UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04492

MFS SERIES TRUST X

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: May 31*

Date of reporting period: May 31, 2018**

*	This Form N-CSR pertains to the following series of the Registrant: MFS Aggressive Growth Allocation Fund, MFS Blended Research Growth Equity Fund, MFS Blended Research Mid Cap Equity Fund, MFS Blended Research Small Cap Equity Fund, MFS Blended Research Value Equity Fund, MFS Conservative Allocation Fund, MFS Emerging Markets Equity Fund, MFS Growth Allocation Fund, MFS International Diversification Fund, MFS International Growth Fund, MFS International Value Fund, MFS Managed Wealth Fund, and MFS Moderate Allocation Fund. Each remaining series of the Registrant has a fiscal year end other than May 31.
**	Effective March 29, 2018, the following series of the Registrant was liquidated: MFS Absolute Return Fund.

ITEM 1.	REPORTS TO STOCKHOLDERS.

As of the period end, MFS Absolute Return Fund, a series of the Registrant, did not have any shareholders as described in the introductory note on the cover page of this Form N-CSR.

Annual Report

May 31, 2018

MFS® Emerging Markets Equity Fund

FEM-ANN

MFS® Emerging Markets Equity Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Rising bond yields, international trade friction and geopolitical uncertainty have contributed to a measurable uptick in market volatility — a departure from the low-volatility environment that prevailed for much of 2017. In recent months, against this backdrop, global markets have given back some of the strong gains recorded during 2017 and early 2018. Global economic growth remains healthy, notwithstanding signs of a modest slowdown over the past few months, particularly in Europe.

Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. Newly enacted U.S. tax reforms have been welcomed by equity markets, while emerging market economies have benefited from the solid macroeconomic backdrop.

Around the world, inflation remains largely subdued, but tight labor markets and solid global demand have investors on the lookout for its potential resurgence. Increased U.S. protectionism is also a growing concern, as investors fear that trade disputes could disrupt the synchronized rise in global growth.

As a global investment manager, MFS® strives to create long-term value and protect capital for clients through an active approach and an investment platform built on nearly a century of expertise. To make that long-term value meaningful for clients, we work to align with you on our beliefs, your needs and the time it takes to deliver on your desired outcomes.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

July 16, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Alibaba Group Holding Ltd., ADR	5.4%
Samsung Electronics Co. Ltd.	5.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.6%
Baidu, Inc., ADR	3.1%
Tencent Holdings Ltd.	2.8%
Yum China Holdings, Inc.	2.8%
Housing Development Finance Corp. Ltd.	2.8%
China Construction Bank	2.4%
China Resources Enterprise Ltd.	2.1%
AIA Group Ltd.	2.1%

Equity sectors
Technology	26.6%
Financial Services	24.1%
Consumer Staples	9.4%
Special Products & Services	8.1%
Leisure	6.2%
Autos & Housing	5.5%
Basic Materials	4.6%
Energy	4.1%
Retailing	3.7%
Industrial Goods & Services	2.5%
Transportation	1.8%
Utilities & Communications	1.7%
Health Care	0.5%

Issuer country weightings (x)
China	26.0%
South Korea	11.9%
India	9.1%
Brazil	7.7%
Taiwan	7.2%
Hong Kong	6.5%
United States	4.7%
South Africa	4.3%
Indonesia	3.5%
Other Countries	19.1%

Currency exposure weightings (y)
Hong Kong Dollar	16.7%
Chinese Renminbi	12.2%
South Korean Won	11.9%
United States Dollar	9.8%
Indian Rupee	7.9%
Brazilian Real	7.7%
Taiwan Dollar	7.2%
Indonesian Rupiah	3.5%
Mexican Peso	3.4%
Other Currencies	19.7%

2

Portfolio Composition – continued

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of May 31, 2018.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2018, Class A shares of the MFS Emerging Markets Equity Fund (“fund”) provided a total return of 15.20%, at net asset value. This compares with a return of 14.03% for the fund’s benchmark, the MSCI Emerging Markets Index (net div).

Market Environment

Despite continued solid global economic growth, financial markets were buffeted by increased volatility late in the reporting period. The increase in volatility dented what appeared to have been high levels of investor confidence, leading to a correction in elevated valuations. Valuations are now more in line with long-term averages after the recent bout of market weakness. So far, the rise in volatility has not disrupted the synchronized upturn in growth, though developed markets showed signs of a modest slowdown in the expansion’s pace in early 2018.

During the period, the US Federal Reserve raised rates by 75 basis points, bringing the total number of hikes to six since the central bank began to normalize monetary policy in late 2015. The growth rate in the US, eurozone and Japan remains above potential, though inflation remains contained, particularly outside the US. In the middle of the period, the European Central Bank announced that it was extending its asset purchase program until the end of September 2018, but cut its pace of asset purchases in half as economic conditions improved. Both the Bank of England (“BOE”) and the Bank of Canada raised rates during the period, the BOE for the first time in a decade. The European political backdrop became a bit more volatile late in the period, spurred by a chaotic process which resulted in the formation of an anti-establishment coalition government in Italy.

Bond yields rose in most developed economies during the period, but they remain low by historic standards. Credit spreads remained relatively tight, but widened modestly late in the period as market volatility increased. Increasing concern over growing global trade friction risks appeared to have weighed on business sentiment during the period’s second half. International trade negotiations took a number of unpredictable swings late in the period, with investors largely taking a wait-and-see approach.

Contributors to Performance

Strong stock selection in both the consumer staples and basic materials sectors was a primary factor that contributed to performance relative to the MSCI Emerging Markets Index. Within the consumer staples sector, the fund’s overweight position in beer manufacturer and distributor holding company China Resources Beer Holdings (Hong Kong), snack manufacturer Orion (South Korea) and food and beverage company Tingyi Cayman Islands Holdings (Hong Kong), benefited relative results. Shares of China Resources Beer Holdings appreciated after it appeared that investors reacted positively to news the company was in talks to acquire Dutch brewing company Heineken’s China business. Within the basic materials sector, an overweight position in pulp and paper producer Fibria Celulose (Brazil) bolstered relative returns.

4

Management Review – continued

An underweight position and stock selection in the utilities & communications sector further strengthened relative returns. However, there were no stocks within this sector that were among the fund’s top relative contributors over the reporting period.

Security selection in the autos & housing sector also contributed to relative results, led by the fund not holding poor-performing household goods manufacturer Steinhoff International (South Africa).

In other sectors, holdings of integrated human resource services provider 51 Jobs (b) (China), international school operator China Maple Leaf Educational Systems (b) (Hong Kong) and power transmission manufacturer LS Industrial Systems (b) (South Korea), helped relative results. Shares of China Maple Leaf Educational Systems rose as the company experienced growth in student enrollment and reported better-than-anticipated revenue and profit expansion. Additionally, overweight positions in integrated oil company LUKOIL (Russia) and online and mobile commerce company Alibaba Group (China) aided relative performance.

Detractors from Performance

Weak stock selection in the retailing sector detracted from relative results. Here, the fund’s position in travel retail company Dufry (b) (Switzerland) and developer, manufacturer and retailer of footwear products Stella International Holdings (b) negatively impacted relative returns. Shares of Dufry traded lower during the period as the company reported disappointing earnings results, owing to lower cash generation and weaker-than-anticipated margins.

Security selection and an underweight position in both the energy and health care sectors hindered relative results. Within the energy sector, an overweight position in Brazilian gas and petrochemicals holding company Ultrapar Participacões weighed on relative returns. Within the health care sector, the fund’s position in over-the-counter pharmaceutical and personal care products manufacturer Genomma Lab Internacional (b) (Mexico) held back relative results.

Weak security selection in the technology sector further detracted from relative performance. Within this sector, an underweight position in internet gaming company Tencent Holdings (China), holding shares of Hong Kong consumer electronics products manufacturer VTech Holdings (b) and not owning shares of semiconductor company Sk Hynix (South Korea) weakened relative results.

Elsewhere, overweight positions in food producer BRF (Brazil), education services provider Kroton Educacional (Brazil) and Chinese travel-related services provider Ctrip.com weighed on relative performance. The share price of BRF depreciated after management reported weaker-than-expected margins across all regions as well as slower volume growth.

Respectfully,

Portfolio Manager(s)

Jose Luis Garcia, Robert Lau, and Harry Purcell

(b)	Security is not a benchmark constituent.

5

Management Review – continued

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 5/31/18

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

7

Performance Summary – continued

Total Returns through 5/31/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	10/24/95	15.20%	3.52%	0.22%	N/A
B	10/24/95	14.31%	2.74%	(0.52)%	N/A
C	6/27/96	14.33%	2.74%	(0.52)%	N/A
I	1/02/97	15.47%	3.77%	0.47%	N/A
R1	10/01/08	14.34%	2.74%	N/A	4.19%
R2	10/01/08	14.92%	3.26%	N/A	4.71%
R3	10/01/08	15.19%	3.52%	N/A	4.97%
R4	10/01/08	15.47%	3.77%	N/A	5.23%
R6	6/01/12	15.59%	3.88%	N/A	5.30%
Comparative benchmark(s)
MSCI Emerging Markets Index (net div) (f)		14.03%	4.52%	1.62%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		8.57%	2.30%	(0.37)%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		10.31%	2.38%	(0.52)%	N/A
C With CDSC (1% for 12 months) (v)		13.33%	2.74%	(0.52)%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

MSCI Emerging Markets Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

8

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

December 1, 2017 through May 31, 2018

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2017 through May 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/17	Ending Account Value 5/31/18	Expenses Paid During Period (p) 12/01/17-5/31/18
A	Actual	1.45%	$1,000.00	$1,032.75	$7.35
	Hypothetical (h)	1.45%	$1,000.00	$1,017.70	$7.29
B	Actual	2.20%	$1,000.00	$1,028.44	$11.13
	Hypothetical (h)	2.20%	$1,000.00	$1,013.96	$11.05
C	Actual	2.19%	$1,000.00	$1,028.80	$11.08
	Hypothetical (h)	2.19%	$1,000.00	$1,014.01	$11.00
I	Actual	1.21%	$1,000.00	$1,033.92	$6.14
	Hypothetical (h)	1.21%	$1,000.00	$1,018.90	$6.09
R1	Actual	2.20%	$1,000.00	$1,028.70	$11.13
	Hypothetical (h)	2.20%	$1,000.00	$1,013.96	$11.05
R2	Actual	1.70%	$1,000.00	$1,031.29	$8.61
	Hypothetical (h)	1.70%	$1,000.00	$1,016.45	$8.55
R3	Actual	1.45%	$1,000.00	$1,032.56	$7.35
	Hypothetical (h)	1.45%	$1,000.00	$1,017.70	$7.29
R4	Actual	1.20%	$1,000.00	$1,033.86	$6.08
	Hypothetical (h)	1.20%	$1,000.00	$1,018.95	$6.04
R6	Actual	1.09%	$1,000.00	$1,034.41	$5.53
	Hypothetical (h)	1.09%	$1,000.00	$1,019.50	$5.49

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

11

PORTFOLIO OF INVESTMENTS

5/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.8%
Issuer	Shares/Par	Value ($)
Airlines - 0.9%
Grupo Aeroportuario del Sureste S.A. de C.V., ADR	89,536	$14,305,167

Alcoholic Beverages - 2.8%
AmBev S.A., ADR	2,311,200	$12,156,912
China Resources Beer Holdings Co. Ltd.	6,766,000	32,867,273

		$45,024,185
Apparel Manufacturers - 0.5%
Stella International Holdings	6,451,000	$7,764,361

Automotive - 2.2%
Kia Motors Corp.	270,304	$7,798,495
Mahindra & Mahindra Ltd.	1,513,617	20,672,637
PT Astra International Tbk	13,122,000	6,496,086

		$34,967,218
Business Services - 1.7%
Cognizant Technology Solutions Corp., “A”	351,213	$26,463,899

Cable TV - 1.7%
Naspers Ltd.	112,445	$26,728,874

Computer Software - Systems - 2.1%
EPAM Systems, Inc. (a)	71,580	$8,817,224
Globant S.A. (a)	173,737	8,947,456
Linx S.A.	1,579,700	8,059,586
Luxoft Holding, Inc. (a)	196,426	7,071,336

		$32,895,602
Construction - 1.9%
PT Indocement Tunggal Prakarsa Tbk	12,442,600	$15,816,979
Techtronic Industries Co. Ltd.	2,310,000	13,857,291

		$29,674,270
Consumer Products - 1.0%
Dabur India Ltd.	2,691,576	$15,264,691

Consumer Services - 6.5%
51job, Inc., ADR (a)	181,647	$19,327,241
China Maple Leaf Educational Systems	5,481,000	10,440,399

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Consumer Services - continued
Ctrip.com International Ltd., ADR (a)	638,470	$28,788,612
Kroton Educacional S.A.	3,918,400	11,374,150
MakeMyTrip Ltd. (a)	544,633	19,062,155
SEEK Ltd.	894,196	13,608,178

		$102,600,735
Containers - 0.5%
Lock & Lock Co. Ltd.	378,069	$8,331,346

Electrical Equipment - 2.5%
Bharat Heavy Electricals Ltd.	11,240,273	$13,889,781
LS Industrial Systems Co. Ltd.	361,788	25,910,324

		$39,800,105
Electronics - 11.0%
Samsung Electronics Co. Ltd.	1,678,006	$78,767,388
Silicon Motion Technology Corp., ADR	438,000	21,299,940
Taiwan Semiconductor Manufacturing Co. Ltd.	9,853,695	73,525,512

		$173,592,840
Energy - Independent - 1.3%
Gran Tierra Energy, Inc. (a)	4,161,187	$13,543,274
Ultrapar Participacoes S.A.	482,240	6,468,566

		$20,011,840
Energy - Integrated - 2.2%
LUKOIL PJSC, ADR	451,222	$30,113,007
Petroleo Brasileiro S.A., ADR	401,928	4,766,866

		$34,879,873
Food & Beverages - 5.0%
AVI Ltd.	2,815,645	$22,626,904
BRF S.A. (a)	1,280,210	7,342,853
Orion Corp.	179,363	21,547,853
Tingyi (Cayman Islands) Holding Corp.	12,404,000	27,771,093

		$79,288,703
Food & Drug Stores - 0.8%
Dairy Farm International Holdings Ltd.	1,530,900	$13,119,813

Forest & Paper Products - 1.2%
Fibria Celulose S.A.	457,807	$8,516,754
Suzano Papel e Celulose	902,400	10,443,856

		$18,960,610

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Furniture & Appliances - 1.4%
Coway Co. Ltd.	281,727	$22,816,241

Gaming & Lodging - 1.3%
Genting Berhad	9,355,300	$20,661,580

General Merchandise - 0.4%
S.A.C.I. Falabella	721,963	$6,765,668

Insurance - 2.5%
AIA Group Ltd.	3,567,000	$32,548,690
Samsung Fire & Marine Insurance Co. Ltd.	29,320	6,813,544

		$39,362,234
Internet - 12.4%
Alibaba Group Holding Ltd., ADR (a)	434,143	$85,964,655
Baidu, Inc., ADR (a)	204,121	49,511,590
NAVER Corp.	26,417	16,356,128
Tencent Holdings Ltd.	882,000	44,459,550

		$196,291,923
Major Banks - 6.2%
Banco Bradesco S.A., ADR	3,536,152	$27,758,793
Barclays Africa Group Ltd.	969,087	12,308,090
China Construction Bank	37,224,490	37,493,513
Industrial & Commercial Bank of China, “H”	25,833,000	21,252,171

		$98,812,567
Metals & Mining - 1.6%
Vale S.A., ADR	1,846,224	$25,108,646

Network & Telecom - 1.2%
VTech Holdings Ltd.	1,571,200	$19,166,761

Oil Services - 0.6%
Lamprell PLC (a)	7,423,730	$9,868,740

Other Banks & Diversified Financials - 13.8%
Credicorp Ltd.	42,555	$9,422,528
E.Sun Financial Holding Co. Ltd.	26,667,631	18,602,322
Grupo Financiero Banorte S.A. de C.V.	1,903,674	10,136,562
Grupo Financiero Inbursa S.A. de C.V.	7,137,577	10,081,177
Housing Development Finance Corp. Ltd.	1,616,978	43,829,659
Kasikornbank Co. Ltd.	3,155,800	19,204,773
Komercni Banka A.S.	419,982	17,016,213

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Other Banks & Diversified Financials - continued
Metropolitan Bank & Trust Co.	13,626,744	$20,594,902
PT Bank Central Asia Tbk	6,092,000	9,930,630
Public Bank Berhad	2,755,951	16,495,207
Sberbank of Russia	4,281,441	15,248,502
Shriram Transport Finance Co. Ltd.	938,802	20,186,771
Union National Bank	7,430,940	7,202,033

		$217,951,279
Pharmaceuticals - 0.5%
Genomma Lab Internacional S.A., “B” (a)	9,888,667	$8,379,113

Railroad & Shipping - 0.5%
GMexico Transportes S.A.B. de C.V	5,756,600	$7,911,315

Real Estate - 1.6%
Aldar Properties PJSC	10,896,353	$6,081,299
Concentradora Fibra Hotelera Mexicana S.A. de C.V., REIT	5,060,082	2,884,640
Hang Lung Properties Ltd.	7,350,000	16,680,691

		$25,646,630
Restaurants - 3.2%
Jollibee Foods Corp.	1,323,770	$6,904,150
Yum China Holdings, Inc.	1,122,395	44,110,124

		$51,014,274
Specialty Chemicals - 1.3%
Astra Argo Lestari	7,925,800	$7,147,393
PTT Global Chemical PLC	4,994,500	13,934,327

		$21,081,720
Specialty Stores - 1.9%
Dufry AG	149,761	$20,429,552
JD.com, Inc., ADR (a)	296,926	10,445,857

		$30,875,409
Telecommunications - Wireless - 0.4%
Mobile TeleSystems PJSC, ADR	628,055	$6,016,767

Telephone Services - 0.5%
PT XL Axiata Tbk (a)	54,280,850	$8,185,919

Tobacco - 0.5%
PT Hanjaya Mandala Sampoerna Tbk	31,520,400	$8,572,176

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Trucking - 0.4%
Emergent Capital, Inc.	374,105	$5,998,611

Utilities - Electric Power - 0.8%
CESC Ltd.	795,906	$11,979,522
Total Common Stocks (Identified Cost, $1,253,337,538)		$1,566,141,227

Investment Companies (h) - 1.5%
Money Market Funds - 1.5%
MFS Institutional Money Market Portfolio, 1.82% (v) (Identified Cost, $23,477,550)	23,482,241	$23,479,892

Other Assets, Less Liabilities - (0.3)%		(5,113,345)
Net Assets - 100.0%		$1,584,507,774

(a)	Non-income producing security.
(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $23,479,892 and $1,566,141,227, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PJSC	Public Joint Stock Company
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/18

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $1,253,337,538)	$1,566,141,227
Investments in affiliated issuers, at value (identified cost, $23,477,550)	23,479,892
Receivables for
Investments sold	1,136,734
Fund shares sold	1,006,234
Interest and dividends	1,543,228
Other assets	3,326
Total assets	$1,593,310,641
Liabilities
Payables for
Investments purchased	$5,337,655
Fund shares reacquired	597,253
Payable to affiliates
Investment adviser	84,031
Shareholder servicing costs	40,745
Distribution and service fees	2,885
Payable for independent Trustees’ compensation	744
Deferred country tax expense payable	2,051,857
Accrued expenses and other liabilities	687,697
Total liabilities	$8,802,867
Net assets	$1,584,507,774
Net assets consist of
Paid-in capital	$1,327,574,061
Unrealized appreciation (depreciation) (net of $1,710,825 deferred country tax)	311,095,965
Accumulated net realized gain (loss)	(58,372,245)
Undistributed net investment income	4,209,993
Net assets	$1,584,507,774
Shares of beneficial interest outstanding	43,357,866

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$154,712,761	4,421,983	$34.99
Class B	5,384,581	167,324	32.18
Class C	17,790,174	566,145	31.42
Class I	62,565,285	1,697,682	36.85
Class R1	637,312	20,446	31.17
Class R2	6,067,425	189,866	31.96
Class R3	2,464,726	70,746	34.84
Class R4	7,023,302	201,541	34.85
Class R6	1,327,862,208	36,022,133	36.86

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $37.12 [100 / 94.25 x $34.99]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/18

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$25,825,977
Dividends from affiliated issuers	337,991
Other	61,725
Income on securities loaned	12,040
Foreign taxes withheld	(2,521,628)
Total investment income	$23,716,105
Expenses
Management fee	$13,072,511
Distribution and service fees	681,436
Shareholder servicing costs	960,894
Administrative services fee	215,117
Independent Trustees’ compensation	19,258
Custodian fee	868,181
Shareholder communications	45,887
Audit and tax fees	86,504
Legal fees	14,294
Miscellaneous	235,190
Total expenses	$16,199,272
Reduction of expenses by investment adviser and distributor	(127,175)
Net expenses	$16,072,097
Net investment income (loss)	$7,644,008
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$36,508,571
Affiliated issuers	(4,565)
Foreign currency	(518,082)
Net realized gain (loss)	$35,985,924
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $664,760 increase in deferred country tax)	$127,045,263
Affiliated issuers	603
Translation of assets and liabilities in foreign currencies	(2,687)
Net unrealized gain (loss)	$127,043,179
Net realized and unrealized gain (loss)	$163,029,103
Change in net assets from operations	$170,673,111

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	5/31/18	5/31/17
Change in net assets
From operations
Net investment income (loss)	$7,644,008	$6,683,130
Net realized gain (loss)	35,985,924	(15,602,645)
Net unrealized gain (loss)	127,043,179	222,856,819
Change in net assets from operations	$170,673,111	$213,937,304
Distributions declared to shareholders
From net investment income	$(4,250,229)	$(6,355,094)
Change in net assets from fund share transactions	$351,665,326	$100,060,677
Total change in net assets	$518,088,208	$307,642,887
Net assets
At beginning of period	1,066,419,566	758,776,679
At end of period (including undistributed net investment income of $4,209,993 and $1,475,567, respectively)	$1,584,507,774	$1,066,419,566

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$30.39	$24.05		$27.87	$30.60	$30.76
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.16	(c)	$0.16	$0.12	$0.13
Net realized and unrealized gain (loss)	4.53	6.32		(3.95)	(1.98)	(0.17)
Total from investment operations	$4.63	$6.48		$(3.79)	$(1.86)	$(0.04)
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.14)		$(0.03)	$(0.20)	$(0.12)
From net realized gain	—	—		—	(0.67)	—
Total distributions declared to shareholders	$(0.03)	$(0.14)		$(0.03)	$(0.87)	$(0.12)
Net asset value, end of period (x)	$34.99	$30.39		$24.05	$27.87	$30.60
Total return (%) (r)(s)(t)(x)	15.24	27.04	(c)	(13.59)	(5.90)	(0.11)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.49	1.63	(c)	1.73	1.69	1.69
Expenses after expense reductions (f)	1.48	1.61	(c)	1.70	1.66	1.67
Net investment income (loss)	0.28	0.60	(c)	0.64	0.40	0.43
Portfolio turnover	24	43		55	38	44
Net assets at end of period (000 omitted)	$154,713	$116,512		$114,533	$132,361	$161,724

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Year ended
	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$28.15	$22.32		$26.03	$28.63	$28.88
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.15)	$(0.05	)(c)	$(0.01)	$(0.10)	$(0.08)
Net realized and unrealized gain (loss)	4.18	5.88		(3.70)	(1.83)	(0.17)
Total from investment operations	$4.03	$5.83		$(3.71)	$(1.93)	$(0.25)
Less distributions declared to shareholders
From net realized gain	$—	$—		$—	$(0.67)	$—
Net asset value, end of period (x)	$32.18	$28.15		$22.32	$26.03	$28.63
Total return (%) (r)(s)(t)(x)	14.32	26.12	(c)	(14.25)	(6.60)	(0.87)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.24	2.38	(c)	2.48	2.44	2.44
Expenses after expense reductions (f)	2.23	2.37	(c)	2.45	2.42	2.42
Net investment income (loss)	(0.48)	(0.20	)(c)	(0.03)	(0.36)	(0.30)
Portfolio turnover	24	43		55	38	44
Net assets at end of period (000 omitted)	$5,385	$5,786		$5,777	$9,026	$12,251

Class C	Year ended
	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$27.49	$21.80		$25.42	$27.98	$28.22
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.15)	$(0.05	)(c)	$(0.01)	$(0.10)	$(0.08)
Net realized and unrealized gain (loss)	4.08	5.74		(3.61)	(1.79)	(0.16)
Total from investment operations	$3.93	$5.69		$(3.62)	$(1.89)	$(0.24)
Less distributions declared to shareholders
From net realized gain	$—	$—		$—	$(0.67)	$—
Net asset value, end of period (x)	$31.42	$27.49		$21.80	$25.42	$27.98
Total return (%) (r)(s)(t)(x)	14.30	26.10	(c)	(14.24)	(6.62)	(0.85)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.24	2.38	(c)	2.48	2.44	2.44
Expenses after expense reductions (f)	2.23	2.37	(c)	2.45	2.42	2.42
Net investment income (loss)	(0.49)	(0.21	)(c)	(0.04)	(0.37)	(0.29)
Portfolio turnover	24	43		55	38	44
Net assets at end of period (000 omitted)	$17,790	$22,567		$20,132	$30,000	$37,532

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Year ended
	5/31/18	5/31/17		5/31/16		5/31/15	5/31/14
Net asset value, beginning of period	$32.00	$25.31		$29.31		$32.16	$32.33
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.21	(c)	$0.30		$0.18	$0.24
Net realized and unrealized gain (loss)	4.74	6.69		(4.22)		(2.07)	(0.20)
Total from investment operations	$4.95	$6.90		$(3.92)		$(1.89)	$0.04
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.21)		$(0.08)		$(0.29)	$(0.21)
From net realized gain	—	—		—		(0.67)	—
Total distributions declared to shareholders	$(0.10)	$(0.21)		$(0.08)		$(0.96)	$(0.21)
Net asset value, end of period (x)	$36.85	$32.00		$25.31		$29.31	$32.16
Total return (%) (r)(s)(t)(x)	15.48	27.41	(c)	(13.38)		(5.70)	0.13
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.24	1.38	(c)	1.47		1.44	1.44
Expenses after expense reductions (f)	1.23	1.36	(c)	1.45		1.42	1.42
Net investment income (loss)	0.59	0.74	(c)	1.18		0.59	0.76
Portfolio turnover	24	43		55		38	44
Net assets at end of period (000 omitted)	$62,565	$33,855		$19,942		$50,613	$58,251

Class R1	Year ended
	5/31/18	5/31/17		5/31/16		5/31/15	5/31/14
Net asset value, beginning of period	$27.26	$21.62		$25.21		$27.84	$28.14
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.14)	$(0.05	)(c)	$(0.00	)(w)	$(0.13)	$(0.09)
Net realized and unrealized gain (loss)	4.05	5.69		(3.59)		(1.76)	(0.17)
Total from investment operations	$3.91	$5.64		$(3.59)		$(1.89)	$(0.26)
Less distributions declared to shareholders
From net investment income	$—	$—		$—		$(0.07)	$(0.04)
From net realized gain	—	—		—		(0.67)	—
Total distributions declared to shareholders	$—	$—		$—		$(0.74)	$(0.04)
Net asset value, end of period (x)	$31.17	$27.26		$21.62		$25.21	$27.84
Total return (%) (r)(s)(t)(x)	14.34	26.09	(c)	(14.24)		(6.63)	(0.91)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.24	2.38	(c)	2.48		2.45	2.44
Expenses after expense reductions (f)	2.24	2.37	(c)	2.46		2.42	2.42
Net investment income (loss)	(0.45)	(0.23	)(c)	(0.02)		(0.49)	(0.32)
Portfolio turnover	24	43		55		38	44
Net assets at end of period (000 omitted)	$637	$457		$376		$574	$458

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Year ended
	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$27.81	$22.05		$25.61	$28.25	$28.47
Income (loss) from investment operations
Net investment income (loss) (d)	$0.01	$0.05	(c)	$0.06	$0.00 (w)	$0.05
Net realized and unrealized gain (loss)	4.14	5.82		(3.59)	(1.79)	(0.16)
Total from investment operations	$4.15	$5.87		$(3.53)	$(1.79)	$(0.11)
Less distributions declared to shareholders
From net investment income	$—	$(0.11)		$(0.03)	$(0.18)	$(0.11)
From net realized gain	—	—		—	(0.67)	—
Total distributions declared to shareholders	$—	$(0.11)		$(0.03)	$(0.85)	$(0.11)
Net asset value, end of period (x)	$31.96	$27.81		$22.05	$25.61	$28.25
Total return (%) (r)(s)(t)(x)	14.92	26.72	(c)	(13.80)	(6.16)	(0.38)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.74	1.88	(c)	1.98	1.95	1.94
Expenses after expense reductions (f)	1.73	1.87	(c)	1.96	1.93	1.92
Net investment income (loss)	0.03	0.21	(c)	0.27	0.02	0.19
Portfolio turnover	24	43		55	38	44
Net assets at end of period (000 omitted)	$6,067	$4,643		$3,358	$1,781	$1,096

Class R3	Year ended
	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$30.27	$23.94		$27.70	$30.45	$30.62
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.16	(c)	$0.24	$0.10	$0.13
Net realized and unrealized gain (loss)	4.51	6.29		(4.00)	(1.96)	(0.16)
Total from investment operations	$4.60	$6.45		$(3.76)	$(1.86)	$(0.03)
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.12)		$—	$(0.22)	$(0.14)
From net realized gain	—	—		—	(0.67)	—
Total distributions declared to shareholders	$(0.03)	$(0.12)		$—	$(0.89)	$(0.14)
Net asset value, end of period (x)	$34.84	$30.27		$23.94	$27.70	$30.45
Total return (%) (r)(s)(t)(x)	15.20	27.06	(c)	(13.57)	(5.93)	(0.10)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.49	1.63	(c)	1.72	1.70	1.69
Expenses after expense reductions (f)	1.48	1.62	(c)	1.70	1.67	1.67
Net investment income (loss)	0.26	0.61	(c)	0.97	0.33	0.45
Portfolio turnover	24	43		55	38	44
Net assets at end of period (000 omitted)	$2,465	$2,072		$1,947	$4,674	$4,201

See Notes to Financial Statements

24

Financial Highlights – continued

Class R4	Year ended
	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$30.26	$23.96		$27.77	$30.52	$30.70
Income (loss) from investment operations
Net investment income (loss) (d)	$0.17	$0.21	(c)	$0.22	$0.18	$0.21
Net realized and unrealized gain (loss)	4.52	6.30		(3.93)	(1.98)	(0.18)
Total from investment operations	$4.69	$6.51		$(3.71)	$(1.80)	$0.03
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.21)		$(0.10)	$(0.28)	$(0.21)
From net realized gain	—	—		—	(0.67)	—
Total distributions declared to shareholders	$(0.10)	$(0.21)		$(0.10)	$(0.95)	$(0.21)
Net asset value, end of period (x)	$34.85	$30.26		$23.96	$27.77	$30.52
Total return (%) (r)(s)(t)(x)	15.52	27.32	(c)	(13.35)	(5.68)	0.11
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.24	1.38	(c)	1.48	1.44	1.44
Expenses after expense reductions (f)	1.23	1.37	(c)	1.46	1.42	1.42
Net investment income (loss)	0.49	0.77	(c)	0.90	0.61	0.72
Portfolio turnover	24	43		55	38	44
Net assets at end of period (000 omitted)	$7,023	$4,817		$3,940	$4,487	$5,023

Class R6	Year ended
	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$32.00	$25.32		$29.34	$32.19	$32.36
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.24	(c)	$0.25	$0.22	$0.25
Net realized and unrealized gain (loss)	4.76	6.67		(4.14)	(2.09)	(0.19)
Total from investment operations	$4.99	$6.91		$(3.89)	$(1.87)	$0.06
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.23)		$(0.13)	$(0.31)	$(0.23)
From net realized gain	—	—		—	(0.67)	—
Total distributions declared to shareholders	$(0.13)	$(0.23)		$(0.13)	$(0.98)	$(0.23)
Net asset value, end of period (x)	$36.86	$32.00		$25.32	$29.34	$32.19
Total return (%) (r)(s)(t)(x)	15.60	27.49	(c)	(13.25)	(5.60)	0.21
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.14	1.28	(c)	1.36	1.35	1.34
Expenses after expense reductions (f)	1.13	1.26	(c)	1.34	1.32	1.32
Net investment income (loss)	0.64	0.86	(c)	0.99	0.70	0.79
Portfolio turnover	24	43		55	38	44
Net assets at end of period (000 omitted)	$1,327,862	$875,711		$588,772	$565,813	$536,021

See Notes to Financial Statements

25

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Emerging Markets Equity Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be

27

Notes to Financial Statements – continued

valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets.

Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires

28

Notes to Financial Statements – continued

judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
China	$309,226,845	$103,205,233	$—	$412,432,078
South Korea	77,087,963	111,253,359	—	188,341,322
India	19,062,155	125,823,060	—	144,885,215
Brazil	99,668,809	22,328,173	—	121,996,982
Taiwan	39,902,263	73,525,511	—	113,427,774
Hong Kong	51,422,156	51,715,451	—	103,137,607
South Africa	67,662,479	—	—	67,662,479
Indonesia	—	56,149,182	—	56,149,182
United States	55,895,734	—	—	55,895,734
Other Countries	223,721,867	78,490,987	—	302,212,854
Mutual Funds	23,479,892	—	—	23,479,892
Total	$967,130,163	$622,490,956	$—	$1,589,621,119

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $548,773,935 would have been considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued using other observable market-based inputs. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities

29

Notes to Financial Statements – continued

of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At May 31, 2018, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code,

30

Notes to Financial Statements – continued

and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended	Year ended
	5/31/18	5/31/17
Ordinary income (including any short-term capital gains)	$4,250,229	$6,355,094

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/18
Cost of investments	$1,286,109,188
Gross appreciation	371,755,869
Gross depreciation	(68,243,938)
Net unrealized appreciation (depreciation)	$303,511,931
Undistributed ordinary income	4,304,393
Capital loss carryforwards	(50,447,938)
Other temporary differences	(434,673)

31

Notes to Financial Statements – continued

As of May 31, 2018, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Long-Term	$(50,447,938)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Effective April 23, 2018, Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 5/31/18	Year ended 5/31/17
Class A	$123,995	$548,688
Class I	110,410	176,499
Class R2	—	19,119
Class R3	2,118	7,343
Class R4	20,200	32,256
Class R6	3,993,506	5,571,189
Total	$4,250,229	$6,355,094

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $500 million	1.05%
In excess of $500 million and up to $1 billion	0.95%
In excess of $1 billion and up to $4 billion	0.90%
In excess of $4 billion	0.85%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended May 31, 2018, this management fee reduction amounted to $116,568, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2018 was equivalent to an annual effective rate of 0.97% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and

32

Notes to Financial Statements – continued

transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6
1.65%	2.40%	2.40%	1.40%	2.40%	1.90%	1.65%	1.40%	1.29%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2018. For the year ended May 31, 2018, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $41,598 for the year ended May 31, 2018, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$347,669
Class B	0.75%	0.25%	1.00%	1.00%	59,635
Class C	0.75%	0.25%	1.00%	1.00%	235,484
Class R1	0.75%	0.25%	1.00%	1.00%	5,008
Class R2	0.25%	0.25%	0.50%	0.50%	27,546
Class R3	—	0.25%	0.25%	0.25%	6,094
Total Distribution and Service Fees					$681,436

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2018 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended May 31, 2018, this rebate amounted to $10,285, $76, and $246 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption

33

Notes to Financial Statements – continued

within six years of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2018, were as follows:

Amount
Class A	$2,713
Class B	6,096
Class C	1,064

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended May 31, 2018, the fee was $99,619, which equated to 0.0074% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2018, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $288,828.

Under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the period June 1, 2017 through September 30, 2017, these costs for the fund amounted to $572,447 and are included in “Shareholder servicing costs” in the Statement of Operations. Effective October 1, 2017, the fund no longer participates in this agreement.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2018 was equivalent to an annual effective rate of 0.0160% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent

34

Notes to Financial Statements – continued

Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $136 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended May 31, 2018. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $708 at May 31, 2018, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended May 31, 2018, the fee paid by the fund under this agreement was $2,181 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On August 15, 2017, MFS redeemed 576 shares of Class R1 for an aggregate amount of $16,430.

On March 16, 2017, MFS purchased 9,315 shares of Class I for an aggregate amount of $277,109.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended May 31, 2018, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $3,164,130 and $440,613, respectively. The sales transactions resulted in net realized gains (losses) of $150,806.

Effective January 3, 2018, the adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the period January 3, 2018 to May 31, 2018, this reimbursement amounted to $61,126, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended May 31, 2018, purchases and sales of investments, other than short-term obligations, aggregated $668,251,158 and $313,008,051, respectively.

35

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/18		Year ended 5/31/17
	Shares	Amount	Shares	Amount
Shares sold
Class A	1,513,898	$52,280,479	1,147,500	$30,685,731
Class B	23,573	737,398	24,067	597,251
Class C	122,720	3,830,296	184,921	4,600,088
Class I	997,264	37,055,332	702,359	20,016,658
Class R1	7,162	224,974	2,581	61,529
Class R2	67,790	2,145,899	76,975	1,888,536
Class R3	34,087	1,149,850	46,960	1,285,824
Class R4	72,971	2,457,222	29,037	776,013
Class R6	10,016,619	362,539,555	7,044,813	201,745,590
	12,856,084	$462,421,005	9,259,213	$261,657,220

Shares issued to shareholders in reinvestment of distributions
Class A	3,552	$121,047	21,101	$537,032
Class I	2,790	100,006	6,251	167,279
Class R2	—	—	790	18,416
Class R3	62	2,118	290	7,343
Class R4	596	20,200	1,274	32,256
Class R6	109,602	3,928,145	204,365	5,466,765
	116,602	$4,171,516	234,071	$6,229,091

Shares reacquired
Class A	(929,039)	$(32,095,978)	(2,096,903)	$(55,681,660)
Class B	(61,819)	(1,953,568)	(77,268)	(1,923,726)
Class C	(377,609)	(11,841,525)	(287,374)	(7,066,595)
Class I	(360,494)	(13,027,654)	(438,262)	(12,230,945)
Class R1	(3,480)	(107,473)	(3,200)	(76,704)
Class R2	(44,893)	(1,392,516)	(63,079)	(1,572,551)
Class R3	(31,852)	(1,088,913)	(60,122)	(1,586,389)
Class R4	(31,200)	(1,082,303)	(35,612)	(962,625)
Class R6	(1,472,549)	(52,337,265)	(3,136,682)	(86,724,439)
	(3,312,935)	$(114,927,195)	(6,198,502)	$(167,825,634)

36

Notes to Financial Statements – continued

	Year ended 5/31/18		Year ended 5/31/17
	Shares	Amount	Shares	Amount
Net change
Class A	588,411	$20,305,548	(928,302)	$(24,458,897)
Class B	(38,246)	(1,216,170)	(53,201)	(1,326,475)
Class C	(254,889)	(8,011,229)	(102,453)	(2,466,507)
Class I	639,560	24,127,684	270,348	7,952,992
Class R1	3,682	117,501	(619)	(15,175)
Class R2	22,897	753,383	14,686	334,401
Class R3	2,297	63,055	(12,872)	(293,222)
Class R4	42,367	1,395,119	(5,301)	(154,356)
Class R6	8,653,672	314,130,435	4,112,496	120,487,916
	9,659,751	$351,665,326	3,294,782	$100,060,677

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which the MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, the MFS Growth Allocation Fund, and the MFS Aggressive Growth Allocation Fund were the owners of record of approximately 77%, 3%, and 2%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, and the MFS Lifetime 2060 Fund were each owners of record of less than 1% of the value of the outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended May 31, 2018, the fund’s commitment fee and interest expense were $7,652 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

37

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		19,889,594	348,173,635	(344,580,988)	23,482,241

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(4,565)	$603	$—	$337,991	$23,479,892

38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Emerging Markets Equity Fund and the Board of Trustees of MFS Series Trust X:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Emerging Markets Equity Fund (the “Fund”) (one of the funds constituting the MFS Series Trust X (the “Trust”)), including the portfolio of investments, as of May 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the MFS Series Trust X) at May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by

39

Report of Independent Registered Public Accounting Firm – continued

management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

July 16, 2018

40

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 56)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 66)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A
Michael Hegarty (age 73)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)
Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 60)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head –Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 49)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

45

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Jose Luis Garcia
Robert Lau
Harry Purcell

46

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

47

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2018 income tax forms in January 2019. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

For corporate shareholders, 4.37% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Income derived from foreign sources was $25,303,670. The fund intends to pass through foreign tax credits of $2,411,608 for the fiscal year.

48

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

49

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

50

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o DST Asset Manager Solutions, Inc.

30 Dan Road

Canton, MA 02021-2809

Annual Report

May 31, 2018

MFS® International

Diversification SM Fund

MDI-ANN

MFS® International Diversification SM Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Rising bond yields, international trade friction and geopolitical uncertainty have contributed to a measurable uptick in market volatility — a departure from the low-volatility environment that prevailed for much of 2017. In recent months, against this backdrop, global markets have given back some of the strong gains recorded during 2017 and early 2018. Global economic growth remains healthy, notwithstanding signs of a modest slowdown over the past few months, particularly in Europe.

Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. Newly enacted U.S. tax reforms have been welcomed by equity markets, while emerging market economies have benefited from the solid macroeconomic backdrop.

Around the world, inflation remains largely subdued, but tight labor markets and solid global demand have investors on the lookout for its potential resurgence. Increased U.S. protectionism is also a growing concern, as investors fear that trade disputes could disrupt the synchronized rise in global growth.

As a global investment manager, MFS® strives to create long-term value and protect capital for clients through an active approach and an investment platform built on nearly a century of expertise. To make that long-term value meaningful for clients, we work to align with you on our beliefs, your needs and the time it takes to deliver on your desired outcomes.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

July 16, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio target allocation

Portfolio holdings
MFS Research International Fund	29.9%
MFS International Value Fund	25.0%
MFS International Growth Fund	24.9%
MFS International New Discovery Fund	10.0%
MFS Emerging Markets Equity Fund	10.0%
Cash & Cash Equivalents	0.2%

Portfolio actual allocation

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. MFS endeavors to fully invest all MFS funds-of-funds in underlying funds on a daily basis. Any divergence from 0.0% in Cash & Cash Equivalents is typically due to the timing of fund subscriptions/redemptions and the settlement of subsequent investment in/divestment from the underlying funds. While the MFS funds-of-funds’ subscriptions/redemptions are processed at the same day NAV of the underlying funds, a positive/negative cash balance will be reflected on the MFS funds-of-funds’ Statements of Assets and Liabilities until the trades with the underlying funds settle, which is typically two business days. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of May 31, 2018.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2018, Class A shares of the MFS International Diversification Fund (“fund”) provided a total return of 10.46%, at net asset value. This compares with a return of 9.67% for the fund’s benchmark, the MSCI All Country World (ex-US) Index (net div).

Market Environment

Despite continued solid global economic growth, financial markets were buffeted by increased volatility late in the reporting period. The increase in volatility dented what appeared to have been high levels of investor confidence, leading to a correction in elevated valuations. Valuations are now more in line with long-term averages after the recent bout of market weakness. So far, the rise in volatility has not disrupted the synchronized upturn in growth, though developed markets showed signs of a modest slowdown in the expansion’s pace in early 2018.

During the period, the US Federal Reserve raised rates by 75 basis points, bringing the total number of hikes to six since the central bank began to normalize monetary policy in late 2015. The growth rate in the US, eurozone and Japan remains above potential, though inflation remains contained, particularly outside the US. In the middle of the period, the European Central Bank announced that it was extending its asset purchase program until the end of September 2018, but cut its pace of asset purchases in half as economic conditions improved. Both the Bank of England (“BOE”) and the Bank of Canada raised rates during the period, the BOE for the first time in a decade. The European political backdrop became a bit more volatile late in the period, spurred by a chaotic process which resulted in the formation of an anti-establishment coalition government in Italy.

Bond yields rose in most developed economies during the period, but they remain low by historic standards. Credit spreads remained relatively tight, but widened modestly late in the period as market volatility increased. Increasing concern over growing global trade friction risks appeared to have weighed on business sentiment during the period’s second half. International trade negotiations took a number of unpredictable swings late in the period, with investors largely taking a wait-and-see approach.

Factors Affecting Performance

During the reporting period, the fund benefited from its exposure to the MFS International Growth Fund, MFS Emerging Markets Equity Fund and MFS International New Discovery Fund. Additionally, all three funds outperformed their respective market segments which further supported relative performance. Conversely, the fund’s exposure to both the MFS International Value Fund and MFS Research International Fund held back relative returns.

Respectfully,

Portfolio Manager(s)

Thomas Melendez

3

Management Review – continued

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 5/31/18

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

5

Performance Summary – continued

Total Returns through 5/31/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	9/30/04	10.46%	7.00%	3.77%	N/A
B	9/30/04	9.71%	6.22%	3.01%	N/A
C	9/30/04	9.67%	6.21%	3.01%	N/A
I	9/30/04	10.78%	7.28%	4.05%	N/A
R1	4/01/05	9.70%	6.22%	3.01%	N/A
R2	9/30/04	10.20%	6.74%	3.52%	N/A
R3	4/01/05	10.44%	7.00%	3.78%	N/A
R4	4/01/05	10.75%	7.28%	4.04%	N/A
R6	10/02/17	N/A	N/A	N/A	5.98%
Comparative benchmark(s)
MSCI All Country World (ex-US) Index (net div) (f)		9.67%	5.46%	1.86%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		4.11%	5.74%	3.16%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		5.71%	5.90%	3.01%	N/A
C With CDSC (1% for 12 months) (v)		8.67%	6.21%	3.01%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4 and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

MSCI All Country World (ex-US) Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the developed and emerging markets, excluding the U.S.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time

6

Performance Summary – continued

periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2017 through May 31, 2018

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expenses and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary. If these transactional and indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2017 through May 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/17	Ending Account Value 5/31/18	Expenses Paid During Period (p) 12/01/17-5/31/18
A	Actual	0.35%	$1,000.00	$1,018.94	$1.76
	Hypothetical (h)	0.35%	$1,000.00	$1,023.19	$1.77
B	Actual	1.10%	$1,000.00	$1,015.68	$5.53
	Hypothetical (h)	1.10%	$1,000.00	$1,019.45	$5.54
C	Actual	1.10%	$1,000.00	$1,015.03	$5.53
	Hypothetical (h)	1.10%	$1,000.00	$1,019.45	$5.54
I	Actual	0.10%	$1,000.00	$1,020.52	$0.50
	Hypothetical (h)	0.10%	$1,000.00	$1,024.43	$0.50
R1	Actual	1.10%	$1,000.00	$1,015.23	$5.53
	Hypothetical (h)	1.10%	$1,000.00	$1,019.45	$5.54
R2	Actual	0.60%	$1,000.00	$1,017.78	$3.02
	Hypothetical (h)	0.60%	$1,000.00	$1,021.94	$3.02
R3	Actual	0.35%	$1,000.00	$1,018.72	$1.76
	Hypothetical (h)	0.35%	$1,000.00	$1,023.19	$1.77
R4	Actual	0.10%	$1,000.00	$1,020.07	$0.50
	Hypothetical (h)	0.10%	$1,000.00	$1,024.43	$0.50
R6	Actual	0.00%	$1,000.00	$1,021.29	$0.00
	Hypothetical (h)	0.00%	$1,000.00	$1,024.93	$0.00

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

9

PORTFOLIO OF INVESTMENTS

5/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Investment Companies (h) - 99.9%
Issuer	Shares/Par	Value ($)
International Stock Funds - 99.8%
MFS Emerging Markets Equity Fund - Class R6	32,888,122	$1,212,585,045
MFS International Growth Fund - Class R6	88,360,509	3,027,231,042
MFS International New Discovery Fund - Class R6	33,168,544	1,213,968,700
MFS International Value Fund - Class R6	70,319,608	3,030,071,918
MFS Research International Fund - Class R6	191,528,661	3,627,552,843

		$12,111,409,548
Money Market Funds - 0.1%
MFS Institutional Money Market Portfolio, 1.82% (v)	18,355,977	$18,354,141
Total Investment Companies (Identified Cost, $10,211,673,548)		$12,129,763,689

Other Assets, Less Liabilities - 0.1%		6,553,901
Net Assets - 100.0%		$12,136,317,590

(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate value of the fund’s investments in affiliated issuers was $12,129,763,689.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

See Notes to Financial Statements

10

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/18

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in affiliated issuers, at value (identified cost, $10,211,673,548)	$12,129,763,689
Receivables for
Investments sold	1,681,654
Fund shares sold	47,030,756
Receivable from investment adviser	494,397
Other assets	21,641
Total assets	$12,178,992,137
Liabilities
Payables for
Investments purchased	$23,014,035
Fund shares reacquired	15,748,073
Payable to affiliates
Shareholder servicing costs	3,217,855
Distribution and service fees	68,104
Payable for independent Trustees’ compensation	116
Accrued expenses and other liabilities	626,364
Total liabilities	$42,674,547
Net assets	$12,136,317,590
Net assets consist of
Paid-in capital	$10,209,353,051
Unrealized appreciation (depreciation)	1,918,090,141
Accumulated net realized gain (loss)	15,014,082
Accumulated distributions in excess of net investment income	(6,139,684)
Net assets	$12,136,317,590
Shares of beneficial interest outstanding	612,932,393

11

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$2,263,604,570	115,002,903	$19.68
Class B	34,421,018	1,771,847	19.43
Class C	517,523,457	26,949,987	19.20
Class I	5,199,628,405	261,427,792	19.89
Class R1	8,911,909	470,860	18.93
Class R2	73,998,265	3,825,326	19.34
Class R3	391,082,278	20,010,514	19.54
Class R4	948,408,752	47,843,238	19.82
Class R6	2,698,738,936	135,629,926	19.90

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $20.88 [100 / 94.25 x $19.68]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

12

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/18

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends from affiliated issuers	$144,566,297
Other	3,152
Total investment income	$144,569,449
Expenses
Distribution and service fees	$12,069,037
Shareholder servicing costs	9,721,598
Administrative services fee	17,500
Independent Trustees’ compensation	97,908
Custodian fee	105,018
Shareholder communications	701,195
Audit and tax fees	39,537
Legal fees	94,216
Miscellaneous	987,775
Total expenses	$23,833,784
Reduction of expenses by investment adviser and distributor	(2,735,897)
Net expenses	$21,097,887
Net investment income (loss)	$123,471,562
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Investments in affiliated issuers	$31,088,297
Capital gain distributions from underlying affiliated funds	66,188,717
Net realized gain (loss)	$97,277,014
Change in unrealized appreciation or depreciation
Affiliated issuers	$686,551,994
Net realized and unrealized gain (loss)	$783,829,008
Change in net assets from operations	$907,300,570

See Notes to Financial Statements

13

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	5/31/18	5/31/17
Change in net assets
From operations
Net investment income (loss)	$123,471,562	$78,401,612
Net realized gain (loss)	97,277,014	42,842,158
Net unrealized gain (loss)	686,551,994	967,850,103
Change in net assets from operations	$907,300,570	$1,089,093,873
Distributions declared to shareholders
From net investment income	$(157,001,812)	$(109,200,234)
Change in net assets from fund share transactions	$3,709,391,940	$1,961,042,637
Total change in net assets	$4,459,690,698	$2,940,936,276
Net assets
At beginning of period	7,676,626,892	4,735,690,616
At end of period (including accumulated distributions in excess of net investment income of $6,139,684 and undistributed net investment income of $27,390,566)	$12,136,317,590	$7,676,626,892

See Notes to Financial Statements

14

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$18.07	$15.59		$16.91	$16.96	$15.05
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.21	$0.24	(c)	$0.17	$0.26	$0.17
Net realized and unrealized gain (loss)	1.68	2.54		(1.24)	(0.12)	1.88
Total from investment operations	$1.89	$2.78		$(1.07)	$0.14	$2.05
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.30)		$(0.25)	$(0.19)	$(0.14)
Net asset value, end of period (x)	$19.68	$18.07		$15.59	$16.91	$16.96
Total return (%) (r)(s)(t)(x)	10.46	18.18	(c)	(6.36)	0.91	13.68
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.38	0.37	(c)	0.38	0.38	0.35
Expenses after expense reductions (f)(h)	0.35	0.35	(c)	0.35	0.35	0.35
Net investment income (loss) (l)	1.09	1.51	(c)	1.11	1.57	1.04
Portfolio turnover	1	3		3	4	2
Net assets at end of period (000 omitted)	$2,263,605	$1,804,722		$2,388,830	$2,434,548	$2,503,563

See Notes to Financial Statements

15

Financial Highlights – continued

Class B	Year ended
	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$17.84	$15.38		$16.75	$16.76	$14.85
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.07	$0.09	(c)	$0.06	$0.14	$0.05
Net realized and unrealized gain (loss)	1.66	2.54		(1.25)	(0.11)	1.86
Total from investment operations	$1.73	$2.63		$(1.19)	$0.03	$1.91
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.17)		$(0.18)	$(0.04)	$—
Net asset value, end of period (x)	$19.43	$17.84		$15.38	$16.75	$16.76
Total return (%) (r)(s)(t)(x)	9.71	17.27	(c)	(7.09)	0.21	12.86
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.12	1.12	(c)	1.13	1.13	1.10
Expenses after expense reductions (f)(h)	1.10	1.10	(c)	1.10	1.10	1.10
Net investment income (loss) (l)	0.36	0.56	(c)	0.37	0.83	0.29
Portfolio turnover	1	3		3	4	2
Net assets at end of period (000 omitted)	$34,421	$34,040		$35,760	$47,145	$63,527

Class C	Year ended
	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$17.65	$15.23		$16.60	$16.64	$14.79
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.07	$0.09	(c)	$0.06	$0.13	$0.04
Net realized and unrealized gain (loss)	1.64	2.51		(1.23)	(0.10)	1.86
Total from investment operations	$1.71	$2.60		$(1.17)	$0.03	$1.90
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.18)		$(0.20)	$(0.07)	$(0.05)
Net asset value, end of period (x)	$19.20	$17.65		$15.23	$16.60	$16.64
Total return (%) (r)(s)(t)(x)	9.67	17.28	(c)	(7.07)	0.21	12.84
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.12	1.12	(c)	1.13	1.13	1.10
Expenses after expense reductions (f)(h)	1.10	1.10	(c)	1.10	1.10	1.10
Net investment income (loss) (l)	0.37	0.57	(c)	0.36	0.82	0.29
Portfolio turnover	1	3		3	4	2
Net assets at end of period (000 omitted)	$517,523	$470,214		$460,869	$502,461	$505,528

See Notes to Financial Statements

16

Financial Highlights – continued

Class I	Year ended
	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$18.25	$15.75		$17.05	$17.10	$15.16
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.30	$0.23	(c)	$0.22	$0.31	$0.21
Net realized and unrealized gain (loss)	1.66	2.61		(1.26)	(0.13)	1.91
Total from investment operations	$1.96	$2.84		$(1.04)	$0.18	$2.12
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.34)		$(0.26)	$(0.23)	$(0.18)
Net asset value, end of period (x)	$19.89	$18.25		$15.75	$17.05	$17.10
Total return (%) (r)(s)(t)(x)	10.78	18.42	(c)	(6.09)	1.16	13.99
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.13	0.12	(c)	0.13	0.14	0.10
Expenses after expense reductions (f)(h)	0.10	0.10	(c)	0.10	0.10	0.10
Net investment income (loss) (l)	1.56	1.39	(c)	1.38	1.85	1.32
Portfolio turnover	1	3		3	4	2
Net assets at end of period (000 omitted)	$5,199,628	$4,166,366		$1,036,517	$857,731	$694,822

Class R1	Year ended
	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$17.39	$15.01		$16.36	$16.43	$14.59
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.06	$0.09	(c)	$0.05	$0.17	$0.04
Net realized and unrealized gain (loss)	1.63	2.47		(1.21)	(0.15)	1.84
Total from investment operations	$1.69	$2.56		$(1.16)	$0.02	$1.88
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.18)		$(0.19)	$(0.09)	$(0.04)
Net asset value, end of period (x)	$18.93	$17.39		$15.01	$16.36	$16.43
Total return (%) (r)(s)(t)(x)	9.70	17.29	(c)	(7.08)	0.18	12.89
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.12	1.12	(c)	1.13	1.14	1.10
Expenses after expense reductions (f)(h)	1.10	1.10	(c)	1.10	1.10	1.10
Net investment income (loss) (l)	0.33	0.58	(c)	0.36	1.06	0.24
Portfolio turnover	1	3		3	4	2
Net assets at end of period (000 omitted)	$8,912	$8,716		$7,736	$10,347	$9,306

See Notes to Financial Statements

17

Financial Highlights – continued

Class R2	Year ended
	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$17.76	$15.34		$16.66	$16.71	$14.84
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.16	$0.17	(c)	$0.13	$0.22	$0.12
Net realized and unrealized gain (loss)	1.65	2.52		(1.22)	(0.12)	1.87
Total from investment operations	$1.81	$2.69		$(1.09)	$0.10	$1.99
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.27)		$(0.23)	$(0.15)	$(0.12)
Net asset value, end of period (x)	$19.34	$17.76		$15.34	$16.66	$16.71
Total return (%) (r)(s)(t)(x)	10.20	17.82	(c)	(6.55)	0.68	13.41
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.62	0.62	(c)	0.63	0.63	0.60
Expenses after expense reductions (f)(h)	0.60	0.60	(c)	0.60	0.60	0.60
Net investment income (loss) (l)	0.84	1.07	(c)	0.86	1.36	0.77
Portfolio turnover	1	3		3	4	2
Net assets at end of period (000 omitted)	$73,998	$72,991		$59,795	$62,242	$62,817

Class R3	Year ended
	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$17.95	$15.49		$16.80	$16.86	$14.96
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.21	$0.21	(c)	$0.17	$0.26	$0.16
Net realized and unrealized gain (loss)	1.66	2.55		(1.24)	(0.12)	1.89
Total from investment operations	$1.87	$2.76		$(1.07)	$0.14	$2.05
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.30)		$(0.24)	$(0.20)	$(0.15)
Net asset value, end of period (x)	$19.54	$17.95		$15.49	$16.80	$16.86
Total return (%) (r)(s)(t)(x)	10.44	18.19	(c)	(6.34)	0.89	13.73
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.38	0.37	(c)	0.38	0.39	0.35
Expenses after expense reductions (f)(h)	0.35	0.35	(c)	0.35	0.35	0.35
Net investment income (loss) (l)	1.09	1.32	(c)	1.11	1.59	0.99
Portfolio turnover	1	3		3	4	2
Net assets at end of period (000 omitted)	$391,082	$289,853		$230,042	$246,552	$212,909

See Notes to Financial Statements

18

Financial Highlights – continued

Class R4	Year ended
	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$18.19	$15.70		$17.00	$17.04	$15.11
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.26	$0.26	(c)	$0.20	$0.31	$0.23
Net realized and unrealized gain (loss)	1.69	2.57		(1.24)	(0.12)	1.88
Total from investment operations	$1.95	$2.83		$(1.04)	$0.19	$2.11
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.34)		$(0.26)	$(0.23)	$(0.18)
Net asset value, end of period (x)	$19.82	$18.19		$15.70	$17.00	$17.04
Total return (%) (r)(s)(t)(x)	10.75	18.42	(c)	(6.11)	1.23	13.97
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.13	0.12	(c)	0.13	0.14	0.11
Expenses after expense reductions (f)(h)	0.10	0.10	(c)	0.10	0.10	0.10
Net investment income (loss) (l)	1.32	1.57	(c)	1.30	1.86	1.43
Portfolio turnover	1	3		3	4	2
Net assets at end of period (000 omitted)	$948,409	$829,724		$506,597	$467,961	$328,533

Class R6	5/31/18 (i)
Net asset value, beginning of period	$19.09
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.02
Net realized and unrealized gain (loss)	1.12
Total from investment operations	$1.14
Less distributions declared to shareholders
From net investment income	$(0.33)
Net asset value, end of period (x)	$19.90
Total return (%) (r)(s)(t)(x)	5.98	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.03	(a)
Expenses after expense reductions (f)(h)	0.00	(a)
Net investment income (loss) (l)	0.13	(a)
Portfolio turnover	1	(n)
Net assets at end of period (000 omitted)	$2,698,739

See Notes to Financial Statements

19

Financial Highlights – continued

(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(i)	For the period from the inception of Class R6, October 2, 2017, through the stated period end.
(l)	Recognition of net investment income by the fund may be affected by the timing of the declaration of dividends by the underlying affiliated funds in which the fund invests. The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

20

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS International Diversification Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

The fund is a “fund of funds”, which invests the majority of its assets in other MFS mutual funds (underlying funds), which may have different fiscal year ends than the fund. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. Certain underlying funds can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets.

The accounting policies of the underlying funds in which the fund invests are outlined in the underlying funds’ shareholder reports, which are available without charge by calling 1-800-225-2606, at mfs.com and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov or at the SEC’s public reference room in Washington, D.C. The underlying funds’ shareholder reports are not covered by this report.

The investment objective of each of the international stock funds held by the fund at May 31, 2018 was to seek capital appreciation.

Investment Valuations – Open-end investment companies (underlying funds) are generally valued at their net asset value per share. The investments of underlying funds

21

Notes to Financial Statements – continued

managed by the adviser are valued as described below. For purposes of this policy disclosure, “fund” also refers to the underlying funds in which the fund-of-funds invests.

Equity securities, including restricted equity securities and equity securities held short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of

22

Notes to Financial Statements – continued

derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Mutual Funds	$12,129,763,689	$—	$—	$12,129,763,689

For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the underlying funds’ shareholder reports for further information regarding the levels used in valuing the underlying funds’ assets or liabilities.

Derivatives – The fund does not invest in derivatives directly. The fund does invest in underlying funds that may use derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease

23

Notes to Financial Statements – continued

interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the underlying funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income by the fund is affected by the timing of the declaration of distributions by the underlying funds in which the fund invests. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

The fund and/or the underlying funds may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial

24

Notes to Financial Statements – continued

statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended	Year ended
	5/31/18	5/31/17
Ordinary income (including any short-term capital gains)	$157,001,812	$109,200,234

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/18
Cost of investments	$10,273,708,227
Gross appreciation	1,856,055,462
Net unrealized appreciation (depreciation)	$1,856,055,462
Undistributed long-term capital gain	77,048,761
Late year ordinary loss deferral	(6,139,684)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Effective April 23, 2018, Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 5/31/18	Year ended 5/31/17
Class A	$29,305,942	$42,843,397
Class B	262,683	339,388
Class C	4,475,911	5,091,111
Class I	100,725,032	41,038,449
Class R1	68,074	88,451
Class R2	886,064	1,076,408
Class R3	5,228,750	4,828,840
Class R4	14,831,534	13,894,190
Class R6	1,217,822	—
Total	$157,001,812	$109,200,234

25

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. MFS receives no compensation under this agreement; however MFS receives management fees from the underlying MFS funds.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, excluding distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that fund operating expenses do not exceed 0.10% annually of the class’ average daily net assets for each of Class A, Class B, Class C, Class I, Class R1 Class R2, Class R3, and Class R4 shares, and 0.00% annually of the class’ average daily net assets for Class R6 shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2018. For the year ended May 31, 2018, this reduction amounted to $2,727,019, which is included in the reduction of total expenses in the Statement of Operations.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $1,281,005 for the year ended May 31, 2018, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$5,070,195
Class B	0.75%	0.25%	1.00%	1.00%	354,369
Class C	0.75%	0.25%	1.00%	1.00%	5,290,676
Class R1	0.75%	0.25%	1.00%	1.00%	87,772
Class R2	0.25%	0.25%	0.50%	0.50%	373,188
Class R3	—	0.25%	0.25%	0.25%	892,837
Total Distribution and Service Fees					$12,069,037

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

26

Notes to Financial Statements – continued

(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2018 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended May 31, 2018, this rebate amounted to $8,049, $84, $450, $7, $88, and $200 for Class A, Class B, Class C, Class R1, Class R2, and Class R3, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2018, were as follows:

Amount
Class A	$51,033
Class B	24,912
Class C	47,601

Shareholder Servicing Agent – Effective September 28, 2017, MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the funds’ Board of Trustees. For the period from September 28, 2017 through May 31, 2018, the fee was $298,841, which equated to 0.0030% annually of the fund’s average daily net assets.

Effective September 28, 2017, MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the period from September 28, 2017 through May 31, 2018, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $6,376,056.

Prior to September 28, 2017, under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund paid a portion of each MFS fund-of-funds’ transfer agent-related expenses, including out-of-pocket and sub-accounting fees, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-funds. Effective September 28, 2017, the fund was removed from the Special Servicing Agreement. For the period from June 1, 2017 through September 27, 2017, these costs for the fund amounted to $3,046,701 and are included in “Shareholder servicing costs” in the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund pays an annual fixed amount of $17,500. The administrative services

27

Notes to Financial Statements – continued

fee incurred for the year ended May 31, 2018 was equivalent to an annual effective rate of 0.0002% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended May 31, 2018, the fee paid by the fund under this agreement was $16,559 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On September 29, 2017, MFS purchased 2,619 shares of Class R6 for an aggregate amount of $50,000 as an initial investment in Class R6.

On March 19, 2018, MFS redeemed 3,052 shares of Class I for an aggregate amount of $60,796.

(4) Portfolio Securities

For the year ended May 31, 2018, purchases and sales of shares of underlying funds aggregated $3,617,324,238 and $84,006,744, respectively.

28

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/18		Year ended 5/31/17
	Shares	Amount	Shares	Amount
Shares sold
Class A	33,970,206	$658,800,763	38,938,295	$630,066,211
Class B	355,987	6,761,597	246,915	3,977,346
Class C	9,935,119	187,852,586	4,890,858	77,962,860
Class I	176,272,299	3,436,553,582	197,372,499	3,216,726,990
Class R1	67,225	1,255,071	188,046	2,921,639
Class R2	1,174,268	22,283,002	1,694,035	26,814,629
Class R3	9,234,701	174,968,322	6,264,373	99,674,509
Class R4	15,318,846	298,168,626	20,821,787	333,879,840
Class R6	140,721,645	2,851,843,637	—	—
Class 529A	—	—	12,652	194,288
Class 529B	—	—	136	2,055
Class 529C	—	—	5,674	85,365
	387,050,296	$7,638,487,186	270,435,270	$4,392,305,732

Shares issued to shareholders in reinvestment of distributions
Class A	1,402,804	$27,494,952	2,707,880	$41,295,164
Class B	13,009	252,502	21,275	321,463
Class C	215,962	4,144,314	289,220	4,323,841
Class I	4,611,860	91,268,704	2,278,490	35,065,962
Class R1	3,600	68,074	6,005	88,451
Class R2	27,927	538,717	45,983	690,210
Class R3	268,692	5,228,750	318,735	4,828,840
Class R4	706,847	13,939,030	842,755	12,927,863
Class R6	61,568	1,217,822	—	—
	7,312,269	$144,152,865	6,510,343	$99,541,794

Shares reacquired
Class A	(20,256,100)	$(391,191,431)	(94,956,712)	$(1,515,823,346)
Class B	(504,883)	(9,637,633)	(685,074)	(10,889,260)
Class C	(9,838,554)	(186,522,013)	(8,795,685)	(140,649,319)
Class I	(147,738,110)	(2,976,418,760)	(37,192,749)	(605,920,301)
Class R1	(101,167)	(1,864,165)	(208,097)	(3,235,051)
Class R2	(1,486,545)	(28,290,772)	(1,529,276)	(24,261,319)
Class R3	(5,644,976)	(107,738,157)	(5,280,427)	(84,646,715)
Class R4	(13,795,666)	(268,655,295)	(8,325,450)	(135,451,214)
Class R6	(5,153,287)	(102,929,885)	—	—
Class 529A	—	—	(450,093)	(7,037,286)
Class 529B	—	—	(25,112)	(388,583)
Class 529C	—	—	(164,158)	(2,502,495)
	(204,519,288)	$(4,073,248,111)	(157,612,833)	$(2,530,804,889)

29

Notes to Financial Statements – continued

	Year ended 5/31/18		Year ended 5/31/17
	Shares	Amount	Shares	Amount
Net change
Class A	15,116,910	$295,104,284	(53,310,537)	$(844,461,971)
Class B	(135,887)	(2,623,534)	(416,884)	(6,590,451)
Class C	312,527	5,474,887	(3,615,607)	(58,362,618)
Class I	33,146,049	551,403,526	162,458,240	2,645,872,651
Class R1	(30,342)	(541,020)	(14,046)	(224,961)
Class R2	(284,350)	(5,469,053)	210,742	3,243,520
Class R3	3,858,417	72,458,915	1,302,681	19,856,634
Class R4	2,230,027	43,452,361	13,339,092	211,356,489
Class R6	135,629,926	2,750,131,574	—	—
Class 529A	—	—	(437,441)	(6,842,998)
Class 529B	—	—	(24,976)	(386,528)
Class 529C	—	—	(158,484)	(2,417,130)
	189,843,277	$3,709,391,940	119,332,780	$1,961,042,637

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended May 31, 2018, the fund’s commitment fee and interest expense were $57,306 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

30

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Emerging Markets Equity Fund		23,898,489	9,771,547	(781,914)	32,888,122
MFS Institutional Money Market Portfolio		18,120,933	403,791,919	(403,556,875)	18,355,977
MFS International Growth Fund		61,395,716	27,420,982	(456,189)	88,360,509
MFS International New Discovery Fund		23,329,998	10,190,176	(351,630)	33,168,544
MFS International Value Fund		46,577,607	24,117,755	(375,754)	70,319,608
MFS Research International Fund		129,953,107	62,262,605	(687,051)	191,528,661

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value
MFS Emerging Markets Equity Fund	$6,810,482	$114,478,823	$—	$3,574,771	$1,212,585,045
MFS Institutional Money Market Portfolio	(2,286)	—	—	211,767	18,354,141
MFS International Growth Fund	6,664,397	211,103,300	27,561,930	37,686,886	3,027,231,042
MFS International New Discovery Fund	5,764,801	97,092,563	13,040,045	14,522,518	1,213,968,700
MFS International Value Fund	7,624,704	95,575,772	25,586,742	45,138,108	3,030,071,918
MFS Research International Fund	4,226,199	168,301,536	—	43,432,247	3,627,552,843
	$31,088,297	$686,551,994	$66,188,717	$144,566,297	$12,129,763,689

31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and the Shareholders of MFS International Diversification Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS International Diversification Fund (the “Fund”), including the portfolio of investments, as of May 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2018, by correspondence with the underlying funds’ transfer agent. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

July 16, 2018

We have served as the auditor of one or more of the MFS investment companies since 1924.

32

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 56)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 66)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

33

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A
Michael Hegarty (age 73)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)
Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 60)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

34

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head –Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 49)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

35

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal

36

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

37

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Thomas Melendez

38

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

39

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2018 income tax forms in January 2019. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $6,926,115 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $114,961,390. The fund intends to pass through foreign tax credits of $16,660,279 for the fiscal year.

40

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

41

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

42

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o DST Asset Manager Solutions, Inc.

30 Dan Road

Canton, MA 02021-2809

Annual Report

May 31, 2018

MFS® International Growth Fund

FGF-ANN

MFS® International Growth Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Rising bond yields, international trade friction and geopolitical uncertainty have contributed to a measurable uptick in market volatility — a departure from the low-volatility environment that prevailed for much of 2017. In recent months, against this backdrop, global markets have given back some of the strong gains recorded during 2017 and early 2018. Global economic growth remains healthy, notwithstanding signs of a modest slowdown over the past few months, particularly in Europe.

Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. Newly enacted U.S. tax reforms have been welcomed by equity markets, while emerging market economies have benefited from the solid macroeconomic backdrop.

Around the world, inflation remains largely subdued, but tight labor markets and solid global demand have investors on the lookout for its potential resurgence. Increased U.S. protectionism is also a growing concern, as investors fear that trade disputes could disrupt the synchronized rise in global growth.

As a global investment manager, MFS® strives to create long-term value and protect capital for clients through an active approach and an investment platform built on nearly a century of expertise. To make that long-term value meaningful for clients, we work to align with you on our beliefs, your needs and the time it takes to deliver on your desired outcomes.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

July 16, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Nestle S.A.	3.2%
AIA Group Ltd.	3.1%
SAP AG	3.0%
Accenture PLC, “A”	2.8%
Alibaba Group Holding Ltd., ADR	2.7%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.7%
Pernod Ricard S.A.	2.7%
LVMH Moet Hennessy Louis Vuitton SE	2.7%
Roche Holding AG	2.6%
L’Oréal	2.6%

Equity sectors
Consumer Staples	17.7%
Technology	17.3%
Health Care	13.2%
Financial Services	11.3%
Basic Materials	7.6%
Retailing	6.8%
Special Products & Services	6.8%
Industrial Goods & Services	6.5%
Leisure	3.7%
Transportation	2.5%
Energy	2.0%
Utilities & Communications	1.4%
Autos & Housing	0.9%

Issuer country weightings (x)
France	19.1%
Germany	11.2%
United Kingdom	10.6%
Switzerland	10.3%
Japan	9.4%
United States	6.4%
China	6.2%
Canada	3.9%
Taiwan	3.2%
Other Countries	19.7%

Currency exposure weightings (y)
Euro	34.5%
British Pound Sterling	11.4%
Swiss Franc	10.3%
United States Dollar	10.1%
Japanese Yen	9.4%
Hong Kong Dollar	4.4%
Chinese Renminbi	4.1%
Taiwan Dollar	3.2%
Indian Rupee	3.0%
Other Currencies	9.6%

2

Portfolio Composition – continued

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of May 31, 2018.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2018, Class A shares of the MFS International Growth Fund (“fund”) provided a total return of 12.53%, at net asset value. This compares with a return of 11.77% for the fund’s benchmark, the MSCI All Country World (ex-US) Growth Index (net div).

Market Environment

Despite continued solid global economic growth, financial markets were buffeted by increased volatility late in the reporting period. The increase in volatility dented what appeared to have been high levels of investor confidence, leading to a correction in elevated valuations. Valuations are now more in line with long-term averages after the recent bout of market weakness. So far, the rise in volatility has not disrupted the synchronized upturn in growth, though developed markets showed signs of a modest slowdown in the expansion’s pace in early 2018.

During the period, the US Federal Reserve raised rates by 75 basis points, bringing the total number of hikes to six since the central bank began to normalize monetary policy in late 2015. The growth rate in the US, eurozone and Japan remains above potential, though inflation remains contained, particularly outside the US. In the middle of the period, the European Central Bank announced that it was extending its asset purchase program until the end of September 2018, but cut its pace of asset purchases in half as economic conditions improved. Both the Bank of England (“BOE”) and the Bank of Canada raised rates during the period, the BOE for the first time in a decade. The European political backdrop became a bit more volatile late in the period, spurred by a chaotic process which resulted in the formation of an anti-establishment coalition government in Italy.

Bond yields rose in most developed economies during the period, but they remain low by historic standards. Credit spreads remained relatively tight, but widened modestly late in the period as market volatility increased. Increasing concern over growing global trade friction risks appeared to have weighed on business sentiment during the period’s second half. International trade negotiations took a number of unpredictable swings late in the period, with investors largely taking a wait-and-see approach.

4

Management Review – continued

Contributors to Performance

Stock selection in both the retailing and financial services sectors aided performance relative to the MSCI All Country World (ex-US) Growth Index. Within the retailing sector, the fund’s overweight positions in apparel and accessory retailer Kering (France) and luxury goods company LVMH Moet Hennessy Louis Vuitton SE (France) bolstered relative results. Shares of Kering appreciated after management reported strong earnings results during the period driven by better-than-expected organic sales growth in the Gucci and Yves Saint Laurent brands. Within the financial services sector, an overweight position in insurance company AIA Group (Hong Kong) helped relative returns as the stock outperformed the benchmark over the period.

Elsewhere, not holding shares of tobacco company British American Tobacco (United Kingdom), and the fund’s overweight positions in medical products and equipment manufacturer Terumo (Japan), transaction processing solutions provider Amadeus IT Group (Spain), software solutions and consulting services firm Dassault Systems (France), beer manufacturer and distributor holding company China Resources Beer Holdings (Hong Kong) and online commerce company Alibaba Group Holding (China), aided relative results. Shares of Terumo rose after the company reported solid earnings results which reflected strong growth in overseas sales and profits, driven by its cardiac & vascular business. In addition, the fund’s position in management consulting firm Accenture (b), further benefited relative performance.

Detractors from Performance

Stock selection and, to a lesser extent, an overweight allocation to the health care sector detracted from relative returns. Within this sector, overweight positions in pharmaceutical and diagnostic company Roche Holding (Switzerland) and pharmaceutical company Bayer (Germany) held back relative results. Shares of Roche Holding traded lower as the company announced weaker-than-expected margin results in its diagnostics division. Management also forecasted slower revenue growth for 2018, following generic US competition for Rituxan, which further pressured the stock price. Additionally, the fund’s position in pharmaceutical company Novartis (b) (Switzerland) also weakened relative returns.

Elsewhere, not holding shares of Chinese mobile game and online advertising firm Tencent Holdings and mining giant BHP Billiton (United Kingdom) detracted from relative performance. The funds overweight positions in household products manufacturer Reckitt Benckiser Group (United Kingdom), global food company Nestle (Switzerland) and communications company WPP Group (United Kingdom) also weighed on relative returns. The share price of Reckitt Benckiser declined following an unfavorable outlook, reflecting a contraction in margins and foreign currency headwinds. Additionally, holding shares of tobacco company Japan Tobacco  (b) (Japan) and investment management and banking firm UBS (b) (Switzerland) further weakened relative returns.

Respectfully,

Portfolio Manager(s)

David Antonelli, Matthew Barrett, and Kevin Dwan

(b)	Security is not a benchmark constituent.

5

Management Review – continued

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 5/31/18

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

7

Performance Summary – continued

Total Returns through 5/31/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	10/24/95	12.53%	7.08%	4.12%	N/A
B	10/24/95	11.68%	6.27%	3.35%	N/A
C	7/01/96	11.67%	6.28%	3.35%	N/A
I	1/02/97	12.81%	7.34%	4.39%	N/A
R1	10/01/08	11.69%	6.28%	N/A	6.76%
R2	10/01/08	12.27%	6.81%	N/A	7.30%
R3	10/01/08	12.52%	7.08%	N/A	7.57%
R4	10/01/08	12.81%	7.35%	N/A	7.84%
R6	5/01/06	12.91%	7.46%	4.41%	N/A
Comparative benchmark(s)
MSCI All Country World (ex-US) Growth Index (net div) (f)		11.77%	6.64%	2.41%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		6.06%	5.82%	3.50%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		7.68%	5.96%	3.35%	N/A
C With CDSC (1% for 12 months) (v)		10.67%	6.28%	3.35%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares. Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

MSCI All Country World (ex-US) Growth Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets, excluding the U.S.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class

8

Performance Summary – continued

has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2017 through May 31, 2018

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2017 through May 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/17	Ending Account Value 5/31/18	Expenses Paid During Period (p) 12/01/17-5/31/18
A	Actual	1.13%	$1,000.00	$1,032.04	$5.72
	Hypothetical (h)	1.13%	$1,000.00	$1,019.30	$5.69
B	Actual	1.88%	$1,000.00	$1,028.31	$9.51
	Hypothetical (h)	1.88%	$1,000.00	$1,015.56	$9.45
C	Actual	1.88%	$1,000.00	$1,028.12	$9.51
	Hypothetical (h)	1.88%	$1,000.00	$1,015.56	$9.45
I	Actual	0.88%	$1,000.00	$1,033.20	$4.46
	Hypothetical (h)	0.88%	$1,000.00	$1,020.54	$4.43
R1	Actual	1.88%	$1,000.00	$1,028.22	$9.51
	Hypothetical (h)	1.88%	$1,000.00	$1,015.56	$9.45
R2	Actual	1.38%	$1,000.00	$1,030.92	$6.99
	Hypothetical (h)	1.38%	$1,000.00	$1,018.05	$6.94
R3	Actual	1.13%	$1,000.00	$1,032.03	$5.72
	Hypothetical (h)	1.13%	$1,000.00	$1,019.30	$5.69
R4	Actual	0.88%	$1,000.00	$1,033.31	$4.46
	Hypothetical (h)	0.88%	$1,000.00	$1,020.54	$4.43
R6	Actual	0.78%	$1,000.00	$1,033.88	$3.96
	Hypothetical (h)	0.78%	$1,000.00	$1,021.04	$3.93

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

11

PORTFOLIO OF INVESTMENTS

5/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 97.7%
Issuer	Shares/Par	Value ($)
Aerospace - 1.2%
Rolls-Royce Holdings PLC	6,714,208	$73,599,973

Alcoholic Beverages - 5.8%
AmBev S.A., ADR	5,189,380	$27,296,139
China Resources Beer Holdings Co. Ltd.	9,924,000	48,207,926
Diageo PLC	3,370,117	123,761,852
Pernod Ricard S.A.	1,023,369	171,918,383

		$371,184,300
Apparel Manufacturers - 5.7%
Burberry Group PLC	2,130,708	$58,603,555
Kering S.A.	232,936	133,352,146
LVMH Moet Hennessy Louis Vuitton SE	493,925	171,523,590

		$363,479,291
Broadcasting - 1.7%
Publicis Groupe S.A.	646,197	$44,978,717
WPP PLC	3,780,374	61,938,578

		$106,917,295
Business Services - 6.8%
Accenture PLC, “A”	1,153,009	$179,569,622
Brenntag AG	880,013	50,759,990
Compass Group PLC	3,160,159	67,950,516
Experian Group Ltd.	3,140,629	76,882,570
Intertek Group PLC	744,404	54,090,109

		$429,252,807
Computer Software - 4.8%
Dassault Systems S.A.	452,818	$63,603,461
OBIC Co. Ltd.	573,400	49,444,826
SAP AG	1,691,479	190,505,073

		$303,553,360
Computer Software - Systems - 4.0%
Amadeus IT Group S.A.	1,437,216	$114,084,097
Hitachi Ltd.	6,752,000	49,191,014
NICE Systems Ltd., ADR (a)	850,932	89,986,059

		$253,261,170

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Construction - 0.9%
Toto Ltd.	1,129,200	$58,764,398

Consumer Products - 5.2%
Kao Corp.	837,300	$64,760,164
L’Oréal	684,078	164,422,795
Reckitt Benckiser Group PLC	1,315,118	100,716,849

		$329,899,808
Containers - 0.7%
Brambles Ltd.	6,722,491	$45,818,093

Electrical Equipment - 3.9%
Legrand S.A.	440,812	$33,259,496
Mettler-Toledo International, Inc. (a)	100,386	55,286,585
Prysmian S.p.A.	1,698,401	47,255,296
Schneider Electric S.A.	1,291,922	111,431,567

		$247,232,944
Electronics - 3.6%
MediaTek, Inc.	3,021,000	$31,310,929
Mellanox Technologies Ltd. (a)	289,377	24,712,796
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	4,454,109	172,374,018

		$228,397,743
Energy - Independent - 1.3%
Caltex Australia Ltd.	1,171,100	$25,987,184
Oil Search Ltd.	8,964,993	55,896,055

		$81,883,239
Energy - Integrated - 0.7%
Suncor Energy, Inc.	1,042,395	$41,515,716

Food & Beverages - 5.1%
Danone S.A.	1,515,010	$115,813,751
Nestle S.A.	2,724,474	205,607,119

		$321,420,870
Food & Drug Stores - 1.0%
Sundrug Co. Ltd.	1,469,000	$66,560,568

Gaming & Lodging - 0.8%
Paddy Power Betfair PLC	437,360	$52,965,975

Insurance - 3.1%
AIA Group Ltd.	21,690,400	$197,923,772

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Internet - 4.6%
Alibaba Group Holding Ltd., ADR (a)	874,066	$173,073,809
Baidu, Inc., ADR (a)	368,175	89,304,528
NAVER Corp.	47,097	29,160,183

		$291,538,520
Leisure & Toys - 0.5%
BANDAI NAMCO Holdings, Inc.	696,700	$29,538,009

Machinery & Tools - 1.5%
GEA Group AG	1,205,286	$44,384,768
Ritchie Bros. Auctioneers, Inc. (l)	1,400,714	47,738,356

		$92,123,124
Major Banks - 1.3%
UBS AG	5,287,456	$79,665,911

Medical & Health Technology & Services - 1.3%
Fresenius Medical Care AG & Co. KGaA	854,709	$85,351,496

Medical Equipment - 4.6%
Essilor International S.A.	847,523	$115,824,197
QIAGEN N.V. (a)	1,662,704	60,373,963
Terumo Corp.	1,982,600	117,067,326

		$293,265,486
Natural Gas - Distribution - 0.5%
China Resources Gas Group Ltd.	9,210,000	$34,857,132

Network & Telecom - 0.3%
LM Ericsson Telephone Co., “B”	3,015,461	$21,869,452

Other Banks & Diversified Financials - 6.9%
Aeon Credit Service Co. Ltd.	2,544,172	$59,180,738
Credicorp Ltd.	174,874	38,720,601
DBS Group Holdings Ltd.	3,902,200	82,310,139
Element Fleet Management Corp.	2,962,701	12,407,424
Grupo Financiero Banorte S.A. de C.V.	9,623,200	51,241,001
Grupo Financiero Inbursa S.A. de C.V.	7,967,891	11,253,920
HDFC Bank Ltd.	3,851,687	126,374,100
Julius Baer Group Ltd.	701,220	40,909,243
Komercni Banka A.S.	426,765	17,291,037

		$439,688,203

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Pharmaceuticals - 7.3%
Bayer AG	1,041,684	$124,043,199
Novartis AG	1,640,544	121,442,868
Novo Nordisk A.S., “B”	1,012,663	48,106,920
Roche Holding AG	780,872	167,210,872

		$460,803,859
Railroad & Shipping - 2.5%
Adani Ports and Special Economic Zone Ltd.	2,200,545	$12,753,856
Canadian National Railway Co.	1,773,026	148,012,211

		$160,766,067
Restaurants - 0.7%
Yum China Holdings, Inc.	1,210,098	$47,556,851

Specialty Chemicals - 6.9%
Akzo Nobel N.V.	1,184,547	$103,998,129
Croda International PLC	873,126	54,111,394
L’Air Liquide S.A.	710,769	87,579,484
Linde AG	458,972	105,166,049
Sika AG	4,473	35,716,832
Symrise AG	614,195	49,874,017

		$436,445,905
Telecommunications - Wireless - 0.9%
SoftBank Corp.	781,600	$55,476,151

Tobacco - 1.6%
ITC Ltd.	13,304,498	$53,401,783
Japan Tobacco, Inc.	1,816,600	48,961,370

		$102,363,153
Total Common Stocks (Identified Cost, $4,613,075,405)		$6,204,940,641

Preferred Stocks - 0.0%
Aerospace - 0.0%
Rolls-Royce Holdings PLC, “C” (a) (Identified Cost, $486,909)	349,476,839	$464,577

Investment Companies (h) - 1.1%
Money Market Funds - 1.1%
MFS Institutional Money Market Portfolio, 1.82% (v) (Identified Cost, $70,313,337)	70,326,042	$70,319,009

15

Portfolio of Investments – continued

Collateral for Securities Loaned - 0.0%
Issuer	Shares/Par	Value ($)
State Street Navigator Securities Lending Government Money Market Portfolio, 1.72% (j) (Identified Cost, $1,130,097)	1,130,097	$1,130,097

Other Assets, Less Liabilities - 1.2%		77,174,848
Net Assets - 100.0%		$6,354,029,172

(a)	Non-income producing security.
(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $70,319,009 and $6,206,535,315, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PLC	Public Limited Company

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/18

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value, including $1,071,321 of securities on loan (identified cost, $4,614,692,411)	$6,206,535,315
Investments in affiliated issuers, at value (identified cost, $70,313,337)	70,319,009
Cash	809,183
Foreign currency, at value (identified cost, $2,064,569)	2,070,542
Receivables for
Investments sold	19,650,596
Fund shares sold	65,041,181
Interest and dividends	25,648,603
Other assets	12,102
Total assets	$6,390,086,531
Liabilities
Payables for
Investments purchased	$30,700,298
Fund shares reacquired	1,699,111
Collateral for securities loaned, at value	1,130,097
Payable to affiliates
Investment adviser	253,750
Shareholder servicing costs	626,842
Distribution and service fees	8,561
Payable for independent Trustees’ compensation	1,590
Deferred country tax expense payable	746,036
Accrued expenses and other liabilities	891,074
Total liabilities	$36,057,359
Net assets	$6,354,029,172
Net assets consist of
Paid-in capital	$4,704,053,529
Unrealized appreciation (depreciation) (net of $746,036 deferred country tax)	1,590,942,244
Accumulated distributions in excess of net realized gain	(10,253,572)
Undistributed net investment income	69,286,971
Net assets	$6,354,029,172
Shares of beneficial interest outstanding	181,672,085

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$360,400,839	10,537,892	$34.20
Class B	6,537,117	204,207	32.01
Class C	42,981,286	1,379,701	31.15
Class I	1,371,442,041	36,017,657	38.08
Class R1	3,663,122	119,818	30.57
Class R2	23,650,270	755,437	31.31
Class R3	30,464,634	896,974	33.96
Class R4	167,066,200	4,873,615	34.28
Class R6	4,347,823,663	126,886,784	34.27

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $36.29 [100 / 94.25 x $34.20]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/18

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$122,725,144
Non-cash dividends	13,773,133
Dividends from affiliated issuers	851,161
Income on securities loaned	428,874
Other	2,266
Foreign taxes withheld	(11,858,954)
Total investment income	$125,921,624
Expenses
Management fee	$41,242,495
Distribution and service fees	1,574,964
Shareholder servicing costs	2,097,630
Administrative services fee	639,824
Independent Trustees’ compensation	61,454
Custodian fee	947,568
Shareholder communications	136,393
Audit and tax fees	81,313
Legal fees	52,088
Miscellaneous	428,856
Total expenses	$47,262,585
Reduction of expenses by investment adviser and distributor	(480,496)
Net expenses	$46,782,089
Net investment income (loss)	$79,139,535
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$206,034,475
Affiliated issuers	(3,499)
Foreign currency	(492,819)
Net realized gain (loss)	$205,538,157
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $1,776,958 decrease in deferred country tax)	$355,805,864
Affiliated issuers	1,727
Translation of assets and liabilities in foreign currencies	(349,175)
Net unrealized gain (loss)	$355,458,416
Net realized and unrealized gain (loss)	$560,996,573
Change in net assets from operations	$640,136,108

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	5/31/18	5/31/17
Change in net assets
From operations
Net investment income (loss)	$79,139,535	$44,762,121
Net realized gain (loss)	205,538,157	19,138,843
Net unrealized gain (loss)	355,458,416	702,789,624
Change in net assets from operations	$640,136,108	$766,690,588
Distributions declared to shareholders
From net investment income	$(52,501,055)	$(50,500,022)
From net realized gain	(83,802,027)	—
Total distributions declared to shareholders	$(136,303,082)	$(50,500,022)
Change in net assets from fund share transactions	$1,094,009,170	$(22,777,534)
Total change in net assets	$1,597,842,196	$693,413,032
Net assets
At beginning of period	4,756,186,976	4,062,773,944
At end of period (including undistributed net investment income of $69,286,971 and $43,141,310, respectively)	$6,354,029,172	$4,756,186,976

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$31.09	$26.46		$28.28	$28.86	$26.25
Income (loss) from investment operations
Net investment income (loss) (d)	$0.37	$0.14	(c)	$0.27	$0.34	$0.27
Net realized and unrealized gain (loss)	3.50	4.75		(1.81)	(0.33)	2.65
Total from investment operations	$3.87	$4.89		$(1.54)	$0.01	$2.92
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.26)		$(0.26)	$(0.34)	$(0.14)
From net realized gain	(0.53)	—		(0.02)	(0.25)	(0.17)
Total distributions declared to shareholders	$(0.76)	$(0.26)		$(0.28)	$(0.59)	$(0.31)
Net asset value, end of period (x)	$34.20	$31.09		$26.46	$28.28	$28.86
Total return (%) (r)(s)(t)(x)	12.53	18.69	(c)	(5.44)	0.26	11.20
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.15	1.18	(c)	1.21	1.20	1.22
Expenses after expense reductions (f)	1.14	1.17	(c)	1.20	1.19	1.22
Net investment income (loss)	1.12	0.51	(c)	1.04	1.23	0.98
Portfolio turnover	12	21		20	38	21
Net assets at end of period (000 omitted)	$360,401	$319,266		$585,089	$576,218	$498,393

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Year ended
	5/31/18		5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$29.15		$24.82		$26.64	$27.18	$24.84
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07		$(0.01	)(c)	$0.05	$0.11	$0.01
Net realized and unrealized gain (loss)	3.32		4.41		(1.68)	(0.28)	2.55
Total from investment operations	$3.39		$4.40		$(1.63)	$(0.17)	$2.56
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$(0.07)		$(0.17)	$(0.12)	$(0.05)
From net realized gain	(0.53)		—		(0.02)	(0.25)	(0.17)
Total distributions declared to shareholders	$(0.53)		$(0.07)		$(0.19)	$(0.37)	$(0.22)
Net asset value, end of period (x)	$32.01		$29.15		$24.82	$26.64	$27.18
Total return (%) (r)(s)(t)(x)	11.68		17.79	(c)	(6.12)	(0.51)	10.34
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.90		1.93	(c)	1.96	1.94	1.98
Expenses after expense reductions (f)	1.89		1.92	(c)	1.95	1.94	1.97
Net investment income (loss)	0.23		(0.02	)(c)	0.21	0.41	0.03
Portfolio turnover	12		21		20	38	21
Net assets at end of period (000 omitted)	$6,537		$7,799		$8,792	$10,539	$12,480

Class C	Year ended
	5/31/18		5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$28.43		$24.22		$26.03	$26.59	$24.32
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09		$0.00	(c)(w)	$0.06	$0.11	$0.02
Net realized and unrealized gain (loss)	3.21		4.30		(1.67)	(0.27)	2.49
Total from investment operations	$3.30		$4.30		$(1.61)	$(0.16)	$2.51
Less distributions declared to shareholders
From net investment income	$(0.05)		$(0.09)		$(0.18)	$(0.15)	$(0.07)
From net realized gain	(0.53)		—		(0.02)	(0.25)	(0.17)
Total distributions declared to shareholders	$(0.58)		$(0.09)		$(0.20)	$(0.40)	$(0.24)
Net asset value, end of period (x)	$31.15		$28.43		$24.22	$26.03	$26.59
Total return (%) (r)(s)(t)(x)	11.67		17.81	(c)	(6.17)	(0.46)	10.35
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.90		1.93	(c)	1.96	1.94	1.98
Expenses after expense reductions (f)	1.89		1.92	(c)	1.95	1.94	1.97
Net investment income (loss)	0.30		0.01	(c)	0.25	0.43	0.10
Portfolio turnover	12		21		20	38	21
Net assets at end of period (000 omitted)	$42,981		$38,985		$40,163	$42,137	$42,407

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Year ended
	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$34.52	$29.36		$31.29	$31.84	$28.89
Income (loss) from investment operations
Net investment income (loss) (d)	$0.50	$0.34	(c)	$0.37	$0.43	$0.34
Net realized and unrealized gain (loss)	3.90	5.16		(2.00)	(0.33)	2.95
Total from investment operations	$4.40	$5.50		$(1.63)	$0.10	$3.29
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.34)		$(0.28)	$(0.40)	$(0.17)
From net realized gain	(0.53)	—		(0.02)	(0.25)	(0.17)
Total distributions declared to shareholders	$(0.84)	$(0.34)		$(0.30)	$(0.65)	$(0.34)
Net asset value, end of period (x)	$38.08	$34.52		$29.36	$31.29	$31.84
Total return (%) (r)(s)(t)(x)	12.84	18.97	(c)	(5.19)	0.51	11.44
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90	0.93	(c)	0.96	0.94	0.98
Expenses after expense reductions (f)	0.89	0.92	(c)	0.95	0.94	0.97
Net investment income (loss)	1.35	1.12	(c)	1.27	1.40	1.14
Portfolio turnover	12	21		20	38	21
Net assets at end of period (000 omitted)	$1,371,442	$1,497,306		$1,174,202	$1,233,915	$1,573,587

Class R1	Year ended
	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$27.93	$23.87		$25.65	$26.25	$24.03
Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.02	(c)	$0.10	$0.10	$0.04
Net realized and unrealized gain (loss)	3.11	4.19		(1.67)	(0.27)	2.44
Total from investment operations	$3.25	$4.21		$(1.57)	$(0.17)	$2.48
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.15)		$(0.19)	$(0.18)	$(0.09)
From net realized gain	(0.53)	—		(0.02)	(0.25)	(0.17)
Total distributions declared to shareholders	$(0.61)	$(0.15)		$(0.21)	$(0.43)	$(0.26)
Net asset value, end of period (x)	$30.57	$27.93		$23.87	$25.65	$26.25
Total return (%) (r)(s)(t)(x)	11.69	17.77	(c)	(6.12)	(0.49)	10.36
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.90	1.93	(c)	1.96	1.95	1.97
Expenses after expense reductions (f)	1.89	1.92	(c)	1.95	1.94	1.97
Net investment income (loss)	0.47	0.08	(c)	0.41	0.40	0.17
Portfolio turnover	12	21		20	38	21
Net assets at end of period (000 omitted)	$3,663	$2,496		$1,587	$1,321	$1,318

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Year ended
	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$28.54	$24.32		$26.05	$26.62	$24.28
Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.14	(c)	$0.17	$0.24	$0.16
Net realized and unrealized gain (loss)	3.23	4.29		(1.66)	(0.29)	2.47
Total from investment operations	$3.48	$4.43		$(1.49)	$(0.05)	$2.63
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.21)		$(0.22)	$(0.27)	$(0.12)
From net realized gain	(0.53)	—		(0.02)	(0.25)	(0.17)
Total distributions declared to shareholders	$(0.71)	$(0.21)		$(0.24)	$(0.52)	$(0.29)
Net asset value, end of period (x)	$31.31	$28.54		$24.32	$26.05	$26.62
Total return (%) (r)(s)(t)(x)	12.27	18.39	(c)	(5.69)	0.03	10.89
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.40	1.43	(c)	1.46	1.44	1.48
Expenses after expense reductions (f)	1.39	1.42	(c)	1.45	1.44	1.47
Net investment income (loss)	0.83	0.56	(c)	0.70	0.93	0.62
Portfolio turnover	12	21		20	38	21
Net assets at end of period (000 omitted)	$23,650	$22,245		$21,051	$26,387	$27,316

Class R3	Year ended
	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$30.89	$26.29		$28.07	$28.63	$26.05
Income (loss) from investment operations
Net investment income (loss) (d)	$0.36	$0.20	(c)	$0.18	$0.32	$0.24
Net realized and unrealized gain (loss)	3.48	4.66		(1.71)	(0.30)	2.66
Total from investment operations	$3.84	$4.86		$(1.53)	$0.02	$2.90
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.26)		$(0.23)	$(0.33)	$(0.15)
From net realized gain	(0.53)	—		(0.02)	(0.25)	(0.17)
Total distributions declared to shareholders	$(0.77)	$(0.26)		$(0.25)	$(0.58)	$(0.32)
Net asset value, end of period (x)	$33.96	$30.89		$26.29	$28.07	$28.63
Total return (%) (r)(s)(t)(x)	12.52	18.67	(c)	(5.43)	0.27	11.19
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.15	1.18	(c)	1.21	1.19	1.23
Expenses after expense reductions (f)	1.14	1.17	(c)	1.20	1.19	1.22
Net investment income (loss)	1.09	0.72	(c)	0.69	1.17	0.87
Portfolio turnover	12	21		20	38	21
Net assets at end of period (000 omitted)	$30,465	$26,234		$27,198	$68,514	$74,279

See Notes to Financial Statements

24

Financial Highlights – continued

Class R4	Year ended
	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$31.17	$26.52		$28.30	$28.87	$26.22
Income (loss) from investment operations
Net investment income (loss) (d)	$0.45	$0.26	(c)	$0.32	$0.42	$0.30
Net realized and unrealized gain (loss)	3.52	4.71		(1.80)	(0.34)	2.68
Total from investment operations	$3.97	$4.97		$(1.48)	$0.08	$2.98
Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.32)		$(0.28)	$(0.40)	$(0.16)
From net realized gain	(0.53)	—		(0.02)	(0.25)	(0.17)
Total distributions declared to shareholders	$(0.86)	$(0.32)		$(0.30)	$(0.65)	$(0.33)
Net asset value, end of period (x)	$34.28	$31.17		$26.52	$28.30	$28.87
Total return (%) (r)(s)(t)(x)	12.81	18.97	(c)	(5.20)	0.52	11.44
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90	0.93	(c)	0.96	0.94	0.98
Expenses after expense reductions (f)	0.89	0.92	(c)	0.95	0.94	0.97
Net investment income (loss)	1.36	0.97	(c)	1.22	1.51	1.10
Portfolio turnover	12	21		20	38	21
Net assets at end of period (000 omitted)	$167,066	$124,580		$231,275	$281,024	$240,876

Class R6	Year ended
	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$31.15	$26.54		$28.29	$28.87	$26.20
Income (loss) from investment operations
Net investment income (loss) (d)	$0.51	$0.34	(c)	$0.37	$0.43	$0.33
Net realized and unrealized gain (loss)	3.49	4.65		(1.81)	(0.33)	2.69
Total from investment operations	$4.00	$4.99		$(1.44)	$0.10	$3.02
Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.38)		$(0.29)	$(0.43)	$(0.18)
From net realized gain	(0.53)	—		(0.02)	(0.25)	(0.17)
Total distributions declared to shareholders	$(0.88)	$(0.38)		$(0.31)	$(0.68)	$(0.35)
Net asset value, end of period (x)	$34.27	$31.15		$26.54	$28.29	$28.87
Total return (%) (r)(s)(t)(x)	12.95	19.08	(c)	(5.05)	0.60	11.58
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.80	0.82	(c)	0.83	0.83	0.88
Expenses after expense reductions (f)	0.79	0.81	(c)	0.82	0.83	0.88
Net investment income (loss)	1.53	1.22	(c)	1.41	1.56	1.22
Portfolio turnover	12	21		20	38	21
Net assets at end of period (000 omitted)	$4,347,824	$2,717,276		$1,973,418	$1,968,676	$1,821,432

See Notes to Financial Statements

25

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS International Growth Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be

27

Notes to Financial Statements – continued

valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires

28

Notes to Financial Statements – continued

judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
France	$1,213,707,587	$—	$—	$1,213,707,587
Germany	710,458,555	—	—	710,458,555
United Kingdom	671,655,399	464,577	—	672,119,976
Switzerland	650,552,845	—	—	650,552,845
Japan	—	598,944,563	—	598,944,563
China	358,143,113	34,857,132	—	393,000,245
United States	259,569,003	—	—	259,569,003
Canada	249,673,707	—	—	249,673,707
Taiwan	172,374,018	31,310,929	—	203,684,947
Other Countries	624,068,626	629,625,164	—	1,253,693,790
Mutual Funds	71,449,106	—	—	71,449,106
Total	$4,981,651,959	$1,295,202,365	$—	$6,276,854,324

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $1,145,929,478 would have been considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued using other observable market-based inputs. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

29

Notes to Financial Statements – continued

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $1,071,321. The fair value of the fund’s investment securities on loan and a related liability of $1,130,097 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

30

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals, treating a portion of the proceeds from redemptions as a distribution for tax purposes, foreign taxes, and redemptions in-kind.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 5/31/18	Year ended 5/31/17
Ordinary income (including any short-term capital gains)	$77,302,229	$50,500,022
Long-term capital gains	59,000,853	—
Total distributions	$136,303,082	$50,500,022

31

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/18
Cost of investments	$4,730,690,839
Gross appreciation	1,704,456,425
Gross depreciation	(158,292,940)
Net unrealized appreciation (depreciation)	$1,546,163,485
Undistributed ordinary income	82,078,698
Undistributed long-term capital gain	22,822,200
Other temporary differences	(1,088,740)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Effective April 23, 2018, Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain
	Year ended 5/31/18	Year ended 5/31/17	Year ended 5/31/18	Year ended 5/31/17
Class A	$2,239,944	$4,826,368	$5,113,832	$—
Class B	317	22,188	125,494	—
Class C	76,074	132,501	774,071	—
Class I	10,325,750	13,523,065	17,440,113	—
Class R1	8,014	13,225	53,561	—
Class R2	133,567	162,353	395,121	—
Class R3	205,573	241,490	446,161	—
Class R4	1,491,266	1,363,750	2,428,768	—
Class R6	38,020,550	30,215,082	57,024,906	—
Total	$52,501,055	$50,500,022	$83,802,027	$—

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.80%
In excess of $2 billion and up to $5 billion	0.70%
In excess of $5 billion	0.65%

32

Notes to Financial Statements – continued

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended May 31, 2018, this management fee reduction amounted to $476,517, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2018 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $147,501 for the year ended May 31, 2018, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$841,790
Class B	0.75%	0.25%	1.00%	1.00%	74,129
Class C	0.75%	0.25%	1.00%	1.00%	440,733
Class R1	0.75%	0.25%	1.00%	1.00%	30,223
Class R2	0.25%	0.25%	0.50%	0.50%	116,437
Class R3	—	0.25%	0.25%	0.25%	71,652
Total Distribution and Service Fees					$1,574,964

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2018 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended May 31, 2018, this rebate amounted to $3,466, $27, $393, and $93 for Class A, Class B, Class C, and Class R2, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder

33

Notes to Financial Statements – continued

redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2018, were as follows:

Amount
Class A	$1,230
Class B	5,867
Class C	3,735

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended May 31, 2018, the fee was $124,277, which equated to 0.0023% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2018, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,973,353.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2018 was equivalent to an annual effective rate of 0.0116% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $304 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended May 31, 2018. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $1,201 at May 31, 2018, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and

34

Notes to Financial Statements – continued

is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended May 31, 2018, the fee paid by the fund under this agreement was $9,105 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended May 31, 2018, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $33,000,936 and $396,422, respectively. The sales transactions resulted in net realized gains (losses) of $176,529.

(4) Portfolio Securities

For the year ended May 31, 2018, purchases and sales of investments, other than short-term obligations, aggregated $1,775,673,618 and $660,673,512, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/18		Year ended 5/31/17
	Shares	Amount	Shares	Amount
Shares sold
Class A	3,043,100	$101,335,570	2,772,707	$75,411,517
Class B	21,685	675,524	25,106	640,352
Class C	405,400	12,268,366	227,435	5,735,380
Class I	10,808,888	398,743,612	13,599,454	411,928,947
Class R1	53,903	1,612,884	44,711	1,098,275
Class R2	206,750	6,299,345	201,736	5,072,126
Class R3	436,448	14,278,342	335,114	9,075,290
Class R4	1,810,487	60,607,479	640,764	17,585,569
Class R6	42,872,171	1,417,212,971	20,165,207	551,422,481
	59,658,832	$2,013,034,093	38,012,234	$1,077,969,937

35

Notes to Financial Statements – continued

	Year ended 5/31/18		Year ended 5/31/17
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	203,134	$6,731,877	175,953	$4,573,006
Class B	3,920	122,038	881	21,540
Class C	25,702	778,499	4,780	113,993
Class I	696,733	25,674,613	435,106	12,544,104
Class R1	2,071	61,575	564	13,225
Class R2	15,149	460,085	6,110	145,958
Class R3	19,804	651,734	9,349	241,490
Class R4	102,635	3,405,424	49,297	1,283,193
Class R6	2,810,722	93,175,447	1,159,092	30,136,394
	3,879,870	$131,061,292	1,841,132	$49,072,903

Shares reacquired
Class A	(2,977,645)	$(98,524,548)	(14,789,363)	$(401,979,400)
Class B	(88,954)	(2,761,678)	(112,680)	(2,889,324)
Class C	(422,838)	(12,863,371)	(518,943)	(13,090,743)
Class I	(18,858,491)	(679,954,253)	(10,655,642)	(323,441,330)
Class R1	(25,528)	(760,116)	(22,398)	(547,116)
Class R2	(245,880)	(7,458,161)	(293,877)	(7,331,461)
Class R3	(408,521)	(13,309,756)	(529,786)	(14,239,956)
Class R4	(1,036,447)	(34,739,277)	(5,415,117)	(149,555,944)
Class R6	(6,025,874)	(199,715,055)	(8,463,063)	(236,745,100)
	(30,090,178)	$(1,050,086,215)	(40,800,869)	$(1,149,820,374)

Net change
Class A	268,589	$9,542,899	(11,840,703)	$(321,994,877)
Class B	(63,349)	(1,964,116)	(86,693)	(2,227,432)
Class C	8,264	183,494	(286,728)	(7,241,370)
Class I	(7,352,870)	(255,536,028)	3,378,918	101,031,721
Class R1	30,446	914,343	22,877	564,384
Class R2	(23,981)	(698,731)	(86,031)	(2,113,377)
Class R3	47,731	1,620,320	(185,323)	(4,923,176)
Class R4	876,675	29,273,626	(4,725,056)	(130,687,182)
Class R6	39,657,019	1,310,673,363	12,861,236	344,813,775
	33,448,524	$1,094,009,170	(947,503)	$(22,777,534)

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, the MFS Growth Allocation Fund, the MFS Moderage Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 48%, 4%, 3%, 2%, and 1%, respectively, of

36

Notes to Financial Statements – continued

the value of outstanding voting shares of the fund. In addition, the MFS Lifetime Income Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, and the MFS Lifetime 2060 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended May 31, 2018, the fund’s commitment fee and interest expense were $32,496 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		43,619,720	847,783,128	(821,076,806)	70,326,042

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(3,499)	$1,727	$—	$851,161	$70,319,009

(8) Redemptions In-Kind

On September 12, 2017, the fund recorded redemption proceeds for a redemption in-kind of portfolio securities and cash that were valued at $191,033,673. The redeeming shareholder generally receives a pro rata share of the securities held by the fund. The distribution of such securities generated a realized gain of $89,394,605 for the fund.

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS International Growth Fund and the Board of Trustees of MFS Series Trust X:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS International Growth Fund (the “Fund”) (one of the funds constituting the MFS Series Trust X (the “Trust”)), including the portfolio of investments, as of May 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the MFS Series Trust X) at May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by

38

Report of Independent Registered Public Accounting Firm – continued

management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

July 16, 2018

39

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 56)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 66)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A
Michael Hegarty (age 73)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)
Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 60)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head –Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 49)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

44

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
David Antonelli
Matthew Barrett
Kevin Dwan

45

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

46

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2018 income tax forms in January 2019. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $67,733,000 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $127,995,594. The fund intends to pass through foreign tax credits of $10,273,850 for the fiscal year.

47

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

48

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

49

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o DST Asset Manager Solutions, Inc.

30 Dan Road

Canton, MA 02021-2809

Annual Report

May 31, 2018

MFS® International Value Fund

FGI-ANN

MFS® International Value Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Rising bond yields, international trade friction and geopolitical uncertainty have contributed to a measurable uptick in market volatility — a departure from the low-volatility environment that prevailed for much of 2017. In recent months, against this backdrop, global markets have given back some of the strong gains recorded during 2017 and early 2018. Global economic growth remains healthy, notwithstanding signs of a modest slowdown over the past few months, particularly in Europe.

Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. Newly enacted U.S. tax reforms have been welcomed by equity markets, while emerging market economies have benefited from the solid macroeconomic backdrop.

Around the world, inflation remains largely subdued, but tight labor markets and solid global demand have investors on the lookout for its potential resurgence. Increased U.S. protectionism is also a growing concern, as investors fear that trade disputes could disrupt the synchronized rise in global growth.

As a global investment manager, MFS® strives to create long-term value and protect capital for clients through an active approach and an investment platform built on nearly a century of expertise. To make that long-term value meaningful for clients, we work to align with you on our beliefs, your needs and the time it takes to deliver on your desired outcomes.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

July 16, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Nestle S.A.	3.7%
Givaudan S.A.	2.6%
Henkel AG & Co. KGaA	2.6%
Pernod Ricard S.A.	2.5%
Amadeus IT Holding S.A.	2.3%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.2%
Diageo PLC	2.2%
Kao Corp.	2.2%
Danone S.A.	2.2%
Reckitt Benckiser Group PLC	2.1%

Equity sectors
Consumer Staples	29.3%
Technology	17.8%
Financial Services	11.9%
Industrial Goods & Services	9.9%
Special Products & Services	8.8%
Basic Materials	5.4%
Health Care	4.7%
Utilities & Communications	1.4%
Leisure	1.2%
Retailing	1.1%
Transportation	0.8%
Energy	0.7%
Autos & Housing	0.6%

Issuer country weightings (x)
Japan	19.9%
United States	16.7%
United Kingdom	14.4%
Germany	12.3%
Switzerland	11.3%
France	11.2%
Netherlands	2.7%
Spain	2.3%
Taiwan	2.2%
Other Countries	7.0%

Currency exposure weightings (y)
Euro	30.4%
United States Dollar	21.1%
Japanese Yen	15.9%
British Pound Sterling	14.4%
Swiss Franc	11.3%
Taiwan Dollar	2.2%
Canadian Dollar	1.4%
Australian Dollar	1.0%
Swedish Krona	0.8%
Other Currencies	1.5%

2

Portfolio Composition – continued

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents and Other.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of May 31, 2018.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2018, Class A shares of the MFS International Value Fund (“fund”) provided a total return of 7.62%, at net asset value. This compares with a return of 5.91% for the fund’s benchmark, the MSCI EAFE Value Index (net div).

Market Environment

Despite continued solid global economic growth, financial markets were buffeted by increased volatility late in the reporting period. The increase in volatility dented what appeared to have been high levels of investor confidence, leading to a correction in elevated valuations. Valuations are now more in line with long-term averages after the recent bout of market weakness. So far, the rise in volatility has not disrupted the synchronized upturn in growth, though developed markets showed signs of a modest slowdown in the expansion’s pace in early 2018.

During the period, the US Federal Reserve raised rates by 75 basis points, bringing the total number of hikes to six since the central bank began to normalize monetary policy in late 2015. The growth rate in the US, eurozone and Japan remains above potential, though inflation remains contained, particularly outside the US. In the middle of the period, the European Central Bank announced that it was extending its asset purchase program until the end of September 2018, but cut its pace of asset purchases in half as economic conditions improved. Both the Bank of England (“BOE”) and the Bank of Canada raised rates during the period, the BOE for the first time in a decade. The European political backdrop became a bit more volatile late in the period, spurred by a chaotic process which resulted in the formation of an anti-establishment coalition government in Italy.

Bond yields rose in most developed economies during the period, but they remain low by historic standards. Credit spreads remained relatively tight, but widened modestly late in the period as market volatility increased. Increasing concern over growing global trade friction risks appeared to have weighed on business sentiment during the period’s second half. International trade negotiations took a number of unpredictable swings late in the period, with investors largely taking a wait-and-see approach.

Contributors to Performance

Security selection in the technology sector was a primary factor that positively impacted performance relative to the MSCI EAFE Value Index. Within this sector, owning shares of tourism and travel IT solutions provider Amadeus IT Holding (b) (Spain), software solutions and consulting services firm Dassault Systems (b) (France), electronics manufacturer Texas Instruments (b) and system services provider OBIC (b) (Japan) bolstered relative results. The share price of Amadeus IT Holding appreciated as the company posted solid earnings results for the period driven by a lower-than-expected tax rate.

Security selection and an underweight position in the financial services sector further strengthened relative returns. However, there were no stocks within this sector that were among the fund’s top relative contributors over the reporting period.

4

Management Review – continued

Elsewhere, holding shares of consumer and pharmaceutical products manufacturer Kobayashi Pharmaceutical (b) (Japan), wine and alcoholic beverage producer Pernod Ricard (b) (France) and consumer and chemical products manufacturer Kao Corp (b) (Japan) buoyed relative returns. Shares of Pernod Ricard traded higher after the company reported better-than-expected organic sales growth during the period, driven by a strong performance in the Asia region. In addition, not owning shares of pharmaceutical manufacturer Sanofi (France) and pharmaceutical company Novartis AG (Switzerland), and an overweight position in business system services company Nomura Research Institute (Japan), also helped relative results.

Detractors from Performance

An underweight position in the energy sector detracted from relative performance. Within this sector, not owning shares of strong-performing global energy and petrochemicals company Royal Dutch Shell (United Kingdom) and integrated oil company BP (United Kingdom) held back relative performance. Shares of Royal Dutch Shell rallied after the company reported solid earnings results which beat consensus estimates, driven by strong cash flow and better-than-expected performance in the company’s Downstream division.

An overweight position in the consumer staples sector also weakened relative results. Within this sector, holding shares of household products manufacturer Reckitt Benckiser Group (b) (United Kingdom), tobacco distributor British American Tobacco (b) (United Kingdom), consumer products company Colgate-Palmolive (b) and chemical products company Henkel KGaA (b) (Germany) held back relative returns. The share price of Reckitt Benckiser Group declined following an unfavorable outlook, that reflected a contraction in margins and foreign currency headwinds. Additionally, overweight positions in global food company Nestle (Switzerland) and tobacco company Japan Tobacco (Japan) hurt relative performance.

Not owning shares of strong-performing mining operator Rio Tinto (Australia) and auto manufacturer Toyota Motor Corp (Japan) also held back relative returns during the period.

Respectfully,

Portfolio Manager(s)

Pablo De La Mata and Benjamin Stone

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 5/31/18

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 5/31/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	10/24/95	7.62%	10.05%	6.53%	N/A
B	10/24/95	6.79%	9.22%	5.74%	N/A
C	7/01/96	6.80%	9.22%	5.74%	N/A
I	1/02/97	7.88%	10.33%	6.81%	N/A
R1	10/01/08	6.79%	9.23%	N/A	8.79%
R2	10/01/08	7.34%	9.77%	N/A	9.33%
R3	10/01/08	7.61%	10.05%	N/A	9.61%
R4	10/01/08	7.88%	10.33%	N/A	9.87%
R6	5/01/06	7.97%	10.42%	6.83%	N/A
Comparative benchmark(s)
MSCI EAFE Value Index (net div) (f)		5.91%	4.80%	1.28%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		1.44%	8.76%	5.90%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		2.79%	8.94%	5.74%	N/A
C With CDSC (1% for 12 months) (v)		5.80%	9.22%	5.74%	N/A
CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares. Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

MSCI EAFE (Europe, Australasia, Far East) Value Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance for value securities in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class

7

Performance Summary – continued

has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2017 through May 31, 2018

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2017 through May 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/17	Ending Account Value 5/31/18	Expenses Paid During Period (p) 12/01/17-5/31/18
A	Actual	0.97%	$1,000.00	$1,006.56	$4.85
	Hypothetical (h)	0.97%	$1,000.00	$1,020.09	$4.89
B	Actual	1.72%	$1,000.00	$1,002.79	$8.59
	Hypothetical (h)	1.72%	$1,000.00	$1,016.36	$8.65
C	Actual	1.72%	$1,000.00	$1,002.77	$8.59
	Hypothetical (h)	1.72%	$1,000.00	$1,016.36	$8.65
I	Actual	0.72%	$1,000.00	$1,007.74	$3.60
	Hypothetical (h)	0.72%	$1,000.00	$1,021.34	$3.63
R1	Actual	1.72%	$1,000.00	$1,002.68	$8.59
	Hypothetical (h)	1.72%	$1,000.00	$1,016.36	$8.65
R2	Actual	1.22%	$1,000.00	$1,005.21	$6.10
	Hypothetical (h)	1.22%	$1,000.00	$1,018.85	$6.14
R3	Actual	0.97%	$1,000.00	$1,006.46	$4.85
	Hypothetical (h)	0.97%	$1,000.00	$1,020.09	$4.89
R4	Actual	0.72%	$1,000.00	$1,007.76	$3.60
	Hypothetical (h)	0.72%	$1,000.00	$1,021.34	$3.63
R6	Actual	0.62%	$1,000.00	$1,008.26	$3.10
	Hypothetical (h)	0.62%	$1,000.00	$1,021.84	$3.13

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

5/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 91.0%
Issuer	Shares/Par	Value ($)
Airlines - 0.5%
Ryanair Holdings PLC (a)	1,356,463	$157,227,626

Alcoholic Beverages - 6.2%
Diageo PLC	17,535,955	$643,978,317
Heineken N.V.	4,584,630	459,001,646
Pernod Ricard S.A.	4,326,237	726,775,650

		$1,829,755,613
Apparel Manufacturers - 1.0%
Compagnie Financiere Richemont S.A.	2,364,475	$216,727,548
LVMH Moet Hennessy Louis Vuitton SE	246,783	85,699,461

		$302,427,009
Automotive - 0.3%
USS Co. Ltd.	4,357,900	$82,254,113

Brokerage & Asset Managers - 0.6%
Daiwa Securities Group, Inc.	12,658,000	$73,228,491
IG Group Holdings PLC	8,560,587	98,380,285

		$171,608,776
Business Services - 8.8%
Brenntag AG	3,507,489	$202,315,313
Bunzl PLC	4,380,907	133,364,135
Compass Group PLC	25,239,860	542,713,677
Experian Group Ltd.	8,765,770	214,585,973
Intertek Group PLC	4,039,888	293,547,569
Nomura Research Institute Ltd.	7,333,218	367,844,162
Rentokil Initial PLC	13,361,961	60,855,116
Secom Co. Ltd.	4,015,600	298,711,781
SGS S.A.	152,183	393,582,048
Sohgo Security Services Co. Ltd.	2,096,900	95,723,520

		$2,603,243,294
Chemicals - 3.0%
Givaudan S.A.	350,813	$781,285,040
Orica Ltd.	6,812,371	91,033,291

		$872,318,331

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Computer Software - 6.2%
ANSYS, Inc. (a)	2,148,669	$349,803,313
Cadence Design Systems, Inc. (a)(h)	14,635,884	621,293,276
Check Point Software Technologies Ltd. (a)	1,431,167	139,338,419
Dassault Systems S.A.	2,969,762	417,137,000
OBIC Co. Ltd.	3,381,100	291,555,463

		$1,819,127,471
Computer Software - Systems - 2.3%
Amadeus IT Group S.A.	8,725,023	$692,579,524

Construction - 0.3%
Geberit AG	229,244	$99,038,246

Consumer Products - 10.0%
Colgate-Palmolive Co.	8,952,653	$564,822,878
Kao Corp.	8,293,600	641,460,520
Kobayashi Pharmaceutical Co. Ltd. (h)	4,512,200	396,510,304
KOSE Corp.	501,200	108,635,236
L’Oréal	1,882,393	452,445,947
Reckitt Benckiser Group PLC	8,162,289	625,099,826
ROHTO Pharmaceutical Co. Ltd.	5,656,500	181,113,402

		$2,970,088,113
Containers - 0.7%
Brambles Ltd.	29,885,738	$203,690,495

Electrical Equipment - 6.3%
IMI PLC (h)	19,439,564	$299,767,154
Legrand S.A.	6,375,372	481,025,151
OMRON Corp.	4,378,700	228,881,426
Schneider Electric S.A.	5,998,774	517,409,554
Spectris PLC (h)	6,039,759	224,088,197
Yokogawa Electric Corp.	5,552,300	100,948,384

		$1,852,119,866
Electronics - 9.3%
Analog Devices, Inc.	5,063,926	$492,112,329
Halma PLC	16,426,129	294,787,140
Hirose Electric Co. Ltd.	1,979,600	256,957,212
Infineon Technologies AG	15,252,553	418,850,321
NVIDIA Corp.	295,444	74,508,022
Samsung Electronics Co. Ltd.	3,183,400	149,432,186
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	17,121,612	662,606,384
Texas Instruments, Inc.	3,445,478	385,583,443

		$2,734,837,037

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Energy - Independent - 0.1%
INPEX Corp.	2,637,100	$29,243,619

Engineering - Construction - 0.2%
Wartsila Corp.	3,010,206	$63,642,616

Food & Beverages - 9.2%
Chocoladefabriken Lindt & Sprungli AG	3,400	$21,750,203
Danone S.A.	8,332,681	636,985,265
ITO EN Ltd. (h)	7,216,100	295,482,698
Kerry Group PLC	3,025,285	318,834,507
Nestle S.A.	14,425,616	1,088,653,935
Nissan Foods Holdings Co. Ltd.	1,120,800	83,138,714
Toyo Suisan Kaisha Ltd. (h)	7,574,200	269,815,227

		$2,714,660,549
Insurance - 1.8%
Fairfax Financial Holdings Ltd.	460,684	$258,666,640
Hiscox Ltd.	8,374,448	167,211,314
Jardine Lloyd Thompson Group PLC	6,956,889	113,197,289

		$539,075,243
Machinery & Tools - 3.4%
GEA Group AG	6,530,132	$240,472,715
Misumi Group, Inc.	4,605,100	132,614,517
Nordson Corp.	1,974,855	248,101,034
Schindler Holding AG	510,351	107,807,506
Spirax Sarco Engineering PLC	3,414,425	280,508,217

		$1,009,503,989
Major Banks - 2.2%
Sumitomo Mitsui Financial Group, Inc.	3,582,900	$147,975,194
Svenska Handelsbanken AB, “A”	22,673,117	248,504,211
UBS AG	17,426,192	262,559,813

		$659,039,218
Medical Equipment - 2.2%
Dentsply Sirona, Inc.	3,194,375	$139,945,569
Nihon Kohden Corp. (h)	8,370,900	232,386,064
Terumo Corp.	4,881,300	288,227,952

		$660,559,585
Oil Services - 0.6%
Core Laboratories N.V.	1,365,919	$169,619,821

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Other Banks & Diversified Financials - 2.5%
Chiba Bank Ltd.	11,403,000	$87,473,896
DnB NOR A.S.A.	6,438,444	115,271,493
Hachijuni Bank Ltd.	11,186,700	49,488,742
ING Groep N.V.	8,377,118	122,004,613
Julius Baer Group Ltd.	1,636,275	95,460,443
Jyske Bank A.S.	1,420,192	77,404,384
Mebuki Financial Group, Inc.	18,838,670	68,324,105
North Pacific Bank Ltd.	16,768,700	55,245,810
Sydbank A.S.	1,883,144	63,889,032

		$734,562,518
Pharmaceuticals - 2.5%
Bayer AG	1,898,379	$226,058,003
Roche Holding AG	786,041	168,317,728
Santen Pharmaceutical Co. Ltd.	19,575,300	339,100,378

		$733,476,109
Printing & Publishing - 1.2%
RELX N.V.	9,364,458	$204,499,764
Thomson Reuters Corp.	3,931,066	152,834,364

		$357,334,128
Real Estate - 4.7%
Deutsche Wohnen SE	12,552,824	$588,903,170
LEG Immobilien AG	1,704,157	186,792,956
TAG Immobilien AG	6,518,990	137,407,151
Vonovia SE	10,355,201	488,588,210

		$1,401,691,487
Specialty Chemicals - 1.8%
Croda International PLC	1,066,065	$66,068,659
Sika AG	11,838	94,526,238
Symrise AG	4,590,127	372,728,647

		$533,323,544
Specialty Stores - 0.1%
Esprit Holdings Ltd. (a)	92,467,621	$29,757,144

Telecommunications - Wireless - 1.4%
KDDI Corp.	15,387,900	$415,404,368

Tobacco - 1.3%
British American Tobacco PLC	3,679,829	$189,263,080
Japan Tobacco, Inc.	6,826,200	183,981,121

		$373,244,201

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Trucking - 0.3%
Yamato Holdings Co. Ltd.	2,655,600	$76,047,774
Total Common Stocks (Identified Cost, $18,499,912,154)		$26,890,501,427

Preferred Stocks - 2.6%
Consumer Products - 2.6%
Henkel AG & Co. KGaA (Identified Cost, $610,529,336)	6,274,635	$774,981,369

Investment Companies (h) - 6.0%
Money Market Funds - 6.0%
MFS Institutional Money Market Portfolio, 1.82% (v) (Identified Cost, $1,762,015,959)	1,762,223,830	$1,762,047,608

Collateral for Securities Loaned - 0.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.72% (j) (Identified Cost, $3,125)	3,125	$3,125

Other Assets, Less Liabilities - 0.4%		125,919,467
Net Assets - 100.0%		$29,553,452,996

(a)	Non-income producing security.
(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $4,101,390,528 and $25,326,143,001, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PLC	Public Limited Company

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

JPY	Japanese Yen

15

Portfolio of Investments – continued

Derivative Contracts at 5/31/18

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
USD	498,479,289	JPY	52,776,245,500	State Street Bank and Trust Company	8/23/2018	$10,685,520
USD	206,064,416	JPY	21,814,954,000	BNP Paribas S.A.	8/23/2018	4,435,851
USD	498,082,233	JPY	52,776,245,500	Deutsche Bank AG	8/23/2018	10,288,464

						$25,409,835

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/18

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $17,635,312,956)	$25,326,143,001
Investments in affiliated issuers, at value (identified cost, $3,237,147,618)	4,101,390,528
Cash	11,047
Foreign currency, at value (identified cost, $651,443)	651,958
Receivables for
Forward foreign currency exchange contracts	25,409,835
Investments sold	6,968,875
Fund shares sold	22,546,787
Interest and dividends	126,008,704
Other assets	60,282
Total assets	$29,609,191,017
Liabilities
Payables for
Investments purchased	$15,299,915
Fund shares reacquired	23,942,797
Collateral for securities loaned, at value	3,125
Payable to affiliates
Investment adviser	965,771
Shareholder servicing costs	6,888,861
Distribution and service fees	116,020
Payable for independent Trustees’ compensation	1,970
Deferred country tax expense payable	6,163,843
Accrued expenses and other liabilities	2,355,719
Total liabilities	$55,738,021
Net assets	$29,553,452,996
Net assets consist of
Paid-in capital	$20,378,415,967
Unrealized appreciation (depreciation) (net of $5,814,661 deferred country tax)	8,573,025,293
Accumulated net realized gain (loss)	353,733,545
Undistributed net investment income	248,278,191
Net assets	$29,553,452,996
Shares of beneficial interest outstanding	677,248,219

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$3,594,359,282	83,760,226	$42.91
Class B	46,521,683	1,140,294	40.80
Class C	627,662,219	16,129,810	38.91
Class I	11,680,254,261	259,433,196	45.02
Class R1	12,942,538	328,590	39.39
Class R2	358,137,995	8,924,940	40.13
Class R3	1,450,342,182	34,033,521	42.62
Class R4	1,157,722,997	26,903,103	43.03
Class R6	10,625,509,839	246,594,539	43.09

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $45.53 [100 / 94.25 x $42.91]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/18

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$596,356,979
Dividends from affiliated issuers	47,504,827
Income on securities loaned	2,542,172
Other	12,697
Foreign taxes withheld	(54,129,014)
Total investment income	$592,287,661
Expenses
Management fee	$176,419,869
Distribution and service fees	22,634,114
Shareholder servicing costs	21,615,277
Administrative services fee	639,824
Independent Trustees’ compensation	184,547
Custodian fee	2,528,399
Shareholder communications	943,913
Audit and tax fees	75,891
Legal fees	280,632
Miscellaneous	1,104,621
Total expenses	$226,427,087
Reduction of expenses by investment adviser and distributor	(2,526,630)
Net expenses	$223,900,457
Net investment income (loss)	$368,387,204
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $349,182 country tax)	$639,323,956
Affiliated issuers	(15,140,551)
Forward foreign currency exchange contracts	13,248,171
Foreign currency	150,156
Net realized gain (loss)	$637,581,732
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $5,814,661 increase in deferred country tax)	$901,880,390
Affiliated issuers	242,519,113
Forward foreign currency exchange contracts	15,953,071
Translation of assets and liabilities in foreign currencies	(2,456,816)
Net unrealized gain (loss)	$1,157,895,758
Net realized and unrealized gain (loss)	$1,795,477,490
Change in net assets from operations	$2,163,864,694

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	5/31/18	5/31/17
Change in net assets
From operations
Net investment income (loss)	$368,387,204	$309,220,339
Net realized gain (loss)	637,581,732	259,784,595
Net unrealized gain (loss)	1,157,895,758	3,506,324,251
Change in net assets from operations	$2,163,864,694	$4,075,329,185
Distributions declared to shareholders
From net investment income	$(469,001,237)	$(400,004,023)
From net realized gain	(310,086,304)	(24,688,639)
Total distributions declared to shareholders	$(779,087,541)	$(424,692,662)
Change in net assets from fund share transactions	$800,415,904	$(2,145,549,542)
Total change in net assets	$2,185,193,057	$1,505,086,981
Net assets
At beginning of period	27,368,259,939	25,863,172,958
At end of period (including undistributed net investment income of $248,278,191 and $307,483,421, respectively)	$29,553,452,996	$27,368,259,939

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$40.88	$35.53		$36.07	$35.33	$30.14
Income (loss) from investment operations
Net investment income (loss) (d)	$0.43	$0.30	(c)	$0.50	$0.49	$0.93
Net realized and unrealized gain (loss)	2.67	5.62		0.02	1.33	4.96
Total from investment operations	$3.10	$5.92		$0.52	$1.82	$5.89
Less distributions declared to shareholders
From net investment income	$(0.61)	$(0.53)		$(0.45)	$(0.69)	$(0.60)
From net realized gain	(0.46)	(0.04)		(0.61)	(0.39)	(0.10)
Total distributions declared to shareholders	$(1.07)	$(0.57)		$(1.06)	$(1.08)	$(0.70)
Net asset value, end of period (x)	$42.91	$40.88		$35.53	$36.07	$35.33
Total return (%) (r)(s)(t)(x)	7.60	16.94	(c)	1.60	5.46	19.70
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	1.04	(c)	1.10	1.09	1.10
Expenses after expense reductions (f)	0.97	1.00	(c)	1.01	1.02	1.08
Net investment income (loss)	1.02	0.82	(c)	1.45	1.14	2.80
Portfolio turnover	14	7		14	14	18
Net assets at end of period (000 omitted)	$3,594,359	$3,927,507		$6,853,902	$6,891,865	$5,775,931

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Year ended
	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$38.94	$33.86		$34.42	$33.76	$28.85
Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.09	(c)	$0.22	$0.20	$0.60
Net realized and unrealized gain (loss)	2.53	5.29		0.03	1.29	4.79
Total from investment operations	$2.64	$5.38		$0.25	$1.49	$5.39
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.26)		$(0.20)	$(0.44)	$(0.38)
From net realized gain	(0.46)	(0.04)		(0.61)	(0.39)	(0.10)
Total distributions declared to shareholders	$(0.78)	$(0.30)		$(0.81)	$(0.83)	$(0.48)
Net asset value, end of period (x)	$40.80	$38.94		$33.86	$34.42	$33.76
Total return (%) (r)(s)(t)(x)	6.79	16.05	(c)	0.85	4.68	18.81
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.73	1.79	(c)	1.85	1.84	1.85
Expenses after expense reductions (f)	1.72	1.75	(c)	1.76	1.77	1.83
Net investment income (loss)	0.27	0.27	(c)	0.67	0.62	1.91
Portfolio turnover	14	7		14	14	18
Net assets at end of period (000 omitted)	$46,522	$52,439		$56,474	$61,641	$54,371

Class C	Year ended
	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$37.19	$32.36		$32.97	$32.44	$27.81
Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.09	(c)	$0.21	$0.22	$0.69
Net realized and unrealized gain (loss)	2.40	5.06		0.03	1.20	4.50
Total from investment operations	$2.51	$5.15		$0.24	$1.42	$5.19
Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.28)		$(0.24)	$(0.50)	$(0.46)
From net realized gain	(0.46)	(0.04)		(0.61)	(0.39)	(0.10)
Total distributions declared to shareholders	$(0.79)	$(0.32)		$(0.85)	$(0.89)	$(0.56)
Net asset value, end of period (x)	$38.91	$37.19		$32.36	$32.97	$32.44
Total return (%) (r)(s)(t)(x)	6.77	16.07	(c)	0.84	4.67	18.80
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.73	1.79	(c)	1.85	1.84	1.85
Expenses after expense reductions (f)	1.72	1.75	(c)	1.76	1.78	1.83
Net investment income (loss)	0.28	0.26	(c)	0.68	0.70	2.27
Portfolio turnover	14	7		14	14	18
Net assets at end of period (000 omitted)	$627,662	$719,227		$811,433	$868,925	$520,228

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Year ended
	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$42.85	$37.22		$37.73	$36.90	$31.43
Income (loss) from investment operations
Net investment income (loss) (d)	$0.58	$0.53	(c)	$0.62	$0.61	$1.04
Net realized and unrealized gain (loss)	2.77	5.77		0.01	1.38	5.19
Total from investment operations	$3.35	$6.30		$0.63	$1.99	$6.23
Less distributions declared to shareholders
From net investment income	$(0.72)	$(0.63)		$(0.53)	$(0.77)	$(0.66)
From net realized gain	(0.46)	(0.04)		(0.61)	(0.39)	(0.10)
Total distributions declared to shareholders	$(1.18)	$(0.67)		$(1.14)	$(1.16)	$(0.76)
Net asset value, end of period (x)	$45.02	$42.85		$37.22	$37.73	$36.90
Total return (%) (r)(s)(t)(x)	7.85	17.25	(c)	1.84	5.73	20.01
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.73	0.79	(c)	0.85	0.84	0.85
Expenses after expense reductions (f)	0.72	0.75	(c)	0.76	0.78	0.83
Net investment income (loss)	1.30	1.39	(c)	1.71	1.67	3.01
Portfolio turnover	14	7		14	14	18
Net assets at end of period (000 omitted)	$11,680,254	$14,934,283		$12,003,645	$12,254,422	$8,552,022

Class R1	Year ended
	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$37.64	$32.77		$33.35	$32.83	$28.10
Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.10	(c)	$0.22	$0.23	$0.66
Net realized and unrealized gain (loss)	2.43	5.11		0.02	1.20	4.60
Total from investment operations	$2.55	$5.21		$0.24	$1.43	$5.26
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.30)		$(0.21)	$(0.52)	$(0.43)
From net realized gain	(0.46)	(0.04)		(0.61)	(0.39)	(0.10)
Total distributions declared to shareholders	$(0.80)	$(0.34)		$(0.82)	$(0.91)	$(0.53)
Net asset value, end of period (x)	$39.39	$37.64		$32.77	$33.35	$32.83
Total return (%) (r)(s)(t)(x)	6.79	16.08	(c)	0.84	4.65	18.84
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.73	1.79	(c)	1.84	1.84	1.85
Expenses after expense reductions (f)	1.72	1.75	(c)	1.76	1.78	1.83
Net investment income (loss)	0.31	0.29	(c)	0.68	0.73	2.14
Portfolio turnover	14	7		14	14	18
Net assets at end of period (000 omitted)	$12,943	$12,813		$12,422	$13,540	$7,362

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Year ended
	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$38.32	$33.36		$33.89	$33.28	$28.43
Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.29	(c)	$0.36	$0.37	$0.76
Net realized and unrealized gain (loss)	2.51	5.17		0.05	1.25	4.72
Total from investment operations	$2.80	$5.46		$0.41	$1.62	$5.48
Less distributions declared to shareholders
From net investment income	$(0.53)	$(0.46)		$(0.33)	$(0.62)	$(0.53)
From net realized gain	(0.46)	(0.04)		(0.61)	(0.39)	(0.10)
Total distributions declared to shareholders	$(0.99)	$(0.50)		$(0.94)	$(1.01)	$(0.63)
Net asset value, end of period (x)	$40.13	$38.32		$33.36	$33.89	$33.28
Total return (%) (r)(s)(t)(x)	7.34	16.62	(c)	1.37	5.19	19.42
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.23	1.29	(c)	1.34	1.34	1.35
Expenses after expense reductions (f)	1.22	1.25	(c)	1.26	1.28	1.33
Net investment income (loss)	0.74	0.83	(c)	1.10	1.14	2.44
Portfolio turnover	14	7		14	14	18
Net assets at end of period (000 omitted)	$358,138	$429,776		$397,056	$495,074	$402,077

Class R3	Year ended
	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$40.63	$35.34		$35.88	$35.18	$30.01
Income (loss) from investment operations
Net investment income (loss) (d)	$0.45	$0.39	(c)	$0.51	$0.48	$0.92
Net realized and unrealized gain (loss)	2.63	5.49		0.01	1.32	4.95
Total from investment operations	$3.08	$5.88		$0.52	$1.80	$5.87
Less distributions declared to shareholders
From net investment income	$(0.63)	$(0.55)		$(0.45)	$(0.71)	$(0.60)
From net realized gain	(0.46)	(0.04)		(0.61)	(0.39)	(0.10)
Total distributions declared to shareholders	$(1.09)	$(0.59)		$(1.06)	$(1.10)	$(0.70)
Net asset value, end of period (x)	$42.62	$40.63		$35.34	$35.88	$35.18
Total return (%) (r)(s)(t)(x)	7.61	16.93	(c)	1.62	5.45	19.73
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	1.04	(c)	1.10	1.09	1.10
Expenses after expense reductions (f)	0.97	1.00	(c)	1.01	1.03	1.08
Net investment income (loss)	1.06	1.08	(c)	1.47	1.38	2.79
Portfolio turnover	14	7		14	14	18
Net assets at end of period (000 omitted)	$1,450,342	$1,406,181		$1,165,637	$1,056,939	$540,587

See Notes to Financial Statements

24

Financial Highlights – continued

Class R4	Year ended
	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$41.01	$35.66		$36.19	$35.45	$30.22
Income (loss) from investment operations
Net investment income (loss) (d)	$0.55	$0.49	(c)	$0.60	$0.58	$0.98
Net realized and unrealized gain (loss)	2.66	5.53		0.02	1.32	5.01
Total from investment operations	$3.21	$6.02		$0.62	$1.90	$5.99
Less distributions declared to shareholders
From net investment income	$(0.73)	$(0.63)		$(0.54)	$(0.77)	$(0.66)
From net realized gain	(0.46)	(0.04)		(0.61)	(0.39)	(0.10)
Total distributions declared to shareholders	$(1.19)	$(0.67)		$(1.15)	$(1.16)	$(0.76)
Net asset value, end of period (x)	$43.03	$41.01		$35.66	$36.19	$35.45
Total return (%) (r)(s)(t)(x)	7.85	17.23	(c)	1.87	5.71	20.02
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.73	0.79	(c)	0.85	0.84	0.85
Expenses after expense reductions (f)	0.72	0.75	(c)	0.76	0.78	0.83
Net investment income (loss)	1.30	1.32	(c)	1.74	1.65	2.97
Portfolio turnover	14	7		14	14	18
Net assets at end of period (000 omitted)	$1,157,723	$1,134,929		$1,077,352	$1,011,136	$821,266

Class R6	Year ended
	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$41.06	$35.70		$36.23	$35.48	$30.25
Income (loss) from investment operations
Net investment income (loss) (d)	$0.62	$0.55	(c)	$0.64	$0.60	$0.99
Net realized and unrealized gain (loss)	2.64	5.52		0.01	1.34	5.02
Total from investment operations	$3.26	$6.07		$0.65	$1.94	$6.01
Less distributions declared to shareholders
From net investment income	$(0.77)	$(0.67)		$(0.57)	$(0.80)	$(0.68)
From net realized gain	(0.46)	(0.04)		(0.61)	(0.39)	(0.10)
Total distributions declared to shareholders	$(1.23)	$(0.71)		$(1.18)	$(1.19)	$(0.78)
Net asset value, end of period (x)	$43.09	$41.06		$35.70	$36.23	$35.48
Total return (%) (r)(s)(t)(x)	7.97	17.37	(c)	1.97	5.82	20.07
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.63	0.69	(c)	0.74	0.75	0.76
Expenses after expense reductions (f)	0.62	0.65	(c)	0.66	0.68	0.74
Net investment income (loss)	1.46	1.49	(c)	1.85	1.72	3.01
Portfolio turnover	14	7		14	14	18
Net assets at end of period (000 omitted)	$10,625,510	$4,751,104		$3,485,253	$3,110,412	$2,337,079

See Notes to Financial Statements

25

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS International Value Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of

27

Notes to Financial Statements – continued

information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other

28

Notes to Financial Statements – continued

significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of May 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
Japan	$232,386,064	$5,645,388,128	$—	$5,877,774,192
United Kingdom	4,247,415,948	—	—	4,247,415,948
Germany	3,637,097,854	—	—	3,637,097,854
Switzerland	3,329,708,748	—	—	3,329,708,748
France	3,317,478,028	—	—	3,317,478,028
United States	3,045,789,685	—	—	3,045,789,685
Netherlands	785,506,023	—	—	785,506,023
Spain	692,579,524	—	—	692,579,524
Taiwan	662,606,384	—	—	662,606,384
Other Countries	1,686,646,585	382,879,825	—	2,069,526,410
Mutual Funds	1,762,050,733	—	—	1,762,050,733
Total	$23,399,265,576	$6,028,267,953	$—	$29,427,533,529

Other Financial Instruments
Forward Foreign Currency
Exchange Contracts – Assets	$—	$25,409,835	$—	$25,409,835

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $5,783,112,247 would have been considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued using other observable market-based inputs. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

29

Notes to Financial Statements – continued

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were forward foreign currency exchange contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at May 31, 2018 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives
Foreign Exchange	Forward Foreign Currency Exchange	$25,409,835

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended May 31, 2018 as reported in the Statement of Operations:

Risk	Forward Foreign Currency Exchange Contracts
Foreign Exchange	$13,248,171

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended May 31, 2018 as reported in the Statement of Operations:

Risk	Forward Foreign Currency Exchange Contracts
Foreign Exchange	$15,953,071

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments

30

Notes to Financial Statements – continued

across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described

31

Notes to Financial Statements – continued

above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had no securities on loan, but had cash collateral of $3,125 related to recently loaned securities. The liability related to this cash collateral is presented on the Statement of Assets and Liabilities. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

32

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, derivative transactions, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and foreign taxes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 5/31/18	Year ended 5/31/17
Ordinary income (including any short-term capital gains)	$481,331,601	$424,692,662
Long-term capital gains	297,755,940	—
Total distributions	$779,087,541	$424,692,662

33

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/18
Cost of investments	$20,964,160,127
Gross appreciation	8,885,569,568
Gross depreciation	(396,786,331)
Net unrealized appreciation (depreciation)	$8,488,783,237
Undistributed ordinary income	281,319,580
Undistributed long-term capital gain	415,392,760
Post-October capital loss deferral	(834,976)
Other temporary differences	(9,623,572)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Effective April 23, 2018, Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain
	Year ended 5/31/18	Year ended 5/31/17	Year ended 5/31/18	Year ended 5/31/17
Class A	$53,656,103	$84,705,524	$41,202,153	$5,868,695
Class B	393,509	392,941	573,958	54,471
Class C	5,834,216	6,085,905	8,148,171	806,268
Class I	193,135,923	196,863,570	124,449,195	11,429,720
Class R1	110,347	110,713	150,620	13,444
Class R2	5,602,282	5,078,775	4,879,748	405,987
Class R3	21,555,917	18,953,699	15,922,615	1,261,672
Class R4	19,514,280	19,345,779	12,476,032	1,117,612
Class R6	169,198,660	68,467,117	102,283,812	3,730,770
Total	$469,001,237	$400,004,023	$310,086,304	$24,688,639

34

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.80%
In excess of $2 billion and up to $10 billion	0.70%
In excess of $10 billion and up to $15 billion	0.65%
In excess of $15 billion and up to $20 billion	0.55%
In excess of $20 billion and up to $25 billion	0.50%
In excess of $25 billion and up to $30 billion	0.45%
In excess of $30 billion	0.43%

MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended May 31, 2018, this management fee reduction amounted to $2,512,895, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2018 was equivalent to an annual effective rate of 0.60% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $111,351 for the year ended May 31, 2018, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$9,485,632
Class B	0.75%	0.25%	1.00%	1.00%	502,177
Class C	0.75%	0.25%	1.00%	1.00%	6,849,964
Class R1	0.75%	0.25%	1.00%	1.00%	130,048
Class R2	0.25%	0.25%	0.50%	0.50%	2,025,568
Class R3	—	0.25%	0.25%	0.25%	3,640,725
Total Distribution and Service Fees					$22,634,114

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

35

Notes to Financial Statements – continued

(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2018 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended May 31, 2018, this rebate amounted to $13,171, $54, $439, and $71 for Class A, Class B, Class C, and Class R3, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2018, were as follows:

Amount
Class A	$1,711
Class B	45,527
Class C	13,144

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended May 31, 2018, the fee was $787,386, which equated to 0.0027% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2018, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $20,827,891.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2018 was equivalent to an annual effective rate of 0.0022% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent

36

Notes to Financial Statements – continued

Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $144 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended May 31, 2018. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $527 at May 31, 2018, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended May 31, 2018, the fee paid by the fund under this agreement was $48,853 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On March 16, 2017, MFS purchased 2,126 shares of Class I for an aggregate amount of $83,273.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended May 31, 2018, the fund engaged in sale transactions pursuant to this policy, which amounted to $17,080,207. The sales transactions resulted in net realized gains (losses) of $(1,164).

(4) Portfolio Securities

For the year ended May 31, 2018, purchases and sales of investments, and short-term obligations, aggregated $3,699,119,730 and $3,932,250,841, respectively.

37

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/18		Year ended 5/31/17
	Shares	Amount	Shares	Amount
Shares sold
Class A	12,713,940	$538,910,568	25,221,922	$915,872,022
Class B	34,499	1,383,660	39,319	1,372,442
Class C	798,020	30,734,115	1,110,160	36,975,036
Class I	54,512,581	2,421,234,156	105,965,472	4,075,922,120
Class R1	66,800	2,620,276	93,843	3,161,346
Class R2	1,977,719	78,585,697	2,778,119	95,091,972
Class R3	7,395,644	311,572,565	9,732,545	355,811,087
Class R4	8,194,545	347,962,280	9,492,056	347,378,700
Class R6	153,796,835	6,470,086,986	31,082,063	1,147,050,478
	239,490,583	$10,203,090,303	185,515,499	$6,978,635,203

Shares issued to shareholders in reinvestment of distributions
Class A	1,993,229	$85,051,070	2,457,235	$84,897,460
Class B	22,479	915,113	12,604	416,057
Class C	324,748	12,609,973	189,270	5,967,692
Class I	6,437,630	287,890,818	4,622,919	167,164,766
Class R1	6,640	260,967	3,891	124,156
Class R2	242,576	9,690,894	154,055	4,994,475
Class R3	884,318	37,477,417	588,839	20,214,838
Class R4	675,061	28,852,121	524,564	18,155,159
Class R6	6,141,808	262,746,547	2,036,278	70,536,684
	16,728,489	$725,494,920	10,589,655	$372,471,287

Shares reacquired
Class A	(27,013,380)	$(1,149,678,220)	(124,496,191)	$(4,551,546,018)
Class B	(263,386)	(10,645,896)	(373,337)	(12,943,664)
Class C	(4,333,665)	(166,388,979)	(7,035,039)	(233,779,921)
Class I	(150,064,075)	(6,591,302,864)	(84,511,082)	(3,230,887,912)
Class R1	(85,279)	(3,326,538)	(136,326)	(4,625,658)
Class R2	(4,509,885)	(180,405,714)	(3,621,246)	(123,741,858)
Class R3	(8,856,714)	(373,943,967)	(8,696,351)	(317,279,345)
Class R4	(9,642,315)	(411,102,853)	(12,553,682)	(469,066,218)
Class R6	(29,065,786)	(1,241,374,288)	(15,015,553)	(552,785,438)
	(233,834,485)	$(10,128,169,319)	(256,438,807)	$(9,496,656,032)

38

Notes to Financial Statements – continued

	Year ended 5/31/18		Year ended 5/31/17
	Shares	Amount	Shares	Amount
Net change
Class A	(12,306,211)	$(525,716,582)	(96,817,034)	$(3,550,776,536)
Class B	(206,408)	(8,347,123)	(321,414)	(11,155,165)
Class C	(3,210,897)	(123,044,891)	(5,735,609)	(190,837,193)
Class I	(89,113,864)	(3,882,177,890)	26,077,309	1,012,198,974
Class R1	(11,839)	(445,295)	(38,592)	(1,340,156)
Class R2	(2,289,590)	(92,129,123)	(689,072)	(23,655,411)
Class R3	(576,752)	(24,893,985)	1,625,033	58,746,580
Class R4	(772,709)	(34,288,452)	(2,537,062)	(103,532,359)
Class R6	130,872,857	5,491,459,245	18,102,788	664,801,724
	22,384,587	$800,415,904	(60,333,653)	$(2,145,549,542)

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective at the close of business on May 29, 2015, the fund is closed to new investors subject to certain exceptions. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund was the owner of record of approximately 10% of the value of outstanding voting shares of the fund. In addition, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, the MFS Conservative Allocation Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, and the MFS Lifetime 2060 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended May 31, 2018, the fund’s commitment fee and interest expense were $175,301 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

39

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
Cadence Design Systems, Inc.		13,862,367	773,517	—	14,635,884
Esprit Holdings Ltd.*		104,205,821	—	(11,738,200)	92,467,621
IMI PLC		19,439,564	—	—	19,439,564
ITO EN Ltd.		5,661,300	1,554,800	—	7,216,100
Kobayashi Pharmaceutical Co. Ltd.		4,512,200	—	—	4,512,200
MFS Institutional Money
Market Portfolio		1,155,695,971	3,263,531,934	(2,657,004,075)	1,762,223,830
Nihon Kohden Corp.		8,370,900	—	—	8,370,900
Spectris PLC		5,188,925	850,834	—	6,039,759
Toyo Suisan Kaisha Ltd.		5,704,200	1,870,000	—	7,574,200

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value
Cadence Design
Systems, Inc.	$—	$104,061,889	$—	$—	$621,293,276
Esprit Holdings Ltd.*	(15,034,719)	(20,346,066)	—	—	—
IMI PLC	—	(14,321,193)	—	10,441,825	299,767,154
ITO EN Ltd.	—	3,540,635	—	2,137,432	295,482,698
Kobayashi Pharmaceutical Co. Ltd.	—	130,463,658	—	2,088,633	396,510,304
MFS Institutional Money Market
Portfolio	(105,832)	(48,125)	—	22,566,917	1,762,047,608
Nihon Kohden Corp.	—	45,618,625	—	2,403,232	232,386,064
Spectris PLC	—	18,087,718	—	4,327,123	224,088,197
Toyo Suisan Kaisha Ltd.	—	(24,538,028)	—	3,539,665	269,815,227
	$(15,140,551)	$242,519,113	$—	$47,504,827	$4,101,390,528

*	No longer considered an affiliated issuer as of period end.

40

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS International Value Fund and the Board of Trustees of MFS Series Trust X:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS International Value Fund (the “Fund”) (one of the funds constituting the MFS Series Trust X (the “Trust”)), including the portfolio of investments, as of May 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the MFS Series Trust X) at May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included

41

Report of Independent Registered Public Accounting Firm – continued

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

July 16, 2018

42

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 56)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 66)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A
Michael Hegarty (age 73)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)
Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 60)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head –Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 49)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

45

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal

46

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

47

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Pablo De La Mata
Benjamin Stone

48

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

49

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2018 income tax forms in January 2019. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $372,010,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 6.81% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Income derived from foreign sources was $542,021,148. The fund intends to pass through foreign tax credits of $46,345,757 for the fiscal year.

50

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

51

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

52

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o DST Asset Manager Solutions, Inc.

30 Dan Road

Canton, MA 02021-2809

Annual Report

May 31, 2018

MFS® Asset Allocation Funds

MFS® Conservative Allocation Fund

MFS® Moderate Allocation Fund

MFS® Growth Allocation Fund

MFS® Aggressive Growth Allocation Fund

AAF-ANN

MFS® Asset Allocation Funds

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Rising bond yields, international trade friction and geopolitical uncertainty have contributed to a measurable uptick in market volatility — a departure from the low-volatility environment that prevailed for much of 2017. In recent months, against this backdrop, global markets have given back some of the strong gains recorded during 2017 and early 2018. Global economic growth remains healthy, notwithstanding signs of a modest slowdown over the past few months, particularly in Europe.

Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. Newly enacted U.S. tax reforms have been welcomed by equity markets, while emerging market economies have benefited from the solid macroeconomic backdrop.

Around the world, inflation remains largely subdued, but tight labor markets and solid global demand have investors on the lookout for its potential resurgence. Increased U.S. protectionism is also a growing concern, as investors fear that trade disputes could disrupt the synchronized rise in global growth.

As a global investment manager, MFS® strives to create long-term value and protect capital for clients through an active approach and an investment platform built on nearly a century of expertise. To make that long-term value meaningful for clients, we work to align with you on our beliefs, your needs and the time it takes to deliver on your desired outcomes.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

July 16, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

MFS Conservative Allocation Fund

Portfolio target allocation

Portfolio holdings
MFS Total Return Bond Fund	15.0%
MFS Government Securities Fund	10.0%
MFS Inflation-Adjusted Bond Fund	10.0%
MFS Limited Maturity Fund	10.0%
MFS Growth Fund	6.1%
MFS Research Fund	6.1%
MFS Value Fund	5.9%
MFS High Income Fund	5.0%
MFS Global Bond Fund	4.9%
MFS Mid Cap Growth Fund	4.1%
MFS Mid Cap Value Fund	4.0%
MFS Research International Fund	3.9%
MFS Emerging Markets Debt Fund	3.0%
MFS Commodity Strategy Fund	2.0%
MFS Global Real Estate Fund	2.0%
MFS International Growth Fund	2.0%
MFS International Value Fund	2.0%
MFS Emerging Markets Debt Local Currency Fund	1.9%
MFS New Discovery Fund	1.0%
MFS New Discovery Value Fund	1.0%
Cash & Cash Equivalents	0.1%

Portfolio actual allocation

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. MFS endeavors to fully invest all MFS funds-of-funds in underlying funds on a daily basis. Any divergence from 0.0% in Cash & Cash Equivalents is typically due to the timing of fund subscriptions/redemptions and the settlement of subsequent investment in/divestment from the underlying funds. While the MFS funds-of-funds’ subscriptions/redemptions are processed at the same day NAV of the underlying funds, a positive/negative cash balance will be reflected on the MFS funds-of-funds’ Statements of Assets and Liabilities until the trades with the underlying funds settle, which is typically two business days. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of May 31, 2018.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS Moderate Allocation Fund

Portfolio target allocation

Portfolio holdings
MFS Government Securities Fund	10.0%
MFS Growth Fund	8.2%
MFS Research Fund	8.1%
MFS Total Return Bond Fund	8.0%
MFS Value Fund	7.9%
MFS Mid Cap Growth Fund	7.1%
MFS Mid Cap Value Fund	7.0%
MFS Inflation-Adjusted Bond Fund	7.0%
MFS Research International Fund	5.9%
MFS High Income Fund	5.0%
MFS Global Bond Fund	4.9%
MFS Global Real Estate Fund	3.1%
MFS Commodity Strategy Fund	3.0%
MFS International Growth Fund	3.0%
MFS International Value Fund	3.0%
MFS Emerging Markets Debt Fund	2.9%
MFS Emerging Markets Debt Local Currency Fund	1.8%
MFS New Discovery Fund	1.6%
MFS New Discovery Value Fund	1.5%
MFS International New Discovery Fund	1.0%
Cash & Cash Equivalents (o)	0.0%

Portfolio actual allocation

(o)	Less than 0.1%.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. MFS endeavors to fully invest all MFS funds-of-funds in underlying funds on a daily basis. Any divergence from 0.0% in Cash & Cash Equivalents is typically due to the timing of fund subscriptions/redemptions and the settlement of subsequent investment in/divestment from the underlying funds. While the MFS funds-of-funds’ subscriptions/redemptions are processed at the same day NAV of the underlying funds, a positive/negative cash balance will be reflected on the MFS funds-of-funds’ Statements of Assets and Liabilities until the trades with the underlying funds settle, which is typically two business days. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of May 31, 2018.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS Growth Allocation Fund

Portfolio target allocation

Portfolio holdings
MFS Growth Fund	11.2%
MFS Value Fund	10.8%
MFS Mid Cap Growth Fund	9.2%
MFS Mid Cap Value Fund	9.0%
MFS Research Fund	8.1%
MFS Research International Fund	6.8%
MFS International Growth Fund	5.0%
MFS International Value Fund	5.0%
MFS Inflation-Adjusted Bond Fund	5.0%
MFS High Income Fund	4.9%
MFS Commodity Strategy Fund	4.1%
MFS Global Real Estate Fund	4.0%
MFS Total Return Bond Fund	3.0%
MFS Emerging Markets Debt Fund	2.9%
MFS New Discovery Fund	2.1%
MFS New Discovery Value Fund	2.0%
MFS International New Discovery Fund	2.0%
MFS Global Bond Fund	1.9%
MFS Emerging Markets Debt Local Currency Fund	1.8%
MFS Emerging Markets Equity Fund	1.0%
Cash & Cash Equivalents	0.2%

Portfolio actual allocation

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. MFS endeavors to fully invest all MFS funds-of-funds in underlying funds on a daily basis. Any divergence from 0.0% in Cash & Cash Equivalents is typically due to the timing of fund subscriptions/redemptions and the settlement of subsequent investment in/divestment from the underlying funds. While the MFS funds-of-funds’ subscriptions/redemptions are processed at the same day NAV of the underlying funds, a positive/negative cash balance will be reflected on the MFS funds-of-funds’ Statements of Assets and Liabilities until the trades with the underlying funds settle, which is typically two business days. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of May 31, 2018.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS Aggressive Growth Allocation Fund

Portfolio target allocation

Portfolio holdings
MFS Growth Fund	13.2%
MFS Value Fund	12.7%
MFS Mid Cap Growth Fund	10.1%
MFS Mid Cap Value Fund	10.0%
MFS Research Fund	9.1%
MFS International Growth Fund	8.0%
MFS International Value Fund	8.0%
MFS Research International Fund	7.8%
MFS Global Real Estate Fund	5.1%
MFS Commodity Strategy Fund	5.0%
MFS International New Discovery Fund	4.0%
MFS New Discovery Fund	2.6%
MFS New Discovery Value Fund	2.5%
MFS Emerging Markets Equity Fund	1.9%
Cash & Cash Equivalents (o)	0.0%

Portfolio actual allocation

(o)	Less than 0.1%.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. MFS endeavors to fully invest all MFS funds-of-funds in underlying funds on a daily basis. Any divergence from 0.0% in Cash & Cash Equivalents is typically due to the timing of fund subscriptions/redemptions and the settlement of subsequent investment in/divestment from the underlying funds. While the MFS funds-of-funds’ subscriptions/redemptions are processed at the same day NAV of the underlying funds, a positive/negative cash balance will be reflected on the MFS funds-of-funds’ Statements of Assets and Liabilities until the trades with the underlying funds settle, which is typically two business days. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of May 31, 2018.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Market Environment

Despite continued solid global economic growth, financial markets were buffeted by increased volatility late in the reporting period. The increase in volatility dented what appeared to have been high levels of investor confidence, leading to a correction in elevated valuations. Valuations are now more in line with long-term averages after the recent bout of market weakness. So far, the rise in volatility has not disrupted the synchronized upturn in growth, though developed markets showed signs of a modest slowdown in the expansion’s pace in early 2018.

During the period, the US Federal Reserve raised rates by 75 basis points, bringing the total number of hikes to six since the central bank began to normalize monetary policy in late 2015. The growth rate in the US, eurozone and Japan remains above potential, though inflation remains contained, particularly outside the US. In the middle of the period, the European Central Bank announced that it was extending its asset purchase program until the end of September 2018, but cut its pace of asset purchases in half as economic conditions improved. Both the Bank of England (“BOE”) and the Bank of Canada raised rates during the period, the BOE for the first time in a decade. The European political backdrop became a bit more volatile late in the period, spurred by a chaotic process which resulted in the formation of an anti-establishment coalition government in Italy.

Bond yields rose in most developed economies during the period, but they remain low by historic standards. Credit spreads remained relatively tight, but widened modestly late in the period as market volatility increased. Increasing concern over growing global trade friction risks appeared to have weighed on business sentiment during the period’s second half. International trade negotiations took a number of unpredictable swings late in the period, with investors largely taking a wait-and-see approach.

MFS Conservative Allocation Fund

Summary of Results

For the twelve months ended May 31, 2018, Class A shares of the MFS Conservative Allocation Fund (“fund”) provided a total return of 4.91%, at net asset value. This compares with a return of –0.37% for the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. The fund’s other benchmark, the MFS Conservative Allocation Fund Blended Index (“Blended Index”), generated a return of 4.59%. The Blended Index reflects the blended returns of equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Factors Affecting Performance

During the reporting period, on an absolute basis, equity markets generally outperformed fixed income markets. However, relative to the Blended Index, the fund’s fixed income segment was a key contributor to the fund’s performance during the reporting period. Within this segment, investments in the MFS Limited Maturity Fund, MFS Global Bond Fund and MFS Inflation-Adjusted Bond Fund helped relative performance. The MFS Limited Maturity Fund was aided by its shorter relative duration exposure in a rising interest rate environment, while the MFS Global Bond Fund benefited from a weaker US dollar. Conversely, the MFS Government Securities Fund held back relative returns as rising US interest rates led to negative returns in US Government-issued bonds.

Within US stock funds, from a style perspective, growth funds generally outperformed and offset relative weakness from value funds. Notably, the MFS Growth Fund and MFS Mid Cap Growth Fund aided relative returns and outweighed negative relative contributions from the fund’s investments in the MFS Value Fund and MFS Mid Cap Value Fund. From a market capitalization perspective, small capitalization stocks generally outperformed large capitalization stocks.

The fund’s allocation to the international equity segment also supported relative results, led by the fund’s investment in the MFS International Growth Fund.

MFS Moderate Allocation Fund

Summary of Results

For the twelve months ended May 31, 2018, Class A shares of the MFS Moderate Allocation Fund (“fund”) provided a total return of 7.56%, at net asset value. This compares with a return of 14.38% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index. The fund’s other benchmark, the MFS Moderate Allocation Fund Blended Index (“Blended Index”), generated a return of 7.17%. The Blended Index reflects the blended returns of equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Factors Affecting Performance

During the reporting period, equity markets generally outpaced fixed income markets. Within US stock funds, from a style perspective, growth funds outperformed and offset relative weakness from value funds. Notably, the MFS Growth Fund and MFS Mid Cap Growth Fund aided performance, relative to the Blended Index, and outweighed negative relative contributions from the fund’s investments in the MFS Value Fund and MFS Mid Cap Value Fund. From a market capitalization perspective, small capitalization stocks generally outperformed large capitalization stocks.

Management Review – continued

The fund’s allocation to the international equity segment also supported relative results, led by the fund’s investment in the MFS International Growth Fund.

Within the fixed income segment of the fund, investments in both the MFS Global Bond Fund and MFS High Income Fund contributed to relative performance. The MFS Global Bond Fund benefited from a weaker US dollar, while the MFS High Income Fund was positively affected by high yield credit spreads that held in during the period. Conversely, the MFS Government Securities Fund held back relative returns as rising US interest rates led to negative returns in US Government-issued bonds.

MFS Growth Allocation Fund

Summary of Results

For the twelve months ended May 31, 2018, Class A shares of the MFS Growth Allocation Fund (“fund”) provided a total return of 10.27%, at net asset value. This compares with a return of 14.38% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index. The fund’s other benchmark, the MFS Growth Allocation Fund Blended Index (“Blended Index”), generated a return of 9.58%. The Blended Index reflects the blended returns of equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Factors Affecting Performance

During the reporting period, equity markets generally outpaced fixed income markets. Relative to the Blended Index, the fund’s allocation to the international equity segment was a key contributor to performance, led by investments in the MFS International Growth Fund and MFS International New Discovery Fund.

Within US stock funds, from a style perspective, growth funds generally outperformed and offset relative weakness from value funds. Notably, the MFS Growth Fund and MFS Mid Cap Growth Fund aided relative returns and outweighed negative relative contributions from the fund’s investments in the MFS Value Fund and MFS Mid Cap Value Fund. From a market capitalization perspective, small capitalization stocks generally outperformed large capitalization stocks.

Within the fixed income segment of the fund, investments in the MFS High Income Fund contributed to the fund’s relative performance. The MFS High Income Fund was positively affected by high yield credit spreads that held in during the period.

MFS Aggressive Growth Allocation Fund

Summary of Results

For the twelve months ended May 31, 2018, Class A shares of the MFS Aggressive Growth Allocation Fund (“fund”) provided a total return of 12.82%, at net asset value. This compares with a return of 14.38% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index. The fund’s other benchmark, the MFS Aggressive Growth Allocation Fund Blended Index (“Blended Index”), generated a return of 11.84%. The Blended Index reflects the blended returns of equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Factors Affecting Performance

Relative to the Blended Index, the fund’s allocation to the international equity segment was a key contributor to performance, led by the fund’s investments in the MFS International Growth Fund and MFS International New Discovery Fund.

Within US stock funds, from a style perspective, growth funds generally outperformed and offset relative weakness from value funds. Notably, the MFS Growth Fund and MFS Mid Cap Growth Fund aided relative returns and outweighed negative relative contributions from the fund’s investments in the MFS Value Fund and MFS Mid Cap Value Fund. From a market capitalization perspective, small capitalization stocks generally outperformed large capitalization stocks.

Respectfully,

Portfolio Manager(s)

Joseph Flaherty

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 5/31/18

The following charts illustrate a representative class of each fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

MFS Conservative Allocation Fund

Growth of a hypothetical $10,000 investment

Average annual total returns through 5/31/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	6/28/02	4.91%	4.79%	5.41%
B	6/28/02	4.13%	4.01%	4.63%
C	6/28/02	4.05%	4.00%	4.63%
I	6/28/02	5.13%	5.05%	5.68%
R1	4/01/05	4.08%	4.01%	4.63%
R2	10/31/03	4.58%	4.53%	5.15%
R3	4/01/05	4.88%	4.78%	5.41%
R4	4/01/05	5.17%	5.05%	5.69%
529A	7/31/02	4.83%	4.75%	5.34%
529B	7/31/02	4.04%	3.97%	4.56%
529C	7/31/02	4.00%	3.95%	4.56%

Comparative benchmark(s)
Bloomberg Barclays U.S. Aggregate Bond Index (f)		(0.37)%	1.98%	3.72%
MFS Conservative Allocation Fund Blended Index (f)(w)		4.59%	5.38%	5.29%
Bloomberg Commodity Index (f)		11.02%	(6.64)%	(7.92)%
FTSE EPRA/NAREIT Developed Real Estate Index (net div) (f)		4.93%	5.08%	3.43%
MSCI EAFE Index (net div) (f)		7.97%	5.93%	2.10%
Standard & Poor’s 500 Stock Index (f)		14.38%	12.98%	9.14%

Performance Summary – continued

Average annual with sales charge
Share Class	1-yr	5-yr	10-yr
A With Initial Sales Charge (5.75%)	(1.12)%	3.56%	4.79%
B With CDSC (Declining over six years from 4% to 0%) (v)	0.13%	3.66%	4.63%
C With CDSC (1% for 12 months) (v)	3.05%	4.00%	4.63%
529A With Initial Sales Charge (5.75%)	(1.19)%	3.51%	4.72%
529B With CDSC (Declining over six years from 4% to 0%) (v)	0.04%	3.62%	4.56%
529C With CDSC (1% for 12 months) (v)	3.00%	3.95%	4.56%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.

(v)	Assuming redemption at the end of the applicable period.

(w)	As of May 31, 2018, the MFS Conservative Allocation Fund Blended Index was comprised of 60% Bloomberg Barclays U.S. Aggregate Bond Index, 28% Standard & Poor’s 500 Stock Index, 8% MSCI EAFE Index (net div), 2% Bloomberg Commodity Index, and 2% FTSE EPRA/NAREIT Developed Real Estate Index (net div). The components and weightings of the Blended Index may have differed during the period, and may differ in the future.

Performance Summary – continued

MFS Moderate Allocation Fund

Growth of a hypothetical $10,000 investment

Average annual total returns through 5/31/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	6/28/02	7.56%	6.49%	6.00%
B	6/28/02	6.75%	5.68%	5.21%
C	6/28/02	6.74%	5.69%	5.22%
I	6/28/02	7.78%	6.75%	6.28%
R1	4/01/05	6.71%	5.69%	5.22%
R2	10/31/03	7.27%	6.21%	5.74%
R3	4/01/05	7.56%	6.49%	6.01%
R4	4/01/05	7.78%	6.75%	6.27%
529A	7/31/02	7.50%	6.44%	5.94%
529B	7/31/02	6.73%	5.64%	5.15%
529C	7/31/02	6.67%	5.64%	5.14%

Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		14.38%	12.98%	9.14%
MFS Moderate Allocation Fund Blended Index (f)(w)		7.17%	6.86%	5.81%
Bloomberg Barclays U.S. Aggregate Bond Index (f)		(0.37)%	1.98%	3.72%
Bloomberg Commodity Index (f)		11.02%	(6.64)%	(7.92)%
FTSE EPRA/NAREIT Developed Real Estate Index (net div) (f)		4.93%	5.08%	3.43%
MSCI EAFE Index (net div) (f)		7.97%	5.93%	2.10%

Performance Summary – continued

Average annual with sales charge
Share Class	1-yr	5-yr	10-yr
A With Initial Sales Charge (5.75%)	1.37%	5.24%	5.37%
B With CDSC (Declining over six years from 4% to 0%) (v)	2.75%	5.36%	5.21%
C With CDSC (1% for 12 months) (v)	5.74%	5.69%	5.22%
529A With Initial Sales Charge (5.75%)	1.32%	5.19%	5.32%
529B With CDSC (Declining over six years from 4% to 0%) (v)	2.73%	5.32%	5.15%
529C With CDSC (1% for 12 months) (v)	5.67%	5.64%	5.14%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.

(v)	Assuming redemption at the end of the applicable period.

(w)	As of May 31, 2018, the MFS Moderate Allocation Fund Blended Index was comprised of 40% Bloomberg Barclays U.S. Aggregate Bond Index, 41% Standard & Poor’s 500 Stock Index, 13% MSCI EAFE Index (net div), 3% Bloomberg Commodity Index, and 3% FTSE EPRA/NAREIT Developed Real Estate Index (net div). The components and weightings of the Blended Index may have differed during the period, and may differ in the future.

Performance Summary – continued

MFS Growth Allocation Fund

Growth of a hypothetical $10,000 investment

Average annual total returns through 5/31/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	6/28/02	10.27%	8.13%	6.37%
B	6/28/02	9.42%	7.31%	5.58%
C	6/28/02	9.43%	7.32%	5.58%
I	6/28/02	10.50%	8.40%	6.64%
R1	4/01/05	9.40%	7.32%	5.58%
R2	10/31/03	9.94%	7.85%	6.11%
R3	4/01/05	10.25%	8.13%	6.38%
R4	4/01/05	10.50%	8.39%	6.64%
529A	7/31/02	10.17%	8.08%	6.30%
529B	7/31/02	9.40%	7.28%	5.51%
529C	7/31/02	9.37%	7.26%	5.51%

Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		14.38%	12.98%	9.14%
MFS Growth Allocation Fund Blended Index (f)(w)		9.58%	8.28%	6.12%
Bloomberg Barclays U.S. Aggregate Bond Index (f)		(0.37)%	1.98%	3.72%
Bloomberg Commodity Index (f)		11.02%	(6.64)%	(7.92)%
FTSE EPRA/NAREIT Developed Real Estate Index (net div) (f)		4.93%	5.08%	3.43%
MSCI EAFE Index (net div) (f)		7.97%	5.93%	2.10%

Performance Summary – continued

Average annual with sales charge
Share Class	1-yr	5-yr	10-yr
A With Initial Sales Charge (5.75%)	3.93%	6.85%	5.74%
B With CDSC (Declining over six years from 4% to 0%) (v)	5.42%	7.01%	5.58%
C With CDSC (1% for 12 months) (v)	8.43%	7.32%	5.58%
529A With Initial Sales Charge (5.75%)	3.83%	6.81%	5.67%
529B With CDSC (Declining over six years from 4% to 0%) (v)	5.40%	6.97%	5.51%
529C With CDSC (1% for 12 months) (v)	8.37%	7.26%	5.51%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.

(v)	Assuming redemption at the end of the applicable period.

(w)	As of May 31, 2018, the MFS Growth Allocation Fund Blended Index was comprised of 52% Standard & Poor’s 500 Stock Index, 20% Bloomberg Barclays U.S. Aggregate Bond Index, 20% MSCI EAFE Index (net div), 4% Bloomberg Commodity Index, and 4% FTSE EPRA/NAREIT Developed Real Estate Index (net div). The components and weightings of the Blended Index may have differed during the period, and may differ in the future.

Performance Summary – continued

MFS Aggressive Growth Allocation Fund

Growth of a hypothetical $10,000 investment

Average annual total returns through 5/31/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	6/28/02	12.82%	9.65%	6.62%
B	6/28/02	12.02%	8.83%	5.83%
C	6/28/02	11.97%	8.83%	5.83%
I	6/28/02	13.11%	9.92%	6.89%
R1	4/01/05	11.94%	8.82%	5.83%
R2	10/31/03	12.50%	9.37%	6.36%
R3	4/01/05	12.82%	9.65%	6.63%
R4	4/01/05	13.09%	9.92%	6.90%
529A	7/31/02	12.78%	9.60%	6.56%
529B	7/31/02	11.92%	8.77%	5.76%
529C	7/31/02	11.90%	8.78%	5.77%

Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		14.38%	12.98%	9.14%
MFS Aggressive Growth Allocation Fund Blended Index (f)(w)		11.84%	9.50%	6.34%
Bloomberg Commodity Index (f)		11.02%	(6.64)%	(7.92)%
FTSE EPRA/NAREIT Developed Real Estate Index (net div) (f)		4.93%	5.08%	3.43%
MSCI EAFE Index (net div) (f)		7.97%	5.93%	2.10%

Performance Summary – continued

Average annual with sales charge
Share Class	1-yr	5-yr	10-yr
A With Initial Sales Charge (5.75%)	6.33%	8.36%	5.99%
B With CDSC (Declining over six years from 4% to 0%) (v)	8.02%	8.54%	5.83%
C With CDSC (1% for 12 months) (v)	10.97%	8.83%	5.83%
529A With Initial Sales Charge (5.75%)	6.29%	8.31%	5.93%
529B With CDSC (Declining over six years from 4% to 0%) (v)	7.92%	8.49%	5.76%
529C With CDSC (1% for 12 months) (v)	10.90%	8.78%	5.77%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.

(v)	Assuming redemption at the end of the applicable period.

(w)	As of May 31, 2018, the MFS Aggressive Growth Allocation Fund Blended Index was comprised of 60% Standard & Poor’s 500 Stock Index, 30% MSCI EAFE Index (net div), 5% Bloomberg Commodity Index, and 5% FTSE EPRA/NAREIT Developed Real Estate Index (net div). The components and weightings of the Blended Index may have differed during the period, and may differ in the future.

Benchmark Definitions

Bloomberg Barclays U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

Bloomberg Commodity Index – a highly liquid and diversified benchmark for the commodity futures market. The index tracks trades on futures contracts for physical commodities, such as energy (petroleum, gas), precious metals (gold, silver), industrial metals (zinc, copper), grains (corn, wheat), livestock (pork bellies), among others, and are traded in a variety of currencies.

FTSE EPRA/NAREIT Developed Real Estate Index (net div) – measures the performance of eligible real estate equities worldwide that generate a majority of their revenue and income through the ownership, disposure and development of income-producing real estate.

MSCI EAFE (Europe, Australasia, Far East) Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers each fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the funds may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLES

Fund expenses borne by the shareholders during the period, December 1, 2017 through May 31, 2018

As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including distribution and service (12b-1) fees; and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which each fund bears directly, each fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which each fund invests. Because the underlying funds have varied expenses and fee levels and each fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by each fund will vary. If these transactional and indirect costs were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2017 through May 31, 2018.

Actual Expenses

The first line for each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Tables – continued

MFS CONSERVATIVE ALLOCATION FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/17	Ending Account Value 5/31/18	Expenses Paid During Period (p) 12/01/17-5/31/18
A	Actual	0.32%	$1,000.00	$1,008.71	$1.60
	Hypothetical (h)	0.32%	$1,000.00	$1,023.34	$1.61
B	Actual	1.07%	$1,000.00	$1,004.71	$5.35
	Hypothetical (h)	1.07%	$1,000.00	$1,019.60	$5.39
C	Actual	1.07%	$1,000.00	$1,004.86	$5.35
	Hypothetical (h)	1.07%	$1,000.00	$1,019.60	$5.39
I	Actual	0.07%	$1,000.00	$1,009.94	$0.35
	Hypothetical (h)	0.07%	$1,000.00	$1,024.58	$0.35
R1	Actual	1.07%	$1,000.00	$1,005.15	$5.35
	Hypothetical (h)	1.07%	$1,000.00	$1,019.60	$5.39
R2	Actual	0.57%	$1,000.00	$1,007.01	$2.85
	Hypothetical (h)	0.57%	$1,000.00	$1,022.09	$2.87
R3	Actual	0.32%	$1,000.00	$1,008.73	$1.60
	Hypothetical (h)	0.32%	$1,000.00	$1,023.34	$1.61
R4	Actual	0.07%	$1,000.00	$1,010.02	$0.35
	Hypothetical (h)	0.07%	$1,000.00	$1,024.58	$0.35
529A	Actual	0.36%	$1,000.00	$1,007.94	$1.80
	Hypothetical (h)	0.36%	$1,000.00	$1,023.14	$1.82
529B	Actual	1.11%	$1,000.00	$1,004.72	$5.55
	Hypothetical (h)	1.11%	$1,000.00	$1,019.40	$5.59
529C	Actual	1.11%	$1,000.00	$1,004.20	$5.55
	Hypothetical (h)	1.11%	$1,000.00	$1,019.40	$5.59

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

Notes to Expense Table

For the MFS Conservative Allocation Fund, each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class 529A and Class 529B shares, this rebate reduced the expense ratios above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

Expense Tables – continued

MFS MODERATE ALLOCATION FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/17	Ending Account Value 5/31/18	Expenses Paid During Period (p) 12/01/17-5/31/18
A	Actual	0.33%	$1,000.00	$1,016.82	$1.66
	Hypothetical (h)	0.33%	$1,000.00	$1,023.29	$1.66
B	Actual	1.08%	$1,000.00	$1,012.80	$5.42
	Hypothetical (h)	1.08%	$1,000.00	$1,019.55	$5.44
C	Actual	1.08%	$1,000.00	$1,012.94	$5.42
	Hypothetical (h)	1.08%	$1,000.00	$1,019.55	$5.44
I	Actual	0.08%	$1,000.00	$1,017.88	$0.40
	Hypothetical (h)	0.08%	$1,000.00	$1,024.53	$0.40
R1	Actual	1.08%	$1,000.00	$1,012.72	$5.42
	Hypothetical (h)	1.08%	$1,000.00	$1,019.55	$5.44
R2	Actual	0.58%	$1,000.00	$1,015.23	$2.91
	Hypothetical (h)	0.58%	$1,000.00	$1,022.04	$2.92
R3	Actual	0.33%	$1,000.00	$1,016.92	$1.66
	Hypothetical (h)	0.33%	$1,000.00	$1,023.29	$1.66
R4	Actual	0.08%	$1,000.00	$1,017.59	$0.40
	Hypothetical (h)	0.08%	$1,000.00	$1,024.53	$0.40
529A	Actual	0.37%	$1,000.00	$1,016.71	$1.86
	Hypothetical (h)	0.37%	$1,000.00	$1,023.09	$1.87
529B	Actual	1.12%	$1,000.00	$1,012.84	$5.62
	Hypothetical (h)	1.12%	$1,000.00	$1,019.35	$5.64
529C	Actual	1.12%	$1,000.00	$1,012.45	$5.62
	Hypothetical (h)	1.12%	$1,000.00	$1,019.35	$5.64

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

Notes to Expense Table

For the MFS Moderate Allocation Fund, each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside the expense limitation arrangement. For Class 529A and Class 529B shares, this rebate reduced the expense ratios above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

Expense Tables – continued

MFS GROWTH ALLOCATION FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/17	Ending Account Value 5/31/18	Expenses Paid During Period (p) 12/01/17-5/31/18
A	Actual	0.35%	$1,000.00	$1,025.69	$1.77
	Hypothetical (h)	0.35%	$1,000.00	$1,023.19	$1.77
B	Actual	1.10%	$1,000.00	$1,021.40	$5.54
	Hypothetical (h)	1.10%	$1,000.00	$1,019.45	$5.54
C	Actual	1.10%	$1,000.00	$1,021.81	$5.54
	Hypothetical (h)	1.10%	$1,000.00	$1,019.45	$5.54
I	Actual	0.10%	$1,000.00	$1,026.58	$0.51
	Hypothetical (h)	0.10%	$1,000.00	$1,024.43	$0.50
R1	Actual	1.10%	$1,000.00	$1,021.69	$5.54
	Hypothetical (h)	1.10%	$1,000.00	$1,019.45	$5.54
R2	Actual	0.60%	$1,000.00	$1,023.96	$3.03
	Hypothetical (h)	0.60%	$1,000.00	$1,021.94	$3.02
R3	Actual	0.35%	$1,000.00	$1,025.86	$1.77
	Hypothetical (h)	0.35%	$1,000.00	$1,023.19	$1.77
R4	Actual	0.10%	$1,000.00	$1,026.81	$0.51
	Hypothetical (h)	0.10%	$1,000.00	$1,024.43	$0.50
529A	Actual	0.39%	$1,000.00	$1,025.16	$1.97
	Hypothetical (h)	0.39%	$1,000.00	$1,022.99	$1.97
529B	Actual	1.14%	$1,000.00	$1,021.59	$5.75
	Hypothetical (h)	1.14%	$1,000.00	$1,019.25	$5.74
529C	Actual	1.14%	$1,000.00	$1,021.36	$5.75
	Hypothetical (h)	1.14%	$1,000.00	$1,019.25	$5.74

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

Notes to Expense Table

For the MFS Growth Allocation Fund, each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class 529A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

Expense Tables – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/17	Ending Account Value 5/31/18	Expenses Paid During Period (p) 12/01/17-5/31/18
A	Actual	0.38%	$1,000.00	$1,034.25	$1.93
	Hypothetical (h)	0.38%	$1,000.00	$1,023.04	$1.92
B	Actual	1.13%	$1,000.00	$1,030.83	$5.72
	Hypothetical (h)	1.13%	$1,000.00	$1,019.30	$5.69
C	Actual	1.13%	$1,000.00	$1,030.53	$5.72
	Hypothetical (h)	1.13%	$1,000.00	$1,019.30	$5.69
I	Actual	0.13%	$1,000.00	$1,035.69	$0.66
	Hypothetical (h)	0.13%	$1,000.00	$1,024.28	$0.66
R1	Actual	1.13%	$1,000.00	$1,030.47	$5.72
	Hypothetical (h)	1.13%	$1,000.00	$1,019.30	$5.69
R2	Actual	0.63%	$1,000.00	$1,033.12	$3.19
	Hypothetical (h)	0.63%	$1,000.00	$1,021.79	$3.18
R3	Actual	0.38%	$1,000.00	$1,034.50	$1.93
	Hypothetical (h)	0.38%	$1,000.00	$1,023.04	$1.92
R4	Actual	0.13%	$1,000.00	$1,035.74	$0.66
	Hypothetical (h)	0.13%	$1,000.00	$1,024.28	$0.66
529A	Actual	0.42%	$1,000.00	$1,034.17	$2.13
	Hypothetical (h)	0.42%	$1,000.00	$1,022.84	$2.12
529B	Actual	1.18%	$1,000.00	$1,030.36	$5.97
	Hypothetical (h)	1.18%	$1,000.00	$1,019.05	$5.94
529C	Actual	1.17%	$1,000.00	$1,030.11	$5.92
	Hypothetical (h)	1.17%	$1,000.00	$1,019.10	$5.89

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

Notes to Expense Table

For the MFS Aggressive Growth Allocation Fund, each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class 529A and Class 529C shares, this rebate reduced the expense ratios above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

PORTFOLIO OF INVESTMENTS

5/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

MFS CONSERVATIVE ALLOCATION FUND

Investment Companies (h) - 99.9%
Issuer	Shares/Par	Value ($)
Bond Funds - 59.8%
MFS Emerging Markets Debt Fund - Class R6	6,125,201	$87,039,103
MFS Emerging Markets Debt Local Currency Fund - Class R6	8,309,907	56,341,170
MFS Global Bond Fund - Class R6	16,588,859	144,986,630
MFS Government Securities Fund - Class R6	30,865,745	294,767,865
MFS High Income Fund - Class R6	44,146,859	146,567,573
MFS Inflation-Adjusted Bond Fund - Class R6	28,894,849	294,727,455
MFS Limited Maturity Fund - Class R6	49,927,151	294,070,920
MFS Total Return Bond Fund - Class R6	42,371,776	441,513,911
		$1,760,014,627
International Stock Funds - 7.9%
MFS International Growth Fund - Class R6	1,723,024	$59,030,809
MFS International Value Fund - Class R6	1,360,800	58,636,854
MFS Research International Fund - Class R6	6,096,181	115,461,670
		$233,129,333
Specialty Funds - 4.0%
MFS Commodity Strategy Fund - Class R6 (v)	9,649,421	$59,440,433
MFS Global Real Estate Fund - Class R6	3,829,314	59,392,659
		$118,833,092
U.S. Stock Funds - 28.2%
MFS Growth Fund - Class R6	1,705,142	$180,080,026
MFS Mid Cap Growth Fund - Class R6	6,437,551	119,545,320
MFS Mid Cap Value Fund - Class R6	4,970,849	117,858,840
MFS New Discovery Fund - Class R6	888,326	30,354,091
MFS New Discovery Value Fund - Class R6	1,862,523	29,930,754
MFS Research Fund - Class R6	4,114,421	177,866,419
MFS Value Fund - Class R6	4,484,016	174,114,333
		$829,749,783
Money Market Funds - 0.0%
MFS Institutional Money Market Portfolio, 1.82% (v)	547,976	$547,921
Total Investment Companies (Identified Cost, $2,354,292,092)		$2,942,274,756

Other Assets, Less Liabilities - 0.1%		1,221,569
Net Assets - 100.0%		$2,943,496,325

See Portfolio Footnotes and Notes to Financial Statements

Portfolio of Investments – continued

MFS MODERATE ALLOCATION FUND

Investment Companies (h) - 100.0%
Issuer	Shares/Par	Value ($)
Bond Funds - 39.6%
MFS Emerging Markets Debt Fund - Class R6	11,746,040	$166,911,229
MFS Emerging Markets Debt Local Currency Fund - Class R6	15,633,262	105,993,515
MFS Global Bond Fund - Class R6	31,694,452	277,009,511
MFS Government Securities Fund - Class R6	59,530,907	568,520,163
MFS High Income Fund - Class R6	85,360,038	283,395,326
MFS Inflation-Adjusted Bond Fund - Class R6	39,036,322	398,170,479
MFS Total Return Bond Fund - Class R6	43,552,221	453,814,143
		$2,253,814,366
International Stock Funds - 12.9%
MFS International Growth Fund - Class R6	5,001,585	$171,354,315
MFS International New Discovery Fund - Class R6	1,553,131	56,844,603
MFS International Value Fund - Class R6	3,959,973	170,635,214
MFS Research International Fund - Class R6	17,694,941	335,142,185
		$733,976,317
Specialty Funds - 6.1%
MFS Commodity Strategy Fund - Class R6 (v)	28,010,861	$172,546,907
MFS Global Real Estate Fund - Class R6	11,137,837	172,747,848
		$345,294,755
U.S. Stock Funds - 41.4%
MFS Growth Fund - Class R6	4,400,811	$464,769,667
MFS Mid Cap Growth Fund - Class R6	21,810,891	405,028,241
MFS Mid Cap Value Fund - Class R6	16,845,717	399,411,964
MFS New Discovery Fund - Class R6	2,575,990	88,021,594
MFS New Discovery Value Fund - Class R6	5,404,668	86,853,009
MFS Research Fund - Class R6	10,621,984	459,188,361
MFS Value Fund - Class R6	11,607,159	450,705,972
		$2,353,978,808
Money Market Funds - 0.0%
MFS Institutional Money Market Portfolio, 1.82% (v)	2,634,213	$2,633,949
Total Investment Companies (Identified Cost, $4,167,957,204)		$5,689,698,195

Other Assets, Less Liabilities - 0.0%		197,623
Net Assets - 100.0%		$5,689,895,818

See Portfolio Footnotes and Notes to Financial Statements

Portfolio of Investments – continued

MFS GROWTH ALLOCATION FUND

Investment Companies (h) - 100.0%
Issuer	Shares/Par	Value ($)
Bond Funds - 19.5%
MFS Emerging Markets Debt Fund - Class R6	10,136,844	$144,044,558
MFS Emerging Markets Debt Local Currency Fund - Class R6	13,447,827	91,176,268
MFS Global Bond Fund - Class R6	10,938,228	95,600,110
MFS High Income Fund - Class R6	73,947,753	245,506,541
MFS Inflation-Adjusted Bond Fund - Class R6	24,110,048	245,922,492
MFS Total Return Bond Fund - Class R6	14,114,270	147,070,688
		$969,320,657
International Stock Funds - 19.8%
MFS Emerging Markets Equity Fund - Class R6	1,307,326	$48,201,111
MFS International Growth Fund - Class R6	7,272,340	249,150,372
MFS International New Discovery Fund - Class R6	2,700,408	98,834,934
MFS International Value Fund - Class R6	5,737,014	247,207,915
MFS Research International Fund - Class R6	17,983,427	340,606,115
		$984,000,447
Specialty Funds - 8.1%
MFS Commodity Strategy Fund - Class R6 (v)	32,586,962	$200,735,688
MFS Global Real Estate Fund - Class R6	12,938,279	200,672,702
		$401,408,390
U.S. Stock Funds - 52.4%
MFS Growth Fund - Class R6	5,287,927	$558,458,024
MFS Mid Cap Growth Fund - Class R6	24,487,000	454,723,601
MFS Mid Cap Value Fund - Class R6	18,884,107	447,742,171
MFS New Discovery Fund - Class R6	3,004,903	102,677,526
MFS New Discovery Value Fund - Class R6	6,295,418	101,167,360
MFS Research Fund - Class R6	9,269,917	400,738,508
MFS Value Fund - Class R6	13,882,418	539,054,281
		$2,604,561,471
Money Market Funds - 0.2%
MFS Institutional Money Market Portfolio, 1.82% (v)	8,851,457	$8,850,572
Total Investment Companies (Identified Cost, $3,164,824,498)		$4,968,141,537

Other Assets, Less Liabilities - 0.0%		2,238,476
Net Assets - 100.0%		$4,970,380,013

See Portfolio Footnotes and Notes to Financial Statements

Portfolio of Investments – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND

Investment Companies (h) - 100.0%
Issuer	Shares/Par	Value ($)
International Stock Funds - 29.7%
MFS Emerging Markets Equity Fund - Class R6	948,847	$34,983,987
MFS International Growth Fund - Class R6	4,176,237	143,077,871
MFS International New Discovery Fund - Class R6	1,943,880	71,146,010
MFS International Value Fund - Class R6	3,308,059	142,544,285
MFS Research International Fund - Class R6	7,383,613	139,845,622
		$531,597,775
Specialty Funds - 10.1%
MFS Commodity Strategy Fund - Class R6 (v)	14,643,292	$90,202,679
MFS Global Real Estate Fund - Class R6	5,822,775	90,311,235
		$180,513,914
U.S. Stock Funds - 60.2%
MFS Growth Fund - Class R6	2,240,542	$236,623,631
MFS Mid Cap Growth Fund - Class R6	9,766,861	181,370,615
MFS Mid Cap Value Fund - Class R6	7,542,504	178,832,770
MFS New Discovery Fund - Class R6	1,343,722	45,914,983
MFS New Discovery Value Fund - Class R6	2,822,326	45,354,783
MFS Research Fund - Class R6	3,745,678	161,925,652
MFS Value Fund - Class R6	5,876,074	228,167,957
		$1,078,190,391
Money Market Funds - 0.0%
MFS Institutional Money Market Portfolio, 1.82% (v)	185,925	$185,907
Total Investment Companies (Identified Cost, $998,367,943)		$1,790,487,987

Other Assets, Less Liabilities - 0.0%		187,862
Net Assets - 100.0%		$1,790,675,849

Portfolio Footnotes:

(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of each fund’s investments in affiliated issuers were as follows:

Affiliated Issuers
MFS Conservative Allocation Fund	$2,942,274,756
MFS Moderate Allocation Fund	5,689,698,195
MFS Growth Allocation Fund	4,968,141,537
MFS Aggressive Growth Allocation Fund	1,790,487,987

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

See Notes to Financial Statements

Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

At 5/31/18

These statements represent each fund’s balance sheet, which details the assets and liabilities comprising the total value of each fund.

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Assets
Investments in affiliated issuers, at value (identified cost, $2,354,292,092, $4,167,957,204, $3,164,824,498, and $998,367,943, respectively)	$2,942,274,756	$5,689,698,195	$4,968,141,537	$1,790,487,987
Receivables for
Investments sold	3,110,106	5,757,647	6,384,414	2,920,035
Fund shares sold	3,030,942	3,752,321	3,795,452	1,272,583
Receivable from investment adviser	—	—	—	36,154
Other assets	6,529	12,479	11,025	4,147
Total assets	$2,948,422,333	$5,699,220,642	$4,978,332,428	$1,794,720,906

Liabilities
Payables for
Distributions	$—	$240	$—	$—
Investments purchased	171,102	403,262	146,583	91,354
Fund shares reacquired	4,152,946	7,600,186	6,406,494	3,335,205
Payable to affiliates
Administrator	94	94	94	—
Shareholder servicing costs	394,348	949,261	1,057,557	469,180
Distribution and service fees	60,370	121,619	102,157	30,675
Program manager fee	497	868	874	501
Payable for independent Trustees’ compensation	353	442	577	314
Accrued expenses and other liabilities	146,298	248,852	238,079	117,828
Total liabilities	$4,926,008	$9,324,824	$7,952,415	$4,045,057
Net assets	$2,943,496,325	$5,689,895,818	$4,970,380,013	$1,790,675,849

Net assets consist of
Paid-in capital	$2,366,438,480	$4,107,103,079	$3,102,276,106	$980,136,512
Unrealized appreciation (depreciation)	587,982,664	1,521,740,991	1,803,317,039	792,120,044
Accumulated net realized gain (loss)	(18,526,932)	51,200,307	59,014,634	20,913,561
Accumulated undistributed (distributions in excess of) net investment income	7,602,113	9,851,441	5,772,234	(2,494,268)
Net assets	$2,943,496,325	$5,689,895,818	$4,970,380,013	$1,790,675,849

Statements of Assets and Liabilities – continued

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Net assets
Class A	$1,321,126,868	$3,071,862,801	$2,852,680,786	$859,069,806
Class B	116,669,354	256,958,005	214,831,698	61,264,309
Class C	571,299,537	990,316,537	764,750,304	227,357,262
Class I	358,865,759	266,965,238	195,226,819	142,897,047
Class R1	12,793,547	27,412,090	30,763,811	17,227,984
Class R2	72,083,458	166,412,061	160,631,577	70,426,228
Class R3	112,696,240	312,676,592	202,407,022	137,905,157
Class R4	196,657,634	280,435,860	230,031,588	91,311,178
Class 529A	132,289,665	230,463,585	236,767,937	146,873,872
Class 529B	7,413,733	11,056,303	11,943,437	5,020,726
Class 529C	41,600,530	75,336,746	70,345,034	31,322,280
Total net assets	$2,943,496,325	$5,689,895,818	$4,970,380,013	$1,790,675,849

Shares of beneficial interest outstanding
Class A	85,248,318	171,832,441	136,695,251	36,352,525
Class B	7,577,183	14,554,947	10,402,130	2,634,341
Class C	37,454,948	56,479,241	37,432,929	9,876,324
Class I	22,945,387	14,731,054	9,268,984	5,948,788
Class R1	855,253	1,596,334	1,536,461	759,161
Class R2	4,786,278	9,513,329	7,876,350	3,044,518
Class R3	7,332,501	17,627,874	9,784,657	5,884,481
Class R4	12,681,065	15,698,297	11,027,654	3,850,964
Class 529A	8,581,928	12,957,642	11,436,387	6,258,351
Class 529B	489,051	632,876	584,076	218,474
Class 529C	2,754,410	4,342,165	3,489,412	1,380,870
Total shares of beneficial interest outstanding	190,706,322	319,966,200	239,534,291	76,208,797

Class A shares
Net asset value per share
(net assets / shares of beneficial interest outstanding)	$15.50	$17.88	$20.87	$23.63
Offering price per share (100 / 94.25 x net asset value per share)	$16.45	$18.97	$22.14	$25.07

Class B shares
Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$15.40	$17.65	$20.65	$23.26

Class C shares
Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$15.25	$17.53	$20.43	$23.02

Class I shares
Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)	$15.64	$18.12	$21.06	$24.02

Class R1 shares
Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)	$14.96	$17.17	$20.02	$22.69

Class R2 shares
Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)	$15.06	$17.49	$20.39	$23.13

Statements of Assets and Liabilities – continued

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund

Class R3 shares
Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)	$15.37	$17.74	$20.69	$23.44

Class R4 shares
Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)	$15.51	$17.86	$20.86	$23.71

Class 529A shares
Net asset value and redemption price per share
(net assets / shares of beneficial interest outstanding)	$15.41	$17.79	$20.70	$23.47
Offering price per share (100 / 94.25 x net asset value per share)	$16.35	$18.88	$21.96	$24.90

Class 529B shares
Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$15.16	$17.47	$20.45	$22.98

Class 529C shares
Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$15.10	$17.35	$20.16	$22.68

On sales of $50,000 or more, the maximum offering price of Class A and Class 529A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares.

See Notes to Financial Statements

Financial Statements

STATEMENTS OF OPERATIONS

Year ended 5/31/18

These statements describe how much each fund earned in investment income and accrued in expenses. They also describe any gains or losses generated by each fund’s operations.

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Net investment income (loss)
Dividends from affiliated issuers	$70,263,335	$132,241,055	$104,692,060	$29,698,599
Other	1,659	3,249	2,751	976
Total investment income	$70,264,994	$132,244,304	$104,694,811	$29,699,575
Expenses
Distribution and service fees	$12,691,605	$25,239,546	$21,477,779	$7,000,657
Shareholder servicing costs	1,543,714	3,797,461	4,140,396	1,992,761
Program manager fees	131,521	236,284	235,928	132,928
Administrative services fee	17,500	17,500	17,500	17,500
Independent Trustees’ compensation	41,859	87,629	60,529	32,185
Custodian fee	61,684	106,212	85,721	33,644
Shareholder communications	132,223	303,246	328,861	116,617
Audit and tax fees	36,325	37,123	36,892	35,976
Legal fees	29,352	57,279	50,031	18,573
Miscellaneous	248,132	325,716	293,432	198,219
Total expenses	$14,933,915	$30,207,996	$26,727,069	$9,579,060
Reduction of expenses by investment adviser and distributor	(75,588)	(153,030)	(156,928)	(236,267)
Net expenses	$14,858,327	$30,054,966	$26,570,141	$9,342,793
Net investment income (loss)	$55,406,667	$102,189,338	$78,124,670	$20,356,782

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Investments in affiliated issuers	$36,787,249	$96,385,500	$108,161,959	$23,901,508
Capital gain distributions from affiliated issuers	33,504,755	98,679,400	106,614,173	44,196,112
Net realized gain (loss)	$70,292,004	$195,064,900	$214,776,132	$68,097,620
Change in unrealized appreciation or depreciation Affiliated issuers	9,361,389	117,691,149	191,829,182	119,289,268
Net realized and unrealized gain (loss)	$79,653,393	$312,756,049	$406,605,314	$187,386,888
Change in net assets from operations	$135,060,060	$414,945,387	$484,729,984	$207,743,670

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Year ended 5/31/18	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Change in net assets

From operations
Net investment income (loss)	$55,406,667	$102,189,338	$78,124,670	$20,356,782
Net realized gain (loss)	70,292,004	195,064,900	214,776,132	68,097,620
Net unrealized gain (loss)	9,361,389	117,691,149	191,829,182	119,289,268
Change in net assets from operations	$135,060,060	$414,945,387	$484,729,984	$207,743,670

Distributions declared to shareholders
From net investment income	$(56,828,595)	$(111,366,799)	$(86,699,103)	$(21,201,570)
From net realized gain	(65,503,634)	(133,355,512)	(141,087,428)	(46,669,254)
Total distributions declared to shareholders	$(122,332,229)	$(244,722,311)	$(227,786,531)	$(67,870,824)
Change in net assets from fund share transactions	$(25,760,358)	$(375,172,510)	$(363,453,412)	$(58,158,999)
Total change in net assets	$(13,032,527)	$(204,949,434)	$(106,509,959)	$81,713,847

Net assets
At beginning of period	2,956,528,852	5,894,845,252	5,076,889,972	1,708,962,002
At end of period	$2,943,496,325	$5,689,895,818	$4,970,380,013	$1,790,675,849
Accumulated undistributed (distributions in excess of) net investment income included in net assets at end of period	$7,602,113	$9,851,441	$5,772,234	$(2,494,268)

Year ended 5/31/17	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Change in net assets

From operations
Net investment income (loss)	$45,282,202	$81,175,753	$58,374,434	$13,397,482
Net realized gain (loss)	38,767,058	80,681,467	84,680,501	31,837,048
Net unrealized gain (loss)	131,133,833	412,888,537	481,069,233	188,460,048
Change in net assets from operations	$215,183,093	$574,745,757	$624,124,168	$233,694,578

Distributions declared to shareholders
From net investment income	$(45,824,041)	$(74,597,272)	$(50,301,204)	$(13,000,263)
From net realized gain	(22,620,610)	(76,832,679)	(79,905,445)	(30,032,619)
Total distributions declared to shareholders	$(68,444,651)	$(151,429,951)	$(130,206,649)	$(43,032,882)
Change in net assets from fund share transactions	$(243,185,823)	$(816,836,537)	$(662,540,855)	$(176,479,319)
Total change in net assets	$(96,447,381)	$(393,520,731)	$(168,623,336)	$14,182,377

Net assets
At beginning of period	3,052,976,233	6,288,365,983	5,245,513,308	1,694,779,625
At end of period	$2,956,528,852	$5,894,845,252	$5,076,889,972	$1,708,962,002
Accumulated undistributed (distributions in excess of) net investment income included in net assets at end of period	$9,024,041	$19,028,902	$14,346,667	$(1,649,480)

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

MFS CONSERVATIVE ALLOCATION FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
Class A	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$15.43	$14.69		$15.05	$14.91	$14.06

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.32	$0.26	(c)	$0.21	$0.25	$0.26
Net realized and unrealized gain (loss)	0.43	0.85		(0.18)	0.22	0.86
Total from investment operations	$0.75	$1.11		$0.03	$0.47	$1.12

Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.26)		$(0.23)	$(0.28)	$(0.27)
From net realized gain	(0.35)	(0.11)		(0.16)	(0.05)	—
Total distributions declared to shareholders	$(0.68)	$(0.37)		$(0.39)	$(0.33)	$(0.27)
Net asset value, end of period (x)	$15.50	$15.43		$14.69	$15.05	$14.91
Total return (%) (r)(s)(t)(x)	4.91	7.71	(c)	0.27	3.16	8.10

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.32	0.33	(c)	0.33	0.33	0.32
Expenses after expense reductions (f)(h)	0.32	0.33	(c)	0.33	0.33	0.32
Net investment income (loss) (l)	2.05	1.72	(c)	1.45	1.70	1.80
Portfolio turnover	6	3		5	9	5
Net assets at end of period (000 omitted)	$1,321,127	$1,330,751		$1,435,774	$1,423,985	$1,355,910

	Year ended
Class B	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$15.33	$14.60		$14.95	$14.82	$13.97

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.20	$0.14	(c)	$0.10	$0.14	$0.15
Net realized and unrealized gain (loss)	0.43	0.85		(0.17)	0.21	0.87
Total from investment operations	$0.63	$0.99		$(0.07)	$0.35	$1.02

Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.15)		$(0.12)	$(0.17)	$(0.17)
From net realized gain	(0.35)	(0.11)		(0.16)	(0.05)	—
Total distributions declared to shareholders	$(0.56)	$(0.26)		$(0.28)	$(0.22)	$(0.17)
Net asset value, end of period (x)	$15.40	$15.33		$14.60	$14.95	$14.82
Total return (%) (r)(s)(t)(x)	4.13	6.87	(c)	(0.43)	2.34	7.34

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.07	1.08	(c)	1.08	1.08	1.07
Expenses after expense reductions (f)(h)	1.07	1.08	(c)	1.08	1.08	1.07
Net investment income (loss) (l)	1.31	0.97	(c)	0.71	0.95	1.04
Portfolio turnover	6	3		5	9	5
Net assets at end of period (000 omitted)	$116,669	$137,431		$150,726	$165,711	$172,845

See Notes to Financial Statements

Financial Highlights – continued

MFS CONSERVATIVE ALLOCATION FUND – continued

	Year ended
Class C	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$15.20	$14.47		$14.83	$14.70	$13.87

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.20	$0.14	(c)	$0.10	$0.14	$0.15
Net realized and unrealized gain (loss)	0.41	0.85		(0.18)	0.21	0.85
Total from investment operations	$0.61	$0.99		$(0.08)	$0.35	$1.00

Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.15)		$(0.12)	$(0.17)	$(0.17)
From net realized gain	(0.35)	(0.11)		(0.16)	(0.05)	—
Total distributions declared to shareholders	$(0.56)	$(0.26)		$(0.28)	$(0.22)	$(0.17)
Net asset value, end of period (x)	$15.25	$15.20		$14.47	$14.83	$14.70
Total return (%) (r)(s)(t)(x)	4.05	6.94	(c)	(0.48)	2.39	7.30

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.07	1.08	(c)	1.08	1.08	1.08
Expenses after expense reductions (f)(h)	1.07	1.08	(c)	1.08	1.08	1.07
Net investment income (loss) (l)	1.31	0.97	(c)	0.71	0.95	1.05
Portfolio turnover	6	3		5	9	5
Net assets at end of period (000 omitted)	$571,300	$670,914		$727,084	$748,188	$671,757

	Year ended
Class I	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$15.57	$14.82		$15.17	$15.03	$14.17

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.36	$0.29	(c)	$0.24	$0.28	$0.30
Net realized and unrealized gain (loss)	0.43	0.87		(0.17)	0.23	0.87
Total from investment operations	$0.79	$1.16		$0.07	$0.51	$1.17

Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.30)		$(0.26)	$(0.32)	$(0.31)
From net realized gain	(0.35)	(0.11)		(0.16)	(0.05)	—
Total distributions declared to shareholders	$(0.72)	$(0.41)		$(0.42)	$(0.37)	$(0.31)
Net asset value, end of period (x)	$15.64	$15.57		$14.82	$15.17	$15.03
Total return (%) (r)(s)(t)(x)	5.13	7.99	(c)	0.58	3.39	8.38

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.07	0.08	(c)	0.08	0.09	0.08
Expenses after expense reductions (f)(h)	N/A	N/A		N/A	0.09	0.08
Net investment income (loss) (l)	2.32	1.92	(c)	1.66	1.84	2.04
Portfolio turnover	6	3		5	9	5
Net assets at end of period (000 omitted)	$358,866	$271,960		$203,031	$160,405	$102,563

See Notes to Financial Statements

Financial Highlights – continued

MFS CONSERVATIVE ALLOCATION FUND – continued

	Year ended
Class R1	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$14.92	$14.21		$14.56	$14.44	$13.62

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.20	$0.14	(c)	$0.10	$0.14	$0.14
Net realized and unrealized gain (loss)	0.41	0.83		(0.17)	0.20	0.85
Total from investment operations	$0.61	$0.97		$(0.07)	$0.34	$0.99

Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.15)		$(0.12)	$(0.17)	$(0.17)
From net realized gain	(0.35)	(0.11)		(0.16)	(0.05)	—
Total distributions declared to shareholders	$(0.57)	$(0.26)		$(0.28)	$(0.22)	$(0.17)
Net asset value, end of period (x)	$14.96	$14.92		$14.21	$14.56	$14.44
Total return (%) (r)(s)(t)(x)	4.08	6.93	(c)	(0.42)	2.33	7.35

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.07	1.08	(c)	1.08	1.08	1.07
Expenses after expense reductions (f)(h)	N/A	N/A		N/A	1.08	1.07
Net investment income (loss) (l)	1.31	0.97	(c)	0.71	0.98	1.04
Portfolio turnover	6	3		5	9	5
Net assets at end of period (000 omitted)	$12,794	$14,641		$18,875	$21,493	$23,321

	Year ended
Class R2	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$15.02	$14.31		$14.66	$14.54	$13.71

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.28	$0.22	(c)	$0.17	$0.21	$0.21
Net realized and unrealized gain (loss)	0.40	0.82		(0.17)	0.20	0.86
Total from investment operations	$0.68	$1.04		$0.00 (w)	$0.41	$1.07

Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.22)		$(0.19)	$(0.24)	$(0.24)
From net realized gain	(0.35)	(0.11)		(0.16)	(0.05)	—
Total distributions declared to shareholders	$(0.64)	$(0.33)		$(0.35)	$(0.29)	$(0.24)
Net asset value, end of period (x)	$15.06	$15.02		$14.31	$14.66	$14.54
Total return (%) (r)(s)(t)(x)	4.58	7.44	(c)	0.09	2.85	7.90

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.57	0.58	(c)	0.58	0.58	0.57
Expenses after expense reductions (f)(h)	0.57	0.58	(c)	0.58	0.58	0.57
Net investment income (loss) (l)	1.81	1.48	(c)	1.23	1.44	1.53
Portfolio turnover	6	3		5	9	5
Net assets at end of period (000 omitted)	$72,083	$85,187		$97,053	$112,187	$118,105
See Notes to Financial Statements

Financial Highlights – continued

MFS CONSERVATIVE ALLOCATION FUND – continued

	Year ended
Class R3	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$15.31	$14.58		$14.93	$14.80	$13.96

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.32	$0.25	(c)	$0.21	$0.25	$0.26
Net realized and unrealized gain (loss)	0.42	0.85		(0.17)	0.21	0.85
Total from investment operations	$0.74	$1.10		$0.04	$0.46	$1.11

Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.26)		$(0.23)	$(0.28)	$(0.27)
From net realized gain	(0.35)	(0.11)		(0.16)	(0.05)	—
Total distributions declared to shareholders	$(0.68)	$(0.37)		$(0.39)	$(0.33)	$(0.27)
Net asset value, end of period (x)	$15.37	$15.31		$14.58	$14.93	$14.80
Total return (%) (r)(s)(t)(x)	4.88	7.70	(c)	0.34	3.12	8.08

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.32	0.33	(c)	0.33	0.33	0.32
Expenses after expense reductions (f)(h)	N/A	0.33	(c)	0.33	0.33	0.32
Net investment income (loss) (l)	2.05	1.71	(c)	1.46	1.69	1.81
Portfolio turnover	6	3		5	9	5
Net assets at end of period (000 omitted)	$112,696	$146,688		$172,074	$181,348	$168,208

	Year ended
Class R4	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$15.44	$14.70		$15.06	$14.92	$14.07

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.37	$0.29	(c)	$0.25	$0.29	$0.29
Net realized and unrealized gain (loss)	0.42	0.86		(0.19)	0.22	0.87
Total from investment operations	$0.79	$1.15		$0.06	$0.51	$1.16

Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.30)		$(0.26)	$(0.32)	$(0.31)
From net realized gain	(0.35)	(0.11)		(0.16)	(0.05)	—
Total distributions declared to shareholders	$(0.72)	$(0.41)		$(0.42)	$(0.37)	$(0.31)
Net asset value, end of period (x)	$15.51	$15.44		$14.70	$15.06	$14.92
Total return (%) (r)(s)(t)(x)	5.17	7.98	(c)	0.52	3.42	8.36

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.07	0.08	(c)	0.08	0.08	0.08
Expenses after expense reductions (f)(h)	N/A	N/A		N/A	0.08	0.08
Net investment income (loss) (l)	2.36	1.95	(c)	1.73	1.95	1.98
Portfolio turnover	6	3		5	9	5
Net assets at end of period (000 omitted)	$196,658	$135,695		$109,923	$123,347	$84,264

See Notes to Financial Statements

Financial Highlights – continued

MFS CONSERVATIVE ALLOCATION FUND – continued

	Year ended
Class 529A	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$15.35	$14.62		$14.97	$14.84	$13.99

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.31	$0.25	(c)	$0.20	$0.26	$0.25
Net realized and unrealized gain (loss)	0.43	0.84		(0.17)	0.19	0.87
Total from investment operations	$0.74	$1.09		$0.03	$0.45	$1.12

Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.25)		$(0.22)	$(0.27)	$(0.27)
From net realized gain	(0.35)	(0.11)		(0.16)	(0.05)	—
Total distributions declared to shareholders	$(0.68)	$(0.36)		$(0.38)	$(0.32)	$(0.27)
Net asset value, end of period (x)	$15.41	$15.35		$14.62	$14.97	$14.84
Total return (%) (r)(s)(t)(x)	4.83	7.65	(c)	0.30	3.06	8.09

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.40	0.43	(c)	0.43	0.43	0.42
Expenses after expense reductions (f)(h)	0.36	0.37	(c)	0.37	0.37	0.37
Net investment income (loss) (l)	2.03	1.66	(c)	1.41	1.77	1.74
Portfolio turnover	6	3		5	9	5
Net assets at end of period (000 omitted)	$132,290	$109,297		$89,761	$83,149	$116,559

	Year ended
Class 529B	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$15.11	$14.39		$14.74	$14.61	$13.77

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.19	$0.13	(c)	$0.10	$0.15	$0.14
Net realized and unrealized gain (loss)	0.42	0.84		(0.18)	0.19	0.86
Total from investment operations	$0.61	$0.97		$(0.08)	$0.34	$1.00

Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.14)		$(0.11)	$(0.16)	$(0.16)
From net realized gain	(0.35)	(0.11)		(0.16)	(0.05)	—
Total distributions declared to shareholders	$(0.56)	$(0.25)		$(0.27)	$(0.21)	$(0.16)
Net asset value, end of period (x)	$15.16	$15.11		$14.39	$14.74	$14.61
Total return (%) (r)(s)(t)(x)	4.04	6.87	(c)	(0.48)	2.31	7.30

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.15	1.18	(c)	1.18	1.18	1.17
Expenses after expense reductions (f)(h)	1.11	1.12	(c)	1.13	1.13	1.12
Net investment income (loss) (l)	1.27	0.90	(c)	0.68	1.01	0.99
Portfolio turnover	6	3		5	9	5
Net assets at end of period (000 omitted)	$7,414	$6,852		$6,349	$6,953	$10,719

See Notes to Financial Statements

Financial Highlights – continued

MFS CONSERVATIVE ALLOCATION FUND – continued

	Year ended
Class 529C	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$15.06	$14.35		$14.70	$14.58	$13.75

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.19	$0.13	(c)	$0.09	$0.15	$0.14
Net realized and unrealized gain (loss)	0.41	0.84		(0.17)	0.18	0.85
Total from investment operations	$0.60	$0.97		$(0.08)	$0.33	$0.99

Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.15)		$(0.11)	$(0.16)	$(0.16)
From net realized gain	(0.35)	(0.11)		(0.16)	(0.05)	—
Total distributions declared to shareholders	$(0.56)	$(0.26)		$(0.27)	$(0.21)	$(0.16)
Net asset value, end of period (x)	$15.10	$15.06		$14.35	$14.70	$14.58
Total return (%) (r)(s)(t)(x)	4.00	6.84	(c)	(0.45)	2.28	7.29

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.15	1.18	(c)	1.18	1.18	1.17
Expenses after expense reductions (f)(h)	1.12	1.13	(c)	1.13	1.13	1.12
Net investment income (loss) (l)	1.27	0.90	(c)	0.65	1.02	1.00
Portfolio turnover	6	3		5	9	5
Net assets at end of period (000 omitted)	$41,601	$47,113		$42,328	$41,140	$58,530
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(l)	Recognition of net investment income by the fund may be affected by the timing of the declaration of dividends by the underlying affiliated funds in which the fund invests. The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
Class A	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$17.37	$16.19		$17.17	$16.86	$15.40

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.34	$0.26	(c)	$0.20	$0.26	$0.25
Net realized and unrealized gain (loss)	0.96	1.37		(0.28)	0.40	1.48
Total from investment operations	$1.30	$1.63		$(0.08)	$0.66	$1.73

Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.24)		$(0.24)	$(0.31)	$(0.27)
From net realized gain	(0.41)	(0.21)		(0.66)	(0.04)	—
Total distributions declared to shareholders	$(0.79)	$(0.45)		$(0.90)	$(0.35)	$(0.27)
Net asset value, end of period (x)	$17.88	$17.37		$16.19	$17.17	$16.86
Total return (%) (r)(s)(t)(x)	7.56	10.30	(c)	(0.31)	4.02	11.34

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.33	0.34	(c)	0.34	0.34	0.33
Expenses after expense reductions (f)(h)	0.33	0.34	(c)	0.33	0.34	0.33
Net investment income (loss) (l)	1.93	1.55	(c)	1.23	1.53	1.58
Portfolio turnover	2	1		2	8	2
Net assets at end of period (000 omitted)	$3,071,863	$3,077,471		$3,338,645	$3,376,781	$3,164,199

	Year ended
Class B	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$17.16	$16.01		$17.00	$16.69	$15.25

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.21	$0.13	(c)	$0.08	$0.13	$0.13
Net realized and unrealized gain (loss)	0.94	1.35		(0.29)	0.41	1.46
Total from investment operations	$1.15	$1.48		$(0.21)	$0.54	$1.59

Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.12)		$(0.12)	$(0.19)	$(0.15)
From net realized gain	(0.41)	(0.21)		(0.66)	(0.04)	—
Total distributions declared to shareholders	$(0.66)	$(0.33)		$(0.78)	$(0.23)	$(0.15)
Net asset value, end of period (x)	$17.65	$17.16		$16.01	$17.00	$16.69
Total return (%) (r)(s)(t)(x)	6.75	9.43	(c)	(1.09)	3.29	10.48

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.08	1.09	(c)	1.09	1.09	1.08
Expenses after expense reductions (f)(h)	1.08	1.09	(c)	1.09	1.09	1.08
Net investment income (loss) (l)	1.19	0.80	(c)	0.50	0.78	0.82
Portfolio turnover	2	1		2	8	2
Net assets at end of period (000 omitted)	$256,958	$293,064		$320,406	$357,308	$375,305

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND – continued

	Year ended
Class C	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$17.05	$15.91		$16.90	$16.60	$15.17

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.21	$0.13	(c)	$0.08	$0.13	$0.13
Net realized and unrealized gain (loss)	0.93	1.34		(0.29)	0.40	1.46
Total from investment operations	$1.14	$1.47		$(0.21)	$0.53	$1.59

Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.12)		$(0.12)	$(0.19)	$(0.16)
From net realized gain	(0.41)	(0.21)		(0.66)	(0.04)	—
Total distributions declared to shareholders	$(0.66)	$(0.33)		$(0.78)	$(0.23)	$(0.16)
Net asset value, end of period (x)	$17.53	$17.05		$15.91	$16.90	$16.60
Total return (%) (r)(s)(t)(x)	6.74	9.43	(c)	(1.09)	3.27	10.52

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.08	1.09	(c)	1.09	1.09	1.08
Expenses after expense reductions (f)(h)	1.08	1.09	(c)	1.09	1.09	1.08
Net investment income (loss) (l)	1.20	0.80	(c)	0.49	0.78	0.83
Portfolio turnover	2	1		2	8	2
Net assets at end of period (000 omitted)	$990,317	$1,181,728		$1,324,402	$1,397,796	$1,278,659

	Year ended
Class I	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$17.60	$16.40		$17.38	$17.06	$15.58

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.40	$0.29	(c)	$0.24	$0.31	$0.30
Net realized and unrealized gain (loss)	0.95	1.40		(0.28)	0.40	1.49
Total from investment operations	$1.35	$1.69		$(0.04)	$0.71	$1.79

Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.28)		$(0.28)	$(0.35)	$(0.31)
From net realized gain	(0.41)	(0.21)		(0.66)	(0.04)	—
Total distributions declared to shareholders	$(0.83)	$(0.49)		$(0.94)	$(0.39)	$(0.31)
Net asset value, end of period (x)	$18.12	$17.60		$16.40	$17.38	$17.06
Total return (%) (r)(s)(t)(x)	7.78	10.56	(c)	(0.06)	4.28	11.60

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.08	0.09	(c)	0.09	0.09	0.08
Expenses after expense reductions (f)(h)	N/A	N/A		N/A	0.09	0.08
Net investment income (loss) (l)	2.21	1.74	(c)	1.49	1.79	1.83
Portfolio turnover	2	1		2	8	2
Net assets at end of period (000 omitted)	$266,965	$206,826		$139,038	$137,468	$118,806

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND – continued

	Year ended
Class R1	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$16.72	$15.60		$16.59	$16.30	$14.90

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.21	$0.13	(c)	$0.08	$0.13	$0.13
Net realized and unrealized gain (loss)	0.90	1.32		(0.29)	0.39	1.43
Total from investment operations	$1.11	$1.45		$(0.21)	$0.52	$1.56

Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.12)		$(0.12)	$(0.19)	$(0.16)
From net realized gain	(0.41)	(0.21)		(0.66)	(0.04)	—
Total distributions declared to shareholders	$(0.66)	$(0.33)		$(0.78)	$(0.23)	$(0.16)
Net asset value, end of period (x)	$17.17	$16.72		$15.60	$16.59	$16.30
Total return (%) (r)(s)(t)(x)	6.71	9.50	(c)	(1.10)	3.26	10.49

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.08	1.09	(c)	1.09	1.09	1.08
Expenses after expense reductions (f)(h)	N/A	N/A		N/A	1.09	1.08
Net investment income (loss) (l)	1.21	0.81	(c)	0.51	0.78	0.82
Portfolio turnover	2	1		2	8	2
Net assets at end of period (000 omitted)	$27,412	$31,037		$36,124	$43,975	$45,232

	Year ended
Class R2	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$17.01	$15.86		$16.85	$16.54	$15.12

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.30	$0.21	(c)	$0.16	$0.21	$0.21
Net realized and unrealized gain (loss)	0.92	1.35		(0.29)	0.41	1.44
Total from investment operations	$1.22	$1.56		$(0.13)	$0.62	$1.65

Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.20)		$(0.20)	$(0.27)	$(0.23)
From net realized gain	(0.41)	(0.21)		(0.66)	(0.04)	—
Total distributions declared to shareholders	$(0.74)	$(0.41)		$(0.86)	$(0.31)	$(0.23)
Net asset value, end of period (x)	$17.49	$17.01		$15.86	$16.85	$16.54
Total return (%) (r)(s)(t)(x)	7.27	10.04	(c)	(0.63)	3.83	11.01

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.58	0.59	(c)	0.59	0.59	0.58
Expenses after expense reductions (f)(h)	0.58	0.59	(c)	0.59	0.59	0.58
Net investment income (loss) (l)	1.69	1.31	(c)	1.00	1.27	1.31
Portfolio turnover	2	1		2	8	2
Net assets at end of period (000 omitted)	$166,412	$191,974		$220,409	$254,012	$279,820

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND – continued

	Year ended
Class R3	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$17.24	$16.07		$17.06	$16.75	$15.30

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.35	$0.25	(c)	$0.20	$0.25	$0.25
Net realized and unrealized gain (loss)	0.94	1.37		(0.29)	0.41	1.47
Total from investment operations	$1.29	$1.62		$(0.09)	$0.66	$1.72

Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.24)		$(0.24)	$(0.31)	$(0.27)
From net realized gain	(0.41)	(0.21)		(0.66)	(0.04)	—
Total distributions declared to shareholders	$(0.79)	$(0.45)		$(0.90)	$(0.35)	$(0.27)
Net asset value, end of period (x)	$17.74	$17.24		$16.07	$17.06	$16.75
Total return (%) (r)(s)(t)(x)	7.56	10.31	(c)	(0.37)	4.04	11.35

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.33	0.34	(c)	0.34	0.34	0.33
Expenses after expense reductions (f)(h)	0.33	0.34	(c)	N/A	0.34	0.33
Net investment income (loss) (l)	1.95	1.53	(c)	1.23	1.52	1.58
Portfolio turnover	2	1		2	8	2
Net assets at end of period (000 omitted)	$312,677	$344,821		$364,025	$424,215	$432,394

	Year ended
Class R4	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$17.36	$16.18		$17.17	$16.85	$15.39

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.39	$0.30	(c)	$0.25	$0.30	$0.30
Net realized and unrealized gain (loss)	0.94	1.37		(0.30)	0.41	1.47
Total from investment operations	$1.33	$1.67		$(0.05)	$0.71	$1.77

Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.28)		$(0.28)	$(0.35)	$(0.31)
From net realized gain	(0.41)	(0.21)		(0.66)	(0.04)	—
Total distributions declared to shareholders	$(0.83)	$(0.49)		$(0.94)	$(0.39)	$(0.31)
Net asset value, end of period (x)	$17.86	$17.36		$16.18	$17.17	$16.85
Total return (%) (r)(s)(t)(x)	7.78	10.58	(c)	(0.12)	4.34	11.62

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.08	0.09	(c)	0.08	0.09	0.08
Expenses after expense reductions (f)(h)	N/A	N/A		N/A	0.09	0.08
Net investment income (loss) (l)	2.21	1.80	(c)	1.51	1.79	1.84
Portfolio turnover	2	1		2	8	2
Net assets at end of period (000 omitted)	$280,436	$264,589		$249,128	$292,471	$208,963

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND – continued

	Year ended
Class 529A	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$17.29	$16.11		$17.10	$16.79	$15.34

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.34	$0.25	(c)	$0.19	$0.25	$0.24
Net realized and unrealized gain (loss)	0.94	1.37		(0.29)	0.41	1.47
Total from investment operations	$1.28	$1.62		$(0.10)	$0.66	$1.71

Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.23)		$(0.23)	$(0.31)	$(0.26)
From net realized gain	(0.41)	(0.21)		(0.66)	(0.04)	—
Total distributions declared to shareholders	$(0.78)	$(0.44)		$(0.89)	$(0.35)	$(0.26)
Net asset value, end of period (x)	$17.79	$17.29		$16.11	$17.10	$16.79
Total return (%) (r)(s)(t)(x)	7.50	10.31	(c)	(0.41)	4.00	11.27

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.41	0.44	(c)	0.44	0.44	0.43
Expenses after expense reductions (f)(h)	0.37	0.38	(c)	0.38	0.38	0.36
Net investment income (loss) (l)	1.89	1.50	(c)	1.18	1.48	1.53
Portfolio turnover	2	1		2	8	2
Net assets at end of period (000 omitted)	$230,464	$210,075		$198,159	$189,065	$164,539

	Year ended
Class 529B	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$16.99	$15.86		$16.85	$16.55	$15.12

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.20	$0.12	(c)	$0.07	$0.12	$0.12
Net realized and unrealized gain (loss)	0.93	1.34		(0.28)	0.40	1.45
Total from investment operations	$1.13	$1.46		$(0.21)	$0.52	$1.57

Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.12)		$(0.12)	$(0.18)	$(0.14)
From net realized gain	(0.41)	(0.21)		(0.66)	(0.04)	—
Total distributions declared to shareholders	$(0.65)	$(0.33)		$(0.78)	$(0.22)	$(0.14)
Net asset value, end of period (x)	$17.47	$16.99		$15.86	$16.85	$16.55
Total return (%) (r)(s)(t)(x)	6.73	9.37	(c)	(1.13)	3.21	10.45

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.16	1.19	(c)	1.19	1.19	1.18
Expenses after expense reductions (f)(h)	1.12	1.13	(c)	1.13	1.13	1.12
Net investment income (loss) (l)	1.15	0.76	(c)	0.43	0.74	0.77
Portfolio turnover	2	1		2	8	2
Net assets at end of period (000 omitted)	$11,056	$14,214		$16,727	$17,630	$18,354

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND – continued

	Year ended
Class 529C	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$16.89	$15.76		$16.76	$16.47	$15.05

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.20	$0.12	(c)	$0.07	$0.12	$0.12
Net realized and unrealized gain (loss)	0.92	1.34		(0.29)	0.40	1.45
Total from investment operations	$1.12	$1.46		$(0.22)	$0.52	$1.57

Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.12)		$(0.12)	$(0.19)	$(0.15)
From net realized gain	(0.41)	(0.21)		(0.66)	(0.04)	—
Total distributions declared to shareholders	$(0.66)	$(0.33)		$(0.78)	$(0.23)	$(0.15)
Net asset value, end of period (x)	$17.35	$16.89		$15.76	$16.76	$16.47
Total return (%) (r)(s)(t)(x)	6.67	9.48	(c)	(1.18)	3.20	10.48

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.16	1.19	(c)	1.19	1.19	1.18
Expenses after expense reductions (f)(h)	1.13	1.13	(c)	1.13	1.14	1.12
Net investment income (loss) (l)	1.15	0.74	(c)	0.42	0.73	0.77
Portfolio turnover	2	1		2	8	2
Net assets at end of period (000 omitted)	$75,337	$79,047		$81,302	$79,455	$71,895
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(l)	Recognition of net investment income by the fund may be affected by the timing of the declaration of dividends by the underlying affiliated funds in which the fund invests. The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
Class A	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$19.84	$18.02		$19.10	$18.51	$16.43

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.36	$0.25	(c)	$0.18	$0.24	$0.21
Net realized and unrealized gain (loss)	1.66	2.09		(0.42)	0.64	2.11
Total from investment operations	$2.02	$2.34		$(0.24)	$0.88	$2.32

Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.22)		$(0.28)	$(0.29)	$(0.24)
From net realized gain	(0.59)	(0.30)		(0.56)	—	—
Total distributions declared to shareholders	$(0.99)	$(0.52)		$(0.84)	$(0.29)	$(0.24)
Net asset value, end of period (x)	$20.87	$19.84		$18.02	$19.10	$18.51
Total return (%) (r)(s)(t)(x)	10.27	13.26	(c)	(1.13)	4.82	14.19

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.35	0.36	(c)	0.36	0.36	0.34
Expenses after expense reductions (f)(h)	0.35	0.35	(c)	0.35	0.35	0.34
Net investment income (loss) (l)	1.72	1.34	(c)	1.00	1.26	1.20
Portfolio turnover	2	1		3	6	2
Net assets at end of period (000 omitted)	$2,852,681	$2,758,650		$2,915,599	$2,899,650	$2,660,188

	Year ended
Class B	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$19.64	$17.83		$18.89	$18.30	$16.25

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.20	$0.11	(c)	$0.05	$0.10	$0.08
Net realized and unrealized gain (loss)	1.64	2.08		(0.42)	0.63	2.08
Total from investment operations	$1.84	$2.19		$(0.37)	$0.73	$2.16

Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.08)		$(0.13)	$(0.14)	$(0.11)
From net realized gain	(0.59)	(0.30)		(0.56)	—	—
Total distributions declared to shareholders	$(0.83)	$(0.38)		$(0.69)	$(0.14)	$(0.11)
Net asset value, end of period (x)	$20.65	$19.64		$17.83	$18.89	$18.30
Total return (%) (r)(s)(t)(x)	9.42	12.43	(c)	(1.85)	4.03	13.29

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.10	1.11	(c)	1.11	1.11	1.09
Expenses after expense reductions (f)(h)	1.10	1.10	(c)	1.10	1.10	1.08
Net investment income (loss) (l)	0.98	0.58	(c)	0.26	0.52	0.45
Portfolio turnover	2	1		3	6	2
Net assets at end of period (000 omitted)	$214,832	$237,525		$258,674	$295,247	$324,788

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND – continued

	Year ended
Class C	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$19.44	$17.66		$18.73	$18.17	$16.15

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.20	$0.11	(c)	$0.04	$0.09	$0.08
Net realized and unrealized gain (loss)	1.62	2.05		(0.40)	0.64	2.07
Total from investment operations	$1.82	$2.16		$(0.36)	$0.73	$2.15

Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.08)		$(0.15)	$(0.17)	$(0.13)
From net realized gain	(0.59)	(0.30)		(0.56)	—	—
Total distributions declared to shareholders	$(0.83)	$(0.38)		$(0.71)	$(0.17)	$(0.13)
Net asset value, end of period (x)	$20.43	$19.44		$17.66	$18.73	$18.17
Total return (%) (r)(s)(t)(x)	9.43	12.44	(c)	(1.85)	4.02	13.36

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.10	1.11	(c)	1.11	1.11	1.09
Expenses after expense reductions (f)(h)	1.10	1.10	(c)	1.10	1.10	1.09
Net investment income (loss) (l)	1.00	0.59	(c)	0.25	0.52	0.45
Portfolio turnover	2	1		3	6	2
Net assets at end of period (000 omitted)	$764,750	$934,658		$1,001,877	$1,017,542	$921,289

	Year ended
Class I	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$20.02	$18.17		$19.26	$18.66	$16.55

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.42	$0.29	(c)	$0.22	$0.29	$0.25
Net realized and unrealized gain (loss)	1.66	2.13		(0.42)	0.65	2.14
Total from investment operations	$2.08	$2.42		$(0.20)	$0.94	$2.39

Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.27)		$(0.33)	$(0.34)	$(0.28)
From net realized gain	(0.59)	(0.30)		(0.56)	—	—
Total distributions declared to shareholders	$(1.04)	$(0.57)		$(0.89)	$(0.34)	$(0.28)
Net asset value, end of period (x)	$21.06	$20.02		$18.17	$19.26	$18.66
Total return (%) (r)(s)(t)(x)	10.50	13.61	(c)	(0.93)	5.09	14.51

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.10	0.11	(c)	0.11	0.11	0.09
Expenses after expense reductions (f)(h)	N/A	0.10	(c)	0.10	0.10	0.09
Net investment income (loss) (l)	1.99	1.53	(c)	1.24	1.53	1.44
Portfolio turnover	2	1		3	6	2
Net assets at end of period (000 omitted)	$195,227	$151,865		$101,044	$107,598	$93,994

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND – continued

	Year ended
Class R1	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$19.07	$17.32		$18.38	$17.81	$15.83

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.19	$0.11	(c)	$0.04	$0.08	$0.08
Net realized and unrealized gain (loss)	1.59	2.02		(0.41)	0.64	2.02
Total from investment operations	$1.78	$2.13		$(0.37)	$0.72	$2.10

Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.08)		$(0.13)	$(0.15)	$(0.12)
From net realized gain	(0.59)	(0.30)		(0.56)	—	—
Total distributions declared to shareholders	$(0.83)	$(0.38)		$(0.69)	$(0.15)	$(0.12)
Net asset value, end of period (x)	$20.02	$19.07		$17.32	$18.38	$17.81
Total return (%) (r)(s)(t)(x)	9.40	12.48	(c)	(1.91)	4.08	13.29

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.10	1.11	(c)	1.11	1.11	1.09
Expenses after expense reductions (f)(h)	N/A	1.10	(c)	1.10	1.10	1.09
Net investment income (loss) (l)	0.96	0.60	(c)	0.25	0.46	0.46
Portfolio turnover	2	1		3	6	2
Net assets at end of period (000 omitted)	$30,764	$33,854		$38,652	$46,710	$43,907

	Year ended
Class R2	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$19.41	$17.63		$18.70	$18.12	$16.10

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.30	$0.20	(c)	$0.13	$0.19	$0.16
Net realized and unrealized gain (loss)	1.61	2.06		(0.41)	0.63	2.06
Total from investment operations	$1.91	$2.26		$(0.28)	$0.82	$2.22

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.18)		$(0.23)	$(0.24)	$(0.20)
From net realized gain	(0.59)	(0.30)		(0.56)	—	—
Total distributions declared to shareholders	$(0.93)	$(0.48)		$(0.79)	$(0.24)	$(0.20)
Net asset value, end of period (x)	$20.39	$19.41		$17.63	$18.70	$18.12
Total return (%) (r)(s)(t)(x)	9.94	13.03	(c)	(1.40)	4.59	13.83

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.60	0.61	(c)	0.61	0.61	0.59
Expenses after expense reductions (f)(h)	0.60	0.60	(c)	0.60	0.60	0.59
Net investment income (loss) (l)	1.46	1.10	(c)	0.76	1.01	0.93
Portfolio turnover	2	1		3	6	2
Net assets at end of period (000 omitted)	$160,632	$182,744		$196,320	$230,828	$243,497

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND – continued

	Year ended
Class R3	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$19.68	$17.87		$18.95	$18.36	$16.30

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.36	$0.25	(c)	$0.18	$0.23	$0.21
Net realized and unrealized gain (loss)	1.64	2.08		(0.42)	0.65	2.09
Total from investment operations	$2.00	$2.33		$(0.24)	$0.88	$2.30

Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.22)		$(0.28)	$(0.29)	$(0.24)
From net realized gain	(0.59)	(0.30)		(0.56)	—	—
Total distributions declared to shareholders	$(0.99)	$(0.52)		$(0.84)	$(0.29)	$(0.24)
Net asset value, end of period (x)	$20.69	$19.68		$17.87	$18.95	$18.36
Total return (%) (r)(s)(t)(x)	10.25	13.32	(c)	(1.16)	4.85	14.19

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.35	0.36	(c)	0.36	0.36	0.34
Expenses after expense reductions (f)(h)	0.35	0.35	(c)	0.35	0.35	0.34
Net investment income (loss) (l)	1.75	1.34	(c)	1.02	1.24	1.21
Portfolio turnover	2	1		3	6	2
Net assets at end of period (000 omitted)	$202,407	$235,279		$242,669	$274,377	$260,773

	Year ended
Class R4	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$19.84	$18.01		$19.09	$18.50	$16.42

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.39	$0.29	(c)	$0.23	$0.29	$0.25
Net realized and unrealized gain (loss)	1.67	2.11		(0.42)	0.64	2.11
Total from investment operations	$2.06	$2.40		$(0.19)	$0.93	$2.36

Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.27)		$(0.33)	$(0.34)	$(0.28)
From net realized gain	(0.59)	(0.30)		(0.56)	—	—
Total distributions declared to shareholders	$(1.04)	$(0.57)		$(0.89)	$(0.34)	$(0.28)
Net asset value, end of period (x)	$20.86	$19.84		$18.01	$19.09	$18.50
Total return (%) (r)(s)(t)(x)	10.50	13.62	(c)	(0.88)	5.07	14.44

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.10	0.11	(c)	0.10	0.11	0.09
Expenses after expense reductions (f)(h)	N/A	0.10	(c)	0.10	0.10	0.09
Net investment income (loss) (l)	1.90	1.55	(c)	1.27	1.57	1.43
Portfolio turnover	2	1		3	6	2
Net assets at end of period (000 omitted)	$230,032	$243,760		$210,248	$243,205	$141,113

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND – continued

	Year ended
Class 529A	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$19.70	$17.89		$18.97	$18.38	$16.32

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.34	$0.24	(c)	$0.17	$0.23	$0.20
Net realized and unrealized gain (loss)	1.65	2.09		(0.42)	0.64	2.09
Total from investment operations	$1.99	$2.33		$(0.25)	$0.87	$2.29

Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.22)		$(0.27)	$(0.28)	$(0.23)
From net realized gain	(0.59)	(0.30)		(0.56)	—	—
Total distributions declared to shareholders	$(0.99)	$(0.52)		$(0.83)	$(0.28)	$(0.23)
Net asset value, end of period (x)	$20.70	$19.70		$17.89	$18.97	$18.38
Total return (%) (r)(s)(t)(x)	10.17	13.27	(c)	(1.19)	4.81	14.11

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.42	0.46	(c)	0.46	0.46	0.44
Expenses after expense reductions (f)(h)	0.39	0.39	(c)	0.39	0.39	0.38
Net investment income (loss) (l)	1.68	1.28	(c)	0.96	1.22	1.16
Portfolio turnover	2	1		3	6	2
Net assets at end of period (000 omitted)	$236,768	$211,825		$195,856	$201,475	$193,601

	Year ended
Class 529B	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$19.46	$17.67		$18.72	$18.13	$16.08

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.19	$0.10	(c)	$0.04	$0.09	$0.07
Net realized and unrealized gain (loss)	1.63	2.05		(0.41)	0.63	2.07
Total from investment operations	$1.82	$2.15		$(0.37)	$0.72	$2.14

Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.06)		$(0.12)	$(0.13)	$(0.09)
From net realized gain	(0.59)	(0.30)		(0.56)	—	—
Total distributions declared to shareholders	$(0.83)	$(0.36)		$(0.68)	$(0.13)	$(0.09)
Net asset value, end of period (x)	$20.45	$19.46		$17.67	$18.72	$18.13
Total return (%) (r)(s)(t)(x)	9.40	12.36	(c)	(1.91)	3.98	13.31

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.18	1.21	(c)	1.21	1.21	1.19
Expenses after expense reductions (f)(h)	1.15	1.15	(c)	1.14	1.14	1.13
Net investment income (loss) (l)	0.93	0.53	(c)	0.24	0.49	0.41
Portfolio turnover	2	1		3	6	2
Net assets at end of period (000 omitted)	$11,943	$12,439		$13,405	$17,070	$21,506

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND – continued

	Year ended
Class 529C	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$19.21	$17.46		$18.53	$17.97	$15.98

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.19	$0.10	(c)	$0.04	$0.09	$0.07
Net realized and unrealized gain (loss)	1.60	2.03		(0.41)	0.63	2.03
Total from investment operations	$1.79	$2.13		$(0.37)	$0.72	$2.10

Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.08)		$(0.14)	$(0.16)	$(0.11)
From net realized gain	(0.59)	(0.30)		(0.56)	—	—
Total distributions declared to shareholders	$(0.84)	$(0.38)		$(0.70)	$(0.16)	$(0.11)
Net asset value, end of period (x)	$20.16	$19.21		$17.46	$18.53	$17.97
Total return (%) (r)(s)(t)(x)	9.37	12.38	(c)	(1.92)	4.04	13.20

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.17	1.21	(c)	1.21	1.21	1.19
Expenses after expense reductions (f)(h)	1.14	1.15	(c)	1.15	1.15	1.13
Net investment income (loss) (l)	0.94	0.53	(c)	0.21	0.48	0.39
Portfolio turnover	2	1		3	6	2
Net assets at end of period (000 omitted)	$70,345	$74,292		$71,170	$75,459	$69,115
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(l)	Recognition of net investment income by the fund may be affected by the timing of the declaration of dividends by the underlying affiliated funds in which the fund invests. The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
Class A	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$21.80	$19.47		$20.78	$19.87	$17.17

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.30	$0.20	(c)	$0.12	$0.16	$0.13
Net realized and unrealized gain (loss)	2.47	2.70		(0.44)	1.00	2.76
Total from investment operations	$2.77	$2.90		$(0.32)	$1.16	$2.89

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.20)		$(0.31)	$(0.25)	$(0.19)
From net realized gain	(0.62)	(0.37)		(0.68)	—	—
Total distributions declared to shareholders	$(0.94)	$(0.57)		$(0.99)	$(0.25)	$(0.19)
Net asset value, end of period (x)	$23.63	$21.80		$19.47	$20.78	$19.87
Total return (%) (r)(s)(t)(x)	12.82	15.22	(c)	(1.45)	5.89	16.85

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.39	0.40	(c)	0.40	0.40	0.37
Expenses after expense reductions (f)(h)	0.38	0.38	(c)	0.38	0.38	0.37
Net investment income (loss) (l)	1.30	0.99	(c)	0.63	0.80	0.70
Portfolio turnover	2	2		5	6	4
Net assets at end of period (000 omitted)	$859,070	$778,995		$785,986	$778,633	$742,788

	Year ended
Class B	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$21.46	$19.16		$20.46	$19.55	$16.90

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.13	$0.05	(c)	$(0.02)	$0.01	$(0.01)
Net realized and unrealized gain (loss)	2.43	2.66		(0.46)	0.99	2.70
Total from investment operations	$2.56	$2.71		$(0.48)	$1.00	$2.69

Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.04)		$(0.14)	$(0.09)	$(0.04)
From net realized gain	(0.62)	(0.37)		(0.68)	—	—
Total distributions declared to shareholders	$(0.76)	$(0.41)		$(0.82)	$(0.09)	$(0.04)
Net asset value, end of period (x)	$23.26	$21.46		$19.16	$20.46	$19.55
Total return (%) (r)(s)(t)(x)	12.02	14.39	(c)	(2.26)	5.12	15.93

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.14	1.15	(c)	1.15	1.14	1.12
Expenses after expense reductions (f)(h)	1.13	1.13	(c)	1.13	1.13	1.12
Net investment income (loss) (l)	0.57	0.23	(c)	(0.11)	0.07	(0.03)
Portfolio turnover	2	2		5	6	4
Net assets at end of period (000 omitted)	$61,264	$65,287		$71,184	$85,310	$96,456

See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND – continued

	Year ended
Class C	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$21.26	$18.99		$20.30	$19.43	$16.81

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.13	$0.05	(c)	$(0.02)	$0.01	$(0.01)
Net realized and unrealized gain (loss)	2.40	2.64		(0.45)	0.97	2.70
Total from investment operations	$2.53	$2.69		$(0.47)	$0.98	$2.69

Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.05)		$(0.16)	$(0.11)	$(0.07)
From net realized gain	(0.62)	(0.37)		(0.68)	—	—
Total distributions declared to shareholders	$(0.77)	$(0.42)		$(0.84)	$(0.11)	$(0.07)
Net asset value, end of period (x)	$23.02	$21.26		$18.99	$20.30	$19.43
Total return (%) (r)(s)(t)(x)	11.97	14.42	(c)	(2.24)	5.08	16.01

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.14	1.15	(c)	1.15	1.15	1.12
Expenses after expense reductions (f)(h)	1.13	1.13	(c)	1.13	1.13	1.12
Net investment income (loss) (l)	0.58	0.24	(c)	(0.12)	0.07	(0.04)
Portfolio turnover	2	2		5	6	4
Net assets at end of period (000 omitted)	$227,357	$274,450		$282,953	$294,608	$265,993

	Year ended
Class I	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$22.14	$19.77		$21.09	$20.16	$17.41

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.37	$0.25	(c)	$0.18	$0.22	$0.18
Net realized and unrealized gain (loss)	2.51	2.74		(0.46)	1.01	2.80
Total from investment operations	$2.88	$2.99		$(0.28)	$1.23	$2.98

Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.25)		$(0.36)	$(0.30)	$(0.23)
From net realized gain	(0.62)	(0.37)		(0.68)	—	—
Total distributions declared to shareholders	$(1.00)	$(0.62)		$(1.04)	$(0.30)	$(0.23)
Net asset value, end of period (x)	$24.02	$22.14		$19.77	$21.09	$20.16
Total return (%) (r)(s)(t)(x)	13.11	15.49	(c)	(1.23)	6.16	17.15

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.14	0.15	(c)	0.15	0.15	0.12
Expenses after expense reductions (f)(h)	0.13	0.13	(c)	0.13	0.13	0.12
Net investment income (loss) (l)	1.58	1.19	(c)	0.89	1.06	0.94
Portfolio turnover	2	2		5	6	4
Net assets at end of period (000 omitted)	$142,897	$112,479		$62,542	$64,751	$58,061
See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND – continued

	Year ended
Class R1	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$20.97	$18.74		$20.03	$19.14	$16.55

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.12	$0.05	(c)	$(0.02)	$(0.02)	$(0.00	)(w)
Net realized and unrealized gain (loss)	2.37	2.60		(0.44)	0.99	2.64
Total from investment operations	$2.49	$2.65		$(0.46)	$0.97	$2.64

Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.05)		$(0.15)	$(0.08)	$(0.05)
From net realized gain	(0.62)	(0.37)		(0.68)	—	—
Total distributions declared to shareholders	$(0.77)	$(0.42)		$(0.83)	$(0.08)	$(0.05)
Net asset value, end of period (x)	$22.69	$20.97		$18.74	$20.03	$19.14
Total return (%) (r)(s)(t)(x)	11.94	14.42	(c)	(2.21)	5.08	15.95

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.14	1.15	(c)	1.15	1.15	1.12
Expenses after expense reductions (f)(h)	1.13	1.13	(c)	1.13	1.13	1.12
Net investment income (loss) (l)	0.53	0.27	(c)	(0.12)	(0.11)	(0.02)
Portfolio turnover	2	2		5	6	4
Net assets at end of period (000 omitted)	$17,228	$16,835		$17,908	$20,596	$18,849

	Year ended
Class R2	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$21.36	$19.08		$20.38	$19.48	$16.84

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.25	$0.15	(c)	$0.08	$0.10	$0.08
Net realized and unrealized gain (loss)	2.40	2.64		(0.45)	0.99	2.70
Total from investment operations	$2.65	$2.79		$(0.37)	$1.09	$2.78

Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.14)		$(0.25)	$(0.19)	$(0.14)
From net realized gain	(0.62)	(0.37)		(0.68)	—	—
Total distributions declared to shareholders	$(0.88)	$(0.51)		$(0.93)	$(0.19)	$(0.14)
Net asset value, end of period (x)	$23.13	$21.36		$19.08	$20.38	$19.48
Total return (%) (r)(s)(t)(x)	12.50	14.96	(c)	(1.69)	5.61	16.54

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.64	0.65	(c)	0.65	0.64	0.62
Expenses after expense reductions (f)(h)	0.63	0.63	(c)	0.63	0.63	0.62
Net investment income (loss) (l)	1.09	0.76	(c)	0.40	0.51	0.46
Portfolio turnover	2	2		5	6	4
Net assets at end of period (000 omitted)	$70,426	$77,558		$82,546	$94,097	$119,055

See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND – continued

	Year ended
Class R3	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$21.63	$19.31		$20.62	$19.72	$17.05

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.30	$0.19	(c)	$0.12	$0.16	$0.13
Net realized and unrealized gain (loss)	2.45	2.69		(0.45)	0.99	2.73
Total from investment operations	$2.75	$2.88		$(0.33)	$1.15	$2.86

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.19)		$(0.30)	$(0.25)	$(0.19)
From net realized gain	(0.62)	(0.37)		(0.68)	—	—
Total distributions declared to shareholders	$(0.94)	$(0.56)		$(0.98)	$(0.25)	$(0.19)
Net asset value, end of period (x)	$23.44	$21.63		$19.31	$20.62	$19.72
Total return (%) (r)(s)(t)(x)	12.82	15.28	(c)	(1.47)	5.89	16.80

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.39	0.40	(c)	0.40	0.40	0.37
Expenses after expense reductions (f)(h)	0.38	0.38	(c)	0.38	0.38	0.37
Net investment income (loss) (l)	1.33	0.94	(c)	0.65	0.82	0.71
Portfolio turnover	2	2		5	6	4
Net assets at end of period (000 omitted)	$137,905	$142,459		$158,309	$174,355	$164,977

	Year ended
Class R4	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$21.87	$19.53		$20.85	$19.93	$17.22

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.35	$0.25	(c)	$0.16	$0.24	$0.19
Net realized and unrealized gain (loss)	2.49	2.71		(0.44)	0.98	2.75
Total from investment operations	$2.84	$2.96		$(0.28)	$1.22	$2.94

Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.25)		$(0.36)	$(0.30)	$(0.23)
From net realized gain	(0.62)	(0.37)		(0.68)	—	—
Total distributions declared to shareholders	$(1.00)	$(0.62)		$(1.04)	$(0.30)	$(0.23)
Net asset value, end of period (x)	$23.71	$21.87		$19.53	$20.85	$19.93
Total return (%) (r)(s)(t)(x)	13.09	15.53	(c)	(1.24)	6.18	17.11

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.14	0.15	(c)	0.14	0.15	0.12
Expenses after expense reductions (f)(h)	0.13	0.13	(c)	0.13	0.13	0.12
Net investment income (loss) (l)	1.53	1.23	(c)	0.80	1.21	1.00
Portfolio turnover	2	2		5	6	4
Net assets at end of period (000 omitted)	$91,311	$72,011		$60,355	$79,509	$41,968

See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND – continued

	Year ended
Class 529A	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$21.66	$19.34		$20.66	$19.76	$17.08

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.29	$0.19	(c)	$0.11	$0.16	$0.13
Net realized and unrealized gain (loss)	2.45	2.69		(0.45)	0.98	2.73
Total from investment operations	$2.74	$2.88		$(0.34)	$1.14	$2.86

Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.19)		$(0.30)	$(0.24)	$(0.18)
From net realized gain	(0.62)	(0.37)		(0.68)	—	—
Total distributions declared to shareholders	$(0.93)	$(0.56)		$(0.98)	$(0.24)	$(0.18)
Net asset value, end of period (x)	$23.47	$21.66		$19.34	$20.66	$19.76
Total return (%) (r)(s)(t)(x)	12.78	15.23	(c)	(1.54)	5.84	16.78

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.46	0.50	(c)	0.50	0.50	0.47
Expenses after expense reductions (f)(h)	0.42	0.42	(c)	0.42	0.42	0.41
Net investment income (loss) (l)	1.26	0.93	(c)	0.59	0.78	0.68
Portfolio turnover	2	2		5	6	4
Net assets at end of period (000 omitted)	$146,874	$129,294		$128,357	$127,112	$117,316

	Year ended
Class 529B	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$21.22	$18.94		$20.23	$19.34	$16.72

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.11	$0.04	(c)	$(0.03)	$0.00 (w)	$(0.01)
Net realized and unrealized gain (loss)	2.40	2.62		(0.44)	0.97	2.67
Total from investment operations	$2.51	$2.66		$(0.47)	$0.97	$2.66

Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.01)		$(0.14)	$(0.08)	$(0.04)
From net realized gain	(0.62)	(0.37)		(0.68)	—	—
Total distributions declared to shareholders	$(0.75)	$(0.38)		$(0.82)	$(0.08)	$(0.04)
Net asset value, end of period (x)	$22.98	$21.22		$18.94	$20.23	$19.34
Total return (%) (r)(s)(t)(x)	11.92	14.29	(c)	(2.23)	5.05	15.91

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.21	1.25	(c)	1.25	1.24	1.22
Expenses after expense reductions (f)(h)	1.18	1.18	(c)	1.18	1.18	1.17
Net investment income (loss) (l)	0.49	0.18	(c)	(0.15)	0.02	(0.07)
Portfolio turnover	2	2		5	6	4
Net assets at end of period (000 omitted)	$5,021	$5,357		$6,868	$8,151	$8,759

See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND – continued

	Year ended
Class 529C	5/31/18	5/31/17		5/31/16	5/31/15	5/31/14
Net asset value, beginning of period	$20.97	$18.73		$20.04	$19.18	$16.60

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.12	$0.04	(c)	$(0.03)	$0.01	$(0.02)
Net realized and unrealized gain (loss)	2.36	2.60		(0.44)	0.96	2.66
Total from investment operations	$2.48	$2.64		$(0.47)	$0.97	$2.64

Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.03)		$(0.16)	$(0.11)	$(0.06)
From net realized gain	(0.62)	(0.37)		(0.68)	—	—
Total distributions declared to shareholders	$(0.77)	$(0.40)		$(0.84)	$(0.11)	$(0.06)
Net asset value, end of period (x)	$22.68	$20.97		$18.73	$20.04	$19.18
Total return (%) (r)(s)(t)(x)	11.90	14.37	(c)	(2.27)	5.06	15.90

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.21	1.25	(c)	1.25	1.25	1.22
Expenses after expense reductions (f)(h)	1.17	1.17	(c)	1.17	1.17	1.16
Net investment income (loss) (l)	0.55	0.19	(c)	(0.15)	0.03	(0.08)
Portfolio turnover	2	2		5	6	4
Net assets at end of period (000 omitted)	$31,322	$34,237		$37,772	$37,784	$35,650
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(l)	Recognition of net investment income by the fund may be affected by the timing of the declaration of dividends by the underlying affiliated funds in which the fund invests. The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund, and MFS Aggressive Growth Allocation Fund (the funds) are each a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Each fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of each fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

Each fund is a “fund of funds”, which invests the majority of its assets in other MFS mutual funds (hereafter referred to as

“underlying affiliated funds” or “underlying funds”), which may have different fiscal year ends than the funds. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. Certain underlying funds invest their portfolio in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. Certain underlying funds invest a significant portion of their assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. Certain underlying funds invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets.

The accounting policies of the underlying funds in which the fund invests are outlined in the underlying funds’ shareholder reports, which are available without charge by calling 1-800-225-2606, at mfs.com and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov or at the SEC’s public reference room in Washington, D.C. The underlying funds’ shareholder reports are not covered by this report.

Investment Valuations – Open-end investment companies (underlying funds) are generally valued at their net asset value per share. The investments of underlying funds managed by the adviser are valued as described below. For purposes of this policy disclosure, “fund” also refers to the underlying funds in which the fund-of-funds invests.

Equity securities, including restricted equity securities and equity securities held short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by

Notes to Financial Statements – continued

a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets, including commodity-linked structured notes, generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of each fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Each fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2018 in valuing each fund’s assets or liabilities:

	Level 1	Level 2	Level 3	Total
MFS Conservative Allocation Fund
Financial Instruments
Mutual Funds	$2,942,274,756	$—	$—	$2,942,274,756

MFS Moderate Allocation Fund
Financial Instruments
Mutual Funds	$5,689,698,195	$—	$—	$5,689,698,195

MFS Growth Allocation Fund
Financial Instruments
Mutual Funds	$4,968,141,537	$—	$—	$4,968,141,537

MFS Aggressive Growth Allocation Fund
Financial Instruments
Mutual Funds	$1,790,487,987	$—	$—	$1,790,487,987

Notes to Financial Statements – continued

For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the underlying funds’ shareholder reports for further information regarding the levels used in valuing the underlying funds’ assets or liabilities.

Derivatives – Each fund does not invest in derivatives directly. Each fund does invest in underlying funds that may use derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the underlying funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Indemnifications – Under each fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each fund. Additionally, in the normal course of business, each fund enters into agreements with service providers that may contain indemnification clauses. Each fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against each fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income by each fund is affected by the timing of the declaration of distributions by the underlying funds in which each fund invests. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Each fund and/or the underlying funds may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statements of Operations.

Tax Matters and Distributions – Each fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. Each fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed each fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

Year ended 5/31/18	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Ordinary income (including any short-term capital gains)	$61,630,525	$116,393,140	$91,787,063	$24,167,852
Long-term capital gains	60,701,704	128,329,171	135,999,468	43,702,972
Total distributions	$122,332,229	$244,722,311	$227,786,531	$67,870,824

Year ended 5/31/17	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Ordinary income (including any short-term capital gains)	$47,474,231	$78,543,458	$52,365,053	$13,686,589
Long-term capital gains	20,970,420	72,886,493	77,841,596	29,346,293
Total distributions	$68,444,651	$151,429,951	$130,206,649	$43,032,882

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/18	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Cost of investments	$2,415,701,718	$4,248,035,861	$3,248,246,090	$1,027,012,239
Gross appreciation	555,176,590	1,563,055,482	1,795,335,547	780,814,195
Gross depreciation	(28,603,552)	(121,393,148)	(75,440,100)	(17,338,447)
Net unrealized appreciation (depreciation)	$526,573,038	$1,441,662,334	$1,719,895,447	$763,475,748
Undistributed ordinary income	9,824,947	14,860,807	10,955,775	2,115,055
Undistributed long-term capital gain	40,659,860	126,269,598	137,252,685	47,442,802
Late year ordinary loss deferral	—	—	—	(2,494,268)

Multiple Classes of Shares of Beneficial Interest – Each fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. Each fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. Effective April 23, 2018, Class C and Class 529C shares will convert to Class A and Class 529A shares, respectively, approximately ten years after purchase. Each fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

From net investment income

	MFS Conservative Allocation Fund		MFS Moderate Allocation Fund		MFS Growth Allocation Fund		MFS Aggressive Growth Allocation Fund
	Year Ended 5/31/18	Year Ended 5/31/17	Year Ended 5/31/18	Year Ended 5/31/17	Year Ended 5/31/18	Year Ended 5/31/17	Year Ended 5/31/18	Year Ended 5/31/17
Class A	$27,310,600	$24,033,259	$62,809,483	$45,024,210	$52,053,733	$32,638,234	$10,818,029	$7,156,960
Class B	1,721,319	1,402,669	3,812,543	2,212,721	2,621,391	985,823	389,335	130,195
Class C	8,850,872	7,001,325	15,913,874	9,272,704	10,753,484	4,421,768	1,752,042	692,383
Class I	7,183,104	4,515,899	5,596,251	2,638,988	3,822,507	1,676,074	2,040,569	1,164,926
Class R1	194,324	163,203	428,474	253,687	375,076	157,777	104,764	48,138
Class R2	1,545,222	1,445,957	3,385,757	2,434,788	2,840,010	1,781,459	824,523	548,109
Class R3	2,853,634	2,641,167	7,257,549	4,967,103	4,404,662	2,804,641	1,984,100	1,318,189
Class R4	3,927,510	2,473,515	6,366,202	4,319,121	4,529,442	3,248,702	1,222,147	788,078
Class 529A	2,493,913	1,653,561	4,494,529	2,791,412	4,235,014	2,239,534	1,807,965	1,093,104
Class 529B	96,837	61,797	174,988	106,797	141,456	41,396	29,658	3,105
Class 529C	651,260	431,689	1,127,149	575,741	922,328	305,796	228,438	57,076
Total	$56,828,595	$45,824,041	$111,366,799	$74,597,272	$86,699,103	$50,301,204	$21,201,570	$13,000,263

From net realized gain

	MFS Conservative Allocation Fund		MFS Moderate Allocation Fund		MFS Growth Allocation Fund		MFS Aggressive Growth Allocation Fund
	Year Ended 5/31/18	Year Ended 5/31/17	Year Ended 5/31/18	Year Ended 5/31/17	Year Ended 5/31/18	Year Ended 5/31/17	Year Ended 5/31/18	Year Ended 5/31/17
Class A	$28,538,650	$10,413,124	$68,597,280	$39,994,979	$76,505,881	$43,439,038	$21,079,472	$13,541,544
Class B	2,841,379	1,086,420	6,356,899	3,921,923	6,469,402	3,852,491	1,726,264	1,235,473
Class C	14,411,521	5,337,616	26,471,346	16,328,376	26,141,744	15,550,383	7,436,616	5,167,281
Class I	6,862,081	1,736,111	5,589,387	2,001,161	4,969,260	1,833,948	3,380,215	1,742,417
Class R1	313,222	121,756	703,842	440,590	914,978	587,469	447,914	337,109
Class R2	1,808,502	738,747	4,172,700	2,646,297	4,859,914	2,996,921	1,989,760	1,421,089
Class R3	2,925,430	1,112,000	7,948,998	4,399,606	6,493,648	3,721,910	3,876,315	2,535,442
Class R4	3,873,410	948,566	6,304,949	3,334,327	5,888,275	3,554,707	2,024,494	1,178,754
Class 529A	2,694,279	740,543	5,026,257	2,567,927	6,302,778	3,053,835	3,605,672	2,148,103
Class 529B	162,249	49,042	297,004	196,335	349,686	189,836	140,075	101,561
Class 529C	1,072,911	336,685	1,886,850	1,001,158	2,191,862	1,124,907	962,457	623,846
Total	$65,503,634	$22,620,610	$133,355,512	$76,832,679	$141,087,428	$79,905,445	$46,669,254	$30,032,619

(3)	Transactions with Affiliates

Investment Adviser – Each fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the funds. MFS receives no compensation under this agreement; however MFS receives management fees from the underlying MFS funds.

Notes to Financial Statements – continued

For MFS Growth Allocation Fund and effective December 28, 2017 for MFS Conservative Allocation Fund and MFS Moderate Allocation Fund, the investment adviser has agreed in writing to pay a portion of each fund’s operating expenses, excluding distribution and service fees, program manager fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses including fees and expenses associated with investments in investment companies and other similar investment vehicles, such that operating expenses do not exceed 0.10% annually of each fund’s average daily net assets. These written agreements will continue until modified by the fund’s Board of Trustees, but such agreements will continue at least until September 30, 2018. For the year ended May 31, 2018, each fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the funds’ expenses related to this agreement.

The investment adviser has agreed in writing to pay a portion of the MFS Aggressive Growth Allocation Fund’s operating expenses, excluding distribution and service fees, program manager fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses including fees and expenses associated with investments in investment companies and other similar investment vehicles, such that operating expenses do not exceed 0.13% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2018. For the year ended May 31, 2018, this reduction amounted to $143,305 and is included in the reduction of total expenses in the Statements of Operations.

In addition to the fees and expenses which each fund bears directly, each fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which each fund invests. Accordingly, the expense ratio for each fund reflects only those fees and expenses borne directly by each fund.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received the following amounts for the year ended May 31, 2018, as its portion of the initial sales charge on sales of Class A and Class 529A shares of each fund:

	Class A	Class 529A
MFS Conservative Allocation Fund	$414,439	$45,521
MFS Moderate Allocation Fund	880,416	126,410
MFS Growth Allocation Fund	959,550	173,105
MFS Aggressive Growth Allocation Fund	299,481	151,090

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

Each fund’s distribution plan provides that each fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Class A
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	—	0.25%	0.25%	0.25%	$3,266,408
MFS Moderate Allocation Fund	—	0.25%	0.25%	0.25%	7,588,821
MFS Growth Allocation Fund	—	0.25%	0.25%	0.25%	6,911,272
MFS Aggressive Growth Allocation Fund	—	0.25%	0.25%	0.25%	2,009,606

	Class B
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	1.00%	$1,288,355
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	1.00%	2,781,555
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	2,303,496
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	645,407

	Class C
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	1.00%	$6,426,204
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	1.00%	11,346,833
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	9,069,164
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	2,708,259

Notes to Financial Statements – continued

	Class R1
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	1.00%	$136,912
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	1.00%	292,034
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	319,044
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	165,321

	Class R2
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.25%	0.25%	0.50%	0.50%	$400,056
MFS Moderate Allocation Fund	0.25%	0.25%	0.50%	0.50%	901,074
MFS Growth Allocation Fund	0.25%	0.25%	0.50%	0.50%	866,364
MFS Aggressive Growth Allocation Fund	0.25%	0.25%	0.50%	0.50%	372,644

	Class R3
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	—	0.25%	0.25%	0.25%	$336,068
MFS Moderate Allocation Fund	—	0.25%	0.25%	0.25%	857,226
MFS Growth Allocation Fund	—	0.25%	0.25%	0.25%	576,259
MFS Aggressive Growth Allocation Fund	—	0.25%	0.25%	0.25%	363,430

	Class 529A
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	—	0.25%	0.25%	0.24%	$299,877
MFS Moderate Allocation Fund	—	0.25%	0.25%	0.24%	545,544
MFS Growth Allocation Fund	—	0.25%	0.25%	0.24%	559,736
MFS Aggressive Growth Allocation Fund	—	0.25%	0.25%	0.24%	340,113

	Class 529B
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	0.99%	$72,104
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	0.99%	128,404
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	122,546
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	51,990

	Class 529C
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	1.00%	$465,621
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	0.99%	798,055
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	749,898
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	0.99%	343,887

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Total Distribution and Service Fees	$12,691,605	$25,239,546	$21,477,779	$7,000,657

(d)	In accordance with the distribution plan for certain classes, each fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

Notes to Financial Statements – continued

(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2018 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended May 31, 2018, these rebates amounted to the following and are included in the reduction of total expenses in the Statements of Operations:

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Class A	$10,447	$43,271	$43,210	$24,034
Class B	435	1,853	2,038	1,181
Class C	1,158	4,969	11,211	3,987
Class R2	79	126	148	3
Class R3	—	334	11	26
Class 529A	16,118	17,102	16,248	15,259
Class 529B	826	860	363	18
Class 529C	1,866	3,663	3,341	3,342

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2018, were as follows:

CDSC Imposed	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Class A	$8,077	$4,752	$13,564	$2,518
Class B	174,003	320,004	226,465	59,796
Class C	69,100	105,532	118,384	37,919
Class 529B	1,686	5,878	5,275	2,085
Class 529C	716	743	1,315	1,269

Each fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in each fund’s 529 share classes is made. For the period from June 1, 2017 through December 10, 2017, each fund had entered into an agreement with MFD pursuant to which MFD received an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD had agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement terminated on December 10, 2017. Effective December 11, 2017, each fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. The program manager fee incurred for the year ended May 31, 2018 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended May 31, 2018, were as follows:

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Class 529A	$90,357	$165,333	$169,297	$102,703
Class 529B	5,494	9,978	9,381	3,980
Class 529C	35,670	60,973	57,250	26,245
Total Program Manager Fees	$131,521	$236,284	$235,928	$132,928

For the period June 1, 2017 through December 10, 2017, MFD waived the following amount of program manager fees for each fund, which is included in the reduction of total expenses in the Statements of Operations:

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Class 529A	$30,381	$56,224	$57,349	$34,681
Class 529B	1,889	3,558	3,254	1,381
Class 529C	12,389	21,070	19,755	9,050
Total Program Manager Fee Waivers	$44,659	$80,852	$80,358	$45,112

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, provides shareholder services and transfer agent services to the funds. Under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-funds’ transfer agent-related expenses, including out-of-pocket and sub-accounting fees, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-funds. For the year ended May 31, 2018, shareholder servicing expenses incurred by the funds, including out-of-pocket expenses, are disclosed in the Statements of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to each fund. Under an administrative services agreement, each fund reimburses MFS the costs incurred to provide these services. Each fund pays an annual fixed amount of $17,500. The administrative services fee incurred for the year ended May 31, 2018 was equivalent to the following annual effective rates of each fund’s average daily net assets:

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Percentage of average daily net assets	0.0006%	0.0003%	0.0003%	0.0010%

Trustees’ and Officers’ Compensation – Each fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Each fund does not pay compensation directly to Trustees or officers of each fund who are also officers of the investment adviser, all of whom receive remuneration for their services to each fund from MFS. Certain officers and Trustees of each fund are officers or directors of MFS, MFD, and MFSC.

Other – These funds and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended May 31, 2018, the fee paid by each fund under this agreement amounted to the following and is included in “Miscellaneous” expense in the Statements of Operations:

MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
$4,856	$9,652	$8,399	$3,018

MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

Each fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On March 16, 2017, MFS purchased (redeemed) the following fund shares:

Fund	Class	Shares	Amount
MFS Conservative Allocation Fund	I	116,478	$1,766,967
MFS Moderate Allocation Fund	I	(14)	(233)
MFS Growth Allocation Fund	I	9,349	179,778

On March 19, 2018, MFS purchased (redeemed) the following fund shares:

Fund	Class	Shares	Amount
MFS Conservative Allocation Fund	I	664,246	$10,408,728
MFS Growth Allocation Fund	I	(10,979)	(230,455)
MFS Aggressive Growth Allocation Fund	I	(642)	(15,318)

(4)	Portfolio Securities

For the year ended May 31, 2018, purchases and sales of shares of underlying funds aggregated to the following:

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Purchases	$191,481,210	$139,508,197	$104,215,083	$43,295,623
Sales	$354,511,900	$789,835,859	$722,289,206	$178,690,109

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

Each fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	MFS Conservative Allocation Fund				MFS Moderate Allocation Fund
	Year ended 5/31/18		Year ended 5/31/17		Year ended 5/31/18		Year ended 5/31/17
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	14,248,156	$221,792,376	14,519,530	$217,453,004	22,658,473	$403,655,950	22,844,888	$380,578,300
Class B	514,202	7,981,687	737,834	10,982,035	786,731	13,866,052	1,220,703	20,040,524
Class C	4,809,946	73,967,215	6,532,306	96,252,355	6,462,053	113,147,139	8,731,491	142,308,732
Class I	8,302,402	130,624,107	7,114,001	107,198,483	7,061,321	127,523,540	7,238,472	121,860,754
Class R1	181,544	2,746,254	220,694	3,195,078	270,757	4,628,845	343,636	5,495,409
Class R2	1,114,884	16,910,914	1,491,020	21,736,930	1,262,631	22,009,829	1,710,717	27,837,985
Class R3	1,857,753	28,738,259	2,810,721	41,543,361	4,063,879	71,775,107	3,870,342	63,883,901
Class R4	5,503,747	86,589,357	3,224,684	48,354,147	4,251,542	75,748,718	3,869,810	64,154,551
Class 529A	4,352,656	67,565,037	6,002,011	89,450,005	3,913,347	69,488,720	5,098,697	84,204,133
Class 529B	286,823	4,380,118	455,550	6,687,551	159,300	2,781,500	340,694	5,538,786
Class 529C	1,447,762	22,070,861	2,458,965	35,985,865	1,098,988	19,038,650	1,678,036	27,090,469
	42,619,875	$663,366,185	45,567,316	$678,838,814	51,989,022	$923,664,050	56,947,486	$942,993,544

Shares issued to shareholders in reinvestment of distributions
Class A	3,451,544	$53,476,462	2,264,465	$33,298,319	7,115,780	$126,045,073	5,075,138	$82,394,212
Class B	283,886	4,375,963	163,153	2,378,448	564,555	9,901,970	370,955	5,939,878
Class C	1,448,856	22,129,733	791,015	11,437,019	2,313,065	40,292,838	1,464,652	23,292,945
Class I	672,030	10,498,780	308,538	4,578,610	468,449	8,407,948	202,242	3,330,757
Class R1	33,895	507,545	20,078	284,959	66,372	1,132,273	44,514	694,277
Class R2	202,158	3,045,831	139,831	1,999,761	398,894	6,920,599	296,777	4,717,570
Class R3	376,045	5,778,932	257,268	3,753,167	865,223	15,205,867	581,261	9,366,677
Class R4	497,801	7,711,281	232,126	3,417,065	703,328	12,441,683	468,627	7,608,087
Class 529A	336,618	5,188,097	163,518	2,391,715	540,180	9,520,621	331,559	5,358,509
Class 529B	17,072	259,054	7,716	110,839	27,188	471,992	19,128	303,132
Class 529C	113,891	1,722,493	53,625	768,209	174,726	3,012,226	99,982	1,574,683
	7,433,796	$114,694,171	4,401,333	$64,418,111	13,237,760	$233,353,090	8,954,835	$144,580,727

Shares reacquired
Class A	(18,684,822)	$(291,558,403)	(28,274,139)	$(422,696,260)	(35,125,008)	$(625,323,754)	(56,970,988)	$(945,981,704)
Class B	(2,184,250)	(33,904,406)	(2,263,417)	(33,685,530)	(3,870,244)	(68,273,257)	(4,532,965)	(74,564,308)
Class C	(12,952,785)	(198,601,423)	(13,416,079)	(197,873,997)	(21,595,075)	(377,258,374)	(24,157,332)	(395,732,621)
Class I	(3,497,953)	(55,006,350)	(3,654,621)	(55,036,115)	(4,552,004)	(82,164,760)	(4,167,252)	(70,139,001)
Class R1	(341,693)	(5,148,746)	(587,573)	(8,493,241)	(597,515)	(10,200,823)	(847,016)	(13,525,071)
Class R2	(2,203,994)	(33,461,989)	(2,741,818)	(39,924,604)	(3,433,807)	(59,973,913)	(4,616,711)	(75,036,073)
Class R3	(4,482,750)	(69,598,615)	(5,290,011)	(78,525,398)	(7,303,155)	(129,561,374)	(7,099,738)	(117,448,050)
Class R4	(2,107,254)	(32,906,707)	(2,146,022)	(32,081,304)	(4,500,201)	(79,959,965)	(4,492,725)	(74,089,915)
Class 529A	(3,225,781)	(50,096,124)	(5,186,363)	(77,325,081)	(3,649,445)	(64,735,960)	(5,574,024)	(92,076,211)
Class 529B	(268,403)	(4,105,810)	(450,904)	(6,625,637)	(389,992)	(6,807,344)	(578,411)	(9,403,297)
Class 529C	(1,936,039)	(29,432,141)	(2,334,177)	(34,175,581)	(1,612,568)	(27,930,126)	(2,254,669)	(36,414,557)
	(51,885,724)	$(803,820,714)	(66,345,124)	$(986,442,748)	(86,629,014)	$(1,532,189,650)	(115,291,831)	$(1,904,410,808)

Notes to Financial Statements – continued

	MFS Conservative Allocation Fund – continued				MFS Moderate Allocation Fund – continued
	Year ended 5/31/18		Year ended 5/31/17		Year ended 5/31/18		Year ended 5/31/17
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net change
Class A	(985,122)	$(16,289,565)	(11,490,144)	$(171,944,937)	(5,350,755)	$(95,622,731)	(29,050,962)	$(483,009,192)
Class B	(1,386,162)	(21,546,756)	(1,362,430)	(20,325,047)	(2,518,958)	(44,505,235)	(2,941,307)	(48,583,906)
Class C	(6,693,983)	(102,504,475)	(6,092,758)	(90,184,623)	(12,819,957)	(223,818,397)	(13,961,189)	(230,130,944)
Class I	5,476,479	86,116,537	3,767,918	56,740,978	2,977,766	53,766,728	3,273,462	55,052,510
Class R1	(126,254)	(1,894,947)	(346,801)	(5,013,204)	(260,386)	(4,439,705)	(458,866)	(7,335,385)
Class R2	(886,952)	(13,505,244)	(1,110,967)	(16,187,913)	(1,772,282)	(31,043,485)	(2,609,217)	(42,480,518)
Class R3	(2,248,952)	(35,081,424)	(2,222,022)	(33,228,870)	(2,374,053)	(42,580,400)	(2,648,135)	(44,197,472)
Class R4	3,894,294	61,393,931	1,310,788	19,689,908	454,669	8,230,436	(154,288)	(2,327,277)
Class 529A	1,463,493	22,657,010	979,166	14,516,639	804,082	14,273,381	(143,768)	(2,513,569)
Class 529B	35,492	533,362	12,362	172,753	(203,504)	(3,553,852)	(218,589)	(3,561,379)
Class 529C	(374,386)	(5,638,787)	178,413	2,578,493	(338,854)	(5,879,250)	(476,651)	(7,749,405)
	(1,832,053)	$(25,760,358)	(16,376,475)	$(243,185,823)	(21,402,232)	$(375,172,510)	(49,389,510)	$(816,836,537)

	MFS Growth Allocation Fund				MFS Aggressive Growth Allocation Fund
	Year ended 5/31/18		Year ended 5/31/17		Year ended 5/31/18		Year ended 5/31/17
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	19,332,962	$399,768,130	17,631,896	$330,902,522	6,549,544	$151,990,322	5,215,495	$106,102,055
Class B	729,580	14,925,632	947,384	17,501,483	267,287	6,065,906	325,453	6,484,381
Class C	4,912,805	99,456,035	6,549,675	119,760,717	1,760,292	39,683,282	1,763,254	34,769,150
Class I	3,505,055	72,915,980	3,951,105	74,634,861	2,105,808	49,407,785	2,860,597	58,811,995
Class R1	184,306	3,652,200	278,232	4,973,025	124,881	2,758,786	97,684	1,901,127
Class R2	872,354	17,521,176	1,074,641	19,615,557	498,554	11,217,316	511,856	10,225,627
Class R3	1,723,519	35,201,863	2,041,251	37,691,225	1,133,149	25,818,646	1,026,133	20,574,559
Class R4	2,585,008	53,448,284	2,909,189	54,298,777	1,336,578	31,034,194	1,054,806	21,264,059
Class 529A	2,683,158	55,067,948	3,308,699	61,242,661	1,268,966	29,202,561	1,166,916	23,454,517
Class 529B	108,164	2,188,804	211,189	3,850,768	44,413	998,584	57,069	1,119,670
Class 529C	694,236	13,880,105	1,124,462	20,265,749	226,302	5,029,323	289,290	5,621,930
	37,331,147	$768,026,157	40,027,723	$744,737,345	15,315,774	$353,206,705	14,368,553	$290,329,070

Shares issued to shareholders in reinvestment of distributions
Class A	6,064,903	$124,451,804	4,112,286	$74,432,373	1,317,291	$30,389,955	1,016,969	$19,881,737
Class B	436,088	8,883,122	262,328	4,714,042	91,961	2,093,950	69,600	1,343,288
Class C	1,773,566	35,737,349	1,036,938	18,447,131	394,711	8,896,795	281,909	5,390,107
Class I	283,526	5,863,313	119,225	2,174,665	142,297	3,334,015	79,872	1,583,861
Class R1	65,319	1,290,054	42,732	745,246	24,873	552,678	20,427	385,247
Class R2	366,200	7,349,635	258,624	4,582,820	117,560	2,658,022	98,897	1,895,864
Class R3	535,807	10,898,310	363,781	6,526,235	256,137	5,860,415	198,708	3,852,954
Class R4	505,916	10,366,223	376,161	6,797,233	140,265	3,242,931	100,291	1,964,704
Class 529A	517,390	10,534,053	294,479	5,291,789	236,141	5,409,982	166,904	3,241,207
Class 529B	24,350	491,142	12,982	231,213	7,540	169,733	5,483	104,666
Class 529C	156,584	3,114,190	81,472	1,430,703	53,498	1,188,732	36,083	680,526
	10,729,649	$218,979,195	6,961,008	$125,373,450	2,782,274	$63,797,208	2,075,143	$40,324,161

Notes to Financial Statements – continued

	MFS Growth Allocation Fund – continued				MFS Aggressive Growth Allocation Fund – continued
	Year ended 5/31/18		Year ended 5/31/17		Year ended 5/31/18		Year ended 5/31/17
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(27,718,170)	$(571,196,996)	(44,544,367)	$(832,516,552)	(7,245,427)	$(166,487,635)	(10,878,913)	$(220,086,855)
Class B	(2,855,938)	(58,467,605)	(3,625,103)	(67,119,072)	(766,601)	(17,459,569)	(1,068,061)	(21,364,291)
Class C	(17,327,555)	(350,376,702)	(16,244,642)	(298,985,079)	(5,188,248)	(116,914,186)	(4,032,123)	(80,116,135)
Class I	(2,105,434)	(43,913,793)	(2,044,135)	(38,560,337)	(1,378,683)	(32,135,277)	(1,025,370)	(21,133,145)
Class R1	(488,487)	(9,595,747)	(776,756)	(13,954,284)	(193,508)	(4,220,839)	(270,679)	(5,332,756)
Class R2	(2,777,542)	(56,149,907)	(3,051,784)	(55,544,220)	(1,203,280)	(27,200,411)	(1,306,371)	(25,652,238)
Class R3	(4,431,339)	(91,380,928)	(4,026,643)	(74,706,246)	(2,091,868)	(48,019,652)	(2,835,322)	(57,150,183)
Class R4	(4,351,886)	(89,376,764)	(2,668,377)	(49,502,390)	(918,480)	(21,182,099)	(953,195)	(19,293,374)
Class 529A	(2,518,184)	(51,642,013)	(3,796,467)	(70,026,396)	(1,216,185)	(27,806,555)	(1,999,894)	(39,919,811)
Class 529B	(187,496)	(3,798,191)	(343,796)	(6,265,950)	(85,899)	(1,926,358)	(172,869)	(3,376,914)
Class 529C	(1,228,973)	(24,560,118)	(1,414,862)	(25,471,124)	(531,795)	(11,810,331)	(709,037)	(13,706,848)
	(65,991,004)	$(1,350,458,764)	(82,536,932)	$(1,532,651,650)	(20,819,974)	$(475,162,912)	(25,251,834)	$(507,132,550)

Net change
Class A	(2,320,305)	$(46,977,062)	(22,800,185)	$(427,181,657)	621,408	$15,892,642	(4,646,449)	$(94,103,063)
Class B	(1,690,270)	(34,658,851)	(2,415,391)	(44,903,547)	(407,353)	(9,299,713)	(673,008)	(13,536,622)
Class C	(10,641,184)	(215,183,318)	(8,658,029)	(160,777,231)	(3,033,245)	(68,334,109)	(1,986,960)	(39,956,878)
Class I	1,683,147	34,865,500	2,026,195	38,249,189	869,422	20,606,523	1,915,099	39,262,711
Class R1	(238,862)	(4,653,493)	(455,792)	(8,236,013)	(43,754)	(909,375)	(152,568)	(3,046,382)
Class R2	(1,538,988)	(31,279,096)	(1,718,519)	(31,345,843)	(587,166)	(13,325,073)	(695,618)	(13,530,747)
Class R3	(2,172,013)	(45,280,755)	(1,621,611)	(30,488,786)	(702,582)	(16,340,591)	(1,610,481)	(32,722,670)
Class R4	(1,260,962)	(25,562,257)	616,973	11,593,620	558,363	13,095,026	201,902	3,935,389
Class 529A	682,364	13,959,988	(193,289)	(3,491,946)	288,922	6,805,988	(666,074)	(13,224,087)
Class 529B	(54,982)	(1,118,245)	(119,625)	(2,183,969)	(33,946)	(758,041)	(110,317)	(2,152,578)
Class 529C	(378,153)	(7,565,823)	(208,928)	(3,774,672)	(251,995)	(5,592,276)	(383,664)	(7,404,392)
	(17,930,208)	$(363,453,412)	(35,548,201)	$(662,540,855)	(2,721,926)	$(58,158,999)	(8,808,138)	$(176,479,319)

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

(6)	Line of Credit

Each fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, each fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended May 31, 2018, each fund’s commitment fee and interest expense were as follows and are included in “Miscellaneous” expense in the Statements of Operations:

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Commitment Fee	$18,836	$35,904	$31,670	$11,064
Interest Expense	—	—	—	—

Notes to Financial Statements – continued

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, each fund assumes the following to be affiliated issuers:

	MFS Conservative Allocation Fund
Affiliated Issuers	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Absolute Return Fund	6,152,193	324,021	(6,476,214)	—
MFS Commodity Strategy Fund	4,987,570	5,490,910	(829,059)	9,649,421
MFS Emerging Markets Debt Fund	5,921,924	571,448	(368,171)	6,125,201
MFS Emerging Markets Debt Local Currency Fund	8,395,687	1,108,362	(1,194,142)	8,309,907
MFS Global Bond Fund	16,893,808	1,027,347	(1,332,296)	16,588,859
MFS Global Real Estate Fund	1,911,880	2,107,343	(189,909)	3,829,314
MFS Government Securities Fund	29,839,761	2,274,754	(1,248,770)	30,865,745
MFS Growth Fund	2,035,203	113,025	(443,086)	1,705,142
MFS High Income Fund	42,692,782	3,970,057	(2,515,980)	44,146,859
MFS Inflation-Adjusted Bond Fund	28,141,199	2,087,639	(1,333,989)	28,894,849
MFS Institutional Money Market Portfolio	767,771	86,719,392	(86,939,187)	547,976
MFS International Growth Fund	1,916,847	101,821	(295,644)	1,723,024
MFS International Value Fund	1,455,526	80,339	(175,065)	1,360,800
MFS Limited Maturity Fund	49,105,422	3,079,385	(2,257,656)	49,927,151
MFS Mid Cap Growth Fund	7,174,595	676,338	(1,413,382)	6,437,551
MFS Mid Cap Value Fund	5,199,733	439,951	(668,835)	4,970,849
MFS New Discovery Fund	1,020,535	100,807	(233,016)	888,326
MFS New Discovery Value Fund	1,957,154	225,136	(319,767)	1,862,523
MFS Research Fund	4,306,955	521,576	(714,110)	4,114,421
MFS Research International Fund	6,739,085	294,830	(937,734)	6,096,181
MFS Total Return Bond Fund	41,291,639	3,093,640	(2,013,503)	42,371,776
MFS Value Fund	4,631,715	530,844	(678,543)	4,484,016

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income		Ending Value
MFS Absolute Return Fund	$(1,604,039)	$1,046,823	$—	$772,678		$—
MFS Commodity Strategy Fund	(2,746,065)	6,511,310	—	924,134		59,440,433
MFS Emerging Markets Debt Fund	(58,725)	(4,610,111)	—	4,127,295		87,039,103
MFS Emerging Markets Debt Local Currency Fund	(972,943)	(1,098,609)	—	3,005,567		56,341,170
MFS Global Bond Fund	(1,941,999)	1,483,280	—	2,577,206	(a)	144,986,630
MFS Global Real Estate Fund	91,105	1,319,372	373,843	865,552		59,392,659
MFS Government Securities Fund	(947,168)	(9,023,614)	—	7,965,238		294,767,865
MFS Growth Fund	18,072,402	14,810,145	4,336,909	—		180,080,026
MFS High Income Fund	(309,891)	(6,201,488)	—	7,492,076		146,567,573
MFS Inflation-Adjusted Bond Fund	(1,238,044)	(5,305,323)	—	7,235,226		294,727,455
MFS Institutional Money Market Portfolio	(908)	—	—	19,970		547,921
MFS International Growth Fund	1,524,169	4,207,472	650,212	889,070		59,030,809
MFS International Value Fund	1,932,839	998,783	603,853	1,065,269		58,636,854
MFS Limited Maturity Fund	(569,021)	(3,908,128)	—	6,379,147		294,070,920
MFS Mid Cap Growth Fund	6,752,592	6,872,855	6,787,586	2,286,918		119,545,320
MFS Mid Cap Value Fund	2,870,092	3,290,923	2,538,097	1,748,936		117,858,840
MFS New Discovery Fund	1,376,629	3,761,058	1,787,307	774,706		30,354,091
MFS New Discovery Value Fund	636,347	2,062,967	816,944	810,860		29,930,754
MFS Research Fund	6,793,579	2,104,543	10,931,975	4,116,832		177,866,419
MFS Research International Fund	2,386,403	6,110,178	—	1,718,764		115,461,670
MFS Total Return Bond Fund	(497,363)	(12,813,984)	—	11,978,006		441,513,911
MFS Value Fund	5,237,258	(2,257,063)	4,678,029	3,509,885		174,114,333
	$36,787,249	$9,361,389	$33,504,755	$70,263,335		$2,942,274,756

Notes to Financial Statements – continued

	MFS Moderate Allocation Fund
Affiliated Issuers	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Absolute Return Fund	6,117,056	185,482	(6,302,538)	—
MFS Commodity Strategy Fund	29,520,904	1,575,669	(3,085,712)	28,010,861
MFS Emerging Markets Debt Fund	11,792,005	683,976	(729,941)	11,746,040
MFS Emerging Markets Debt Local Currency Fund	16,739,266	1,217,155	(2,323,159)	15,633,262
MFS Global Bond Fund	33,648,324	1,113,924	(3,067,796)	31,694,452
MFS Global Real Estate Fund	7,579,515	4,139,848	(581,526)	11,137,837
MFS Government Securities Fund	59,206,467	2,679,771	(2,355,331)	59,530,907
MFS Growth Fund	5,421,964	215,421	(1,236,574)	4,400,811
MFS High Income Fund	85,028,323	4,875,285	(4,543,570)	85,360,038
MFS Inflation-Adjusted Bond Fund	39,061,305	1,627,253	(1,652,236)	39,036,322
MFS Institutional Money Market Portfolio	1,054	123,224,928	(120,591,769)	2,634,213
MFS International Growth Fund	5,759,174	154,860	(912,449)	5,001,585
MFS International New Discovery Fund	1,817,551	46,780	(311,200)	1,553,131
MFS International Value Fund	4,368,877	125,367	(534,271)	3,959,973
MFS Mid Cap Growth Fund	25,094,907	1,915,924	(5,199,940)	21,810,891
MFS Mid Cap Value Fund	18,142,807	857,318	(2,154,408)	16,845,717
MFS New Discovery Fund	3,061,031	262,883	(747,924)	2,575,990
MFS New Discovery Value Fund	5,853,428	439,533	(888,293)	5,404,668
MFS Research Fund	11,473,003	1,127,786	(1,978,805)	10,621,984
MFS Research International Fund	20,244,725	348,737	(2,898,521)	17,694,941
MFS Total Return Bond Fund	43,728,904	1,806,030	(1,982,713)	43,552,221
MFS Value Fund	12,333,618	908,850	(1,635,309)	11,607,159

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income		Ending Value
MFS Absolute Return Fund	$(1,827,757)	$1,287,904	$—	$757,308		$—
MFS Commodity Strategy Fund	(12,074,058)	25,611,799	—	5,452,551		$172,546,907
MFS Emerging Markets Debt Fund	(214,843)	(8,890,033)	—	8,133,142		166,911,229
MFS Emerging Markets Debt Local Currency Fund	(1,833,160)	(2,045,429)	—	5,898,388		105,993,515
MFS Global Bond Fund	(4,515,351)	3,801,964	—	5,062,722	(a)	277,009,511
MFS Global Real Estate Fund	239,362	3,454,739	1,476,569	3,418,666		172,747,848
MFS Government Securities Fund	(1,883,461)	(17,706,699)	—	15,642,172		568,520,163
MFS Growth Fund	49,112,315	37,249,755	11,453,705	—		464,769,667
MFS High Income Fund	(905,852)	(11,887,290)	—	14,768,523		283,395,326
MFS Inflation-Adjusted Bond Fund	(1,630,833)	(7,431,632)	—	9,940,204		398,170,479
MFS Institutional Money Market Portfolio	(662)	—	—	32,561		2,633,949
MFS International Growth Fund	5,376,377	11,588,627	1,930,687	2,639,930		171,354,315
MFS International New Discovery Fund	2,164,586	4,364,355	766,091	853,185		56,844,603
MFS International Value Fund	4,554,001	4,155,179	1,791,739	3,160,844		170,635,214
MFS Mid Cap Growth Fund	21,560,544	25,239,742	23,563,921	7,939,309		405,028,241
MFS Mid Cap Value Fund	6,800,590	14,406,183	8,782,562	6,051,832		399,411,964
MFS New Discovery Fund	3,481,018	11,601,830	5,319,568	2,305,761		88,021,594
MFS New Discovery Value Fund	1,811,936	6,105,186	2,431,381	2,412,120		86,853,009
MFS Research Fund	10,810,156	12,569,727	28,836,069	10,859,268		459,188,361
MFS Research International Fund	6,585,756	18,775,498	—	5,107,759		335,142,185
MFS Total Return Bond Fund	(863,218)	(13,074,294)	—	12,561,712		453,814,143
MFS Value Fund	9,638,054	(1,485,962)	12,327,108	9,243,098		450,705,972
	$96,385,500	$117,691,149	$98,679,400	$132,241,055		$5,689,698,195

Notes to Financial Statements – continued

	MFS Growth Allocation Fund
Affiliated Issuers	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Absolute Return Fund	5,213,504	168,043	(5,381,547)	—
MFS Commodity Strategy Fund	33,359,387	1,964,445	(2,736,870)	32,586,962
MFS Emerging Markets Debt Fund	10,054,591	609,354	(527,101)	10,136,844
MFS Emerging Markets Debt Local Currency Fund	14,298,358	1,046,481	(1,897,012)	13,447,827
MFS Emerging Markets Equity Fund	1,592,705	10,482	(295,861)	1,307,326
MFS Global Bond Fund	11,482,102	434,419	(978,293)	10,938,228
MFS Global Real Estate Fund	9,674,162	3,767,316	(503,199)	12,938,279
MFS Growth Fund	6,436,608	227,104	(1,375,785)	5,287,927
MFS High Income Fund	72,525,766	4,396,783	(2,974,796)	73,947,753
MFS Inflation-Adjusted Bond Fund	23,752,635	1,122,335	(764,922)	24,110,048
MFS Institutional Money Market Portfolio	7,939,564	131,397,013	(130,485,120)	8,851,457
MFS International Growth Fund	8,303,706	203,980	(1,235,346)	7,272,340
MFS International New Discovery Fund	3,136,049	81,915	(517,556)	2,700,408
MFS International Value Fund	6,296,981	175,464	(735,431)	5,737,014
MFS Mid Cap Growth Fund	27,853,381	2,093,776	(5,460,157)	24,487,000
MFS Mid Cap Value Fund	19,932,857	806,681	(1,855,431)	18,884,107
MFS New Discovery Fund	3,506,114	297,052	(798,263)	3,004,903
MFS New Discovery Value Fund	6,661,221	482,332	(848,135)	6,295,418
MFS Research Fund	9,865,286	918,012	(1,513,381)	9,269,917
MFS Research International Fund	20,408,748	291,134	(2,716,455)	17,983,427
MFS Total Return Bond Fund	13,965,104	644,203	(495,037)	14,114,270
MFS Value Fund	14,538,862	951,996	(1,608,440)	13,882,418

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income		Ending Value
MFS Absolute Return Fund	$(1,623,193)	$1,157,653	$—	$651,189		$—
MFS Commodity Strategy Fund	(10,993,614)	26,459,634	—	6,269,146		200,735,688
MFS Emerging Markets Debt Fund	(176,981)	(7,694,885)	—	7,000,659		144,044,558
MFS Emerging Markets Debt Local Currency Fund	(1,483,622)	(1,884,907)	—	5,089,644		91,176,268
MFS Emerging Markets Equity Fund	1,443,994	5,889,629	—	177,467		48,201,111
MFS Global Bond Fund	(1,496,747)	1,245,212	—	1,744,916	(a)	95,600,110
MFS Global Real Estate Fund	189,937	3,815,917	1,914,336	4,432,220		200,672,702
MFS Growth Fund	56,066,790	46,504,699	13,625,674	—		558,458,024
MFS High Income Fund	(684,821)	(10,374,569)	—	12,722,010		245,506,541
MFS Inflation-Adjusted Bond Fund	(821,565)	(4,736,076)	—	6,102,381		245,922,492
MFS Institutional Money Market Portfolio	(911)	(247)	—	141,378		8,850,572
MFS International Growth Fund	6,780,521	17,474,652	2,781,052	3,802,681		249,150,372
MFS International New Discovery Fund	3,258,154	7,960,585	1,325,294	1,475,961		98,834,934
MFS International Value Fund	5,518,062	6,835,170	2,579,757	4,551,003		247,207,915
MFS Mid Cap Growth Fund	19,007,061	32,873,102	26,201,177	8,827,870		454,723,601
MFS Mid Cap Value Fund	5,545,895	17,652,841	9,747,878	6,717,007		447,742,171
MFS New Discovery Fund	3,514,065	13,890,544	6,125,844	2,655,242		102,677,526
MFS New Discovery Value Fund	1,512,250	7,564,901	2,795,098	2,773,388		101,167,360
MFS Research Fund	8,250,098	11,753,223	24,904,638	9,378,745		400,738,508
MFS Research International Fund	5,245,453	20,013,383	—	5,155,779		340,606,115
MFS Total Return Bond Fund	(196,408)	(4,301,946)	—	4,049,620		147,070,688
MFS Value Fund	9,307,541	(269,333)	14,613,425	10,973,754		539,054,281
	$108,161,959	$191,829,182	$106,614,173	$104,692,060		$4,968,141,537

Notes to Financial Statements – continued

	MFS Aggressive Growth Allocation Fund
Affiliated Issuers	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Commodity Strategy Fund	14,005,264	1,656,172	(1,018,144)	14,643,292
MFS Emerging Markets Equity Fund	1,073,682	40,037	(164,872)	948,847
MFS Global Real Estate Fund	5,408,441	698,258	(283,924)	5,822,775
MFS Growth Fund	2,568,291	80,232	(407,981)	2,240,542
MFS Institutional Money Market Portfolio	1,415,557	39,591,726	(40,821,358)	185,925
MFS International Growth Fund	4,501,826	145,656	(471,245)	4,176,237
MFS International New Discovery Fund	2,117,575	73,527	(247,222)	1,943,880
MFS International Value Fund	3,409,462	158,550	(259,953)	3,308,059
MFS Mid Cap Growth Fund	10,449,098	912,362	(1,594,599)	9,766,861
MFS Mid Cap Value Fund	7,368,930	481,966	(308,392)	7,542,504
MFS New Discovery Fund	1,470,344	137,887	(264,509)	1,343,722
MFS New Discovery Value Fund	2,777,438	285,368	(240,480)	2,822,326
MFS Research Fund	3,723,930	339,819	(318,071)	3,745,678
MFS Research International Fund	7,891,190	206,756	(714,333)	7,383,613
MFS Value Fund	5,712,667	501,672	(338,265)	5,876,074

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value
MFS Commodity Strategy Fund	$(4,037,230)	$10,792,893	$—	$2,732,436	$90,202,679
MFS Emerging Markets Equity Fund	716,201	4,266,749	—	123,357	34,983,987
MFS Global Real Estate Fund	(83,694)	1,443,717	1,112,096	2,574,812	90,311,235
MFS Growth Fund	13,511,884	28,513,906	5,602,772	—	236,623,631
MFS Institutional Money Market Portfolio	(82)	—	—	5,750	185,907
MFS International Growth Fund	2,031,149	11,264,205	1,548,321	2,117,101	143,077,871
MFS International New Discovery Fund	1,241,222	6,474,504	920,632	1,025,295	71,146,010
MFS International Value Fund	1,712,429	4,983,956	1,437,090	2,535,201	142,544,285
MFS Mid Cap Growth Fund	3,841,801	16,195,633	10,116,127	3,408,391	181,370,615
MFS Mid Cap Value Fund	203,913	8,419,772	3,777,673	2,603,094	178,832,770
MFS New Discovery Fund	941,144	6,637,266	2,665,202	1,155,229	45,914,983
MFS New Discovery Value Fund	118,055	3,773,675	1,198,101	1,192,760	45,354,783
MFS Research Fund	1,742,074	5,770,553	9,780,266	3,683,114	161,925,652
MFS Research International Fund	916,452	8,838,682	—	2,046,063	139,845,622
MFS Value Fund	1,046,190	1,913,757	6,037,832	4,495,996	228,167,957
	$23,901,508	$119,289,268	$44,196,112	$29,698,599	$1,790,487,987

(a)	Dividend income earned from the MFS Global Bond Fund reflects the impact of a return of capital dividend adjustment which has the effect of reducing dividend income.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund and MFS Aggressive Growth Allocation Fund and the Board of Trustees of MFS Series Trust X:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund and MFS Aggressive Growth Allocation Fund (collectively referred to as the “MFS Asset Allocation Funds”) (four of the funds constituting MFS Series Trust X (the “Trust”)), including the portfolios of investments, as of May 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the MFS Asset Allocation Funds (four of the funds constituting MFS Series Trust X) at May 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the MFS Asset Allocation Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

July 16, 2018

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 56)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 66)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 73)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 60)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 49)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the

Trustees and Officers – continued

purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, MA 02199-7618

Distributor

MFS Fund Distributors, Inc.

111 Huntington Avenue

Boston, MA 02199-7618

Portfolio Manager(s)

Joseph Flaherty

Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900 Independent Registered Public Accounting Firm Ernst & Young LLP 200 Claredon Street Boston, MA 02116

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the funds pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how each fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

Each fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. Each fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Website at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of each fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about each fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

Each fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The funds will notify shareholders of amounts for use in preparing 2018 income tax forms in January 2019. The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds designate the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The funds below designated the following amounts as capital gain dividends paid during the fiscal year:

Capital Gains
MFS Conservative Allocation Fund	$74,065,000
MFS Moderate Allocation Fund	159,003,000
MFS Growth Allocation Fund	167,921,000
MFS Aggressive Growth Allocation Fund	53,479,000

For corporate shareholders, the percentages of the ordinary income dividends paid during the fiscal year that qualify for the corporate dividends received deduction are as follows:

Dividends Received Deductions
MFS Conservative Allocation Fund	15.74%
MFS Moderate Allocation Fund	24.03%
MFS Growth Allocation Fund	32.41%
MFS Aggressive Growth Allocation Fund	45.51%

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

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MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT US

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o DST Asset Manager Solutions, Inc.

30 Dan Road

Canton, MA 02021-2809

Annual Report

May 31, 2018

MFS® Managed Wealth Fund

MGW-ANN

MFS® Managed Wealth Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Rising bond yields, international trade friction and geopolitical uncertainty have contributed to a measurable uptick in market volatility — a departure from the low-volatility environment that prevailed for much of 2017. In recent months, against this backdrop, global markets have given back some of the strong gains recorded during 2017 and early 2018. Global economic growth remains healthy, notwithstanding signs of a modest slowdown over the past few months, particularly in Europe.

Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. Newly enacted U.S. tax reforms have been welcomed by equity markets, while emerging market economies have benefited from the solid macroeconomic backdrop.

Around the world, inflation remains largely subdued, but tight labor markets and solid global demand have investors on the lookout for its potential resurgence. Increased U.S. protectionism is also a growing concern, as investors fear that trade disputes could disrupt the synchronized rise in global growth.

As a global investment manager, MFS® strives to create long-term value and protect capital for clients through an active approach and an investment platform built on nearly a century of expertise. To make that long-term value meaningful for clients, we work to align with you on our beliefs, your needs and the time it takes to deliver on your desired outcomes.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

July 16, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

		Active Security Selection (a)	Derivative Overlay Positions (b)	Net Market Exposure (c)
Strategic Allocation	MFS Growth Fund	30.0%
	MFS Institutional International Equity Fund	29.5%
	MFS Value Fund	29.5%
Market Exposure Overlay	Mini MSCI EAFE Index Future DEC 15 17		(22.4)%
	Russell 1000 Mini Value Index Future DEC 15 17		(22.9)%
	Russell 1000 Mini Growth Index Future DEC 15 17		(23.3)%
Net Equity Exposure				20.4%
	Standard & Poors Index Option 2425.00 PUT JUN 15 18		(0.2)%
	Standard & Poors Index Option 2350.00 PUT SEP 21 18		(0.3)%
Standard & Poors Index Option PUT(s)				(0.5)%
	Russell 2000 Index Option 1350.00 PUT JUN 15 18		(0.1)%
	Russell 2000 Index Option 1300.00 PUT SEP 21 18		(0.2)%
	Russell 2000 Index Option 1350.00 PUT DEC 21 18		(0.6)%
Russell 2000 Index Option PUT(s)				(0.9)%
Downside Hedge(s)				(1.4)%
Net Equivalent Equity Exposure		89.0%	(70.0)%	19.0%
Limited Maturity U.S. Treasury Notes				2.4%
Cash	Cash & Cash Equivalents (d)			8.6%
	Other (e)			70.0%
Total Net Exposure Summary				100.0%

2

Portfolio Composition – continued

Top ten holdings (c)(i)
Amazon.com Inc	1.8%
Microsoft Corp.	1.7%
Nestle S.A.	1.4%
JPMorgan Chase & Co.	1.4%
Facebook, Inc., “A”	1.4%
Visa, Inc., “A”	1.3%
Adobe Systems, Inc.	1.3%
Mini MSCI EAFE Index Future JUN 2018	(22.4)%
Russell 1000 Mini Value Index Future JUN 2018	(22.9)%
Russell 1000 Mini Growth Index Future JUN 2018	(23.3)%

(a)	Represents the actively managed portion of the portfolio and for purposes of this presentation, components include the value of securities, less any securities sold short. The bond component will include any accrued interest amounts. This also reflects the equivalent exposure of certain derivative positions. These amounts may be negative from time to time.
(b)	Represents the tactical overlay portion of the portfolio which is how the fund manages its exposure to markets and currencies through the use of derivative positions. Percentages reflect the equivalent exposure of those derivative positions.
(c)	For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of all derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts.
(d)	Cash & Cash Equivalents includes any cash, investments in money market funds, short term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
(e)	Other includes currency derivatives and/or the offsetting of the leverage produced by the fund’s derivative positions, including payables and/or receivables of the finance leg of interest rate swaps and the unrealized gain or loss in connection with forward currency exchange contracts.
(i)	For purposes of this presentation, the components include a look-through to the individual holdings within the underlying affiliated funds.

Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The value of derivatives may be different.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Percentages are based on net assets as of May 31, 2018.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

The fund’s investment objective is to seek total return. MFS seeks to achieve the fund’s objective by generating returns from (1) a strategic allocation to three MFS equity funds, referred to as underlying funds, and (2) a tactical asset allocation overlay primarily using derivative instruments to seek to decrease the volatility of the fund’s returns by reducing the fund’s exposure to the equity and/or currency markets as represented by the underlying funds and also to potentially expose the fund to asset classes and/or markets in which the underlying funds have little or no exposure. In addition, MFS may seek to limit the fund’s exposure to certain extreme market events. It is expected that the fund will generally have lower volatility than the overall equity market and will generally underperform the equity markets during periods of rising equity markets.

A committee of portfolio managers (“committee”) is responsible for selecting the underlying funds, determining the target strategic allocations to the underlying funds, and determining the fund’s tactical allocation overlay.

For the twelve months ended May 31, 2018, Class A shares of the MFS Managed Wealth Fund (“fund”) provided a total return of 3.08%, at net asset value. This compares with a return of 1.21% for the fund’s benchmark, the BofA Merrill Lynch 0-3 Month US Treasury Bill Index. The fund’s other benchmark, the Standard & Poor’s 500 Stock Index, generated a return of 14.38%.

Market Environment

Despite continued solid global economic growth, financial markets were buffeted by increased volatility late in the reporting period. The increase in volatility dented what appeared to have been high levels of investor confidence, leading to a correction in elevated valuations. Valuations are now more in line with long-term averages after the recent bout of market weakness. So far, the rise in volatility has not disrupted the synchronized upturn in growth, though developed markets showed signs of a modest slowdown in the expansion’s pace in early 2018.

During the period, the US Federal Reserve raised rates by 75 basis points, bringing the total number of hikes to six since the central bank began to normalize monetary policy in late 2015. The growth rate in the US, eurozone and Japan remains above potential, though inflation remains contained, particularly outside the US. In the middle of the period, the European Central Bank announced that it was extending its asset purchase program until the end of September 2018, but cut its pace of asset purchases in half as economic conditions improved. Both the Bank of England (“BOE”) and the Bank of Canada raised rates during the period, the BOE for the first time in a decade. The European political backdrop became a bit more volatile late in the period, spurred by a chaotic process which resulted in the formation of an anti-establishment coalition government in Italy.

Bond yields rose in most developed economies during the period, but they remain low by historic standards. Credit spreads remained relatively tight, but widened modestly late in the period as market volatility increased. Increasing concern over growing global trade friction risks appeared to have weighed on business sentiment during the

4

Management Review – continued

period’s second half. International trade negotiations took a number of unpredictable swings late in the period, with investors largely taking a wait-and-see approach.

Factors Affecting Performance

During the reporting period, the fund’s short positions in futures contracts on the Russell 1000® Growth Index, Russell 1000® Value Index and MSCI EAFE Index were the most notable detractors from absolute performance.

During the period, the committee determined to have an exposure to the equity market of approximately 20%, compared to the fund’s neutral equity market exposure of 50%. This was accomplished mostly via investments in the futures market and resulted in the fund having a lower return than the large cap US equity market. However, the setting of the fund’s equity exposure at approximately 20% reflects the committee’s ongoing long-term views of the equity markets and is consistent with its objectives such as reducing volatility.

Conversely, the fund’s allocation to large cap growth equities, represented by the MFS Growth Fund, was the top contributor to absolute performance. Additionally, the fund’s allocation to the international equity and large cap value segments, represented by the MFS Institutional International Equity Fund and MFS Value Fund respectively, further supported absolute returns.
Respectfully,

Portfolio Manager(s)

William Adams, Robert Almeida, Mike Roberge, Jim Swanson, and Barnaby Wiener

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 5/31/18

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 5/31/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	Life (t)
A	6/27/14	3.08%	2.29%
B	6/27/14	2.10%	1.38%
C	6/27/14	2.22%	1.40%
I	6/27/14	3.12%	2.40%
R1	6/27/14	2.10%	1.38%
R2	6/27/14	2.66%	1.91%
R3	6/27/14	2.90%	2.15%
R4	6/27/14	3.15%	2.40%
R6	10/02/17	N/A	2.80%
Comparative benchmark(s)
BofA Merrill Lynch 0-3 Month U.S. Treasury Bill Index (f)		1.21%	0.43%
Standard & Poor’s 500 Stock Index (f)		14.38%	10.86%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(2.84)%	0.76%
B With CDSC (Declining over six years from 4% to 0%) (v)		(1.90)%	0.64%
C With CDSC (1% for 12 months) (v)		1.22%	1.40%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4 and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

BofA Merrill Lynch 0-3 Month U.S. Treasury Bill Index – tracks the performance of U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class

7

Performance Summary – continued

has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2017 through May 31, 2018

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expenses and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary. If these transactional and indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2017 through May 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/17	Ending Account Value 5/31/18	Expenses Paid During Period (p) 12/01/17-5/31/18
A	Actual	0.72%	$1,000.00	$1,019.78	$3.63
	Hypothetical (h)	0.72%	$1,000.00	$1,021.34	$3.63
B	Actual	1.63%	$1,000.00	$1,014.94	$8.19
	Hypothetical (h)	1.63%	$1,000.00	$1,016.80	$8.20
C	Actual	1.63%	$1,000.00	$1,016.02	$8.19
	Hypothetical (h)	1.63%	$1,000.00	$1,016.80	$8.20
I	Actual	0.63%	$1,000.00	$1,020.17	$3.17
	Hypothetical (h)	0.63%	$1,000.00	$1,021.79	$3.18
R1	Actual	1.63%	$1,000.00	$1,014.94	$8.19
	Hypothetical (h)	1.63%	$1,000.00	$1,016.80	$8.20
R2	Actual	1.13%	$1,000.00	$1,018.56	$5.69
	Hypothetical (h)	1.13%	$1,000.00	$1,019.30	$5.69
R3	Actual	0.88%	$1,000.00	$1,018.99	$4.43
	Hypothetical (h)	0.88%	$1,000.00	$1,020.54	$4.43
R4	Actual	0.63%	$1,000.00	$1,020.47	$3.17
	Hypothetical (h)	0.63%	$1,000.00	$1,021.79	$3.18
R6	Actual	0.63%	$1,000.00	$1,020.99	$3.17
	Hypothetical (h)	0.63%	$1,000.00	$1,021.79	$3.18

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class A shares, this rebate reduced the expense ratio above by 0.16%. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

5/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 2.4%
Issuer	Shares/Par	Value ($)
U.S. Treasury Obligations - 2.4%
U.S. Treasury Notes, 1.625%, 3/31/2019 (f)	$150,000	$149,238
U.S. Treasury Notes, 1.625%, 6/30/2019 (f)	150,000	148,939
U.S. Treasury Notes, 1.75%, 9/30/2019 (f)	150,000	148,846
U.S. Treasury Notes, 1.875%, 12/31/2019 (f)	150,000	148,834

Total Bonds (Identified Cost, $596,621)		$595,857

Investment Companies (h) - 96.7%
International Stock Funds - 29.5%
MFS Institutional International Equity Fund	289,376	$7,344,355

U.S. Stock Funds - 59.5%
MFS Growth Fund - Class R6	70,597	$7,455,716
MFS Value Fund - Class R6	188,919	7,335,748

		$14,791,464
Money Market Funds - 7.8%
MFS Institutional Money Market Portfolio, 1.82% (v)	1,943,232	$1,943,038
Total Investment Companies (Identified Cost, $19,025,553)		$24,078,857

Underlying/Expiration Date/Exercise Price	Put/ Call	Counterparty	Notional Amount	Par Amount/ Number of Contracts
Purchased Options - 0.1%
Market Index Securities - 0.1%
Russell 2000 Index - June 2018 @ $1,350	Put	Exchange traded	$1,470,249	9	$360
Russell 2000 Index - September 2018 @ $1,300	Put	Exchange traded	816,805	5	2,600
Russell 2000 Index - December 2018 @ $1,350	Put	Exchange traded	1,470,249	9	13,320
S&P 500 Index - June 2018 @ $2,245	Put	Exchange traded	2,164,216	8	1,120
S&P 500 Index - September 2018 @ $2,350	Put	Exchange traded	811,581	3	5,250
Total Purchased Options (Premiums Paid, $61,152)					$22,650

Other Assets, Less Liabilities - 0.7%					189,464
Net Assets - 100.0%					$24,886,828

11

Portfolio of Investments – continued

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $24,078,857 and $618,507, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

Derivative Contracts at 5/31/18

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Asset Derivatives
Equity Futures
Mini MSCI EAFE Index	Short	USD	56	$5,563,600	June - 2018	$124,787
Russell 1000 Mini Growth Index	Short	USD	81	5,788,260	June - 2018	95,358
Russell 1000 Mini Value Index	Short	USD	96	5,698,080	June - 2018	220,483

						$440,628

At May 31, 2018, the fund had cash collateral of $132,920 and other liquid securities with an aggregate value of $595,858 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

12

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/18

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $657,773)	$618,507
Investments in affiliated issuers, at value (identified cost, $19,025,553)	24,078,857
Deposits with brokers for futures contracts	132,920
Receivables for
Daily variation margin on open futures contracts	109,105
Fund shares sold	67,429
Interest	3,062
Receivable from investment adviser	22,732
Receivable from distributor	1,291
Other assets	127
Total assets	$25,034,030
Liabilities
Payables for
Investments purchased	$67,004
Payable to affiliates
Shareholder servicing costs	3,387
Payable for independent Trustees’ compensation	4
Accrued expenses and other liabilities	76,807
Total liabilities	$147,202
Net assets	$24,886,828
Net assets consist of
Paid-in capital	$24,899,347
Unrealized appreciation (depreciation)	5,454,666
Accumulated net realized gain (loss)	(5,590,873)
Undistributed net investment income	123,688
Net assets	$24,886,828
Shares of beneficial interest outstanding	2,398,093

13

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$4,697,932	452,971	$10.37
Class B	88,774	8,711	10.19
Class C	905,002	89,201	10.15
Class I	14,632,109	1,407,932	10.39
Class R1	52,862	5,187	10.19
Class R2	53,633	5,194	10.33
Class R3	53,967	5,203	10.37
Class R4	54,323	5,228	10.39
Class R6	4,348,226	418,466	10.39

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $11.00 [100 / 94.25 x $10.37]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

14

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/18

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends from affiliated issuers	$293,231
Interest	7,408
Other	52
Total investment income	$300,691
Expenses
Management fee	$83,610
Distribution and service fees	26,440
Shareholder servicing costs	8,009
Administrative services fee	17,500
Independent Trustees’ compensation	2,041
Custodian fee	38,916
Shareholder communications	10,766
Audit and tax fees	47,904
Legal fees	810
Registration fees	128,204
Miscellaneous	16,366
Total expenses	$380,566
Reduction of expenses by investment adviser and distributor	(206,787)
Net expenses	$173,779
Net investment income (loss)	$126,912
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(160,800)
Affiliated issuers	608,927
Capital gain distributions from underlying affiliated funds	362,134
Written options	10,114
Futures contracts	(2,499,367)
Net realized gain (loss)	$(1,678,992)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$10,216
Affiliated issuers	1,270,544
Futures contracts	1,004,643
Net unrealized gain (loss)	$2,285,403
Net realized and unrealized gain (loss)	$606,411
Change in net assets from operations	$733,323

See Notes to Financial Statements

15

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	5/31/18	5/31/17
Change in net assets
From operations
Net investment income (loss)	$126,912	$293,090
Net realized gain (loss)	(1,678,992)	(3,603,192)
Net unrealized gain (loss)	2,285,403	4,950,262
Change in net assets from operations	$733,323	$1,640,160
Distributions declared to shareholders
From net investment income	$(195,007)	$—
From net realized gain	—	(1,400,104)
Total distributions declared to shareholders	$(195,007)	$(1,400,104)
Change in net assets from fund share transactions	$400,564	$(37,255,243)
Total change in net assets	$938,880	$(37,015,187)
Net assets
At beginning of period	23,947,948	60,963,135
At end of period (including undistributed net investment income of $123,688 and $191,783, respectively)	$24,886,828	$23,947,948

See Notes to Financial Statements

16

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	5/31/18	5/31/17	5/31/16	5/31/15 (c)
Net asset value, beginning of period	$10.14	$10.00	$10.17	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.05	$0.02	$0.05
Net realized and unrealized gain (loss)	0.27	0.34	(0.08)	0.19
Total from investment operations	$0.31	$0.39	$(0.06)	$0.24
Less distributions declared to shareholders
From net investment income	$(0.08)	$—	$(0.05)	$(0.07)
From net realized gain	—	(0.25)	(0.06)	—
From tax return of capital	—	—	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.08)	$(0.25)	$(0.11)	$(0.07)
Net asset value, end of period (x)	$10.37	$10.14	$10.00	$10.17
Total return (%) (r)(s)(t)(x)	3.08	4.09	(0.59)	2.46	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.73	1.14	0.99	1.35	(a)
Expenses after expense reductions (f)(h)	0.75	0.83	0.83	0.73	(a)
Net investment income (loss)	0.41	0.48	0.20	0.51	(a)
Portfolio turnover	18	5	26	0	(n)(u)
Net assets at end of period (000 omitted)	$4,698	$4,842	$6,319	$2,418

See Notes to Financial Statements

17

Financial Highlights – continued

Class B	Year ended
	5/31/18	5/31/17	5/31/16	5/31/15 (c)
Net asset value, beginning of period	$9.98	$9.92	$10.13	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.04)	$(0.04)	$(0.07)	$(0.04)
Net realized and unrealized gain (loss)	0.25	0.35	(0.08)	0.19
Total from investment operations	$0.21	$0.31	$(0.15)	$0.15
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$(0.02)
From net realized gain	—	(0.25)	(0.06)	—
From tax return of capital	—	—	—	(0.00	)(w)
Total distributions declared to shareholders	$—	$(0.25)	$(0.06)	$(0.02)
Net asset value, end of period (x)	$10.19	$9.98	$9.92	$10.13
Total return (%) (r)(s)(t)(x)	2.10	3.30	(1.48)	1.55	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	2.49	1.90	1.74	2.21	(a)
Expenses after expense reductions (f)(h)	1.64	1.66	1.66	1.66	(a)
Net investment income (loss)	(0.42)	(0.42)	(0.71)	(0.43	)(a)
Portfolio turnover	18	5	26	0	(n)(u)
Net assets at end of period (000 omitted)	$89	$62	$68	$111

Class C	Year ended
	5/31/18	5/31/17	5/31/16	5/31/15 (c)
Net asset value, beginning of period	$9.93	$9.88	$10.09	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.04)	$(0.03)	$(0.06)	$(0.08)
Net realized and unrealized gain (loss)	0.26	0.33	(0.08)	0.23	(g)
Total from investment operations	$0.22	$0.30	$(0.14)	$0.15
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.01)	$(0.06)
From net realized gain	—	(0.25)	(0.06)	—
From tax return of capital	—	—	—	(0.00	)(w)
Total distributions declared to shareholders	$—	$(0.25)	$(0.07)	$(0.06)
Net asset value, end of period (x)	$10.15	$9.93	$9.88	$10.09
Total return (%) (r)(s)(t)(x)	2.22	3.22	(1.40)	1.53	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	2.47	1.87	1.74	2.05	(a)
Expenses after expense reductions (f)(h)	1.65	1.66	1.66	1.66	(a)
Net investment income (loss)	(0.40)	(0.28)	(0.60)	(0.90	)(a)
Portfolio turnover	18	5	26	0	(n)(u)
Net assets at end of period (000 omitted)	$905	$1,668	$3,618	$960

See Notes to Financial Statements

18

Financial Highlights – continued

Class I	Year ended
	5/31/18	5/31/17	5/31/16	5/31/15 (c)
Net asset value, beginning of period	$10.17	$10.01	$10.17	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$0.06	$0.05	$0.05
Net realized and unrealized gain (loss)	0.24	0.35	(0.09)	0.20
Total from investment operations	$0.32	$0.41	$(0.04)	$0.25
Less distributions declared to shareholders
From net investment income	$(0.10)	$—	$(0.06)	$(0.08)
From net realized gain	—	(0.25)	(0.06)	—
From tax return of capital	—	—	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.10)	$(0.25)	$(0.12)	$(0.08)
Net asset value, end of period (x)	$10.39	$10.17	$10.01	$10.17
Total return (%) (r)(s)(t)(x)	3.12	4.28	(0.41)	2.47	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.48	0.87	0.74	1.17	(a)
Expenses after expense reductions (f)(h)	0.65	0.66	0.66	0.66	(a)
Net investment income (loss)	0.73	0.65	0.51	0.59	(a)
Portfolio turnover	18	5	26	0	(n)(u)
Net assets at end of period (000 omitted)	$14,632	$17,167	$50,757	$32,990

Class R1	Year ended
	5/31/18	5/31/17	5/31/16	5/31/15 (c)
Net asset value, beginning of period	$9.98	$9.92	$10.13	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.04)	$(0.04)	$(0.07)	$(0.04)
Net realized and unrealized gain (loss)	0.25	0.35	(0.08)	0.19
Total from investment operations	$0.21	$0.31	$(0.15)	$0.15
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$(0.02)
From net realized gain	—	(0.25)	(0.06)	—
From tax return of capital	—	—	—	(0.00	)(w)
Total distributions declared to shareholders	$—	$(0.25)	$(0.06)	$(0.02)
Net asset value, end of period (x)	$10.19	$9.98	$9.92	$10.13
Total return (%) (r)(s)(t)(x)	2.10	3.30	(1.48)	1.55	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	2.48	1.90	1.74	2.22	(a)
Expenses after expense reductions (f)(h)	1.65	1.66	1.66	1.66	(a)
Net investment income (loss)	(0.36)	(0.42)	(0.71)	(0.40	)(a)
Portfolio turnover	18	5	26	0	(n)(u)
Net assets at end of period (000 omitted)	$53	$52	$50	$102

See Notes to Financial Statements

19

Financial Highlights – continued

Class R2	Year ended
	5/31/18	5/31/17	5/31/16	5/31/15 (c)
Net asset value, beginning of period	$10.11	$10.00	$10.15	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.01	$0.01	$(0.02)	$0.01
Net realized and unrealized gain (loss)	0.26	0.35	(0.07)	0.19
Total from investment operations	$0.27	$0.36	$(0.09)	$0.20
Less distributions declared to shareholders
From net investment income	$(0.05)	$—	$—	$(0.05)
From net realized gain	—	(0.25)	(0.06)	—
From tax return of capital	—	—	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.05)	$(0.25)	$(0.06)	$(0.05)
Net asset value, end of period (x)	$10.33	$10.11	$10.00	$10.15
Total return (%) (r)(s)(t)(x)	2.66	3.78	(0.89)	2.01	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.98	1.40	1.24	1.72	(a)
Expenses after expense reductions (f)(h)	1.15	1.16	1.16	1.16	(a)
Net investment income (loss)	0.13	0.08	(0.22)	0.10	(a)
Portfolio turnover	18	5	26	0	(n)(u)
Net assets at end of period (000 omitted)	$54	$52	$50	$102

Class R3	Year ended
	5/31/18	5/31/17	5/31/16	5/31/15 (c)
Net asset value, beginning of period	$10.15	$10.01	$10.16	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.03	$0.00 (w)	$0.03
Net realized and unrealized gain (loss)	0.25	0.36	(0.07)	0.19
Total from investment operations	$0.29	$0.39	$(0.07)	$0.22
Less distributions declared to shareholders
From net investment income	$(0.07)	$—	$(0.02)	$(0.06)
From net realized gain	—	(0.25)	(0.06)	—
From tax return of capital	—	—	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.07)	$(0.25)	$(0.08)	$(0.06)
Net asset value, end of period (x)	$10.37	$10.15	$10.01	$10.16
Total return (%) (r)(s)(t)(x)	2.90	4.08	(0.74)	2.24	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.73	1.15	0.99	1.47	(a)
Expenses after expense reductions (f)(h)	0.90	0.91	0.91	0.91	(a)
Net investment income (loss)	0.38	0.33	0.03	0.35	(a)
Portfolio turnover	18	5	26	0	(n)(u)
Net assets at end of period (000 omitted)	$54	$52	$50	$102

See Notes to Financial Statements

20

Financial Highlights – continued

Class R4	Year ended
	5/31/18	5/31/17	5/31/16	5/31/15 (c)
Net asset value, beginning of period	$10.17	$10.00	$10.17	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.06	$0.03	$0.06
Net realized and unrealized gain (loss)	0.25	0.36	(0.08)	0.19
Total from investment operations	$0.32	$0.42	$(0.05)	$0.25
Less distributions declared to shareholders
From net investment income	$(0.10)	$—	$(0.06)	$(0.08)
From net realized gain	—	(0.25)	(0.06)	—
From tax return of capital	—	—	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.10)	$(0.25)	$(0.12)	$(0.08)
Net asset value, end of period (x)	$10.39	$10.17	$10.00	$10.17
Total return (%) (r)(s)(t)(x)	3.15	4.39	(0.51)	2.47	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.48	0.90	0.74	1.22	(a)
Expenses after expense reductions (f)(h)	0.65	0.66	0.66	0.66	(a)
Net investment income (loss)	0.64	0.58	0.28	0.60	(a)
Portfolio turnover	18	5	26	0	(n)(u)
Net assets at end of period (000 omitted)	$54	$53	$50	$102

Class R6	5/31/18 (i)
Net asset value, beginning of period	$10.21
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)
Net realized and unrealized gain (loss)	0.29
Total from investment operations	$0.28
Less distributions declared to shareholders
From net investment income	$(0.10)
Net asset value, end of period (x)	$10.39
Total return (%) (r)(s)(t)(x)	2.80	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.53	(a)
Expenses after expense reductions (f)(h)	0.64	(a)
Net investment income (loss)	(0.17	)(a)(l)
Portfolio turnover	18
Net assets at end of period (000 omitted)	$4,348

See Notes to Financial Statements

21

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, June 27, 2014, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(i)	For the period from the inception of Class R6, October 2, 2017, through the stated period end.
(l)	Recognition of net investment income by the fund may be affected by the timing of the declaration of dividends by companies in which the fund invests and the actual annual net investment income ratio may differ.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(u)	Portfolio turnover is less than 1%.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

22

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Managed Wealth Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in derivatives as part of its principal investment strategy. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicators on which the derivative is based. Derivatives can involve leverage. The fund is a “fund of funds”, which invests the majority of its assets in other MFS mutual funds (underlying funds), which may have different fiscal year ends than the fund. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. Certain underlying funds can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets.

The accounting policies of the underlying funds in which the fund invests are outlined in the underlying funds’ shareholder reports, which are available without charge by calling 1-800-225-2606, at mfs.com and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov or at the SEC’s public reference room in Washington, D.C. The underlying funds’ shareholder reports are not covered by this report.

The investment objective of each of the International and U.S. Stock funds held by the fund as of May 31, 2018 was to seek capital appreciation.

23

Notes to Financial Statements – continued

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Open-end investment companies (underlying funds) are generally valued at their net asset value per share. The investments of underlying funds managed by the adviser are valued as described below. For purposes of this policy disclosure, “fund” also refers to the underlying funds in which the fund-of-funds invests.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

24

Notes to Financial Statements – continued

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining

25

Notes to Financial Statements – continued

the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts. The following is a summary of the levels used as of May 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$6,730	$15,920	$—	$22,650
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	595,857	—	595,857
Mutual Funds	24,078,857	—	—	24,078,857
Total	$24,085,587	$611,777	$—	$24,697,364

Other Financial Instruments
Futures Contracts – Assets	$440,628	$—	$—	$440,628

For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the underlying funds’ shareholder reports for further information regarding the levels used in valuing the underlying funds’ assets or liabilities.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the underlying funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were written options, purchased options, and futures contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end purchased options and futures, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of purchased options and futures held during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at May 31, 2018 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Equity	Equity Futures	$440,628	$—
Equity	Purchased Equity Options	22,650	—
Total		$463,278	$—

(a)	The value of purchased options outstanding is included in investments in unaffiliated issuers, at value, within the fund’s Statement of Assets and Liabilities. Values presented in this table for

26

Notes to Financial Statements – continued

futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended May 31, 2018 as reported in the Statement of Operations:

Risk	Futures Contracts	Investments (Purchased Options)	Written Options
Equity	$(2,499,367)	$(160,800)	$10,114

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended May 31, 2018 as reported in the Statement of Operations:

Risk	Futures Contracts	Investments (Purchased Options)
Equity	$1,004,643	$10,980

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives.

27

Notes to Financial Statements – continued

Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

The following table presents the fund’s derivative assets and liabilities (by type) on a gross basis as of May 31, 2018:

Gross Amounts of:	Derivative Assets
Future Contracts (a)	$109,105
Purchased Options	22,650
Total Gross Amount of Derivative Assets and Liabilities Presented in the Statement of Assets and Liabilities	$131,755
Less: Derivatives Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	131,755
Total Gross Amount of Derivative Assets and Liabilities Subject to a Master Netting Agreement or Similar Arrangement	$—

(a)	The amount presented here represents the fund’s current day net variation margin for futures contracts. This amount, which is recognized within the fund’s Statement of Assets and Liabilities, differs from the fair value of the futures contracts which is presented in the tables that follow the fund’s Portfolio of Investments.

Written Options – In exchange for a premium, the fund wrote call options on securities for which it anticipated the price would decline and also wrote put options on securities for which it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker or directly with the clearing broker, based on the type of option. For uncleared options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the

28

Notes to Financial Statements – continued

market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

Purchased Options – The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to

29

Notes to Financial Statements – continued

counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income by the fund is affected by the timing of the declaration of distributions by the underlying funds in which the fund invests. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

The fund and/or the underlying funds may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and derivative transactions.

30

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended	Year ended
	5/31/18	5/31/17
Ordinary income (including any short-term capital gains)	$195,007	$4,747
Long-term capital gains	—	1,395,357
Total distributions	$195,007	$1,400,104

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/18
Cost of investments	$20,911,427
Gross appreciation	4,265,831
Gross depreciation	(39,266)
Net unrealized appreciation (depreciation)	$4,226,565
Undistributed ordinary income	123,688
Capital loss carryforwards	(4,362,772)

As of May 31, 2018, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(3,770,178)
Long-Term	(592,594)
Total	$(4,362,772)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Effective April 23, 2018, Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s

31

Notes to Financial Statements – continued

distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain
	Year ended 5/31/18 (i)	Year ended 5/31/17	Year ended 5/31/18 (i)	Year ended 5/31/17
Class A	$32,337	$—	$—	$160,265
Class B	—	—	—	1,757
Class C	—	—	—	93,309
Class I	161,027	—	—	1,139,634
Class R1	—	—	—	1,287
Class R2	249	—	—	1,283
Class R3	378	—	—	1,283
Class R4	509	—	—	1,286
Class R6	507	—	—	—
Total	$195,007	$—	$—	$1,400,104

(i)	For Class R6, the period is from the class inception, October 2, 2017, through the stated period end.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.35% of the fund’s average daily net assets.

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended May 31, 2018, this management fee reduction amounted to $2,061, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2018 was equivalent to an annual effective rate of 0.34% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as fees and expenses associated with investments in investment companies and other similar investment vehicles), such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6
0.91%	1.66%	1.66%	0.66%	1.66%	1.16%	0.91%	0.66%	0.63%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2018. For the year ended May 31, 2018, this reduction amounted to $197,835, which is included in the reduction of total expenses in the Statement of Operations.

32

Notes to Financial Statements – continued

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $903 for the year ended May 31, 2018, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.11%	$12,054
Class B	0.75%	0.25%	1.00%	1.00%	659
Class C	0.75%	0.25%	1.00%	1.00%	12,805
Class R1	0.75%	0.25%	1.00%	1.00%	523
Class R2	0.25%	0.25%	0.50%	0.50%	266
Class R3	—	0.25%	0.25%	0.25%	133
Total Distribution and Service Fees					$26,440

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2018 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended May 31, 2018, this rebate amounted to $6,891 for Class A and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2018, were as follows:

Amount
Class A	$2
Class B	—
Class C	37

33

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended May 31, 2018, the fee was $1,368, which equated to 0.0057% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2018, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $6,641.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2018 was equivalent to an annual effective rate of 0.0733% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended May 31, 2018, the fee paid by the fund under this agreement was $39 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

MFS purchased the following shares of the fund for the amounts and dates noted below:

Date	Share Class	Shares	Amount
9/29/17	R6	4,897	$50,000

34

Notes to Financial Statements – continued

MFS redeemed the following shares of the fund for the amounts and dates noted below:

Date	Share Class	Shares	Amount
6/07/16	I	299,103	$3,000,000
6/08/16	I	298,805	3,000,000
5/10/17	I	994,036	10,000,000
5/17/17	I	991,080	10,000,000
3/14/18	I	96,061	1,000,000

At May 31, 2018, MFS held approximately 60%, 100%, 100%, 100%, and 100% of the outstanding shares of Class B, Class R1, Class R2, Class R3, and Class R4, respectively.

(4) Portfolio Securities

For the year ended May 31, 2018, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$446,925	$—
Non-U.S. Government securities	$3,422,951	$5,350,031

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/18 (i)		Year ended 5/31/17
	Shares	Amount	Shares	Amount
Shares sold
Class A	292,240	$2,993,713	111,165	$1,112,580
Class B	2,538	25,878	61	600
Class C	7,776	78,788	10,686	105,144
Class I	509,161	5,243,124	430,314	4,285,082
Class R6	420,190	4,280,130	—	—
	1,231,905	$12,621,633	552,226	$5,503,406

Shares issued to shareholders in reinvestment of distributions
Class A	3,183	$32,337	16,660	$160,265
Class B	—	—	185	1,757
Class C	—	—	9,874	93,309
Class I	12,049	122,540	109,711	1,057,610
Class R1	—	—	136	1,287
Class R2	25	249	134	1,283
Class R3	37	378	133	1,282
Class R4	50	509	133	1,286
Class R6	50	507	—	—
	15,394	$156,520	136,966	$1,318,079

35

Notes to Financial Statements – continued

	Year ended 5/31/18 (i)		Year ended 5/31/17
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(319,744)	$(3,287,534)	(282,450)	$(2,771,199)
Class B	—	—	(951)	(9,440)
Class C	(86,575)	(868,256)	(218,905)	(2,102,861)
Class I	(801,868)	(8,203,371)	(3,924,006)	(39,193,228)
Class R6	(1,774)	(18,428)	—	—
	(1,209,961)	$(12,377,589)	(4,426,312)	$(44,076,728)

Net change
Class A	(24,321)	$(261,484)	(154,625)	$(1,498,354)
Class B	2,538	25,878	(705)	(7,083)
Class C	(78,799)	(789,468)	(198,345)	(1,904,408)
Class I	(280,658)	(2,837,707)	(3,383,981)	(33,850,536)
Class R1	—	—	136	1,287
Class R2	25	249	134	1,283
Class R3	37	378	133	1,282
Class R4	50	509	133	1,286
Class R6	418,466	4,262,209	—	—
	37,338	$400,564	(3,737,120)	$(37,255,243)

(i)	For Class R6, the period is from the class inception, October 2, 2017, through the stated period end.

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended May 31, 2018, the fund’s commitment fee and interest expense were $160 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

36

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Growth Fund		82,405	11,843	(23,651)	70,597
MFS Institutional International Equity Fund		298,430	49,372	(58,426)	289,376
MFS Institutional Money Market Portfolio		1,756,339	16,863,918	(16,677,025)	1,943,232
MFS Value Fund		186,867	41,100	(39,048)	188,919

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value
MFS Growth Fund	$84,039	$928,552	$175,095	$—	$7,455,716
MFS Institutional International Equity Fund	117,307	320,364	—	129,403	7,344,355
MFS Institutional Money Market Portfolio	(116)	29	—	22,052	1,943,038
MFS Value Fund	407,697	21,599	187,039	141,776	7,335,748
	$608,927	$1,270,544	$362,134	$293,231	$24,078,857

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Managed Wealth Fund and the Board of Trustees of MFS Series Trust X:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Managed Wealth Fund (the “Fund”) (one of the funds constituting the MFS Series Trust X (the “Trust”)), including the portfolio of investments, as of May 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from June 27, 2014 (commencement of operations) through May 31, 2015 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the MFS Series Trust X) at May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from June 27, 2014 (commencement of operations) through May 31, 2015, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by

38

Report of Independent Registered Public Accounting Firm – continued

management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

July 16, 2018

39

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 56)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 66)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A
Michael Hegarty (age 73)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)
Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 60)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head –Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 49)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

44

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
William Adams
Robert Almeida
Mike Roberge
Jim Swanson
Barnaby Wiener

45

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

46

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2018 income tax forms in January 2019. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

47

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

48

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

49

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o DST Asset Manager Solutions, Inc.

30 Dan Road

Canton, MA 02021-2809

Annual Report

May 31, 2018

MFS® Blended Research® Growth Equity Fund

BRW-ANN

MFS® Blended Research® Growth Equity Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Rising bond yields, international trade friction and geopolitical uncertainty have contributed to a measurable uptick in market volatility — a departure from the low-volatility environment that prevailed for much of 2017. In recent months, against this backdrop, global markets have given back some of the strong gains recorded during 2017 and early 2018. Global economic growth remains healthy, notwithstanding signs of a modest slowdown over the past few months, particularly in Europe.

Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. Newly enacted U.S. tax reforms have been welcomed by equity markets, while emerging market economies have benefited from the solid macroeconomic backdrop.

Around the world, inflation remains largely subdued, but tight labor markets and solid global demand have investors on the lookout for its potential resurgence. Increased U.S. protectionism is also a growing concern, as investors fear that trade disputes could disrupt the synchronized rise in global growth.

As a global investment manager, MFS® strives to create long-term value and protect capital for clients through an active approach and an investment platform built on nearly a century of expertise. To make that long-term value meaningful for clients, we work to align with you on our beliefs, your needs and the time it takes to deliver on your desired outcomes.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

July 16, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Microsoft Corp.	6.5%
Apple, Inc.	6.1%
Amazon.com, Inc.	5.9%
Facebook, Inc., “A”	3.0%
Alphabet, Inc., “C”	2.9%
Boeing Co.	2.8%
Alphabet, Inc., “A”	2.5%
Adobe Systems, Inc.	2.4%
NVIDIA Corp.	2.1%
Union Pacific Corp.	1.9%

Equity sectors
Technology	31.5%
Health Care	14.0%
Retailing	10.8%
Special Products & Services	8.8%
Industrial Goods & Services	8.3%
Financial Services	6.9%
Leisure	6.5%
Consumer Staples	5.5%
Transportation	2.8%
Basic Materials	2.1%
Utilities & Communications	1.6%
Energy	0.8%
Autos & Housing	0.4%

(o)	Less than 0.1%.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

From time to time Cash & Cash Equivalents may be negative due to timing of cash receipts and disbursements.

Percentages are based on net assets as of May 31, 2018.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2018, Class A shares of the MFS Blended Research Growth Equity Fund (“fund”) provided a total return of 18.28%, at net asset value. This compares with a return of 21.02% for the fund’s benchmark, the Russell 1000® Growth Index.

Market Environment

Despite continued solid global economic growth, financial markets were buffeted by increased volatility late in the reporting period. The increase in volatility dented what appeared to have been high levels of investor confidence, leading to a correction in elevated valuations. Valuations are now more in line with long-term averages after the recent bout of market weakness. So far, the rise in volatility has not disrupted the synchronized upturn in growth, though developed markets showed signs of a modest slowdown in the expansion’s pace in early 2018.

During the period, the US Federal Reserve raised rates by 75 basis points, bringing the total number of hikes to six since the central bank began to normalize monetary policy in late 2015. The growth rate in the US, eurozone and Japan remains above potential, though inflation remains contained, particularly outside the US. In the middle of the period, the European Central Bank announced that it was extending its asset purchase program until the end of September 2018, but cut its pace of asset purchases in half as economic conditions improved. Both the Bank of England (“BOE”) and the Bank of Canada raised rates during the period, the BOE for the first time in a decade. The European political backdrop became a bit more volatile late in the period, spurred by a chaotic process which resulted in the formation of an anti-establishment coalition government in Italy.

Bond yields rose in most developed economies during the period, but they remain low by historic standards. Credit spreads remained relatively tight, but widened modestly late in the period as market volatility increased. Increasing concern over growing global trade friction risks appeared to have weighed on business sentiment during the period’s second half. International trade negotiations took a number of unpredictable swings late in the period, with investors largely taking a wait-and-see approach.

Detractors from Performance

Stock selection within the financial services sector detracted from performance relative to the Russell® 1000 Growth Index. Within this sector, the timing of the fund’s ownership in shares of debit and credit transaction processing company Mastercard held back relative returns. Holdings of real estate services provider Realogy (b)(h) hampered relative results after the company reported weaker-than-expected earnings results. A negative impact from hurricanes, disappointing execution on agent recruitment strategy and higher-than-expected commission splits drove the softer-than-expected results.

Security selection in the leisure sector also weighed on relative performance. Here, overweighting cable services provider Comcast hampered relative returns. Shares of

3

Management Review – continued

Comcast fell as investors appeared to have reacted negatively to the company’s announced bid for UK-based satellite television broadcaster Sky. The fund’s underweight holding of internet TV show and movie subscription services provider Netflix also hurt relative performance.

Elsewhere, the fund’s overweight holdings of tobacco company Philip Morris International, biopharmaceutical company Celgene, beverages, food and snacks producer PepsiCo, payment processing company First Data (h) and arts and crafts specialty retailer Michaels Companies held back relative results. The share price of Philip Morris International fell after the FDA declined to approve a reduced-risk label for its iQOS electronic cigarettes and its 2018 guidance came in a bit below analysts’ expectations. In addition, rising interest rates pressured shares of many higher-yielding equities during the period, including tobacco companies. Furthermore, not holding shares of research-based biopharmaceutical company Abbvie detracted from relative performance. The stock traded higher throughout the period as the company announced earnings that beat consensus estimates, driven by strong revenue results in the company’s Humira and Imbruvica products.

Contributors to Performance

Security selection in the technology sector benefited relative performance, led by the fund’s overweight positions in computer graphics processors maker NVIDIA and software company Adobe Systems. Shares of NVIDIA outperformed the benchmark as strong growth in data center sales and continued support from the gaming unit led to earnings results at the upper end of previously provided guidance.

Security selection in the industrial goods & services sector added to relative performance. Here, avoiding shares of diversified industrial conglomerate General Electric contributed to relative performance. The share price of General Electric reacted negatively to news that the company would be taking a sizeable charge to shore up its long-term care insurance reserves and will need to increase its reserves by an additional $15 billion over the next seven years. The company also reported mixed financial results that were hurt by continued weakness in its power business. The fund’s overweight position in shares of equipment rental company United Rentals also contributed to relative performance. Shares of United Rentals rose as management reported earnings per share results that beat consensus estimates, owing to strong demand, improvement in rental rates and the completion of its Neff Rental acquisition.

Within other sectors, the fund’s overweight positions in global medical device manufacturer Align Technology, game software developer Take-Two Interactive and electronic payment processing services provider Total System Services contributed to relative performance. The fund’s underweight holdings of diversified entertainment company Walt Disney (h) and beverage maker Coca-Cola (h) also supported relative performance. Furthermore, not owning shares of diversified technology company 3M contributed to relative performance. The share price of 3M pulled back as the company

4

Management Review – continued

pre-announced 2018 earnings growth would be at the low end of estimates due to weak business results in its auto original equipment manufacturer and consumer electronics units.

Respectfully,

Portfolio Manager(s)

Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 5/31/18

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 5/31/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	Life (t)
A	9/15/15	18.28%	14.26%
B	9/15/15	17.40%	13.43%
C	9/15/15	17.50%	13.43%
I	9/15/15	18.57%	14.54%
R1	9/15/15	17.40%	13.43%
R2	9/15/15	18.04%	14.00%
R3	9/15/15	18.23%	14.26%
R4	9/15/15	18.65%	14.57%
R6	9/15/15	18.71%	14.64%
Comparative benchmark(s)
Russell 1000® Growth Index (f)		21.02%	17.48%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		11.48%	11.79%
B With CDSC (Declining over six years from 4% to 0%) (v)		13.40%	12.53%
C With CDSC (1% for 12 months) (v)		16.50%	13.43%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Russell 1000® Growth Index – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

7

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2017 through May 31, 2018

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2017 through May 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/17	Ending Account Value 5/31/18	Expenses Paid During Period (p) 12/01/17-5/31/18
A	Actual	0.74%	$1,000.00	$1,059.07	$3.80
	Hypothetical (h)	0.74%	$1,000.00	$1,021.24	$3.73
B	Actual	1.49%	$1,000.00	$1,055.13	$7.63
	Hypothetical (h)	1.49%	$1,000.00	$1,017.50	$7.49
C	Actual	1.49%	$1,000.00	$1,055.92	$7.64
	Hypothetical (h)	1.49%	$1,000.00	$1,017.50	$7.49
I	Actual	0.49%	$1,000.00	$1,061.18	$2.52
	Hypothetical (h)	0.49%	$1,000.00	$1,022.49	$2.47
R1	Actual	1.49%	$1,000.00	$1,055.92	$7.64
	Hypothetical (h)	1.49%	$1,000.00	$1,017.50	$7.49
R2	Actual	0.99%	$1,000.00	$1,058.46	$5.08
	Hypothetical (h)	0.99%	$1,000.00	$1,020.00	$4.99
R3	Actual	0.74%	$1,000.00	$1,058.83	$3.80
	Hypothetical (h)	0.74%	$1,000.00	$1,021.24	$3.73
R4	Actual	0.49%	$1,000.00	$1,061.08	$2.52
	Hypothetical (h)	0.49%	$1,000.00	$1,022.49	$2.47
R6	Actual	0.39%	$1,000.00	$1,061.72	$2.00
	Hypothetical (h)	0.39%	$1,000.00	$1,022.99	$1.97

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

5/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 100.0%
Issuer	Shares/Par	Value ($)
Aerospace - 4.6%
Boeing Co.	14,540	$5,120,406
Lockheed Martin Corp.	5,086	1,599,751
Textron, Inc.	25,912	1,725,221

		$8,445,378
Airlines - 0.7%
Delta Air Lines, Inc.	24,280	$1,312,334

Biotechnology - 3.5%
Amgen, Inc.	7,020	$1,260,932
Biogen, Inc. (a)	9,231	2,713,545
Celgene Corp. (a)	23,308	1,833,874
Vertex Pharmaceuticals, Inc. (a)	4,228	651,112

		$6,459,463
Broadcasting - 0.3%
Netflix, Inc. (a)	1,411	$496,108

Brokerage & Asset Managers - 0.6%
Affiliated Managers Group, Inc.	6,552	$1,043,471

Business Services - 7.0%
Accenture PLC, “A”	15,371	$2,393,880
Cognizant Technology Solutions Corp., “A”	32,828	2,473,590
DXC Technology Co.	24,686	2,273,827
Fidelity National Information Services, Inc.	12,573	1,285,212
Global Payments, Inc.	19,023	2,114,597
Total System Services, Inc.	29,081	2,477,410

		$13,018,516
Cable TV - 1.8%
Comcast Corp., “A”	105,031	$3,274,867

Chemicals - 1.2%
CF Industries Holdings, Inc.	46,529	$1,914,203
Huntsman Corp.	9,228	295,019

		$2,209,222

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Computer Software - 11.0%
Adobe Systems, Inc. (a)	18,074	$4,505,487
Microsoft Corp.	122,092	12,067,573
Salesforce.com, Inc. (a)	24,589	3,180,095
VeriSign, Inc. (a)	4,904	639,678

		$20,392,833
Computer Software - Systems - 7.0%
Apple, Inc.	60,415	$11,289,751
Western Digital Corp.	20,503	1,712,206

		$13,001,957
Construction - 0.3%
Owens Corning	10,535	$666,023

Consumer Products - 0.4%
Kimberly-Clark Corp.	6,875	$693,344

Consumer Services - 1.8%
Bookings Holdings, Inc. (a)	1,548	$3,264,608

Containers - 0.3%
Berry Global Group, Inc. (a)	9,218	$445,137
Sealed Air Corp.	3,958	172,411

		$617,548
Electronics - 4.0%
Applied Materials, Inc.	45,595	$2,315,314
NVIDIA Corp.	15,621	3,939,460
Texas Instruments, Inc.	10,726	1,200,347

		$7,455,121
Energy - Independent - 0.8%
Marathon Petroleum Corp.	19,520	$1,542,666

Food & Beverages - 4.1%
Archer Daniels Midland Co.	19,421	$849,086
General Mills, Inc.	32,342	1,367,743
PepsiCo, Inc.	34,102	3,418,726
Tyson Foods, Inc., “A”	27,898	1,882,278

		$7,517,833
Gaming & Lodging - 1.9%
Marriott International, Inc., “A”	19,709	$2,667,810
Norwegian Cruise Line Holdings Ltd. (a)	3,221	168,587

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Gaming & Lodging - continued
Royal Caribbean Cruises Ltd.	5,932	$622,742

		$3,459,139
Health Maintenance Organizations - 1.9%
Humana Inc.	2,603	$757,421
UnitedHealth Group, Inc.	5,447	1,315,505
WellCare Health Plans, Inc. (a)	6,892	1,527,750

		$3,600,676
Insurance - 1.6%
MetLife, Inc.	32,084	$1,475,543
Prudential Financial, Inc.	15,113	1,463,543

		$2,939,086
Internet - 8.4%
Alphabet, Inc., “A” (a)	4,253	$4,678,300
Alphabet, Inc., “C” (a)	4,993	5,417,355
Facebook, Inc., “A” (a)	28,488	5,463,429

		$15,559,084
Leisure & Toys - 1.2%
Electronic Arts, Inc. (a)	13,086	$1,713,088
Take-Two Interactive Software, Inc. (a)	3,936	441,147

		$2,154,235
Machinery & Tools - 3.7%
Allison Transmission Holdings, Inc.	25,235	$1,042,458
Illinois Tool Works, Inc.	11,940	1,715,778
Ingersoll-Rand Co. Ltd., “A”	20,047	1,754,914
United Rentals, Inc. (a)	14,631	2,334,669

		$6,847,819
Major Banks - 0.7%
Bank of America Corp.	43,977	$1,277,092

Medical & Health Technology & Services - 2.9%
Express Scripts Holding Co. (a)	4,552	$345,087
HCA Healthcare, Inc.	18,562	1,914,485
McKesson Corp.	8,190	1,162,488
Walgreens Boots Alliance, Inc.	30,900	1,927,851

		$5,349,911
Medical Equipment - 3.6%
Align Technology, Inc. (a)	6,955	$2,308,712
Edwards Lifesciences Corp. (a)	19,304	2,650,632

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Medical Equipment - continued
Medtronic PLC	12,201	$1,053,190
Thermo Fisher Scientific, Inc.	3,317	690,832

		$6,703,366
Network & Telecom - 1.0%
Cisco Systems, Inc.	45,274	$1,933,653

Other Banks & Diversified Financials - 2.9%
Discover Financial Services	27,157	$2,005,816
Mastercard, Inc., “A”	3,163	601,349
Synchrony Financial	37,498	1,298,556
Visa, Inc., “A”	10,969	1,433,868

		$5,339,589
Pharmaceuticals - 2.0%
Bristol-Myers Squibb Co.	11,673	$614,233
Eli Lilly & Co.	36,775	3,127,346

		$3,741,579
Railroad & Shipping - 2.1%
Kansas City Southern Co.	2,971	$318,343
Union Pacific Corp.	25,069	3,578,850

		$3,897,193
Real Estate - 1.2%
Extra Space Storage, Inc., REIT	11,585	$1,115,056
Simon Property Group, Inc., REIT	6,513	1,043,513

		$2,158,569
Restaurants - 1.5%
Starbucks Corp.	48,150	$2,728,660

Specialty Chemicals - 0.5%
Univar, Inc. (a)	37,941	$1,034,651

Specialty Stores - 10.8%
Amazon.com, Inc. (a)	6,688	$10,898,899
Costco Wholesale Corp.	15,273	3,027,719
Home Depot, Inc.	6,312	1,177,504
Michaels Co., Inc. (a)	78,803	1,446,823
Ross Stores, Inc.	26,546	2,093,948
TJX Cos., Inc.	14,307	1,292,208

		$19,937,101

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Telecommunications - Wireless - 1.1%
SBA Communications Corp., REIT (a)	12,721	$2,010,808

Tobacco - 1.1%
Philip Morris International, Inc.	24,751	$1,968,694

Utilities - Electric Power - 0.5%
AES Corp.	80,480	$1,026,120
Total Common Stocks (Identified Cost, $152,247,437)		$185,078,317

Investment Companies (h) - 0.6%
Money Market Funds - 0.6%
MFS Institutional Money Market Portfolio, 1.82% (v) (Identified Cost, $1,102,645)	1,102,834	$1,102,723

Other Assets, Less Liabilities - (0.6)%		(1,172,669)
Net Assets - 100.0%		$185,008,371

(a)	Non-income producing security.
(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $1,102,723 and $185,078,317, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/18

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $152,247,437)	$185,078,317
Investments in affiliated issuers, at value (identified cost, $1,102,645)	1,102,723
Receivables for
Fund shares sold	14,453
Dividends	292,370
Receivable from investment adviser	25,731
Other assets	620
Total assets	$186,514,214
Liabilities
Payables for
Fund shares reacquired	$1,415,427
Payable to affiliates
Shareholder servicing costs	18,432
Distribution and service fees	786
Payable for independent Trustees’ compensation	5
Accrued expenses and other liabilities	71,193
Total liabilities	$1,505,843
Net assets	$185,008,371
Net assets consist of
Paid-in capital	$144,665,074
Unrealized appreciation (depreciation)	32,830,958
Accumulated net realized gain (loss)	6,888,857
Undistributed net investment income	623,482
Net assets	$185,008,371
Shares of beneficial interest outstanding	13,076,425

16

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$55,474,162	3,937,238	$14.09
Class B	333,460	23,905	13.95
Class C	337,506	24,200	13.95
Class I	195,374	13,790	14.17
Class R1	166,300	11,923	13.95
Class R2	174,889	12,406	14.10
Class R3	71,796	5,076	14.14
Class R4	72,284	5,103	14.17
Class R6	128,182,600	9,042,784	14.18

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $14.95 [100 / 94.25 x $14.09]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/18

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$2,003,565
Dividends from affiliated issuers	24,029
Other	1,715
Total investment income	$2,029,309
Expenses
Management fee	$648,768
Distribution and service fees	89,001
Shareholder servicing costs	36,667
Administrative services fee	34,586
Independent Trustees’ compensation	4,439
Custodian fee	12,897
Shareholder communications	10,444
Audit and tax fees	53,765
Legal fees	2,242
Registration fees	127,737
Miscellaneous	18,871
Total expenses	$1,039,417
Reduction of expenses by investment adviser and distributor	(280,581)
Net expenses	$758,836
Net investment income (loss)	$1,270,473
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$9,200,139
Affiliated issuers	486
Net realized gain (loss)	$9,200,625
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$17,379,199
Affiliated issuers	11
Net unrealized gain (loss)	$17,379,210
Net realized and unrealized gain (loss)	$26,579,835
Change in net assets from operations	$27,850,308

See Notes to Financial Statements

18

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	5/31/18	5/31/17
Change in net assets
From operations
Net investment income (loss)	$1,270,473	$853,200
Net realized gain (loss)	9,200,625	(241,880)
Net unrealized gain (loss)	17,379,210	15,334,422
Change in net assets from operations	$27,850,308	$15,945,742
Distributions declared to shareholders
From net investment income	$(1,060,041)	$(450,037)
From net realized gain	(1,581,688)	—
Total distributions declared to shareholders	$(2,641,729)	$(450,037)
Change in net assets from fund share transactions	$34,796,068	$105,636,340
Total change in net assets	$60,004,647	$121,132,045
Net assets
At beginning of period	125,003,724	3,871,679
At end of period (including undistributed net investment income of $623,482 and $413,050, respectively)	$185,008,371	$125,003,724

See Notes to Financial Statements

19

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$12.07	$10.25	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$0.08	$0.06
Net realized and unrealized gain (loss)	2.12	1.77	0.22
Total from investment operations	$2.20	$1.85	$0.28
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.03)	$(0.03)
From net realized gain	(0.11)	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.18)	$(0.03)	$(0.03)
Net asset value, end of period (x)	$14.09	$12.07	$10.25
Total return (%) (r)(s)(t)(x)	18.28	18.05	2.81	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90	1.47	5.24	(a)
Expenses after expense reductions (f)	0.74	0.74	0.69	(a)
Net investment income (loss)	0.61	0.68	0.82	(a)
Portfolio turnover	73	57	28	(n)
Net assets at end of period (000 omitted)	$55,474	$1,318	$352

See Notes to Financial Statements

20

Financial Highlights – continued

Class B	Year ended
	5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$11.98	$10.22	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$(0.01)	$(0.00	)(w)
Net realized and unrealized gain (loss)	2.11	1.77	0.22
Total from investment operations	$2.08	$1.76	$0.22
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.00	)(w)
From net realized gain	(0.11)	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.11)	$—	$(0.00	)(w)
Net asset value, end of period (x)	$13.95	$11.98	$10.22
Total return (%) (r)(s)(t)(x)	17.40	17.22	2.27	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65	2.42	6.82	(a)
Expenses after expense reductions (f)	1.49	1.49	1.46	(a)
Net investment income (loss)	(0.25)	(0.08)	0.01	(a)
Portfolio turnover	73	57	28	(n)
Net assets at end of period (000 omitted)	$333	$249	$113

Class C	Year ended
	5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$11.97	$10.22	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$(0.01)	$(0.00	)(w)
Net realized and unrealized gain (loss)	2.12	1.76	0.22
Total from investment operations	$2.09	$1.75	$0.22
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.00	)(w)
From net realized gain	(0.11)	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.11)	$—	$(0.00	)(w)
Net asset value, end of period (x)	$13.95	$11.97	$10.22
Total return (%) (r)(s)(t)(x)	17.50	17.12	2.26	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65	2.41	6.92	(a)
Expenses after expense reductions (f)	1.49	1.49	1.46	(a)
Net investment income (loss)	(0.26)	(0.05)	0.02	(a)
Portfolio turnover	73	57	28	(n)
Net assets at end of period (000 omitted)	$338	$159	$62

See Notes to Financial Statements

21

Financial Highlights – continued

Class I	Year ended
	5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$12.10	$10.26	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.10	$0.08
Net realized and unrealized gain (loss)	2.14	1.78	0.21
Total from investment operations	$2.24	$1.88	$0.29
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.04)	$(0.03)
From net realized gain	(0.11)	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.17)	$(0.04)	$(0.03)
Net asset value, end of period (x)	$14.17	$12.10	$10.26
Total return (%) (r)(s)(t)(x)	18.57	18.38	2.97	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.65	1.32	4.67	(a)
Expenses after expense reductions (f)	0.49	0.49	0.46	(a)
Net investment income (loss)	0.75	0.91	1.06	(a)
Portfolio turnover	73	57	28	(n)
Net assets at end of period (000 omitted)	$195	$673	$286

Class R1	Year ended
	5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$11.98	$10.22	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.04)	$(0.01)	$(0.00	)(w)
Net realized and unrealized gain (loss)	2.12	1.77	0.22
Total from investment operations	$2.08	$1.76	$0.22
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.00	)(w)
From net realized gain	(0.11)	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.11)	$—	$(0.00	)(w)
Net asset value, end of period (x)	$13.95	$11.98	$10.22
Total return (%) (r)(s)(t)(x)	17.40	17.22	2.26	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65	2.49	7.04	(a)
Expenses after expense reductions (f)	1.49	1.49	1.46	(a)
Net investment income (loss)	(0.27)	(0.05)	0.01	(a)
Portfolio turnover	73	57	28	(n)
Net assets at end of period (000 omitted)	$166	$175	$51

See Notes to Financial Statements

22

Financial Highlights – continued

Class R2	Year ended
	5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$12.06	$10.24	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$0.05	$0.04
Net realized and unrealized gain (loss)	2.14	1.77	0.22
Total from investment operations	$2.17	$1.82	$0.26
Less distributions declared to shareholders
From net investment income	$(0.02)	$—	$(0.02)
From net realized gain	(0.11)	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.13)	$—	$(0.02)
Net asset value, end of period (x)	$14.10	$12.06	$10.24
Total return (%) (r)(s)(t)(x)	18.04	17.77	2.61	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.15	2.02	6.54	(a)
Expenses after expense reductions (f)	0.99	0.99	0.96	(a)
Net investment income (loss)	0.25	0.44	0.51	(a)
Portfolio turnover	73	57	28	(n)
Net assets at end of period (000 omitted)	$175	$130	$51

Class R3	Year ended
	5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$12.09	$10.25	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.07	$0.05
Net realized and unrealized gain (loss)	2.13	1.79	0.23
Total from investment operations	$2.20	$1.86	$0.28
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.02)	$(0.03)
From net realized gain	(0.11)	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.15)	$(0.02)	$(0.03)
Net asset value, end of period (x)	$14.14	$12.09	$10.25
Total return (%) (r)(s)(t)(x)	18.23	18.11	2.79	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90	1.84	6.29	(a)
Expenses after expense reductions (f)	0.74	0.74	0.71	(a)
Net investment income (loss)	0.49	0.67	0.76	(a)
Portfolio turnover	73	57	28	(n)
Net assets at end of period (000 omitted)	$72	$61	$51

See Notes to Financial Statements

23

Financial Highlights – continued

Class R4	Year ended
	5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$12.10	$10.26	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.10	$0.07
Net realized and unrealized gain (loss)	2.15	1.78	0.22
Total from investment operations	$2.25	$1.88	$0.29
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.04)	$(0.03)
From net realized gain	(0.11)	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.18)	$(0.04)	$(0.03)
Net asset value, end of period (x)	$14.17	$12.10	$10.26
Total return (%) (r)(s)(t)(x)	18.65	18.37	2.97	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.65	1.58	6.04	(a)
Expenses after expense reductions (f)	0.49	0.49	0.46	(a)
Net investment income (loss)	0.74	0.93	1.01	(a)
Portfolio turnover	73	57	28	(n)
Net assets at end of period (000 omitted)	$72	$61	$51

Class R6	Year ended
	5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$12.11	$10.26	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.11	$0.07
Net realized and unrealized gain (loss)	2.15	1.78	0.22
Total from investment operations	$2.26	$1.89	$0.29
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.04)	$(0.03)
From net realized gain	(0.11)	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.19)	$(0.04)	$(0.03)
Net asset value, end of period (x)	$14.18	$12.11	$10.26
Total return (%) (r)(s)(t)(x)	18.71	18.51	2.97	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.57	0.65	5.80	(a)
Expenses after expense reductions (f)	0.39	0.43	0.45	(a)
Net investment income (loss)	0.83	0.97	1.01	(a)
Portfolio turnover	73	57	28	(n)
Net assets at end of period (000 omitted)	$128,183	$122,177	$2,853

See Notes to Financial Statements

24

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

25

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Blended Research Growth Equity Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The

26

Notes to Financial Statements – continued

values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining

27

Notes to Financial Statements – continued

the fair value of investments. The following is a summary of the levels used as of May 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$185,078,317	$—	$—	$185,078,317
Mutual Funds	1,102,723	—	—	1,102,723
Total	$186,181,040	$—	$—	$186,181,040

For further information regarding security characteristics, see the Portfolio of Investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order

28

Notes to Financial Statements – continued

to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 5/31/18	Year ended 5/31/17
Ordinary income (including any short-term capital gains)	$1,816,644	$450,037
Long-term capital gains	825,085	—
Total distributions	$2,641,729	$450,037

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/18
Cost of investments	$153,494,811
Gross appreciation	36,264,029
Gross depreciation	(3,577,800)
Net unrealized appreciation (depreciation)	$32,686,229
Undistributed ordinary income	3,155,791
Undistributed long-term capital gain	4,501,277

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Effective April 23, 2018, Class C shares will

29

Notes to Financial Statements – continued

convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain
	Year ended 5/31/18	Year ended 5/31/17	Year ended 5/31/18	Year ended 5/31/17
Class A	$269,755	$1,674	$437,772	$—
Class B	—	—	2,348	—
Class C	—	—	2,571	—
Class I	982	1,615	1,839	—
Class R1	—	—	1,288	—
Class R2	223	—	1,217	—
Class R3	188	76	556	—
Class R4	343	204	557	—
Class R6	788,550	446,468	1,133,540	—
Total	$1,060,041	$450,037	$1,581,688	$—

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.40%
In excess of $1 billion and up to $2.5 billion	0.375%
In excess of $2.5 billion	0.35%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended May 31, 2018, this management fee reduction amounted to $14,112, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2018 was equivalent to an annual effective rate of 0.39% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6
0.74%	1.49%	1.49%	0.49%	1.49%	0.99%	0.74%	0.49%	0.45%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2018. For the year ended May 31, 2018, this reduction amounted to $266,337, which is included in the reduction of total expenses in the Statement of Operations.

30

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $2,561 for the year ended May 31, 2018, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$80,611
Class B	0.75%	0.25%	1.00%	1.00%	2,833
Class C	0.75%	0.25%	1.00%	1.00%	3,048
Class R1	0.75%	0.25%	1.00%	1.00%	1,604
Class R2	0.25%	0.25%	0.50%	0.50%	738
Class R3	—	0.25%	0.25%	0.25%	167
Total Distribution and Service Fees					$89,001

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2018 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended May 31, 2018, this rebate amounted to $132 for Class A and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2018, were as follows:

Amount
Class A	$—
Class B	289
Class C	121

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the

31

Notes to Financial Statements – continued

year ended May 31, 2018, the fee was $1,781, which equated to 0.0011% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2018, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $34,886.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2018 was equivalent to an annual effective rate of 0.0213% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended May 31, 2018, the fee paid by the fund under this agreement was $282 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On September 22, 2016, MFS redeemed 172,736 shares of Class R6 for an aggregate amount of $1,850,000.

On August 15, 2017, MFS redeemed 5,026, 878, 874, and 7,940 shares of Class A, Class B, Class C, and Class R6, respectively, for an aggregate amount of $182,914.

On March 19, 2018, MFS purchased 643 shares of Class I for an aggregate amount of $9,075.

At May 31, 2018, MFS held approximately 100% of the outstanding shares of Class R3 and Class R4, respectively.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to

32

Notes to Financial Statements – continued

ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended May 31, 2018, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $1,261,588 and $495,353, respectively. The sales transactions resulted in net realized gains (losses) of $146,711.

Effective January 3, 2018, the adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the period January 3, 2018 to May 31, 2018, this reimbursement amounted to $1,647, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended May 31, 2018, purchases and sales of investments, other than short-term obligations, aggregated $153,087,704 and $118,482,604, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/18		Year ended 5/31/17
	Shares	Amount	Shares	Amount
Shares sold
Class A	4,395,691	$57,679,146	85,732	$956,562
Class B	6,118	83,071	9,961	108,921
Class C	22,540	293,823	9,827	112,586
Class I	16,696	228,502	37,960	414,394
Class R1	413	5,359	9,623	113,646
Class R2	1,738	23,652	5,776	68,667
Class R6	1,720,095	22,597,472	11,203,051	119,625,107
	6,163,291	$80,911,025	11,361,930	$121,399,883

Shares issued to shareholders in reinvestment of distributions
Class A	1,634	$22,102	153	$1,674
Class B	175	2,348	—	—
Class C	191	2,571	—	—
Class I	208	2,821	147	1,615
Class R1	96	1,288	—	—
Class R2	106	1,440	—	—
Class R3	55	744	7	76
Class R4	67	900	18	204
Class R6	141,434	1,922,090	40,736	446,468
	143,966	$1,956,304	41,061	$450,037

33

Notes to Financial Statements – continued

	Year ended 5/31/18		Year ended 5/31/17
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(569,258)	$(7,803,369)	(11,100)	$(123,078)
Class B	(3,179)	(41,640)	(234)	(2,591)
Class C	(11,801)	(158,121)	(2,591)	(29,597)
Class I	(58,764)	(734,297)	(10,329)	(112,509)
Class R1	(3,212)	(39,605)	—	—
Class R2	(224)	(3,051)	—	—
Class R6	(2,911,542)	(39,291,178)	(1,429,093)	(15,945,805)
	(3,557,980)	$(48,071,261)	(1,453,347)	$(16,213,580)

Net change
Class A	3,828,067	$49,897,879	74,785	$835,158
Class B	3,114	43,779	9,727	106,330
Class C	10,930	138,273	7,236	82,989
Class I	(41,860)	(502,974)	27,778	303,500
Class R1	(2,703)	(32,958)	9,623	113,646
Class R2	1,620	22,041	5,776	68,667
Class R3	55	744	7	76
Class R4	67	900	18	204
Class R6	(1,050,013)	(14,771,616)	9,814,694	104,125,770
	2,749,277	$34,796,068	9,949,644	$105,636,340

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Lifetime 2030 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2045 Fund, and the MFS Lifetime 2055 Fund, were the owners of record of approximately 14%, 13%, 7%, 7%, 6%, 5%, 5%, 5%, and 3% respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2060 Fund was the owner of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for

34

Notes to Financial Statements – continued

temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended May 31, 2018, the fund’s commitment fee and interest expense were $944 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		1,184,572	79,508,811	(79,590,549)	1,102,834

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$486	$11	$—	$24,029	$1,102,723

35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and the Shareholders of MFS Blended Research Growth Equity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Blended Research Growth Equity Fund (the “Fund”), including the portfolio of investments, as of May 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from September 15, 2015 (the commencement of the Fund’s investment operations) through May 31, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from September 15, 2015 (the commencement of the Fund’s investment operations) through May 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

July 16, 2018

We have served as the auditor of one or more of the MFS investment companies since 1924.

36

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 56)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 66)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

37

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A
Michael Hegarty (age 73)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)
Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 60)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

38

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head –Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 49)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

41

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Jim Fallon Matt Krummell
Jonathan Sage Jed Stocks

42

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

43

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2018 income tax forms in January 2019. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $1,414,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 53.56% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

44

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

45

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

46

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o DST Asset Manager Solutions, Inc.

30 Dan Road

Canton, MA 02021-2809

Annual Report

May 31, 2018

MFS® Blended Research®

Small Cap Equity Fund

BRS-ANN

MFS® Blended Research® Small Cap Equity Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Rising bond yields, international trade friction and geopolitical uncertainty have contributed to a measurable uptick in market volatility — a departure from the low-volatility environment that prevailed for much of 2017. In recent months, against this backdrop, global markets have given back some of the strong gains recorded during 2017 and early 2018. Global economic growth remains healthy, notwithstanding signs of a modest slowdown over the past few months, particularly in Europe.

Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. Newly enacted U.S. tax reforms have been welcomed by equity markets, while emerging market economies have benefited from the solid macroeconomic backdrop.

Around the world, inflation remains largely subdued, but tight labor markets and solid global demand have investors on the lookout for its potential resurgence. Increased U.S. protectionism is also a growing concern, as investors fear that trade disputes could disrupt the synchronized rise in global growth.

As a global investment manager, MFS® strives to create long-term value and protect capital for clients through an active approach and an investment platform built on nearly a century of expertise. To make that long-term value meaningful for clients, we work to align with you on our beliefs, your needs and the time it takes to deliver on your desired outcomes.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

July 16, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
East West Bancorp, Inc.	1.6%
Wintrust Financial Corp.	1.6%
Five9, Inc.	1.5%
Paylocity Holding Corp.	1.5%
Grand Canyon Education, Inc.	1.5%
Rapid7, Inc.	1.5%
Urban Outfitters, Inc.	1.5%
Tech Data Corp.	1.4%
KBR, Inc.	1.4%
Cathay General Bancorp, Inc.	1.4%

Equity sectors
Financial Services	25.6%
Technology	16.5%
Health Care	14.6%
Industrial Goods & Services	11.9%
Basic Materials	5.9%
Special Products & Services	5.4%
Leisure	4.4%
Energy	3.9%
Retailing	3.5%
Consumer Staples	3.4%
Utilities & Communications	3.3%
Autos & Housing	1.0%
Transportation	0.5%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of May 31, 2018.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2018, Class A shares of the MFS Blended Research Small Cap Equity Fund (“fund”) provided a total return of 20.24%, at net asset value. This compares with a return of 20.76% for the fund’s benchmark, the Russell 2000® Index.

Market Environment

Despite continued solid global economic growth, financial markets were buffeted by increased volatility late in the reporting period. The increase in volatility dented what appeared to have been high levels of investor confidence, leading to a correction in elevated valuations. Valuations are now more in line with long-term averages after the recent bout of market weakness. So far, the rise in volatility has not disrupted the synchronized upturn in growth, though developed markets showed signs of a modest slowdown in the expansion’s pace in early 2018.

During the period, the US Federal Reserve raised rates by 75 basis points, bringing the total number of hikes to six since the central bank began to normalize monetary policy in late 2015. The growth rate in the US, eurozone and Japan remains above potential, though inflation remains contained, particularly outside the US. In the middle of the period, the European Central Bank announced that it was extending its asset purchase program until the end of September 2018, but cut its pace of asset purchases in half as economic conditions improved. Both the Bank of England (“BOE”) and the Bank of Canada raised rates during the period, the BOE for the first time in a decade. The European political backdrop became a bit more volatile late in the period, spurred by a chaotic process which resulted in the formation of an anti-establishment coalition government in Italy.

Bond yields rose in most developed economies during the period, but they remain low by historic standards. Credit spreads remained relatively tight, but widened modestly late in the period as market volatility increased. Increasing concern over growing global trade friction risks appeared to have weighed on business sentiment during the period’s second half. International trade negotiations took a number of unpredictable swings late in the period, with investors largely taking a wait-and-see approach.

Detractors from Performance

Stock selection and an underweight position in the health care sector were primary factors in the fund’s underperformance relative to the Russell 2000® Index. Here, not holding shares of clinical-stage biopharmaceutical company Nektar Therapeutics weighed on relative returns as the stock outperformed the benchmark during the reporting period. The stock continued to move sharply higher after the announcement of encouraging early trial results for its combination with Bristol-Myers’ blockbuster cancer drug. In addition, the company confirmed plans to submit their chronic pain drug for approval, which further supported the stock.

Within other sectors, the fund’s overweight positions in electricity and natural gas retailer Spark Energy, food and beverage company Dean Foods, real estate investment trust Gramercy Property Trust (h), industrial and specialty chemicals distributor Univar

3

Management Review – continued

and technology products and services provider Tech Data hampered relative performance. Shares of Gramercy Property Trust came under pressure after its management team lowered its forward guidance figures below expectations, despite the company having delivered earnings results that were in line with market expectations. The fund’s holdings of technology solutions provider NCR (b), food producer Treehouse Foods (b), real estate services provider Realogy Holdings (b)(h) and arts and crafts specialty retailer Michaels (b) further held back relative results.

Contributors to Performance

Stock selection in the basic materials sector contributed to the fund’s relative performance. Here, the fund’s overweight position in shares of composite decking manufacturer Trex benefited relative performance. The stock rose after the company reported record revenue with strong organic growth and share gains from its competitors. In addition, gross margins continued to expand, driven by manufacturing efficiencies, lower raw material costs and increased capacity utilization. Management also reiterated its forward-looking guidance, which further supported the stock.

A combination of stock selection and an underweight position in the utilities & communications sector also aided relative performance. Within this sector, the fund’s position in power generation company NRG Energy (b) contributed to relative returns. The stock price appreciated after the company announced the sale of nearly $3B worth of its assets, which reflected the continuation of its transition plan, unveiled last summer. Later in the period, shares surged as the firm announced a $1B stock buyback plan.

Stock selection in the financial services sector was another positive factor for relative returns. Within this sector, the fund’s overweight position in online financial services company Enova International benefited relative performance. The stock price appreciated throughout the reporting period on the back of strong earnings results, as loan portfolio growth remained robust. Lower annual percentage near-prime loans also came in above estimates, further boosting the stock price.

Elsewhere, the fund’s positions in apparel retailer Urban Outfitters (b) and high-performance laser manufacturer IPG Photonics (b) benefited relative returns. Shares of Urban Outfitters traded higher after the company posted better-than-expected earnings results during the year, owing to same-store sales growth across all divisions. The fund’s overweight holdings of security risk intelligence solutions provider Rapid7, energy company Delek US Energy, software services firm New Relic (h), medical technology company Nxstage Medical (h) and oral fluid diagnostic products manufacturer Orasure Technologies (h) also aided relative results.

Respectfully,

Portfolio Manager(s)

Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

4

Management Review – continued

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 5/31/18

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 5/31/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	Life (t)
A	9/15/15	20.24%	14.52%
B	9/15/15	19.38%	13.63%
C	9/15/15	19.38%	13.65%
I	9/15/15	20.58%	14.79%
R1	9/15/15	19.28%	13.63%
R2	9/15/15	19.91%	14.19%
R3	9/15/15	20.29%	14.49%
R4	9/15/15	20.54%	14.77%
R6	9/15/15	20.70%	14.84%
529A	7/14/16	20.13%	16.78%
529B	7/14/16	19.30%	15.91%
529C	7/14/16	19.31%	15.92%
Comparative benchmark(s)
Russell 2000® Index (f)		20.76%	15.30%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		13.32%	12.05%
B With CDSC (Declining over six years from 4% to 0%) (v)		15.38%	12.73%
C With CDSC (1% for 12 months) (v)		18.38%	13.65%
529A With Initial Sales Charge (5.75%)		13.22%	13.16%
529B With CDSC (Declining over six years from 4% to 0%) (v)		15.30%	14.03%
529C With CDSC (1% for 12 months) (v)		18.31%	15.92%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

7

Performance Summary – continued

Benchmark Definition(s)

Russell 2000® Index – constructed to provide a comprehensive barometer for securities in the small-cap segment of the U.S. equity universe. The index includes 2,000 of the smallest U.S. companies based on total market capitalization, representing approximately 10% of the investable U.S. equity market. The Russell 2000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

December 1, 2017 through May 31, 2018

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2017 through May 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/17	Ending Account Value 5/31/18	Expenses Paid During Period (p) 12/01/17-5/31/18
A	Actual	0.99%	$1,000.00	$1,075.11	$5.12
	Hypothetical (h)	0.99%	$1,000.00	$1,020.00	$4.99
B	Actual	1.74%	$1,000.00	$1,070.43	$8.98
	Hypothetical (h)	1.74%	$1,000.00	$1,016.26	$8.75
C	Actual	1.74%	$1,000.00	$1,071.27	$8.99
	Hypothetical (h)	1.74%	$1,000.00	$1,016.26	$8.75
I	Actual	0.74%	$1,000.00	$1,076.83	$3.83
	Hypothetical (h)	0.74%	$1,000.00	$1,021.24	$3.73
R1	Actual	1.74%	$1,000.00	$1,070.43	$8.98
	Hypothetical (h)	1.74%	$1,000.00	$1,016.26	$8.75
R2	Actual	1.24%	$1,000.00	$1,073.63	$6.41
	Hypothetical (h)	1.24%	$1,000.00	$1,018.75	$6.24
R3	Actual	0.99%	$1,000.00	$1,074.88	$5.12
	Hypothetical (h)	0.99%	$1,000.00	$1,020.00	$4.99
R4	Actual	0.74%	$1,000.00	$1,076.50	$3.83
	Hypothetical (h)	0.74%	$1,000.00	$1,021.24	$3.73
R6	Actual	0.64%	$1,000.00	$1,077.14	$3.31
	Hypothetical (h)	0.64%	$1,000.00	$1,021.74	$3.23
529A	Actual	1.03%	$1,000.00	$1,074.06	$5.33
	Hypothetical (h)	1.03%	$1,000.00	$1,019.80	$5.19
529B	Actual	1.79%	$1,000.00	$1,070.49	$9.24
	Hypothetical (h)	1.79%	$1,000.00	$1,016.01	$9.00
529C	Actual	1.79%	$1,000.00	$1,070.54	$9.24
	Hypothetical (h)	1.79%	$1,000.00	$1,016.01	$9.00

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class 529A shares, this rebate reduced the expense ratio above by 0.02%. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

5/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.9%
Issuer	Shares/Par	Value ($)
Aerospace - 0.7%
CACI International, Inc., “A” (a)	4,561	$760,091

Biotechnology - 5.1%
Acorda Therapeutics, Inc. (a)	26,019	$682,999
Akebia Therapeutics, Inc. (a)	60,972	598,745
AMAG Pharmaceuticals, Inc. (a)	43,134	1,054,626
Bio-Techne Corp.	9,424	1,416,616
Bruker BioSciences Corp.	17,738	536,929
Emergent BioSolutions, Inc. (a)	14,625	754,065
Genomic Health, Inc. (a)	7,640	304,989
Macrogenics, Inc. (a)	25,713	584,456

		$5,933,425
Broadcasting - 0.1%
MDC Partners, Inc. (a)	26,153	$108,535

Brokerage & Asset Managers - 0.3%
Legg Mason, Inc.	1,354	$50,464
Virtu Financial, Inc., “A”	10,488	325,652

		$376,116
Business Services - 4.5%
Conduent, Inc. (a)	64,116	$1,234,233
Forrester Research, Inc.	28,281	1,194,872
Grand Canyon Education, Inc. (a)	15,722	1,746,714
Travelport Worldwide Ltd.	63,897	1,120,754

		$5,296,573
Chemicals - 0.7%
Ingevity Corp. (a)	10,280	$782,719

Computer Software - 2.5%
Cornerstone OnDemand, Inc. (a)	11,134	$550,910
Paylocity Holding Corp. (a)	29,756	1,777,921
RingCentral, Inc. (a)	8,292	628,119

		$2,956,950
Computer Software - Systems - 8.6%
Avnet, Inc.	3,566	$135,936
EPAM Systems, Inc. (a)	11,164	1,375,182

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Computer Software - Systems - continued
Five9, Inc. (a)	51,210	$1,786,717
NCR Corp. (a)	49,173	1,480,107
Pitney Bowes, Inc.	19,399	172,651
Presidio, Inc. (a)	34,685	464,085
Rapid7, Inc. (a)	54,321	1,720,346
Tech Data Corp. (a)	19,403	1,684,374
Verint Systems, Inc. (a)	30,303	1,278,787

		$10,098,185
Construction - 1.0%
Armstrong World Industries, Inc. (a)	5,381	$326,089
Foundation Building Materials, Inc. (a)	18,111	278,004
GMS, Inc. (a)	5,490	164,425
MDC Holdings, Inc.	14,393	454,531

		$1,223,049
Consumer Products - 0.4%
Herbalife Ltd. (a)	9,308	$472,567

Consumer Services - 0.8%
ServiceMaster Global Holdings, Inc. (a)	17,212	$983,494

Electrical Equipment - 2.6%
Atkore International Group, Inc. (a)	3,964	$85,622
TriMas Corp. (a)	51,192	1,464,091
WESCO International, Inc. (a)	24,233	1,438,229

		$2,987,942
Electronics - 3.6%
Amkor Technology, Inc. (a)	45,872	$417,435
Benchmark Electronics, Inc.	13,580	376,166
Integrated Device Technology, Inc. (a)	9,362	311,193
IPG Photonics Corp. (a)	4,583	1,105,740
Jabil Circuit, Inc.	26,762	756,829
OSI Systems, Inc. (a)	4,934	338,374
Sanmina Corp. (a)	18,321	527,645
TTM Technologies, Inc. (a)	22,667	408,686

		$4,242,068
Energy - Independent - 2.8%
Bonanza Creek Energy, Inc. (a)	16,424	$604,075
Delek U.S. Holdings, Inc.	21,700	1,210,426
Energen Corp. (a)	1,080	73,267
Par Pacific Holdings, Inc. (a)	4,673	83,226

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Energy - Independent - continued
PBF Energy, Inc., “A”	15,036	$709,398
W&T Offshore, Inc. (a)	35,829	245,429
Warrior Met Coal, Inc.	11,563	314,167

		$3,239,988
Engineering - Construction - 2.0%
KBR, Inc.	89,797	$1,654,061
Matrix Service Co. (a)	32,479	630,092

		$2,284,153
Entertainment - 0.1%
Six Flags Entertainment Corp.	1,503	$96,974

Food & Beverages - 3.0%
Cal-Maine Foods, Inc. (a)	9,810	$471,370
Dean Foods Co.	28,654	274,219
Hostess Brands, Inc. (a)	25,636	349,419
Pilgrim’s Pride Corp. (a)	41,862	815,890
Sanderson Farms, Inc.	3,810	372,923
SpartanNash Co.	16,554	409,877
TreeHouse Foods, Inc. (a)	17,932	859,122

		$3,552,820
Forest & Paper Products - 2.7%
Boise Cascade Corp.	15,278	$728,761
Trex Co., Inc. (a)	13,713	1,615,803
Verso Corp., “A” (a)	41,561	840,779

		$3,185,343
Health Maintenance Organizations - 0.6%
Molina Healthcare, Inc. (a)	8,657	$735,239

Insurance - 2.8%
American Equity Investment Life Holding Co.	36,341	$1,287,925
Essent Group Ltd. (a)	17,759	609,134
Heritage Insurance Holdings, Inc. (l)	33,745	569,616
Universal Insurance Holdings, Inc.	21,325	760,236

		$3,226,911
Internet - 1.7%
LogMeIn, Inc.	13,328	$1,438,091
Web.Com Group, Inc. (a)	25,819	504,762

		$1,942,853

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Leisure & Toys - 0.7%
Brunswick Corp.	11,973	$761,483

Machinery & Tools - 6.7%
ACCO Brands Corp.	31,990	$412,671
Greenbrier Cos., Inc.	11,631	578,061
Herman Miller, Inc.	25,666	840,561
ITT, Inc.	24,643	1,272,072
Knoll, Inc.	21,670	437,734
Park-Ohio Holdings Corp.	13,936	549,775
Regal Beloit Corp.	16,459	1,307,667
SPX FLOW, Inc. (a)	35,054	1,527,303
Steelcase, Inc., “A”	12,788	184,147
Titan Machinery, Inc. (a)	29,786	538,829
Wabash National Corp.	6,475	129,565

		$7,778,385
Medical & Health Technology & Services - 0.2%
Premier, Inc., “A” (a)	8,441	$275,345

Medical Equipment - 6.0%
AngioDynamics, Inc. (a)	32,850	$690,835
Biotelemetry, Inc. (a)	13,902	587,359
CONMED Corp.	14,534	997,759
Halyard Health, Inc. (a)	21,864	1,200,334
Integer Holdings Corp. (a)	18,369	1,212,354
Integra LifeSciences Holdings Corp. (a)	10,603	684,318
Lantheus Holdings, Inc. (a)	28,509	399,126
LivaNova PLC (a)	6,067	570,601
NuVasive, Inc. (a)	12,168	623,732

		$6,966,418
Metals & Mining - 0.4%
Olympic Steel, Inc.	5,288	$122,311
Ryerson Holding Corp. (a)	22,884	282,617
Schnitzer Steel Industries, Inc., “A”	2,950	91,893

		$496,821
Natural Gas - Distribution - 0.4%
MDU Resources Group, Inc.	10,344	$287,563
Southwest Gas Holdings, Inc.	3,045	230,507

		$518,070

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Oil Services - 1.1%
Exterran Holdings, Inc. (a)	6,623	$182,530
ProPetro Holding Corp. (a)	67,719	1,101,788

		$1,284,318
Other Banks & Diversified Financials - 13.7%
Assured Guaranty Ltd.	13,504	$479,257
BancFirst Corp.	6,615	395,246
Bank of N.T. Butterfield & Son Ltd.	17,071	815,140
CAI International, Inc. (a)	23,552	565,484
Cathay General Bancorp, Inc.	38,405	1,620,307
East West Bancorp, Inc.	26,465	1,838,788
Enova International, Inc. (a)	28,540	958,944
First Hawaiian, Inc.	51,124	1,496,911
First Interstate BancSystem, Inc.	30,984	1,352,452
Hanmi Financial Corp.	9,937	297,613
Herc Holdings, Inc. (a)	11,948	652,958
PennyMac Financial Services, Inc., “A ” (a)	18,090	363,609
Popular, Inc.	14,354	649,375
Preferred Bank	17,304	1,102,265
Regional Management Corp. (a)	27,179	970,018
Triton International Ltd. of Bermuda	19,525	679,665
Wintrust Financial Corp.	19,773	1,821,291

		$16,059,323
Pharmaceuticals - 2.7%
Amneal Pharmaceuticals, Inc. (a)	17,040	$336,370
Catalent, Inc. (a)	6,915	271,483
Depomed, Inc. (a)	87,902	546,750
Endo International PLC (a)	81,232	510,949
Horizon Pharma PLC (a)	50,307	820,004
Lannett Co., Inc. (a)(l)	7,796	129,024
United Therapeutics Corp. (a)	5,522	588,535

		$3,203,115
Pollution Control - 0.0%
Advanced Disposal Services, Inc. (a)	2,287	$53,470

Printing & Publishing - 1.0%
Gannett Co., Inc.	63,341	$669,514
Quad/Graphics, Inc.	27,722	548,064

		$1,217,578

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Real Estate - 8.7%
Ashford Hospitality Trust, REIT	91,171	$671,930
Brixmor Property Group Inc., REIT	98,700	1,567,356
CubeSmart, REIT	37,642	1,148,081
EPR Properties, REIT	4,706	288,901
Life Storage, Inc., REIT	3,686	341,029
Medical Properties Trust, Inc., REIT	107,289	1,455,912
Preferred Apartment Communities, Inc., “A”, REIT	27,907	409,396
Ramco-Gershenson Properties Trust, REIT	124,306	1,528,964
RE/MAX Holdings, Inc., “A”	24,242	1,263,008
RLJ Lodging Trust, REIT	153	3,580
STAG Industrial, Inc., REIT	40	1,066
Store Capital Corp., REIT	57,210	1,533,228

		$10,212,451
Restaurants - 2.6%
BJ’s Restaurants, Inc.	5,007	$280,392
Bloomin Brands, Inc.	34,763	737,671
Brinker International, Inc.	14,443	631,592
Dave & Buster’s, Inc. (a)	32,018	1,333,230

		$2,982,885
Specialty Chemicals - 2.1%
Kronos Worldwide, Inc.	27,422	$678,420
PolyOne Corp.	5,672	237,770
Renewable Energy Group, Inc. (a)	19,829	353,948
Univar, Inc. (a)	41,230	1,124,342

		$2,394,480
Specialty Stores - 3.6%
Express, Inc. (a)	40,580	$345,336
Michaels Co., Inc. (a)	68,618	1,259,826
Party City Holdco, Inc. (a)	19,354	284,504
Sally Beauty Holdings, Inc. (a)	14,025	212,339
Urban Outfitters, Inc. (a)	41,138	1,708,873
Zumiez, Inc. (a)	13,834	335,474

		$4,146,352
Telecommunications - Wireless - 0.5%
Telephone and Data Systems, Inc.	20,468	$522,957

Trucking - 0.5%
ArcBest Corp.	1,752	$83,133
Forward Air Corp.	7,587	450,061
Werner Enterprises, Inc.	1,992	78,086

		$611,280

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Utilities - Electric Power - 2.4%
NRG Energy, Inc.	35,507	$1,215,405
NRG Yield, Inc., “A”	31,315	547,073
PNM Resources, Inc.	18,219	727,849
Spark Energy, Inc., “A” (l)	30,188	301,880

		$2,792,207
Total Common Stocks (Identified Cost, $103,599,477)		$116,762,933

Investment Companies (h) - 0.7%
Money Market Funds - 0.7%
MFS Institutional Money Market Portfolio, 1.82% (v) (Identified Cost, $799,664)	799,783	$799,703

Collateral for Securities Loaned - 0.8%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.72% (j) (Identified Cost, $955,282)	955,282	$955,282

Other Assets, Less Liabilities - (1.4)%		(1,649,171)
Net Assets - 100.0%		$116,868,747

(a)	Non-income producing security.
(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $799,703 and $117,718,215, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/18

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value, including $917,460 of securities on loan (identified cost, $104,554,759)	$117,718,215
Investments in affiliated issuers, at value (identified cost, $799,664)	799,703
Receivables for
Investments sold	8,516,561
Fund shares sold	48,998
Interest and dividends	88,179
Receivable from investment adviser	28,466
Other assets	388
Total assets	$127,200,510
Liabilities
Payables for
Investments purchased	$8,355,306
Fund shares reacquired	930,226
Collateral for securities loaned, at value	955,282
Payable to affiliates
Shareholder servicing costs	15,635
Distribution and service fees	574
Program manager fee	28
Payable for independent Trustees’ compensation	4
Accrued expenses and other liabilities	74,708
Total liabilities	$10,331,763
Net assets	$116,868,747
Net assets consist of
Paid-in capital	$100,466,835
Unrealized appreciation (depreciation)	13,163,495
Accumulated net realized gain (loss)	3,112,889
Undistributed net investment income	125,528
Net assets	$116,868,747
Shares of beneficial interest outstanding	8,425,899

18

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$43,681,869	3,157,935	$13.83
Class B	402,615	29,459	13.67
Class C	405,645	29,693	13.66
Class I	12,224,625	879,302	13.90
Class R1	79,037	5,783	13.67
Class R2	71,655	5,178	13.84
Class R3	72,143	5,196	13.88
Class R4	72,632	5,223	13.91
Class R6	49,502,661	3,557,928	13.91
Class 529A	8,175,439	590,445	13.85
Class 529B	459,418	33,641	13.66
Class 529C	1,721,008	126,116	13.65

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $14.67 [100 / 94.25 x $13.83] and $14.69 [100 / 94.25 x $13.85], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.

See Notes to Financial Statements

19

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/18

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$1,040,225
Income on securities loaned	65,712
Dividends from affiliated issuers	19,329
Other	6,914
Foreign taxes withheld	(1,605)
Total investment income	$1,130,575
Expenses
Management fee	$538,314
Distribution and service fees	81,439
Shareholder servicing costs	36,462
Program manager fees	1,348
Administrative services fee	22,426
Independent Trustees’ compensation	1,747
Custodian fee	10,974
Shareholder communications	16,009
Audit and tax fees	55,654
Legal fees	1,165
Registration fees	131,821
Miscellaneous	19,609
Total expenses	$916,968
Reduction of expenses by investment adviser and distributor	(266,338)
Net expenses	$650,630
Net investment income (loss)	$479,945
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$4,685,109
Affiliated issuers	(214)
Net realized gain (loss)	$4,684,895
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$10,442,777
Affiliated issuers	(25)
Net unrealized gain (loss)	$10,442,752
Net realized and unrealized gain (loss)	$15,127,647
Change in net assets from operations	$15,607,592

See Notes to Financial Statements

20

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	5/31/18	5/31/17
Change in net assets
From operations
Net investment income (loss)	$479,945	$263,478
Net realized gain (loss)	4,684,895	1,719,157
Net unrealized gain (loss)	10,442,752	2,550,271
Change in net assets from operations	$15,607,592	$4,532,906
Distributions declared to shareholders
From net investment income	$(473,036)	$(149,993)
From net realized gain	(2,943,151)	(177,120)
Total distributions declared to shareholders	$(3,416,187)	$(327,113)
Change in net assets from fund share transactions	$52,653,257	$44,561,973
Total change in net assets	$64,844,662	$48,767,766
Net assets
At beginning of period	52,024,085	3,256,319
At end of period (including undistributed net investment income of $125,528 and $118,619, respectively)	$116,868,747	$52,024,085

See Notes to Financial Statements

21

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$11.91	$10.36	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.05	$0.04
Net realized and unrealized gain (loss)	2.32	1.57	0.35
Total from investment operations	$2.37	$1.62	$0.39
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.03)	$(0.03)
From net realized gain	(0.39)	(0.04)	—
Total distributions declared to shareholders	$(0.45)	$(0.07)	$(0.03)
Net asset value, end of period (x)	$13.83	$11.91	$10.36
Total return (%) (r)(s)(t)(x)	20.15	15.63	3.89	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.28	1.88	5.46	(a)
Expenses after expense reductions (f)	0.99	0.96	0.96	(a)
Net investment income (loss)	0.41	0.45	0.52	(a)
Portfolio turnover	90	90	47	(n)
Net assets at end of period (000 omitted)	$43,682	$3,700	$637

See Notes to Financial Statements

22

Financial Highlights – continued

Class B	Year ended
	5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$11.81	$10.33	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.05)	$(0.04)	$(0.02)
Net realized and unrealized gain (loss)	2.30	1.56	0.35
Total from investment operations	$2.25	$1.52	$0.33
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.00	)(w)
From net realized gain	(0.39)	(0.04)	—
Total distributions declared to shareholders	$(0.39)	$(0.04)	$(0.00	)(w)
Net asset value, end of period (x)	$13.67	$11.81	$10.33
Total return (%) (r)(s)(t)(x)	19.28	14.73	3.34	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.07	3.04	7.17	(a)
Expenses after expense reductions (f)	1.74	1.74	1.71	(a)
Net investment income (loss)	(0.39)	(0.34)	(0.25	)(a)
Portfolio turnover	90	90	47	(n)
Net assets at end of period (000 omitted)	$403	$243	$98

Class C	Year ended
	5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$11.80	$10.33	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.05)	$(0.03)	$(0.02)
Net realized and unrealized gain (loss)	2.30	1.54	0.36
Total from investment operations	$2.25	$1.51	$0.34
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.01)
From net realized gain	(0.39)	(0.04)	—
Total distributions declared to shareholders	$(0.39)	$(0.04)	$(0.01)
Net asset value, end of period (x)	$13.66	$11.80	$10.33
Total return (%) (r)(s)(t)(x)	19.30	14.64	3.38	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.07	2.87	7.03	(a)
Expenses after expense reductions (f)	1.74	1.74	1.71	(a)
Net investment income (loss)	(0.40)	(0.28)	(0.24	)(a)
Portfolio turnover	90	90	47	(n)
Net assets at end of period (000 omitted)	$406	$408	$89

See Notes to Financial Statements

23

Financial Highlights – continued

Class I	Year ended
	5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$11.94	$10.38	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$0.08	$0.05
Net realized and unrealized gain (loss)	2.33	1.55	0.36
Total from investment operations	$2.41	$1.63	$0.41
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.03)	$(0.03)
From net realized gain	(0.39)	(0.04)	—
Total distributions declared to shareholders	$(0.45)	$(0.07)	$(0.03)
Net asset value, end of period (x)	$13.90	$11.94	$10.38
Total return (%) (r)(s)(t)(x)	20.49	15.77	4.14	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	2.02	5.39	(a)
Expenses after expense reductions (f)	0.74	0.74	0.71	(a)
Net investment income (loss)	0.64	0.68	0.73	(a)
Portfolio turnover	90	90	47	(n)
Net assets at end of period (000 omitted)	$12,225	$752	$351

Class R1	Year ended
	5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$11.81	$10.33	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.05)	$(0.04)	$(0.02)
Net realized and unrealized gain (loss)	2.30	1.56	0.35
Total from investment operations	$2.25	$1.52	$0.33
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.00	)(w)
From net realized gain	(0.39)	(0.04)	—
Total distributions declared to shareholders	$(0.39)	$(0.04)	$(0.00	)(w)
Net asset value, end of period (x)	$13.67	$11.81	$10.33
Total return (%) (r)(s)(t)(x)	19.28	14.73	3.33	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.07	3.32	7.32	(a)
Expenses after expense reductions (f)	1.74	1.74	1.71	(a)
Net investment income (loss)	(0.39)	(0.35)	(0.24	)(a)
Portfolio turnover	90	90	47	(n)
Net assets at end of period (000 omitted)	$79	$63	$52

See Notes to Financial Statements

24

Financial Highlights – continued

Class R2	Year ended
	5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$11.89	$10.35	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.01	$0.02	$0.02
Net realized and unrealized gain (loss)	2.33	1.56	0.35
Total from investment operations	$2.34	$1.58	$0.37
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.02)
From net realized gain	(0.39)	(0.04)	—
Total distributions declared to shareholders	$(0.39)	$(0.04)	$(0.02)
Net asset value, end of period (x)	$13.84	$11.89	$10.35
Total return (%) (r)(s)(t)(x)	19.91	15.29	3.68	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.57	2.84	6.82	(a)
Expenses after expense reductions (f)	1.24	1.24	1.21	(a)
Net investment income (loss)	0.11	0.15	0.26	(a)
Portfolio turnover	90	90	47	(n)
Net assets at end of period (000 omitted)	$72	$60	$52

Class R3	Year ended
	5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$11.92	$10.36	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.05	$0.04
Net realized and unrealized gain (loss)	2.33	1.56	0.34
Total from investment operations	$2.38	$1.61	$0.38
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.01)	$(0.02)
From net realized gain	(0.39)	(0.04)	—
Total distributions declared to shareholders	$(0.42)	$(0.05)	$(0.02)
Net asset value, end of period (x)	$13.88	$11.92	$10.36
Total return (%) (r)(s)(t)(x)	20.21	15.54	3.86	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.32	2.59	6.57	(a)
Expenses after expense reductions (f)	0.99	0.99	0.96	(a)
Net investment income (loss)	0.36	0.40	0.51	(a)
Portfolio turnover	90	90	47	(n)
Net assets at end of period (000 omitted)	$72	$60	$52

See Notes to Financial Statements

25

Financial Highlights – continued

Class R4	Year ended
	5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$11.94	$10.37	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$0.07	$0.05
Net realized and unrealized gain (loss)	2.34	1.57	0.35
Total from investment operations	$2.42	$1.64	$0.40
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.03)	$(0.03)
From net realized gain	(0.39)	(0.04)	—
Total distributions declared to shareholders	$(0.45)	$(0.07)	$(0.03)
Net asset value, end of period (x)	$13.91	$11.94	$10.37
Total return (%) (r)(s)(t)(x)	20.54	15.87	4.04	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	2.34	6.32	(a)
Expenses after expense reductions (f)	0.74	0.74	0.71	(a)
Net investment income (loss)	0.61	0.65	0.76	(a)
Portfolio turnover	90	90	47	(n)
Net assets at end of period (000 omitted)	$73	$60	$52

Class R6	Year ended
	5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$11.94	$10.37	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.08	$0.05
Net realized and unrealized gain (loss)	2.34	1.57	0.35
Total from investment operations	$2.43	$1.65	$0.40
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.04)	$(0.03)
From net realized gain	(0.39)	(0.04)	—
Total distributions declared to shareholders	$(0.46)	$(0.08)	$(0.03)
Net asset value, end of period (x)	$13.91	$11.94	$10.37
Total return (%) (r)(s)(t)(x)	20.62	15.90	4.04	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.99	1.22	6.31	(a)
Expenses after expense reductions (f)	0.65	0.69	0.70	(a)
Net investment income (loss)	0.71	0.73	0.77	(a)
Portfolio turnover	90	90	47	(n)
Net assets at end of period (000 omitted)	$49,503	$46,259	$1,874

See Notes to Financial Statements

26

Financial Highlights – continued

Class 529A	Year ended
	5/31/18	5/31/17 (i)
Net asset value, beginning of period	$11.90	$10.74
Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	$0.04
Net realized and unrealized gain (loss)	2.35	1.19
Total from investment operations	$2.37	$1.23
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.03)
From net realized gain	(0.39)	(0.04)
Total distributions declared to shareholders	$(0.42)	$(0.07)
Net asset value, end of period (x)	$13.85	$11.90
Total return (%) (r)(s)(t)(x)	20.13	11.47	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.34	1.77	(a)
Expenses after expense reductions (f)	1.03	1.04	(a)
Net investment income (loss)	0.17	0.36	(a)
Portfolio turnover	90	90
Net assets at end of period (000 omitted)	$8,175	$287

Class 529B	Year ended
	5/31/18	5/31/17 (i)
Net asset value, beginning of period	$11.80	$10.70
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.07)	$(0.04)
Net realized and unrealized gain (loss)	2.32	1.18
Total from investment operations	$2.25	$1.14
Less distributions declared to shareholders
From net realized gain	$(0.39)	$(0.04)
Total distributions declared to shareholders	$(0.39)	$(0.04)
Net asset value, end of period (x)	$13.66	$11.80
Total return (%) (r)(s)(t)(x)	19.30	10.67	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.10	2.91	(a)
Expenses after expense reductions (f)	1.79	1.79	(a)
Net investment income (loss)	(0.54)	(0.42	)(a)
Portfolio turnover	90	90
Net assets at end of period (000 omitted)	$459	$55

See Notes to Financial Statements

27

Financial Highlights – continued

Class 529C	Year ended
	5/31/18	5/31/17 (i)
Net asset value, beginning of period	$11.79	$10.69
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.08)	$(0.04)
Net realized and unrealized gain (loss)	2.33	1.18
Total from investment operations	$2.25	$1.14
Less distributions declared to shareholders
From net realized gain	$(0.39)	$(0.04)
Total distributions declared to shareholders	$(0.39)	$(0.04)
Net asset value, end of period (x)	$13.65	$11.79
Total return (%) (r)(s)(t)(x)	19.31	10.68	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.08	2.84	(a)
Expenses after expense reductions (f)	1.79	1.79	(a)
Net investment income (loss)	(0.61)	(0.39	)(a)
Portfolio turnover	90	90
Net assets at end of period (000 omitted)	$1,721	$78

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, July 14, 2016 (Classes 529A, 529B, and 529C), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

28

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Blended Research Small Cap Equity Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

29

Notes to Financial Statements – continued

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining

30

Notes to Financial Statements – continued

the fair value of investments. The following is a summary of the levels used as of May 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$116,762,933	$—	$—	$116,762,933
Mutual Funds	1,754,985	—	—	1,754,985
Total	$118,517,918	$—	$—	$118,517,918

For further information regarding security characteristics, see the Portfolio of Investments.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $917,460. The fair value of the fund’s investment securities on loan and a related liability of $955,282 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification

31

Notes to Financial Statements – continued

clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

32

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 5/31/18	Year ended 5/31/17
Ordinary income (including any short-term capital gains)	$3,316,120	$323,011
Long-term capital gains	100,067	4,102
Total distributions	$3,416,187	$327,113

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/18
Cost of investments	$105,818,285
Gross appreciation	15,562,837
Gross depreciation	(2,863,204)
Net unrealized appreciation (depreciation)	$12,699,633
Undistributed ordinary income	2,216,505
Undistributed long-term capital gain	1,485,774

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. Effective April 23, 2018, Class C and Class 529C shares will convert to Class A and Class 529A shares, respectively, approximately ten years after purchase.

33

Notes to Financial Statements – continued

The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain
	Year ended 5/31/18	Year ended 5/31/17 (i)	Year ended 5/31/18	Year ended 5/31/17 (i)
Class A	$173,789	$7,110	$1,173,954	$10,903
Class B	—	—	8,486	778
Class C	—	—	12,536	537
Class I	24,711	1,779	151,546	2,196
Class R1	—	—	2,122	217
Class R2	—	—	1,954	212
Class R3	143	39	1,958	212
Class R4	299	169	1,963	212
Class R6	273,440	140,478	1,574,163	160,856
Class 529A	654	418	9,895	600
Class 529B	—	—	2,009	198
Class 529C	—	—	2,565	199
Total	$473,036	$149,993	$2,943,151	$177,120

(i)	For the period from the class inception, July 14, 2016 (Classes 529A, 529B, and 529C), through the stated period end.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.65%
In excess of $1 billion and up to $2.5 billion	0.60%
In excess of $2.5 billion	0.575%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended May 31, 2018, this management fee reduction amounted to $7,264, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2018 was equivalent to an annual effective rate of 0.64% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6	529A	529B	529C
0.99%	1.74%	1.74%	0.74%	1.74%	1.24%	0.99%	0.74%	0.70%	1.04%	1.79%	1.79%

34

Notes to Financial Statements – continued

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2018. For the year ended May 31, 2018, this reduction amounted to $257,531, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $3,753 and $1,467 for the year ended May 31, 2018, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$62,656
Class B	0.75%	0.25%	1.00%	1.00%	2,914
Class C	0.75%	0.25%	1.00%	1.00%	4,199
Class R1	0.75%	0.25%	1.00%	1.00%	703
Class R2	0.25%	0.25%	0.50%	0.50%	326
Class R3	—	0.25%	0.25%	0.25%	164
Class 529A	—	0.25%	0.25%	0.24%	4,693
Class 529B	0.75%	0.25%	1.00%	1.00%	1,415
Class 529C	0.75%	0.25%	1.00%	1.00%	4,369
Total Distribution and Service Fees					$81,439

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2018 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended May 31, 2018, this rebate amounted to $1,150, $266, $5, and $2 for Class A, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C and Class 529C shares are subject to a CDSC in

35

Notes to Financial Statements – continued

the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2018, were as follows:

Amount
Class A	$114
Class B	281
Class C	24
Class 529B	—
Class 529C	4

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. For the period from June 1, 2017 through December 10, 2017, the fund had entered into an agreement with MFD pursuant to which MFD received an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD had agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement terminated on December 10, 2017. For the period from June 1, 2017 through December 10, 2017, this waiver amounted to $120 and is included in the reduction of total expenses in the Statement of Operations. Effective December 11, 2017, the fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. The program manager fee incurred for the year ended May 31, 2018 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended May 31, 2018, were as follows:

	Fee	Waiver
Class 529A	$1,021	$82
Class 529B	87	16
Class 529C	240	22
Total Program Manager Fees and Waivers	$1,348	$120

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended May 31, 2018, the fee was $3,394, which equated to 0.0041% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2018, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $33,068.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative

36

Notes to Financial Statements – continued

services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2018 was equivalent to an annual effective rate of 0.0271% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended May 31, 2018, the fee paid by the fund under this agreement was $135 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On July 13, 2016, MFS purchased 4,655 shares of Class 529A, 4,673 shares of Class 529B, and 4,677 shares of Class 529C for an aggregate amount of $150,000 as an initial investment in the classes.

On July 22, 2016, MFS redeemed 171,017 shares of Class R6 for an aggregate amount of $1,900,000.

On August 15, 2017, MFS redeemed 5,042 shares of Class A, 821 shares of Class B, 823 shares of Class C, and 9,633 shares of Class R6 for an aggregate amount of $199,101.

At May 31, 2018, MFS held approximately 89%, 100%, 100%, and 100% of the outstanding shares of Class R1, Class R2, Class R3, and Class R4, respectively.

Effective January 3, 2018, the adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the period January 3, 2018 to May 31, 2018, this reimbursement amounted to $6,873, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended May 31, 2018, purchases and sales of investments, other than short-term obligations, aggregated $125,791,393 and $74,501,378, respectively.

37

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/18		Year ended 5/31/17 (i)
	Shares	Amount	Shares	Amount
Shares sold
Class A	3,318,926	$42,967,222	331,427	$3,861,273
Class B	11,044	143,276	13,012	145,914
Class C	8,486	109,871	28,415	330,013
Class I	889,281	11,609,708	60,917	712,336
Class R1	285	3,655	325	3,767
Class R6	847,504	10,769,945	4,587,991	50,927,705
Class 529A	592,114	7,814,791	27,780	322,988
Class 529B	29,196	380,882	4,673	50,000
Class 529C	137,642	1,793,285	6,580	72,593
	5,834,478	$75,592,635	5,061,120	$56,426,589

Shares issued to shareholders in reinvestment of distributions
Class A	8,846	$113,758	1,507	$17,997
Class B	665	8,486	66	778
Class C	984	12,536	45	537
Class I	13,653	176,257	332	3,975
Class R1	167	2,122	18	217
Class R2	152	1,954	17	212
Class R3	162	2,101	21	251
Class R4	175	2,262	32	381
Class R6	143,114	1,847,603	25,195	301,334
Class 529A	819	10,549	88	1,018
Class 529B	158	2,009	17	198
Class 529C	201	2,565	17	199
	169,096	$2,182,202	27,355	$327,097

Shares reacquired
Class A	(480,574)	$(6,191,045)	(83,676)	$(1,003,561)
Class B	(2,805)	(34,935)	(1,998)	(23,365)
Class C	(14,309)	(186,497)	(2,590)	(29,758)
Class I	(86,619)	(1,121,259)	(32,076)	(382,066)
Class R1	(12)	(153)	(1)	(11)
Class R6	(1,305,779)	(16,997,730)	(920,685)	(10,708,036)
Class 529A	(26,576)	(345,799)	(3,780)	(44,916)
Class 529B	(403)	(5,299)	—	—
Class 529C	(18,324)	(238,863)	—	—
	(1,935,401)	$(25,121,580)	(1,044,806)	$(12,191,713)

38

Notes to Financial Statements – continued

	Year ended 5/31/18		Year ended 5/31/17 (i)
	Shares	Amount	Shares	Amount
Net change
Class A	2,847,198	$36,889,935	249,258	$2,875,709
Class B	8,904	116,827	11,080	123,327
Class C	(4,839)	(64,090)	25,870	300,792
Class I	816,315	10,664,706	29,173	334,245
Class R1	440	5,624	342	3,973
Class R2	152	1,954	17	212
Class R3	162	2,101	21	251
Class R4	175	2,262	32	381
Class R6	(315,161)	(4,380,182)	3,692,501	40,521,003
Class 529A	566,357	7,479,541	24,088	279,090
Class 529B	28,951	377,592	4,690	50,198
Class 529C	119,519	1,556,987	6,597	72,792
	4,068,173	$52,653,257	4,043,669	$44,561,973

(i)	For the period from the class inception, July 14, 2016 (Classes 529A, 529B, and 529C), through the stated period end.

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Lifetime 2040 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, and the MFS Lifetime 2055 Fund were the owners of record of approximately 9%, 8%, 5%, 5%, 4%, 4%, 3%, 3%, and 2%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2060 Fund was the owner of record of less than 1% of the value of outstanding voting shares.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended May 31, 2018, the fund’s commitment fee and interest expense were $460 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

39

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		1,122,118	66,766,271	(67,088,606)	799,783

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(214)	$(25)	$—	$19,329	$799,703

40

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and the Shareholders of MFS Blended Research Small Cap Equity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Blended Research Small Cap Equity Fund (the “Fund”), including the portfolio of investments, as of May 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from September 15, 2015 (the commencement of the Fund’s investment operations) through May 31, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from September 15, 2015 (the commencement of the Fund’s investment operations) through May 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

July 16, 2018

We have served as the auditor of one or more of the MFS investment companies since 1924.

41

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 56)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 66)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A
Michael Hegarty (age 73)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)
Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 60)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head –Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 49)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal

45

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

46

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Jim Fallon
Matt Krummell
Jonathan Sage
Jed Stocks

47

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

48

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2018 income tax forms in January 2019. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $197,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 13.85% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

49

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

50

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

51

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o DST Asset Manager Solutions, Inc.

30 Dan Road

Canton, MA 02021-2809

Annual Report

May 31, 2018

MFS® Blended Research® Value Equity Fund

BRU-ANN

MFS® Blended Research® Value Equity Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Rising bond yields, international trade friction and geopolitical uncertainty have contributed to a measurable uptick in market volatility — a departure from the low-volatility environment that prevailed for much of 2017. In recent months, against this backdrop, global markets have given back some of the strong gains recorded during 2017 and early 2018. Global economic growth remains healthy, notwithstanding signs of a modest slowdown over the past few months, particularly in Europe.

Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. Newly enacted U.S. tax reforms have been welcomed by equity markets, while emerging market economies have benefited from the solid macroeconomic backdrop.

Around the world, inflation remains largely subdued, but tight labor markets and solid global demand have investors on the lookout for its potential resurgence. Increased U.S. protectionism is also a growing concern, as investors fear that trade disputes could disrupt the synchronized rise in global growth.

As a global investment manager, MFS® strives to create long-term value and protect capital for clients through an active approach and an investment platform built on nearly a century of expertise. To make that long-term value meaningful for clients, we work to align with you on our beliefs, your needs and the time it takes to deliver on your desired outcomes.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

July 16, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
JPMorgan Chase & Co.	4.1%
Bank of America Corp.	3.6%
Cisco Systems, Inc.	3.1%
Johnson & Johnson	2.7%
Citigroup, Inc.	2.6%
Intel Corp.	2.0%
Medtronic PLC	1.9%
Phillips 66	1.9%
PNC Financial Services Group, Inc.	1.8%
Exxon Mobil Corp.	1.8%

Equity sectors
Financial Services	29.8%
Health Care	15.5%
Energy	12.4%
Utilities & Communications	8.4%
Technology	7.9%
Consumer Staples	6.2%
Industrial Goods & Services	5.8%
Basic Materials	2.3%
Leisure	2.3%
Autos & Housing	2.3%
Transportation	2.0%
Retailing	1.8%
Special Products & Services	1.3%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of May 31, 2018.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2018, Class A shares of the MFS Blended Research Value Equity Fund (“fund”) provided a total return of 12.18%, at net asset value. This compares with a return of 8.25% for the fund’s benchmark, the Russell 1000® Value Index.

Market Environment

Despite continued solid global economic growth, financial markets were buffeted by increased volatility late in the reporting period. The increase in volatility dented what appeared to have been high levels of investor confidence, leading to a correction in elevated valuations. Valuations are now more in line with long-term averages after the recent bout of market weakness. So far, the rise in volatility has not disrupted the synchronized upturn in growth, though developed markets showed signs of a modest slowdown in the expansion’s pace in early 2018.

During the period, the US Federal Reserve raised rates by 75 basis points, bringing the total number of hikes to six since the central bank began to normalize monetary policy in late 2015. The growth rate in the US, eurozone and Japan remains above potential, though inflation remains contained, particularly outside the US. In the middle of the period, the European Central Bank announced that it was extending its asset purchase program until the end of September 2018, but cut its pace of asset purchases in half as economic conditions improved. Both the Bank of England (“BOE”) and the Bank of Canada raised rates during the period, the BOE for the first time in a decade. The European political backdrop became a bit more volatile late in the period, spurred by a chaotic process which resulted in the formation of an anti-establishment coalition government in Italy.

Bond yields rose in most developed economies during the period, but they remain low by historic standards. Credit spreads remained relatively tight, but widened modestly late in the period as market volatility increased. Increasing concern over growing global trade friction risks appeared to have weighed on business sentiment during the period’s second half. International trade negotiations took a number of unpredictable swings late in the period, with investors largely taking a wait-and-see approach.

Contributors to Performance

Stock selection in the energy sector contributed to performance relative to the Russell 1000® Value Index. Here, the fund’s overweight positions in independent oil refiners Valero Energy, Phillips 66 and Rice Energy (h) contributed to relative results as all three companies outpaced the index during the reporting year.

A combination of stock selection and an underweight position in the industrial goods & services sector also aided relative performance. Within this sector, the fund’s underweight holding of diversified industrial conglomerate General Electric (h) contributed positively to relative performance. The share price of General Electric reacted negatively to news that the company would be taking a sizeable charge to shore up its long-term care insurance reserves and will need to increase its reserves by

3

Management Review – continued

an additional $15 billion over the next seven years. The company also reported mixed results that were hurt by continued weakness in its power business.

Stock selection within the retailing sector also aided relative performance. Here, the fund’s overweight position in apparel retailer Urban Outfitters contributed to relative performance. Shares of Urban Outfitters rose as the company posted better-than-expected results during the year, owing to growth in comparable store sales across all divisions.

Elsewhere, the fund’s overweight positions in shares of network equipment company Cisco Systems, power generation company NRG Energy, financial services firm Bank of America and high-performance laser manufacturer IPG Photonics (h) bolstered relative results. Shares of Cisco Systems outperformed the index during the reporting period as the company reported sales and earnings which came in ahead of consensus estimates as margins benefited from favorable mix and cost discipline. Its management team highlighted strong demand for its next-generation subscription-based switching platform as a key reason for its optimism moving forward.

Furthermore, not holding specialty pharmaceutical company Allergan further supported relative performance. Despite beating earnings expectations, shares of Allergan fell as investors appeared to have reacted negatively to impairment charges primarily related to Restasis, Aczone and the company’s investment in Teva Pharma. A Texas federal district court ruling invalidated four of the firm’s patents related to blockbuster drug Restasis, potentially opening the market to a generic version of the drug years earlier than expected. Further pressure from generic drug-makers was seen later in the period, with news of a possible competitor to Botox driving shares lower.

Detractors from Performance

Stock selection within the leisure sector hindered relative returns. The fund’s overweight position in cable services provider Comcast detracted from relative returns. Shares of Comcast fell as investors appeared to have reacted negatively to the announced bid for UK-based satellite television broadcaster Sky.

An overweight position in the consumer staples sector also detracted from relative performance. Here, the fund’s overweight holdings of commercial products manufacturer Newell Brands and food company J.M. Smucker held back results. Shares of Newell Brands fell steeply on the pre-announcement of disappointing financial results and news that three board members (prior management of acquired company Jarden) had resigned. Holdings of tobacco company Altria Group (b) further weighed on relative returns.

Within other sectors, the fund’s overweight positions in utility company PPL, real estate services provider Realogy Holdings (h), health services and information technology company McKesson and wireless service provider Sprint Nextel (h) hurt relative performance. The fund’s holdings of biopharmaceutical company Celgene (b) also held back relative results. Shares of Celgene were down for the year after the company settled with Allergan on its Abraxane patents, which will allow Allergan to sell the generic equivalent in the US starting in 2022, rather than in 2026, as previously thought. Not owning shares of oil and gas company ConocoPhillips further hurt relative performance as the stock outpaced the benchmarks during the reporting year.

4

Management Review – continued

Respectfully,

Portfolio Manager(s)

Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 5/31/18

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 5/31/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	Life (t)
A	9/15/15	12.18%	11.67%
B	9/15/15	11.36%	10.85%
C	9/15/15	11.33%	10.82%
I	9/15/15	12.40%	11.97%
R1	9/15/15	11.37%	10.87%
R2	9/15/15	11.93%	11.41%
R3	9/15/15	12.24%	11.71%
R4	9/15/15	12.49%	11.96%
R6	9/15/15	12.55%	12.03%
Comparative benchmark(s)
Russell 1000® Value Index (f)		8.25%	12.14%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		5.73%	9.26%
B With CDSC (Declining over six years from 4% to 0%) (v)		7.36%	9.91%
C With CDSC (1% for 12 months) (v)		10.33%	10.82%

CDSC – Contingent Deferred Sales Charge.

Class	I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Russell 1000® Value Index – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

7

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2017 through May 31, 2018

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2017 through May 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/17	Ending Account Value 5/31/18	Expenses Paid During Period (p) 12/01/17-5/31/18
A	Actual	0.74%	$1,000.00	$1,010.16	$3.71
	Hypothetical (h)	0.74%	$1,000.00	$1,021.24	$3.73
B	Actual	1.49%	$1,000.00	$1,006.05	$7.45
	Hypothetical (h)	1.49%	$1,000.00	$1,017.50	$7.49
C	Actual	1.49%	$1,000.00	$1,006.16	$7.45
	Hypothetical (h)	1.49%	$1,000.00	$1,017.50	$7.49
I	Actual	0.49%	$1,000.00	$1,010.92	$2.46
	Hypothetical (h)	0.49%	$1,000.00	$1,022.49	$2.47
R1	Actual	1.49%	$1,000.00	$1,006.24	$7.45
	Hypothetical (h)	1.49%	$1,000.00	$1,017.50	$7.49
R2	Actual	0.99%	$1,000.00	$1,008.65	$4.96
	Hypothetical (h)	0.99%	$1,000.00	$1,020.00	$4.99
R3	Actual	0.74%	$1,000.00	$1,010.86	$3.71
	Hypothetical (h)	0.74%	$1,000.00	$1,021.24	$3.73
R4	Actual	0.49%	$1,000.00	$1,010.88	$2.46
	Hypothetical (h)	0.49%	$1,000.00	$1,022.49	$2.47
R6	Actual	0.39%	$1,000.00	$1,011.54	$1.96
	Hypothetical (h)	0.39%	$1,000.00	$1,022.99	$1.97

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

5/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.0%
Issuer	Shares/Par	Value ($)

Aerospace - 3.4%
Honeywell International, Inc.	6,639	$981,975
Lockheed Martin Corp.	4,029	1,267,282
Textron, Inc.	11,099	738,971
United Technologies Corp.	23,422	2,923,534

		$5,911,762
Airlines - 0.8%
Copa Holdings S.A., “A”	12,748	$1,412,478

Alcoholic Beverages - 0.9%
Molson Coors Brewing Co.	24,299	$1,498,033

Automotive - 1.3%
Lear Corp.	11,278	$2,233,044

Biotechnology - 1.2%
Biogen, Inc. (a)	3,153	$926,856
Celgene Corp. (a)	15,196	1,195,621

		$2,122,477
Business Services - 1.3%
DXC Technology Co.	23,777	$2,190,099

Cable TV - 1.0%
Comcast Corp., “A”	58,937	$1,837,656

Chemicals - 1.4%
CF Industries Holdings, Inc.	60,574	$2,492,014

Computer Software - 0.8%
Oracle Corp.	30,934	$1,445,236

Computer Software - Systems - 1.0%
Hewlett Packard Enterprise	119,192	$1,816,486

Construction - 1.0%
Owens Corning	27,808	$1,758,022

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Consumer Products - 1.5%
Newell Brands, Inc.	29,942	$706,032
Procter & Gamble Co.	27,276	1,995,785

		$2,701,817
Containers - 0.9%
Graphic Packaging Holding Co.	107,790	$1,560,799

Electronics - 3.0%
Applied Materials, Inc.	35,433	$1,799,288
Intel Corp.	63,595	3,510,444

		$5,309,732
Energy - Independent - 8.7%
Anadarko Petroleum Corp.	22,524	$1,572,175
Concho Resources, Inc. (a)	3,447	473,308
EOG Resources, Inc.	22,836	2,690,309
Marathon Petroleum Corp.	15,814	1,249,781
Noble Energy, Inc.	62,207	2,220,790
Occidental Petroleum Corp.	25,677	2,162,003
Phillips 66	27,935	3,254,148
Valero Energy Corp.	13,816	1,674,499

		$15,297,013
Energy - Integrated - 2.4%
Chevron Corp.	8,708	$1,082,405
Exxon Mobil Corp.	38,914	3,161,373

		$4,243,778
Food & Beverages - 2.2%
Archer Daniels Midland Co.	17,415	$761,384
J.M. Smucker Co.	15,112	1,624,540
Tyson Foods, Inc., “A”	21,500	1,450,605

		$3,836,529
Gaming & Lodging - 0.5%
Royal Caribbean Cruises Ltd.	8,410	$882,882

General Merchandise - 0.7%
Target Corp.	17,265	$1,258,446

Health Maintenance Organizations - 1.4%
Cigna Corp.	5,878	$995,557
Humana Inc.	5,262	1,531,137

		$2,526,694

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Insurance - 6.6%
Allstate Corp.	11,871	$1,109,701
Berkshire Hathaway, Inc., “B” (a)	14,840	2,842,305
Chubb Ltd.	18,086	2,363,659
Loews Corp.	13,540	661,700
MetLife, Inc.	58,851	2,706,558
Prudential Financial, Inc.	20,516	1,986,769

		$11,670,692
Machinery & Tools - 2.4%
Eaton Corp. PLC	33,891	$2,595,373
Ingersoll-Rand Co. Ltd., “A”	9,334	817,099
Regal Beloit Corp.	11,003	874,188

		$4,286,660
Major Banks - 10.9%
Bank of America Corp.	215,803	$6,266,919
Goldman Sachs Group, Inc.	2,578	582,319
JPMorgan Chase & Co.	67,790	7,254,208
PNC Financial Services Group, Inc.	22,574	3,237,337
Wells Fargo & Co.	33,816	1,825,726

		$19,166,509
Medical & Health Technology & Services - 4.1%
Express Scripts Holding Co. (a)	27,620	$2,093,872
McKesson Corp.	17,264	2,450,452
Walgreens Boots Alliance, Inc.	43,725	2,728,003

		$7,272,327
Medical Equipment - 2.3%
Medtronic PLC	38,222	$3,299,323
Zimmer Biomet Holdings, Inc.	6,541	729,387

		$4,028,710
Natural Gas - Pipeline - 0.3%
Cheniere Energy, Inc. (a)	6,763	$450,551

Network & Telecom - 3.1%
Cisco Systems, Inc.	125,619	$5,365,188

Oil Services - 1.3%
Halliburton Co.	46,640	$2,319,874

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Other Banks & Diversified Financials - 6.3%
Citigroup, Inc.	67,373	$4,493,105
Discover Financial Services	37,263	2,752,245
Synchrony Financial	74,806	2,590,532
Zions Bancorporation	22,595	1,238,432

		$11,074,314
Pharmaceuticals - 6.4%
Bristol-Myers Squibb Co.	41,562	$2,186,992
Eli Lilly & Co.	28,213	2,399,234
Johnson & Johnson	39,013	4,666,735
Pfizer, Inc.	56,393	2,026,201

		$11,279,162
Railroad & Shipping - 1.2%
Union Pacific Corp.	14,632	$2,088,864

Real Estate - 6.0%
AGNC Investment Corp., REIT	29,012	$546,006
Brixmor Property Group Inc., REIT	59,768	949,116
CubeSmart, REIT	47,470	1,447,835
Extra Space Storage, Inc., REIT	23,864	2,296,910
Hilton Grand Vacations, Inc. (a)	12,840	510,518
Medical Properties Trust, Inc., REIT	121,833	1,653,274
Store Capital Corp., REIT	78,948	2,115,806
Weyerhaeuser Co., REIT	27,261	1,017,653

		$10,537,118
Restaurants - 0.8%
Aramark	34,248	$1,329,507

Specialty Stores - 1.1%
Urban Outfitters, Inc. (a)	47,474	$1,972,070

Telephone Services - 1.7%
AT&T, Inc.	48,234	$1,558,923
Verizon Communications, Inc.	29,569	1,409,554

		$2,968,477
Tobacco - 1.6%
Altria Group, Inc.	21,538	$1,200,528
Philip Morris International, Inc.	20,400	1,622,616

		$2,823,144

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Utilities - Electric Power - 6.5%
AES Corp.	48,467	$617,954
American Electric Power Co., Inc.	14,704	999,137
Exelon Corp.	69,583	2,880,040
NextEra Energy, Inc.	11,487	1,904,660
NRG Energy, Inc.	73,461	2,514,570
PPL Corp.	87,635	2,394,188

		$11,310,549
Total Common Stocks (Identified Cost, $156,306,150)		$172,278,713

Investment Companies (h) - 1.9%
Money Market Funds - 1.9%
MFS Institutional Money Market Portfolio, 1.82% (v) (Identified Cost, $3,295,692)	3,296,336	$3,296,006

Other Assets, Less Liabilities - 0.1%		302,383
Net Assets - 100.0%		$175,877,102

(a)	Non-income producing security.
(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $3,296,006 and $172,278,713, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/18

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $156,306,150)	$172,278,713
Investments in affiliated issuers, at value (identified cost, $3,295,692)	3,296,006
Receivables for
Fund shares sold	28,966
Dividends	450,340
Receivable from investment adviser	20,905
Other assets	602
Total assets	$176,075,532
Liabilities
Payables for
Fund shares reacquired	$108,032
Payable to affiliates
Shareholder servicing costs	18,121
Distribution and service fees	779
Payable for independent Trustees’ compensation	10
Accrued expenses and other liabilities	71,488
Total liabilities	$198,430
Net assets	$175,877,102
Net assets consist of
Paid-in capital	$155,820,042
Unrealized appreciation (depreciation)	15,972,877
Accumulated net realized gain (loss)	2,761,762
Undistributed net investment income	1,322,421
Net assets	$175,877,102
Shares of beneficial interest outstanding	13,635,578

16

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$53,388,071	4,157,603	$12.84
Class B	163,588	12,766	12.81
Class C	538,791	42,211	12.76
Class I	821,511	63,621	12.91
Class R1	66,127	5,163	12.81
Class R2	69,441	5,395	12.87
Class R3	186,841	14,488	12.90
Class R4	67,942	5,262	12.91
Class R6	120,574,790	9,329,069	12.92

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $13.62 [100 / 94.25 x $12.84]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/18

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$3,540,613
Dividends from affiliated issuers	33,095
Other	3,756
Total investment income	$3,577,464
Expenses
Management fee	$620,662
Distribution and service fees	86,130
Shareholder servicing costs	35,215
Administrative services fee	33,511
Independent Trustees’ compensation	4,434
Custodian fee	11,871
Shareholder communications	9,188
Audit and tax fees	53,764
Legal fees	2,159
Registration fees	128,902
Miscellaneous	18,632
Total expenses	$1,004,468
Reduction of expenses by investment adviser and distributor	(278,256)
Net expenses	$726,212
Net investment income (loss)	$2,851,252
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$5,982,707
Affiliated issuers	(480)
Net realized gain (loss)	$5,982,227
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$8,351,223
Affiliated issuers	212
Net unrealized gain (loss)	$8,351,435
Net realized and unrealized gain (loss)	$14,333,662
Change in net assets from operations	$17,184,914

See Notes to Financial Statements

18

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	5/31/18	5/31/17
Change in net assets
From operations
Net investment income (loss)	$2,851,252	$1,616,192
Net realized gain (loss)	5,982,227	1,180,646
Net unrealized gain (loss)	8,351,435	7,465,427
Change in net assets from operations	$17,184,914	$10,262,265
Distributions declared to shareholders
From net investment income	$(2,365,112)	$(800,055)
From net realized gain	(4,136,153)	—
Total distributions declared to shareholders	$(6,501,265)	$(800,055)
Change in net assets from fund share transactions	$47,054,951	$105,731,652
Total change in net assets	$57,738,600	$115,193,862
Net assets
At beginning of period	118,138,502	2,944,640
At end of period (including undistributed net investment income of $1,322,421 and $836,281, respectively)	$175,877,102	$118,138,502

See Notes to Financial Statements

19

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$11.85	$10.57	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.18	$0.12
Net realized and unrealized gain (loss)	1.22	1.16	0.55
Total from investment operations	$1.44	$1.34	$0.67
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.06)	$(0.06)
From net realized gain	(0.29)	—	(0.04)
Total distributions declared to shareholders	$(0.45)	$(0.06)	$(0.10)
Net asset value, end of period (x)	$12.84	$11.85	$10.57
Total return (%) (r)(s)(t)(x)	12.18	12.71	6.70	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.91	1.90	5.03	(a)
Expenses after expense reductions (f)	0.74	0.74	0.71	(a)
Net investment income (loss)	1.72	1.59	1.74	(a)
Portfolio turnover	61	51	33	(n)
Net assets at end of period (000 omitted)	$53,388	$1,012	$420

See Notes to Financial Statements

20

Financial Highlights – continued

Class B	Year ended
	5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$11.79	$10.55	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.10	$0.07
Net realized and unrealized gain (loss)	1.24	1.15	0.55
Total from investment operations	$1.34	$1.25	$0.62
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.01)	$(0.03)
From net realized gain	(0.29)	—	(0.04)
Total distributions declared to shareholders	$(0.32)	$(0.01)	$(0.07)
Net asset value, end of period (x)	$12.81	$11.79	$10.55
Total return (%) (r)(s)(t)(x)	11.36	11.80	6.20	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.66	2.53	6.53	(a)
Expenses after expense reductions (f)	1.49	1.49	1.46	(a)
Net investment income (loss)	0.80	0.84	0.94	(a)
Portfolio turnover	61	51	33	(n)
Net assets at end of period (000 omitted)	$164	$148	$60

Class C	Year ended
	5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$11.74	$10.53	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.10	$0.07
Net realized and unrealized gain (loss)	1.23	1.14	0.54
Total from investment operations	$1.33	$1.24	$0.61
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.03)	$(0.04)
From net realized gain	(0.29)	—	(0.04)
Total distributions declared to shareholders	$(0.31)	$(0.03)	$(0.08)
Net asset value, end of period (x)	$12.76	$11.74	$10.53
Total return (%) (r)(s)(t)(x)	11.33	11.81	6.16	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.67	2.33	6.15	(a)
Expenses after expense reductions (f)	1.49	1.49	1.46	(a)
Net investment income (loss)	0.77	0.83	0.91	(a)
Portfolio turnover	61	51	33	(n)
Net assets at end of period (000 omitted)	$539	$586	$137

See Notes to Financial Statements

21

Financial Highlights – continued

Class I	Year ended
	5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$11.89	$10.60	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.21	$0.14
Net realized and unrealized gain (loss)	1.24	1.16	0.56
Total from investment operations	$1.47	$1.37	$0.70
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.08)	$(0.06)
From net realized gain	(0.29)	—	(0.04)
Total distributions declared to shareholders	$(0.45)	$(0.08)	$(0.10)
Net asset value, end of period (x)	$12.91	$11.89	$10.60
Total return (%) (r)(s)(t)(x)	12.40	12.96	7.02	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.67	1.43	5.02	(a)
Expenses after expense reductions (f)	0.49	0.49	0.46	(a)
Net investment income (loss)	1.81	1.84	1.95	(a)
Portfolio turnover	61	51	33	(n)
Net assets at end of period (000 omitted)	$822	$533	$189

Class R1	Year ended
	5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$11.80	$10.55	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.10	$0.07
Net realized and unrealized gain (loss)	1.24	1.15	0.55
Total from investment operations	$1.34	$1.25	$0.62
Less distributions declared to shareholders
From net investment income	$(0.04)	$—	$(0.03)
From net realized gain	(0.29)	—	(0.04)
Total distributions declared to shareholders	$(0.33)	$—	$(0.07)
Net asset value, end of period (x)	$12.81	$11.80	$10.55
Total return (%) (r)(s)(t)(x)	11.37	11.85	6.20	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.66	3.03	6.58	(a)
Expenses after expense reductions (f)	1.49	1.49	1.46	(a)
Net investment income (loss)	0.78	0.85	0.95	(a)
Portfolio turnover	61	51	33	(n)
Net assets at end of period (000 omitted)	$66	$59	$53

See Notes to Financial Statements

22

Financial Highlights – continued

Class R2	Year ended
	5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$11.85	$10.57	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.15	$0.10
Net realized and unrealized gain (loss)	1.25	1.16	0.55
Total from investment operations	$1.41	$1.31	$0.65
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.03)	$(0.04)
From net realized gain	(0.29)	—	(0.04)
Total distributions declared to shareholders	$(0.39)	$(0.03)	$(0.08)
Net asset value, end of period (x)	$12.87	$11.85	$10.57
Total return (%) (r)(s)(t)(x)	11.93	12.38	6.56	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.16	2.53	6.08	(a)
Expenses after expense reductions (f)	0.99	0.99	0.96	(a)
Net investment income (loss)	1.29	1.35	1.45	(a)
Portfolio turnover	61	51	33	(n)
Net assets at end of period (000 omitted)	$69	$60	$53

Class R3	Year ended
	5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$11.87	$10.58	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.18	$0.12
Net realized and unrealized gain (loss)	1.24	1.16	0.55
Total from investment operations	$1.45	$1.34	$0.67
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.05)	$(0.05)
From net realized gain	(0.29)	—	(0.04)
Total distributions declared to shareholders	$(0.42)	$(0.05)	$(0.09)
Net asset value, end of period (x)	$12.90	$11.87	$10.58
Total return (%) (r)(s)(t)(x)	12.24	12.72	6.74	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.91	2.27	5.83	(a)
Expenses after expense reductions (f)	0.74	0.74	0.71	(a)
Net investment income (loss)	1.64	1.60	1.70	(a)
Portfolio turnover	61	51	33	(n)
Net assets at end of period (000 omitted)	$187	$60	$53

See Notes to Financial Statements

23

Financial Highlights – continued

Class R4	Year ended
	5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$11.88	$10.59	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.21	$0.14
Net realized and unrealized gain (loss)	1.25	1.16	0.55
Total from investment operations	$1.48	$1.37	$0.69
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.08)	$(0.06)
From net realized gain	(0.29)	—	(0.04)
Total distributions declared to shareholders	$(0.45)	$(0.08)	$(0.10)
Net asset value, end of period (x)	$12.91	$11.88	$10.59
Total return (%) (r)(s)(t)(x)	12.49	12.96	6.92	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.66	2.02	5.58	(a)
Expenses after expense reductions (f)	0.49	0.49	0.46	(a)
Net investment income (loss)	1.78	1.85	1.95	(a)
Portfolio turnover	61	51	33	(n)
Net assets at end of period (000 omitted)	$68	$60	$53

Class R6	Year ended
	5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$11.89	$10.59	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.22	$0.14
Net realized and unrealized gain (loss)	1.25	1.16	0.55
Total from investment operations	$1.49	$1.38	$0.69
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.08)	$(0.06)
From net realized gain	(0.29)	—	(0.04)
Total distributions declared to shareholders	$(0.46)	$(0.08)	$(0.10)
Net asset value, end of period (x)	$12.92	$11.89	$10.59
Total return (%) (r)(s)(t)(x)	12.55	13.08	6.92	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.57	0.65	5.57	(a)
Expenses after expense reductions (f)	0.39	0.45	0.45	(a)
Net investment income (loss)	1.87	1.88	1.96	(a)
Portfolio turnover	61	51	33	(n)
Net assets at end of period (000 omitted)	$120,575	$115,619	$1,925

See Notes to Financial Statements

24

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

25

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Blended Research Value Equity Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The

26

Notes to Financial Statements – continued

values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets.

Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes

27

Notes to Financial Statements – continued

unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$172,278,713	$—	$—	$172,278,713
Mutual Funds	3,296,006	—	—	3,296,006
Total	$175,574,719	$—	$—	$175,574,719

For further information regarding security characteristics, see the Portfolio of Investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts

28

Notes to Financial Statements – continued

in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 5/31/18	Year ended 5/31/17
Ordinary income (including any short-term capital gains)	$5,212,129	$800,055
Long-term capital gains	1,289,136	—
Total distributions	$6,501,265	$800,055

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/18
Cost of investments	$159,867,416
Gross appreciation	20,983,667
Gross depreciation	(5,276,364)
Net unrealized appreciation (depreciation)	$15,707,303
Undistributed ordinary income	2,163,791
Undistributed long-term capital gain	2,185,966

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Effective April 23, 2018, Class C shares will

29

Notes to Financial Statements – continued

convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain
	Year ended 5/31/18	Year ended 5/31/17	Year ended 5/31/18	Year ended 5/31/17
Class A	$646,666	$3,951	$1,169,306	$—
Class B	291	44	3,039	—
Class C	734	1,022	11,204	—
Class I	7,849	2,697	14,162	—
Class R1	205	—	1,479	—
Class R2	532	144	1,521	—
Class R3	668	276	1,489	—
Class R4	825	409	1,495	—
Class R6	1,707,342	791,512	2,932,458	—
Total	$2,365,112	$800,055	$4,136,153	$—

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.40%
In excess of $1 billion and up to $2.5 billion	0.375%
In excess of $2.5 billion	0.35%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended May 31, 2018, this management fee reduction amounted to $13,503, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2018 was equivalent to an annual effective rate of 0.39% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6
0.74%	1.49%	1.49%	0.49%	1.49%	0.99%	0.74%	0.49%	0.45%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2018. For the year ended May 31, 2018, this reduction amounted to $264,747, which is included in the reduction of total expenses in the Statement of Operations.

30

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $1,987 for the year ended May 31, 2018, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$78,227
Class B	0.75%	0.25%	1.00%	1.00%	1,410
Class C	0.75%	0.25%	1.00%	1.00%	5,251
Class R1	0.75%	0.25%	1.00%	1.00%	645
Class R2	0.25%	0.25%	0.50%	0.50%	330
Class R3	—	0.25%	0.25%	0.25%	267
Total Distribution and Service Fees					$86,130

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2018 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended May 31, 2018, this rebate amounted to $6 for Class A and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2018, were as follows:

Amount
Class A	$—
Class B	333
Class C	27

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the

31

Notes to Financial Statements – continued

year ended May 31, 2018, the fee was $1,160, which equated to 0.0007% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2018, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $34,055.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2018 was equivalent to an annual effective rate of 0.0216% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended May 31, 2018, the fee paid by the fund under this agreement was $271 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On September 22, 2016, MFS redeemed 173,516 shares of Class R6 for an aggregate amount of $1,900,000.

On March 16, 2017, MFS purchased 1,815 shares of Class I for an aggregate amount of $21,960.

On August 15, 2017, MFS redeemed 959, 893, 896, 982, and 8,280 shares of Class A, Class B, Class C, Class I, and Class R6, respectively, for an aggregate amount of $147,499.

At May 31, 2018, MFS held approximately 100%, 97%, and 100% of the outstanding shares of Class R1, Class R2, and Class R4, respectively.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”)

32

Notes to Financial Statements – continued

pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended May 31, 2018, the fund engaged in sale transactions pursuant to this policy, which amounted to $650,151. The sales transactions resulted in net realized gains (losses) of $(337,576).

Effective January 3, 2018, the adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the period January 3, 2018 to May 31, 2018, this reimbursement amounted to $3,688, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended May 31, 2018, purchases and sales of investments, other than short-term obligations, aggregated $136,259,008 and $93,909,405, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/18		Year ended 5/31/17
	Shares	Amount	Shares	Amount
Shares sold
Class A	4,611,768	$59,312,835	80,136	$917,231
Class B	3,764	48,777	7,531	85,805
Class C	6,119	78,073	38,277	441,024
Class I	22,469	291,596	45,802	533,387
Class R2	184	2,419	—	—
Class R3	9,254	125,100	—	—
Class R6	1,806,472	22,954,272	10,949,477	120,600,722
	6,460,030	$82,813,072	11,121,223	$122,578,169

Shares issued to shareholders in reinvestment of distributions
Class A	3,055	$39,471	335	$3,913
Class B	257	3,330	4	44
Class C	926	11,938	88	1,022
Class I	1,696	22,011	230	2,697
Class R1	130	1,684	—	—
Class R2	158	2,053	12	144
Class R3	166	2,157	24	276
Class R4	179	2,320	35	409
Class R6	357,182	4,639,799	67,593	791,512
	363,749	$4,724,763	68,321	$800,017

33

Notes to Financial Statements – continued

	Year ended 5/31/18		Year ended 5/31/17
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(542,652)	$(7,068,787)	(34,758)	$(395,561)
Class B	(3,817)	(46,669)	(681)	(7,942)
Class C	(14,737)	(180,206)	(1,499)	(17,662)
Class I	(5,363)	(66,587)	(19,052)	(226,387)
Class R6	(2,557,082)	(33,120,635)	(1,476,313)	(16,998,982)
	(3,123,651)	$(40,482,884)	(1,532,303)	$(17,646,534)

Net change
Class A	4,072,171	$52,283,519	45,713	$525,583
Class B	204	5,438	6,854	77,907
Class C	(7,692)	(90,195)	36,866	424,384
Class I	18,802	247,020	26,980	309,697
Class R1	130	1,684	—	—
Class R2	342	4,472	12	144
Class R3	9,420	127,257	24	276
Class R4	179	2,320	35	409
Class R6	(393,428)	(5,526,564)	9,540,757	104,393,252
	3,700,128	$47,054,951	9,657,241	$105,731,652

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Lifetime 2030 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, and the MFS Lifetime 2055 Fund were the owners of record of approximately 15%, 14%, 7%, 7%, 6%, 6%, 5%, 5%, and 3%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2060 Fund was the owner of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the

34

Notes to Financial Statements – continued

year ended May 31, 2018, the fund’s commitment fee and interest expense were $904 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		1,704,145	82,422,289	(80,830,098)	3,296,336

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(480)	$212	$—	$33,095	$3,296,006

35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and the Shareholders of MFS Blended Research Value Equity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Blended Research Value Equity Fund (the “Fund”), including the portfolio of investments, as of May 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from September 15, 2015 (the commencement of the Fund’s investment operations) through May 31, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights each of the two years in the period then ended and for the period from September 15, 2015 (the commencement of the Fund’s investment operations) through May 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

July 16, 2018

We have served as the auditor of one or more of the MFS investment companies since 1924.

36

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 56)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 66)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

37

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A
Michael Hegarty (age 73)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)
Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 60)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

38

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head –Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 49)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

41

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Jim Fallon
Matt Krummell
Jonathan Sage
Jed Stocks

42

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

43

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2018 income tax forms in January 2019. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $1,660,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 55.76% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

44

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

45

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

46

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o DST Asset Manager Solutions, Inc.

30 Dan Road

Canton, MA 02021-2809

Annual Report

May 31, 2018

MFS® Blended Research® Mid Cap Equity Fund

BMS-ANN

MFS® Blended Research® Mid Cap Equity Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Rising bond yields, international trade friction and geopolitical uncertainty have contributed to a measurable uptick in market volatility — a departure from the low-volatility environment that prevailed for much of 2017. In recent months, against this backdrop, global markets have given back some of the strong gains recorded during 2017 and early 2018. Global economic growth remains healthy, notwithstanding signs of a modest slowdown over the past few months, particularly in Europe.

Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. Newly enacted U.S. tax reforms have been welcomed by equity markets, while emerging market economies have benefited from the solid macroeconomic backdrop.

Around the world, inflation remains largely subdued, but tight labor markets and solid global demand have investors on the lookout for its potential resurgence. Increased U.S. protectionism is also a growing concern, as investors fear that trade disputes could disrupt the synchronized rise in global growth.

As a global investment manager, MFS® strives to create long-term value and protect capital for clients through an active approach and an investment platform built on nearly a century of expertise. To make that long-term value meaningful for clients, we work to align with you on our beliefs, your needs and the time it takes to deliver on your desired outcomes.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

July 16, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Marathon Petroleum Corp.	2.0%
Align Technology, Inc.	1.7%
Edwards Lifesciences Corp.	1.7%
DXC Technology Co.	1.7%
Take-Two Interactive Software, Inc.	1.7%
Discover Financial Services	1.6%
Electronic Arts, Inc.	1.6%
Extra Space Storage, Inc., REIT	1.6%
Tyson Foods, Inc.,	1.5%
Fidelity National Information Services, Inc.	1.5%

Equity sectors
Financial Services	24.6%
Industrial Goods & Services	12.2%
Health Care	9.2%
Technology	9.0%
Special Products & Services	7.5%
Utilities & Communications	7.4%
Leisure	6.7%
Energy	4.4%
Basic Materials	4.2%
Retailing	4.1%
Consumer Staples	4.0%
Autos & Housing	3.6%
Transportation	2.7%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of May 31, 2018.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2018, Class A shares of the MFS Blended Research Mid Cap Equity Fund (“fund”) provided a total return of 13.20%, at net asset value. This compares with a return of 12.67% for the fund’s benchmark, the Russell® Midcap Index.

Market Environment

Despite continued solid global economic growth, financial markets were buffeted by increased volatility late in the reporting period. The increase in volatility dented what appeared to have been high levels of investor confidence, leading to a correction in elevated valuations. Valuations are now more in line with long-term averages after the recent bout of market weakness. So far, the rise in volatility has not disrupted the synchronized upturn in growth, though developed markets showed signs of a modest slowdown in the expansion’s pace in early 2018.

During the period, the US Federal Reserve raised rates by 75 basis points, bringing the total number of hikes to six since the central bank began to normalize monetary policy in late 2015. The growth rate in the US, eurozone and Japan remains above potential, though inflation remains contained, particularly outside the US. In the middle of the period, the European Central Bank announced that it was extending its asset purchase program until the end of September 2018, but cut its pace of asset purchases in half as economic conditions improved. Both the Bank of England (“BOE”) and the Bank of Canada raised rates during the period, the BOE for the first time in a decade. The European political backdrop became a bit more volatile late in the period, spurred by a chaotic process which resulted in the formation of an anti-establishment coalition government in Italy.

Bond yields rose in most developed economies during the period, but they remain low by historic standards. Credit spreads remained relatively tight, but widened modestly late in the period as market volatility increased. Increasing concern over growing global trade friction risks appeared to have weighed on business sentiment during the period’s second half. International trade negotiations took a number of unpredictable swings late in the period, with investors largely taking a wait-and-see approach.

Contributors to Performance

Strong stock selection in the special products & services, health care and utilities & communications sectors was a primary factor in the fund’s outperformance relative to the Russell® Midcap Index. Within the special products & services sector, the fund’s holdings of educational services provider Grand Canyon Education (b) benefited relative performance. Shares of Grand Canyon Education outpaced the benchmark during the reporting period as strong enrollment growth drove better-than-expected revenues and earnings. Additionally, investors appeared to have reacted favorably to the company’s plan to restructure into both a non-profit university and a for-profit services firm. Within the health care sector, both an underweight position in shares of biopharmaceutical company Incyte and an overweight position in medical device manufacturer Align Technology supported relative results. Within the utilities & communications sector, the fund’s overweight position in shares of power generation company NRG Energy helped

3

Management Review – continued

relative returns. Shares of NRG rose early in the period as the company announced a transformation plan that would simplify the company and reduce debt.

Elsewhere, the fund’s overweight positions in shares of natural gas producer EQT (h), independent petroleum products company Marathon Petroleum, game software developer Take-Two Interactive Software, real estate investment trust Store Capital, apparel retailer Urban Outfitters and enterprise storage and data management software company Netapp further aided relative performance.

Detractors from Performance

Security selection in the transportation and basic materials sectors weighed on relative returns. Although poor stock selection was a driver of negative relative performance within the transportation sector, there were no individual securities within this sector that were among the fund’s top relative detractors during the reporting period. Within the basic materials sector, the fund’s overweight position in shares of industrial and specialty chemicals distributor Univar hurt relative returns. Shares of Univar struggled for direction during the reporting period as the departure of the firm’s CEO and impacts from Hurricane Harvey seemed to offset generally sound earnings results.

Stocks in other sectors that weakened relative performance included holding shares of industrial energy products supplier NOW (b)(h), commercial real estate property office manager Gramercy Property Trust (b)(h) and office products retailer Office Depot (b)(h). Shares of NOW fell in the first half of the period as weak sales and earnings appeared to have weighed on investor sentiment but partially recovered later in the period as sales rebounded, notably in the US. Overweight positions in shares of utility company PPL, brewery company Molson Coors Brewing, real estate services provider Realogy Holdings, technology solutions provider NCR, arts and crafts specialty retailer Michaels and community hospital operator Lifepoint Health (h) further dampened relative results.

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Portfolio Manager(s)

Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 5/31/18

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

5

Performance Summary – continued

Total Returns through 5/31/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	Life (t)
A	8/19/16	13.20%	13.50%
B	8/19/16	12.35%	12.62%
C	8/19/16	12.40%	12.64%
I	8/19/16	13.51%	13.78%
R1	8/19/16	12.35%	12.62%
R2	8/19/16	12.82%	13.17%
R3	8/19/16	13.17%	13.47%
R4	8/19/16	13.51%	13.78%
R6	8/19/16	13.52%	13.79%
Comparative benchmark(s)
Russell Midcap® Index (f)		12.67%	12.76%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		6.70%	9.79%
B With CDSC (Declining over six years from 4% to 0%) (v)		8.35%	10.56%
C With CDSC (1% for 12 months) (v)		11.40%	12.64%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Russell Midcap® Index – A market capitalization weighted index representing the smallest 800 companies in the Russell 1000 Index. The range of market caps covered in this 800-member index goes from about $1 billion to roughly $20 billion, with an average market cap of $8 billion to $10 billion, and a median value of $4 billion to $5 billion. The index is reconstituted annually so that stocks that have outgrown the index can be removed and new entries can be added. The Russell Midcap® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class

6

Performance Summary – continued

has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2017 through May 31, 2018

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2017 through May 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/17	Ending Account Value 5/31/18	Expenses Paid During Period (p) 12/01/17-5/31/18
A	Actual	0.85%	$1,000.00	$1,021.81	$4.28
	Hypothetical (h)	0.85%	$1,000.00	$1,020.69	$4.28
B	Actual	1.62%	$1,000.00	$1,017.95	$8.15
	Hypothetical (h)	1.62%	$1,000.00	$1,016.85	$8.15
C	Actual	1.62%	$1,000.00	$1,018.33	$8.15
	Hypothetical (h)	1.62%	$1,000.00	$1,016.85	$8.15
I	Actual	0.62%	$1,000.00	$1,022.98	$3.13
	Hypothetical (h)	0.62%	$1,000.00	$1,021.84	$3.13
R1	Actual	1.62%	$1,000.00	$1,017.95	$8.15
	Hypothetical (h)	1.62%	$1,000.00	$1,016.85	$8.15
R2	Actual	1.12%	$1,000.00	$1,019.95	$5.64
	Hypothetical (h)	1.12%	$1,000.00	$1,019.35	$5.64
R3	Actual	0.87%	$1,000.00	$1,021.46	$4.38
	Hypothetical (h)	0.87%	$1,000.00	$1,020.59	$4.38
R4	Actual	0.62%	$1,000.00	$1,022.97	$3.13
	Hypothetical (h)	0.62%	$1,000.00	$1,021.84	$3.13
R6	Actual	0.48%	$1,000.00	$1,023.91	$2.42
	Hypothetical (h)	0.48%	$1,000.00	$1,022.54	$2.42

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

9

PORTFOLIO OF INVESTMENTS

5/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.6%
Issuer	Shares/Par	Value ($)
Aerospace - 1.4%
L3 Technologies, Inc.	3,016	$598,163
ManTech International Corp., “A”	21,328	1,149,793
Textron, Inc.	29,757	1,981,221

		$3,729,177
Airlines - 1.3%
Copa Holdings S.A., “A”	21,117	$2,339,764
SkyWest, Inc.	23,519	1,340,583

		$3,680,347
Alcoholic Beverages - 1.1%
Molson Coors Brewing Co.	48,361	$2,981,456

Automotive - 1.3%
Goodyear Tire & Rubber Co.	58,797	$1,436,411
Lear Corp.	10,603	2,099,394

		$3,535,805
Biotechnology - 1.5%
Incyte Corp. (a)	59,723	$4,077,289

Brokerage & Asset Managers - 1.0%
Lazard Ltd.	54,794	$2,818,603

Business Services - 7.5%
DXC Technology Co.	50,881	$4,686,649
Fidelity National Information Services, Inc.	41,200	4,211,464
FleetCor Technologies, Inc. (a)	18,142	3,616,608
Global Payments, Inc.	11,157	1,240,212
Grand Canyon Education, Inc. (a)	32,361	3,595,307
Total System Services, Inc.	40,096	3,415,778

		$20,766,018
Chemicals - 2.4%
Celanese Corp.	10,053	$1,135,185
CF Industries Holdings, Inc.	95,626	3,934,053
Huntsman Corp.	49,867	1,594,248

		$6,663,486

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Computer Software - 2.6%
RingCentral, Inc. (a)	50,546	$3,828,860
VeriSign, Inc. (a)	25,610	3,340,568

		$7,169,428
Computer Software - Systems - 3.9%
NCR Corp. (a)	73,777	$2,220,688
NetApp, Inc.	37,369	2,553,050
New Relic, Inc. (a)	14,981	1,521,920
Tech Data Corp. (a)	5,586	484,920
Western Digital Corp.	45,717	3,817,827

		$10,598,405
Construction - 2.3%
Owens Corning	50,443	$3,189,006
Pulte Homes, Inc.	108,374	3,278,314

		$6,467,320
Consumer Products - 0.1%
Tupperware Brands Corp.	6,039	$254,604

Containers - 0.7%
Graphic Packaging Holding Co.	124,267	$1,799,386

Electrical Equipment - 2.0%
Hubbell, Inc.	20,233	$2,178,892
MSC Industrial Direct Co., Inc., “A”	35,258	3,237,742

		$5,416,634
Electronics - 2.0%
First Solar, Inc. (a)	12,467	$842,894
IPG Photonics Corp. (a)	11,691	2,820,688
Maxim Integrated Products, Inc.	23,434	1,374,404
Silicon Laboratories, Inc. (a)	3,400	359,040

		$5,397,026
Energy - Independent - 3.9%
Concho Resources, Inc. (a)	13,731	$1,885,404
Energen Corp. (a)	22,186	1,505,098
Marathon Petroleum Corp.	67,887	5,365,109
Noble Energy, Inc.	55,741	1,989,954

		$10,745,565
Engineering - Construction - 0.7%
KBR, Inc.	99,025	$1,824,040

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Beverages - 2.9%
J.M. Smucker Co.	33,923	$3,646,723
Tyson Foods, Inc., “A”	62,926	4,245,617

		$7,892,340
Gaming & Lodging - 2.4%
Marriott International, Inc., “A”	24,321	$3,292,091
Norwegian Cruise Line Holdings Ltd. (a)	4,775	249,924
Royal Caribbean Cruises Ltd.	28,577	3,000,013

		$6,542,028
Health Maintenance Organizations - 1.0%
Molina Healthcare, Inc. (a)	31,627	$2,686,081

Insurance - 6.5%
Ameriprise Financial, Inc.	18,768	$2,601,808
Assurant, Inc.	17,185	1,604,220
Athene Holding Ltd. (a)	37,066	1,655,738
Essent Group Ltd. (a)	33,623	1,153,269
Hartford Financial Services Group, Inc.	75,874	3,970,487
Lincoln National Corp.	23,497	1,557,616
Loews Corp.	77,231	3,774,279
Principal Financial Group, Inc.	16,345	912,051
Unum Group	16,977	658,877

		$17,888,345
Leisure & Toys - 3.3%
Electronic Arts, Inc. (a)	34,459	$4,511,028
Take-Two Interactive Software, Inc. (a)	41,499	4,651,208

		$9,162,236
Machinery & Tools - 8.2%
AGCO Corp.	47,785	$3,039,126
Allison Transmission Holdings, Inc.	69,825	2,884,471
Cummins, Inc.	5,793	824,865
Ingersoll-Rand Co. Ltd., “A”	11,581	1,013,801
Regal Beloit Corp.	48,642	3,864,607
Roper Technologies, Inc.	14,308	3,946,003
SPX FLOW, Inc. (a)	80,557	3,509,869
Terex Corp.	27,428	1,085,600
United Rentals, Inc. (a)	14,546	2,321,105

		$22,489,447
Medical & Health Technology & Services - 1.2%
Cardinal Health, Inc.	61,576	$3,207,494

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Medical Equipment - 5.0%
Align Technology, Inc. (a)	14,449	$4,796,345
Edwards Lifesciences Corp. (a)	34,466	4,732,526
PerkinElmer, Inc.	51,281	3,811,717
Steris PLC	4,284	444,851

		$13,785,439
Natural Gas - Pipeline - 0.3%
Cheniere Energy, Inc. (a)	11,968	$797,308

Network & Telecom - 0.6%
Juniper Networks, Inc.	61,835	$1,647,284

Oil Services - 0.5%
Patterson-UTI Energy, Inc.	64,053	$1,324,616

Other Banks & Diversified Financials - 6.2%
Cathay General Bancorp, Inc.	33,911	$1,430,705
Discover Financial Services	61,399	4,534,930
East West Bancorp, Inc.	57,444	3,991,209
Navient Corp.	32,978	455,427
Santander Consumer USA Holdings, Inc.	93,911	1,681,946
Synchrony Financial	87,419	3,027,320
Wintrust Financial Corp.	21,228	1,955,311

		$17,076,848
Pharmaceuticals - 0.5%
United Therapeutics Corp. (a)	8,583	$914,776
Zoetis, Inc.	6,223	520,865

		$1,435,641
Railroad & Shipping - 1.3%
Kansas City Southern Co.	34,687	$3,716,712

Real Estate - 10.9%
AGNC Investment Corp., REIT	76,716	$1,443,795
Annaly Mortgage Management, Inc., REIT	267,929	2,794,499
CubeSmart, REIT	130,213	3,971,497
Extra Space Storage, Inc., REIT	44,549	4,287,841
Hilton Grand Vacations, Inc. (a)	35,636	1,416,887
Host Hotels & Resorts, Inc., REIT	173,203	3,746,381
Medical Properties Trust, Inc., REIT	255,923	3,472,875
Realogy Holdings Corp.	45,242	1,076,307
Store Capital Corp., REIT	149,426	4,004,617
W.P. Carey, Inc., REIT	56,161	3,774,581

		$29,989,280

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Restaurants - 0.9%
Aramark	66,910	$2,597,446

Specialty Chemicals - 1.1%
Univar, Inc. (a)	113,520	$3,095,690

Specialty Stores - 4.1%
Best Buy Co., Inc.	10,156	$693,147
Michaels Co., Inc. (a)	169,720	3,116,059
Ross Stores, Inc.	47,281	3,729,525
Urban Outfitters, Inc. (a)	87,334	3,627,855

		$11,166,586
Telecommunications - Wireless - 0.5%
SBA Communications Corp., REIT (a)	9,166	$1,448,870

Utilities - Electric Power - 6.5%
AES Corp.	79,249	$1,010,425
Avangrid, Inc.	66,080	3,508,187
NRG Energy, Inc.	115,558	3,955,550
PPL Corp.	97,717	2,669,629
Public Service Enterprise Group, Inc.	56,997	3,019,701
Xcel Energy, Inc.	83,635	3,807,065

		$17,970,557
Total Common Stocks (Identified Cost, $245,423,513)		$273,844,837

Investment Companies (h) - 0.9%
Money Market Funds - 0.9%
MFS Institutional Money Market Portfolio, 1.82% (v) (Identified Cost, $2,343,297)	2,343,588	$2,343,353

Other Assets, Less Liabilities - (0.5)%		(1,245,882)
Net Assets - 100.0%		$274,942,308

(a)	Non-income producing security.
(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $2,343,353 and $273,844,837, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

14

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/18

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $245,423,513)	$273,844,837
Investments in affiliated issuers, at value (identified cost, $2,343,297)	2,343,353
Cash	54
Receivables for
Fund shares sold	13,712
Dividends	248,446
Receivable from investment adviser	90,439
Other assets	838
Total assets	$276,541,679
Liabilities
Payables for
Fund shares reacquired	$1,515,732
Payable to affiliates
Shareholder servicing costs	14,725
Distribution and service fees	1,082
Payable for independent Trustees’ compensation	16
Accrued expenses and other liabilities	67,816
Total liabilities	$1,599,371
Net assets	$274,942,308
Net assets consist of
Paid-in capital	$236,760,198
Unrealized appreciation (depreciation)	28,421,380
Accumulated net realized gain (loss)	9,186,033
Undistributed net investment income	574,697
Net assets	$274,942,308
Shares of beneficial interest outstanding	22,724,313

15

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$77,738,098	6,440,382	$12.07
Class B	66,048	5,490	12.03
Class C	98,236	8,167	12.03
Class I	69,435	5,736	12.11
Class R1	61,812	5,137	12.03
Class R2	62,366	5,165	12.07
Class R3	62,645	5,181	12.09
Class R4	62,924	5,198	12.11
Class R6	196,720,744	16,243,857	12.11

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $12.81 [100 / 94.25 x $12.07]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/18

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$3,742,965
Dividends from affiliated issuers	47,541
Other	8,997
Income on securities loaned	1,800
Foreign taxes withheld	(2,068)
Total investment income	$3,799,235
Expenses
Management fee	$1,224,241
Distribution and service fees	117,609
Shareholder servicing costs	35,579
Administrative services fee	47,210
Independent Trustees’ compensation	6,068
Custodian fee	24,391
Shareholder communications	8,404
Audit and tax fees	53,064
Legal fees	2,649
Registration fees	130,068
Miscellaneous	17,482
Total expenses	$1,666,765
Fees paid indirectly	(11)
Reduction of expenses by investment adviser and distributor	(247,399)
Net expenses	$1,419,355
Net investment income (loss)	$2,379,880
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$14,727,755
Affiliated issuers	(93)
Net realized gain (loss)	$14,727,662
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$13,574,591
Affiliated issuers	(29)
Net unrealized gain (loss)	$13,574,562
Net realized and unrealized gain (loss)	$28,302,224
Change in net assets from operations	$30,682,104

See Notes to Financial Statements

17

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	5/31/18	5/31/17 (c)
Change in net assets
From operations
Net investment income (loss)	$2,379,880	$1,423,544
Net realized gain (loss)	14,727,662	2,580,875
Net unrealized gain (loss)	13,574,562	14,846,818
Change in net assets from operations	$30,682,104	$18,851,237
Distributions declared to shareholders
From net investment income	$(2,400,093)	$(820,118)
From net realized gain	(7,531,304)	—
Total distributions declared to shareholders	$(9,931,397)	$(820,118)
Change in net assets from fund share transactions	$66,127,172	$170,033,310
Total change in net assets	$86,877,879	$188,064,429
Net assets
At beginning of period	188,064,429	—
At end of period (including undistributed net investment income of $574,697 and $603,908, respectively)	$274,942,308	$188,064,429

(c)	For the period from the commencement of the fund’s investment operations, August 19, 2016, through the stated period end.

See Notes to Financial Statements

18

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	5/31/18	5/31/17 (c)
Net asset value, beginning of period	$11.03	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.06
Net realized and unrealized gain (loss)	1.36	1.01
Total from investment operations	$1.45	$1.07
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.04)
From net realized gain	(0.31)	—
Total distributions declared to shareholders	$(0.41)	$(0.04)
Net asset value, end of period (x)	$12.07	$11.03
Total return (%) (r)(s)(t)(x)	13.20	10.72	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.94	0.96	(a)
Expenses after expense reductions (f)	0.84	0.81	(a)
Net investment income (loss)	0.71	0.76	(a)
Portfolio turnover	84	68	(n)
Net assets at end of period (000 omitted)	$77,738	$73

See Notes to Financial Statements

19

Financial Highlights – continued

Class B	Year ended
	5/31/18		5/31/17 (c)
Net asset value, beginning of period	$10.99		$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.00	)(w)	$0.00	(w)
Net realized and unrealized gain (loss)	1.35		1.00
Total from investment operations	$1.35		$1.00
Less distributions declared to shareholders
From net investment income	$—		$(0.01)
From net realized gain	(0.31)		—
Total distributions declared to shareholders	$(0.31)		$(0.01)
Net asset value, end of period (x)	$12.03		$10.99
Total return (%) (r)(s)(t)(x)	12.35		10.02	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.67		1.73	(a)
Expenses after expense reductions (f)	1.59		1.56	(a)
Net investment income (loss)	(0.04)		0.02	(a)
Portfolio turnover	84		68	(n)
Net assets at end of period (000 omitted)	$66		$57

Class C	Year ended
	5/31/18		5/31/17 (c)
Net asset value, beginning of period	$10.99		$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.00	)(w)	$0.00	(w)
Net realized and unrealized gain (loss)	1.35		1.00
Total from investment operations	$1.35		$1.00
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$(0.01)
From net realized gain	(0.31)		—
Total distributions declared to shareholders	$(0.31)		$(0.01)
Net asset value, end of period (x)	$12.03		$10.99
Total return (%) (r)(s)(t)(x)	12.40		10.02	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.67		1.73	(a)
Expenses after expense reductions (f)	1.59		1.56	(a)
Net investment income (loss)	(0.04)		0.01	(a)
Portfolio turnover	84		68	(n)
Net assets at end of period (000 omitted)	$98		$64

See Notes to Financial Statements

20

Financial Highlights – continued

Class I	Year ended
	5/31/18	5/31/17 (c)
Net asset value, beginning of period	$11.04	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.08
Net realized and unrealized gain (loss)	1.37	1.01
Total from investment operations	$1.48	$1.09
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.05)
From net realized gain	(0.31)	—
Total distributions declared to shareholders	$(0.41)	$(0.05)
Net asset value, end of period (x)	$12.11	$11.04
Total return (%) (r)(s)(t)(x)	13.51	10.91	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.67	0.74	(a)
Expenses after expense reductions (f)	0.59	0.56	(a)
Net investment income (loss)	0.95	1.02	(a)
Portfolio turnover	84	68	(n)
Net assets at end of period (000 omitted)	$69	$55

Class R1	Year ended
	5/31/18	5/31/17 (c)
Net asset value, beginning of period	$10.99	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$0.00	(w)
Net realized and unrealized gain (loss)	1.36	1.00
Total from investment operations	$1.35	$1.00
Less distributions declared to shareholders
From net investment income	$—	$(0.01)
From net realized gain	(0.31)	—
Total distributions declared to shareholders	$(0.31)	$(0.01)
Net asset value, end of period (x)	$12.03	$10.99
Total return (%) (r)(s)(t)(x)	12.35	10.02	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.67	1.73	(a)
Expenses after expense reductions (f)	1.59	1.56	(a)
Net investment income (loss)	(0.05)	0.02	(a)
Portfolio turnover	84	68	(n)
Net assets at end of period (000 omitted)	$62	$55

See Notes to Financial Statements

21

Financial Highlights – continued

Class R2	Year ended
	5/31/18	5/31/17 (c)
Net asset value, beginning of period	$11.02	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.04
Net realized and unrealized gain (loss)	1.35	1.01
Total from investment operations	$1.40	$1.05
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.03)
From net realized gain	(0.31)	—
Total distributions declared to shareholders	$(0.35)	$(0.03)
Net asset value, end of period (x)	$12.07	$11.02
Total return (%) (r)(s)(t)(x)	12.82	10.51	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.17	1.23	(a)
Expenses after expense reductions (f)	1.09	1.06	(a)
Net investment income (loss)	0.45	0.52	(a)
Portfolio turnover	84	68	(n)
Net assets at end of period (000 omitted)	$62	$55

Class R3	Year ended
	5/31/18	5/31/17 (c)
Net asset value, beginning of period	$11.03	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$0.06
Net realized and unrealized gain (loss)	1.36	1.01
Total from investment operations	$1.44	$1.07
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.04)
From net realized gain	(0.31)	—
Total distributions declared to shareholders	$(0.38)	$(0.04)
Net asset value, end of period (x)	$12.09	$11.03
Total return (%) (r)(s)(t)(x)	13.17	10.71	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.92	0.98	(a)
Expenses after expense reductions (f)	0.84	0.81	(a)
Net investment income (loss)	0.71	0.77	(a)
Portfolio turnover	84	68	(n)
Net assets at end of period (000 omitted)	$63	$55

See Notes to Financial Statements

22

Financial Highlights – continued

Class R4	Year ended
	5/31/18	5/31/17 (c)
Net asset value, beginning of period	$11.04	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.08
Net realized and unrealized gain (loss)	1.37	1.01
Total from investment operations	$1.48	$1.09
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.05)
From net realized gain	(0.31)	—
Total distributions declared to shareholders	$(0.41)	$(0.05)
Net asset value, end of period (x)	$12.11	$11.04
Total return (%) (r)(s)(t)(x)	13.51	10.91	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.67	0.74	(a)
Expenses after expense reductions (f)	0.59	0.56	(a)
Net investment income (loss)	0.96	1.02	(a)
Portfolio turnover	84	68	(n)
Net assets at end of period (000 omitted)	$63	$55

Class R6	Year ended
	5/31/18	5/31/17 (c)
Net asset value, beginning of period	$11.04	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.09
Net realized and unrealized gain (loss)	1.36	1.00
Total from investment operations	$1.48	$1.09
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.05)
From net realized gain	(0.31)	—
Total distributions declared to shareholders	$(0.41)	$(0.05)
Net asset value, end of period (x)	$12.11	$11.04
Total return (%) (r)(s)(t)(x)	13.52	10.91	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.62	0.60	(a)
Expenses after expense reductions (f)	0.52	0.55	(a)
Net investment income (loss)	1.03	1.05	(a)
Portfolio turnover	84	68	(n)
Net assets at end of period (000 omitted)	$196,721	$187,594

See Notes to Financial Statements

23

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, August 19, 2016, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

24

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Blended Research Mid Cap Equity Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The

25

Notes to Financial Statements – continued

values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining

26

Notes to Financial Statements – continued

the fair value of investments. The following is a summary of the levels used as of May 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$273,844,837	$—	$—	$273,844,837
Mutual Funds	2,343,353	—	—	2,343,353
Total	$276,188,190	$—	$—	$276,188,190

For further information regarding security characteristics, see the Portfolio of Investments.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. In the event of Borrower default, Chase will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, Chase assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, Chase is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At May 31, 2018, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend

27

Notes to Financial Statements – continued

payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended May 31, 2018, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

28

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended	Year ended
	5/31/18	5/31/17 (c)
Ordinary income (including any short-term capital gains)	$8,574,297	$820,118
Long-term capital gains	1,357,100	—
Total distributions	$9,931,397	$820,118

(c)	For the period from the commencement of the fund’s investment operations, August 19, 2016, through the stated period end.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/18
Cost of investments	$248,057,072
Gross appreciation	34,170,267
Gross depreciation	(6,039,149)
Net unrealized appreciation (depreciation)	$28,131,118
Undistributed ordinary income	3,099,085
Undistributed long-term capital gain	6,951,907

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Effective April 23, 2018, Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain
	Year ended 5/31/18	Year ended 5/31/17 (c)	Year ended 5/31/18	Year ended 5/31/17 (c)
Class A	$604,180	$226	$1,972,313	$—
Class B	—	55	1,626	—
Class C	33	55	2,276	—
Class I	516	241	1,614	—
Class R1	—	55	1,569	—
Class R2	222	148	1,572	—
Class R3	362	195	1,574	—
Class R4	503	241	1,575	—
Class R6	1,794,277	818,902	5,547,185	—
Total	$2,400,093	$820,118	$7,531,304	$—

(c)	For the period from the commencement of the fund’s investment operations, August 19, 2016, through the stated period end.

29

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.50%
In excess of $1 billion and up to $2.5 billion	0.475%
In excess of $2.5 billion	0.45%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended May 31, 2018, this management fee reduction amounted to $21,294, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2018 was equivalent to an annual effective rate of 0.49% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6
0.84%	1.59%	1.59%	0.59%	1.59%	1.09%	0.84%	0.59%	0.55%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2018. For the year ended May 31, 2018, this reduction amounted to $226,094, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $385 for the year ended May 31, 2018, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

30

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$115,097
Class B	0.75%	0.25%	1.00%	1.00%	652
Class C	0.75%	0.25%	1.00%	1.00%	821
Class R1	0.75%	0.25%	1.00%	1.00%	592
Class R2	0.25%	0.25%	0.50%	0.50%	298
Class R3	—	0.25%	0.25%	0.25%	149
Total Distribution and Service Fees					$117,609

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2018 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended May 31, 2018, this rebate amounted to $11 for Class A and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. There were no contingent deferred sales charges imposed during the year ended May 31, 2018.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended May 31, 2018, the fee was $907, which equated to 0.0004% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2018, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $34,672.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2018 was equivalent to an annual effective rate of 0.0193% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional

31

Notes to Financial Statements – continued

compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended May 31, 2018, the fee paid by the fund under this agreement was $427 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On August 18, 2016, MFS purchased 180,000 shares of Class R6 and 5,000 shares of Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4, for an aggregate amount of $2,200,000 as an initial investment in the fund.

On August 15, 2017, MFS redeemed 11 shares of Class R6 for an aggregate amount of $44,314.

At May 31, 2018, MFS held approximately 94%, 63%, and 91% of the outstanding shares of Class B, Class C, and Class I, respectively, and 100% of the outstanding shares of Class R1, Class R2, Class R3, and Class R4.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended May 31, 2018, the fund engaged in sale transactions pursuant to this policy, which amounted to $537,676. The sales transactions resulted in net realized gains (losses) of $(539,960).

Effective January 3, 2018, the adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the period January 3, 2018 to May 31, 2018, this reimbursement amounted to $8,909, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended May 31, 2018, purchases and sales of investments, other than short-term obligations, aggregated $263,410,028 and $203,269,100, respectively.

32

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/18		Year ended 5/31/17 (c)
	Shares	Amount	Shares	Amount
Shares sold
Class A	7,681,497	$90,493,263	8,686	$89,337
Class B	1,437	16,106	5,142	51,545
Class C	2,143	25,181	5,830	58,785
Class I	534	6,291	5,000	50,000
Class R1	—	—	5,000	50,000
Class R2	—	—	5,000	50,000
Class R3	—	—	5,000	50,000
Class R4	—	—	5,000	50,000
Class R6	3,158,781	36,878,569	19,208,755	192,903,075
	10,844,392	$127,419,410	19,253,413	$193,352,742

Shares issued to shareholders in reinvestment of distributions
Class A	545	$6,474	19	$199
Class B	137	1,626	5	55
Class C	195	2,309	5	55
Class I	179	2,130	23	241
Class R1	132	1,569	5	55
Class R2	151	1,794	14	148
Class R3	162	1,936	19	195
Class R4	175	2,078	23	241
Class R6	617,448	7,341,462	77,917	818,902
	619,124	$7,361,378	78,030	$820,091

Shares reacquired
Class A	(1,248,281)	$(14,814,618)	(2,084)	$(22,389)
Class B	(1,231)	(13,973)	—	—
Class C	(5)	(56)	(1)	(11)
Class R6	(4,528,444)	(53,824,969)	(2,290,600)	(24,117,123)
	(5,777,961)	$(68,653,616)	(2,292,685)	$(24,139,523)

33

Notes to Financial Statements – continued

	Year ended 5/31/18		Year ended 5/31/17 (c)
	Shares	Amount	Shares	Amount
Net change
Class A	6,433,761	$75,685,119	6,621	$67,147
Class B	343	3,759	5,147	51,600
Class C	2,333	27,434	5,834	58,829
Class I	713	8,421	5,023	50,241
Class R1	132	1,569	5,005	50,055
Class R2	151	1,794	5,014	50,148
Class R3	162	1,936	5,019	50,195
Class R4	175	2,078	5,023	50,241
Class R6	(752,215)	(9,604,938)	16,996,072	169,604,854
	5,685,555	$66,127,172	17,038,758	$170,033,310

(c)	For the period from the commencement of the fund’s investment operations, August 19, 2016, through the stated period end.

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Lifetime 2030 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2020 Fund, and the MFS Lifetime 2055 Fund were the owners of record of approximately 16%, 15%, 8%, 8%, 6%, 6%, 5%, 5%, and 3%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2060 Fund was the owner of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended May 31, 2018, the fund’s commitment fee and interest expense were $1,430 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

34

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		1,980,607	123,516,466	(123,153,485)	2,343,588

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(93)	$(29)	$—	$47,541	$2,343,353

35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and the Shareholders of MFS Blended Research Mid Cap Equity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Blended Research Mid Cap Equity Fund (the “Fund”), including the portfolio of investments, as of May 31, 2018, the related statement of operations for the year then ended, and the statements of changes in net assets, and the financial highlights for the year then ended and for the period from August 19, 2016 (the commencement of the Fund’s investment operations) through May 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, and the results of its operations for the year then ended, and the changes in its net assets, and the financial highlights for the year then ended and for the period from August 19, 2016 (the commencement of the Fund’s investment operations) through May 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

July 16, 2018

We have served as the auditor of one or more of the MFS investment companies since 1924.

36

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 56)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 66)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

37

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A
Michael Hegarty (age 73)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)
Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 60)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

38

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head –Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 49)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

41

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Jim Fallon Matt Krummell
Jonathan Sage Jed Stocks

42

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

43

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2018 income tax forms in January 2019. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $2,146,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 31.27% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

44

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

45

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

46

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o DST Asset Manager Solutions, Inc.

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended May 31, 2018 and 2017, audit fees billed to each Fund by Deloitte and E&Y were as follows:

	Audit Fees
	2018	2017
Fees billed by Deloitte:
MFS Absolute Return Fund+	0	73,486
MFS Blended Research Growth Equity Fund	45,625	44,660
MFS Blended Research Mid Cap Equity Fund	44,746	35,200
MFS Blended Research Small Cap Equity Fund	47,158	46,160
MFS Blended Research Value Equity Fund	45,625	44,660
MFS International Diversification Fund	29,131	28,032

Total	212,285	272,198

	Audit Fees
	2018	2017
Fees billed by E&Y:
MFS Aggressive Growth Allocation Fund	29,233	28,621
MFS Conservative Allocation Fund	29,233	28,621
MFS Emerging Markets Equity Fund	53,601	52,464
MFS Growth Allocation Fund	29,233	28,621
MFS International Growth Fund	53,715	52,577
MFS International Value Fund	53,715	52,577
MFS Managed Wealth Fund	34,996	33,760
MFS Moderate Allocation Fund	29,233	28,621

Total	312,959	305,862

For the fiscal years ended May 31, 2018 and 2017, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2018	2017	2018	2017	2018	2017
Fees billed by Deloitte:
To MFS Absolute Return Fund+	0	0	14,713	11,625	0	0
To MFS Blended Research Growth Equity Fund	0	0	6,846	6,699	0	0
To MFS Blended Research Mid Cap Equity Fund	0	0	6,745	8,500	0	0
To MFS Blended Research Small Cap Equity Fund	0	0	6,846	6,699	0	0
To MFS Blended Research Value Equity Fund	0	0	6,846	6,699	0	0
To MFS International Diversification Fund	0	0	7,440	7,280	0	0
Total fees billed by Deloitte To above Funds:	0	0	49,436	47,502	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2018	2017	2018	2017	2018	2017
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Absolute Return Fund*+	0	0	0	0	0	5,390
To MFS and MFS Related Entities of MFS Blended Research Growth Equity Fund*	0	0	0	0	0	5,390
To MFS and MFS Related Entities of MFS Blended Research Mid Cap Equity Fund*	0	0	0	0	0	5,390
To MFS and MFS Related Entities of MFS Blended Research Small Cap Equity Fund*	0	0	0	0	0	5,390
To MFS and MFS Related Entities of MFS Blended Research Value Equity Fund*	0	0	0	0	0	5,390
To MFS and MFS Related Entities of MFS International Diversification Fund*	0	0	0	0	0	5,390

	Aggregate fees for non-audit services
	2018	2017
Fees billed by Deloitte:
To MFS Absolute Return Fund, MFS and MFS Related Entities#+	14,713	921,763
To MFS Blended Research Growth Equity Fund, MFS and MFS Related Entities#	6,846	916,837
To MFS Blended Research Mid Cap Equity Fund, MFS and MFS Related Entities#	6,745	918,638
To MFS Blended Research Small Cap Equity Fund, MFS and MFS Related Entities#	6,846	916,837
To MFS Blended Research Value Equity Fund, MFS and MFS Related Entities#	6,846	916,837
To MFS International Diversification Fund, MFS and MFS Related Entities#	7,440	917,418

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2018	2017	2018	2017	2018	2017
Fees billed by E&Y:
To MFS Aggressive Growth Allocation Fund	0	0	5,285	5,171	1,475	1,595
To MFS Conservative Allocation Fund	0	0	5,285	5,171	1,825	2,138
To MFS Emerging Markets Equity Fund	0	0	10,231	10,043	1,295	1,241
To MFS Growth Allocation Fund	0	0	5,285	5,171	2,392	2,973
To MFS International Growth Fund	0	0	10,231	10,043	2,257	2,522
To MFS International Value Fund	0	0	10,231	10,043	8,212	10,969
To MFS Managed Wealth Fund	0	0	8,041	7,874	5,880	4,822
To MFS Moderate Allocation Fund	0	0	5,285	5,171	2,623	3,385
Total fees billed by E&Y To above Funds:	0	0	59,874	58,687	25,959	29,645

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2018	2017	2018	2017	2018	2017
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Aggressive Growth Allocation Fund*	1,836,118	1,157,364	0	0	102,450	99,450
To MFS and MFS Related Entities of MFS Conservative Allocation Fund*	1,836,118	1,157,364	0	0	102,450	99,450
To MFS and MFS Related Entities of MFS Emerging Markets Equity Fund*	1,836,118	1,157,364	0	0	102,450	99,450
To MFS and MFS Related Entities of MFS Growth Allocation Fund*	1,836,118	1,157,364	0	0	102,450	99,450
To MFS and MFS Related Entities of MFS International Growth Fund*	1,836,118	1,157,364	0	0	102,450	99,450
To MFS and MFS Related Entities of MFS International Value Fund*	1,836,118	1,157,364	0	0	102,450	99,450
To MFS and MFS Related Entities of MFS Managed Wealth Fund*	1,836,118	1,157,364	0	0	102,450	99,450
To MFS and MFS Related Entities of MFS Moderate Allocation Fund*	1,836,118	1,157,364	0	0	102,450	99,450

	Aggregate fees for non-audit services
	2018	2017
Fees billed by E&Y:
To MFS Aggressive Growth Allocation Fund, MFS and MFS Related Entities#	2,112,328	1,385,580
To MFS Conservative Allocation Fund, MFS and MFS Related Entities#	2,112,678	1,386,123
To MFS Emerging Markets Equity Fund, MFS and MFS Related Entities#	2,117,094	1,390,098
To MFS Growth Allocation Fund, MFS and MFS Related Entities#	2,113,245	1,386,958
To MFS International Growth Fund, MFS and MFS Related Entities#	2,118,056	1,391,379
To MFS International Value Fund, MFS and MFS Related Entities#	2,124,011	1,399,826
To MFS Managed Wealth Fund, MFS and MFS Related Entities#	2,119,489	1,391,510
To MFS Moderate Allocation Fund, MFS and MFS Related Entities#	2,113,476	1,387,370

+	MFS Absolute Return Fund liquidated effective March 28, 2018.
*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS.

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a)	(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST X

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: July 16, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: July 16, 2018

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: July 16, 2018

* Print name and title of each signing officer under his or her signature.